THE TRAVELERS VARIABLE
PRODUCTS FUNDS
SEMI-ANNUAL REPORTS
JUNE 30, 1997


                MANAGED ASSETS TRUST HIGH
                YIELD BOND TRUST
	  CAPITAL APPRECIATION FUND CASH INCOME TRUST

                THE TRAVELERS SERIES TRUST:
                U.S. Government Securities
                Portfolio Social Awareness Stock
                Portfolio Utilities Portfolio


[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183














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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS
FUNDS ----------------------------------------------------
---------------------------



Dear Shareholder:



We are pleased to provide the semi-annual report for Managed Assets Trust, High
Yield Bond Trust, Capital Appreciation Fund, Cash Income
Trust and The Travelers
Series Trust (U.S. Government Securities, Social Awareness
Stock and Utilities
Portfolios) for the period ended June 30, 1997. Please note that the commentaries for The Travelers Series Trust begin on page
35 of this report. In
this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 invested in each Trust or Portfolio since its inception date can be found in this report. A more detailed summary of performance and current holdings for each Trust or Portfolio can be found in the appropriate sections that follow.

ECONOMIC REVIEW AND OUTLOOK

Economic activity in the first quarter of 1997 showed surprising strength as real Gross Domestic Product ("GDP") growth rose well above
5%. Despite the
unexpected strength in the economy and a decline in unemployment to about 5%, reported inflation remained low. However, the stronger
U.S. economy, reflected
in both a tight labor market and a high capacity utilization rate, sparked concerns about rising future inflation and prompted an increasingly vigilant
Federal Reserve Board ("Fed") to raise the federal-funds rate by 25 basis points
(0.25%) on March 25, 1997. (The federal-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) Concerns of higher interest rates triggered a correction in both the stock and bond markets at the end of the first quarter of
1997.

The key economic news in the second quarter of 1997 was a distinct slowdown in economic growth and surprisingly low inflation. Both stock and bond market investors drew relief from these developments as the prospects of further Fed tightening receded. Interest rates fell from above 7% to 6.8% by the end of the second quarter of 1997 and the stock market began a furious rally that saw stock prices rise by almost 20%.

The second quarter of 1997 began with a singular focus on the future direction of Fed action. After an increase of 25 basis points in the federal-funds rate in late March on the heels of strong economic growth in the first quarter, it was considered quite likely that rates would rise during the second quarter. The prospect of higher rates created turmoil within the U.S.
capital markets and
stocks, in particular, were hit hard in early April.
Economic data released in
early May provided mounting evidence of a slower economy and low inflation.
Retail sales for April were soft and producer prices showed a dramatic decline of 0.4%. The consensus forecast for second quarter real economic growth has now dropped below 2%.

The inflation trend in recent months has been nothing short of remarkable, especially in light of the low unemployment rate and high capacity utilization rates in the U.S. economy. The consumer price deflator, which is considered to be a better inflation measure than the consumer price index ("CPI"), fell to a
30-year low in May at an annual rate of 1.6%. Gains in average hourly wages, a closely monitored signal of wage inflation, have slowed from 4.1% to 3.5%.
Commodity price indexes are declining, oil prices are falling and the price of gold is now below $320, its lowest level in five years. In other words, inflation just does not appear to be an issue at this point.

The biggest contributing factor in the demise of inflation appears to be the significant gains in productivity achieved over the last few years. It is widely acknowledged that conventional measures of productivity gains are being understated and, under that scenario, lower-than-expected inflation may be explained by higher-than-expected productivity gains.
Several other factors also
suggest that the current disinflationary trend is likely to be both secular and global in nature. These include a high level of disinflation in the growing technology sector, significant government downsizing and severe global competition.

The second quarter rally in the stock and bond markets suggests that investors have reduced their inflation expectations and, consequently, the likelihood of further Fed tightening. In our view, the biggest risk to the presently benign investment climate looms on the economic landscape. A resurgence of economic growth in the second half of the year may prompt the Fed to act yet again on a preemptive basis to choke off inflationary pressures.
Strong retail sales may
well hold the key to a reacceleration in third quarter economic growth. The boost in consumer spending could come from any one of several sources: increased refinancing activity, the wealth effect of a stronger stock market, record levels of consumer confidence and the recent strong growth in real disposable personal income.

While the relatively high real yield levels in the bond market suggests that bond investors still remain wary of an increase in inflation, we think the stock market is clearly vulnerable to such a development.

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FIXED INCOME COMMENTARY

Bond prices also rose higher in the second quarter. The
Lehman Long
Government/Corporate Index performed the best with a gain of 5.5% as interest rates fell below 7%. The yield curve became flatter as the spread between long- and short-term bonds narrowed by 0.20% in the quarter.

Stronger growth with low inflation has been good for bonds as it has reduced government financing needs. Low inflation coupled with a declining budget deficit provides positive support for the bond market.
Going forward, the
bullish case for bonds can be attributed to a reduced budget deficit and the absence of inflation in final goods pricing. While wages may be drifting higher, so are productivity gains due to technological improvements. At the same time, global competition and an 8.5% year-to-date increase in the trade weighted dollar should prevent higher product inflation. Year-over year Producer Price
Index ("PPI") statistics show no signs of price pressures, and CPI has been at a 2.0% to 2.5% rate for the past few years. Additionally, the CPI is generally agreed to be overstated and the government may be in the process of gradually reducing this upward basis.

The key question for the markets will be the pace of growth in the second half of the year and how the bond market and Fed react to it.
We do not believe that
growth necessarily leads to further inflation on the finished goods side. As long as wage growth is offset by productivity increases, higher growth with low unemployment does not have to lead to a rise in inflation.
However there is
still much debate on what the market and the Fed think about the relationship between economic growth and inflation. If growth is above
3%, the market may
still expect higher inflation or the Fed may raise rates on a preemptive basis.

Within the fixed income markets, spreads remain tight and there is a high level of complacency. Within the corporate market, spreads remain compressed between different quality levels and "riskier" borrowers have access to an abundance of capital. This condition is unlikely to change in the near term as good economic growth has reduced the stress on weaker credits. High issues of Collateralized
Bond Obligations ("CBO") have created a new class of buyer for lower quality issues, one that is more concerned with default likelihood rather than relative pricing. Mortgage-backed spreads have tightened as market volatility has been low and prepayments have been within their predicted range. Mortgage spreads are unlikely to widen much as long as government agencies such as Federal National
Mortgage Association ("FNMA") and Federal Home Loan
Mortgage Corporation
("FHLMC") are quick to arbitrage any spread widening.
Corporate spreads are
likely to take their cues from the high yield and equity markets. As long as these remain well bid for, high quality spreads should remain firm.
Historically, October has been a month when spreads have become wider and we would therefore, not be surprised to see some modest pressure on spreads as the fourth quarter begins.

EQUITY COMMENTARY

The U.S. stock market continues to be in one of the strongest bull market runs ever. Stock prices have now doubled over the last two and a half years and almost tripled in the last five years in an ideal investment climate of solid economic growth, low inflation and strong corporate profits growth.

The year 1997 began on a positive note for the stock market. Fueled by strong fourth quarter earnings and robust money flows into mutual funds, the Standard &
Poor's 500 Composite Stock Index ("S&P 500") gained over
7% in January and
February, and continued to move to new highs in early
March. However, as
evidence of unexpectedly robust economic growth came to hand, investors became increasingly concerned about the risk of higher inflation and interest rates.
The Fed raised short-term rates in March, and long-term
Treasury bond yields
moved back over the psychologically important 7% level.

The upward spike in interest rates triggered a sharp sell off in the stock market during the last week of March, erasing most of the market's year-to-date gains. For the entire first quarter, the S&P 500 edged out a 2.7% gain with dividends. Small capitalization issues generally fared worse. During the first three months of 1997, the Russell 2000 Stock Index declined 5.5% in value.

The second quarter of 1997 was the best quarter for the U.S. stock market in over ten years. The stock market rally was broad in nature lifting most stocks and indexes to record high levels. The S&P 500 soared by 17.44% in the second quarter, the Russell 2000 Index rose 16.2% and the Nasdaq
Composite Index
performed even better with a gain of 18.0%. (The S&P 500 is an unmanaged capitalization-weighted index of 500 widely held common stocks. The Russell 2000
Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or Nasdaq stock exchanges. The
Nasdaq Composite Index is a capitalization-weighted index of all stocks which trade on Nasdaq.)

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As noted, the stock market got off to a rocky start in
April as the effects of
the Fed rate hike from late March rippled through the capital markets. The S&P
500 sold off a low of 733 and the Dow Jones Industrial
Average retreated to
almost 6300 on April 14, 1997, as investors focused on the likelihood of higher rates. The investor mood swing to optimism was triggered by the release of solid first quarter earnings in April and the market rally began in real earnest when inflation reports in early May showed a significant decline in producer and consumer prices.

First quarter 1997 corporate earnings were again ahead of expectations. The final tally on the earnings scorecard showed that 54% of all companies reported earnings in excess of expectations while 31% of companies disappointed relative to the consensus. The preponderance of positive earnings surprises continues a trend which now extends to 17 consecutive quarters and is unprecedented in terms of duration or magnitude. Moreover, the agreement on a balanced budget in
Washington and the prospects of a lower capital gains tax added further fuel to the stock market rally in the middle of the quarter. The flood of liquidity into the market continued unabated in the second quarter and put more buying pressure on stocks.

There are no indications right now to suggest that earnings are at any great risk in the near term. The earnings preannouncement season at the end of the quarter, when companies typically confess to upcoming earnings shortfalls, was uneventful and early second quarter earnings seem to be quite strong.

There are no visible signs on the horizon that inflation is likely to flare up in the near future. The employment cost index and hourly wage gains are likely to be the most closely monitored gauges of expected inflation. We believe the biggest risk on the interest rate front lies in a stronger than-expected economy in the second half. In fact, the Fed may be inclined to respond to strong economic data even before it begins to affect inflation measures.

We remain cautious on the U.S. stock market. With all the good news already reflected in stock prices, the stock market has virtually no margin for error.
We suspect that any unpleasant surprise will be enough provocation to trigger a correction. The market will focus on earnings or interest rates for any negative developments but any wild card surprise such as an oil price shock could mean trouble. The positive long-term trends toward low inflation and lower interest rates should, however, contain the downside in the stock market and limit any correction to the traditional 10% to 15% range from prior highs.

Foreign stock markets also enjoyed a strong second quarter with the Morgan
Stanley Capital International Europe Australia Far East index ("MSCI EAFE") rising by 13.0% in U.S. dollar terms. (The MSCI EAFE Index consists of the equity total returns for Europe, Australia, New Zealand and the Far East.) The bull market in global stocks also saw the Latin America index advance by 22.5% in the second quarter while the emerging markets index gained 8.6% in U.S.
dollar terms.

MANAGED ASSETS TRUST

Managed Assets Trust gained 10.9% in the second quarter of 1997 while the 60/40%
S&P 500/Lehman Government/Corporate Index advanced by
11.8%. For the first half
of 1997, Managed Assets Trust enjoyed a total return of 11.82%.

The first half of 1997 provided stock market investors with a glimpse of the
"best of all worlds" scenario, combining solid economic growth, the lowest level of inflation seen in a decade, a balanced budget agreement out of Washington, the promise of lower capital gains taxes, strong corporate earnings growth, merger activity rivaling the late 1980s and an abundance of liquidity.

As a result, the U.S. stock market remains in one of the strongest bull market runs ever. The second quarter, in particular, was the best quarter for the U.S.
stock market in over ten years. Virtually all sectors of the stock market reached new highs in the first half of 1997.

The U.S. bond market also rose higher in the second quarter. The Lehman
Long-Term Bond Index performed the best with a gain of 5.5% as interest rates fell below 7% in the second quarter. The yield curve became flatter as the spread between long-and short-term bonds narrowed by 20 basis points in the quarter.

The dominant theme in the U.S. capital markets in the second quarter was the disappearing act staged by inflation. The remarkable good news on the inflation front finally seemed to get bond investors' attention as the yield on long-term bonds began to move lower. Stock market investors, on the other hand, simply accelerated their frenzied rush into stocks which continues to drive valuations higher.

The stock and bond markets have offered an interesting contrast in terms of their somewhat asymmetrical views on future inflation.
Even with a drop in
interest rates to 6.8% at the end of June, the bond market is still fairly cautious in terms of inflation expectations and future Fed actions. It can well be argued that inflation has been running close to 2% over the last

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several months and yet the bond market has consistently
priced real rates at
fairly high levels. Real federal funds rates have been around 3.3% and real long term rates have been at about 4.7%, levels considerably higher than the historical average. To put these interest rates in perspective, real Fed funds rates peaked at 3.3% during the tightening monetary period in 1987 whereas they have traded at those levels for several months now.

The bond market, therefore, has been unwilling to give ground to inflation and has remained skeptical about the sustainability of this low inflation. The conservative reaction in the bond market leaves it better prepared to deal with an inflation shock or further Fed tightening.

The stock market has been far more enthusiastic in its reaction to low inflation. For that matter, stocks have been quick to impound into prices all the good news on the economic and earnings front as well.
Unlike the bond
market, stock prices have quickly adjusted to good news as soon as it has become available. The resulting high valuation levels in the stock market now leave it vulnerable to any disappointment on either the inflation or earnings front.

As a result of this disparate investor behavior, the stock market has been able to far outperform the bond market over the last 18 months.
The return to risk
reward for stock investors has been even more favorable as stock market volatility has remained unusually low over the same period.

Valuations in the stock market continue to be stretched.
The 12-month forward
P/E multiple on the S&P 500 now stands at 18.4 times which is a record high over the last 25 years. By most valuation measures, we believe the market is between
10% and 15% overvalued.

We remain cautious on the U.S. stock market. With all good news already reflected in stock prices, the stock market has virtually no margin for error.
We suspect that any unpleasant surprise will be enough provocation to trigger a correction. As we discussed earlier, the bond market has refrained from building up a similar level of excess and, therefore, offers better value than stocks at this point. We recommend a small underweight position in U.S. stocks at this point.

HIGH YIELD BOND TRUST

For the six months ended June 30, 1997, the High Yield
Bond Trust had a total
return of 8.13%. The Portfolio began the second quarter of 1997 with a high cash balance comprising roughly 24% of the Portfolio. While the Portfolio performed well in the second quarter of 1997, its high cash position penalized its performance as the high yield bond market rallied. The following issues had a positive impact on the Portfolio's performance: Diamond
Cable, Florist
Transworld, Food 4 Less, ICF Kaiser, Syratech, SFX
Broadcasting and United
International Holdings.

The high yield bond market recovered from its modest return of 1.47% in the first quarter of 1997 to post a solid 4.32% for the second quarter of 1997.
Lower-quality high yield bonds outperformed the BB-sector as the sound economic outlook lifted the riskier credit issues over the near term.

The high yield bond market has continued to rally on strong demand from both new investors and mutual funds. Given the market's strong condition, we have seen a record amount of new high yield bond issuance (more than $60 billion) during the first six months of this year. Moreover, during the past twelve months there has been a meaningful increase in the number of structured transactions incorporating high yield securities that has caused the demand for high yield bonds to rise even more. In the past two years, a number of institutions, particularly insurance companies, have begun to create collateralized bond obligations (CBOs) that use high yield securities as collateral. Given the intense demand on the part of many investors for current yield the past year has resulted in a significant increase in the creation of CBOs. The amount of total capital invested in the high yield bond market has risen to record levels.

CAPITAL APPRECIATION FUND

In the second quarter, stocks registered their best performance since the first quarter of 1987. Large stocks remained the clear market leaders, but smaller companies also performed well, which made for a much healthier overall market.
The S&P 500 gained 17.44% for the quarter. For the six months ended June 30,
1997, the Fund generated a total return of 16.88% versus the 20.6% for the S&P
500 over the same period.

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We continue to enjoy excellent economic conditions, with
little inflation, low
interest rates and increasing productivity. In sum, it is still a very good environment for financial assets. Raw materials as well as labor are plentiful internationally, which brought about deflation in many core commodity prices as the quarter ended -- copper, aluminum, grains and gold all declined significantly -- and continues to restrain inflationary wage pressures. The
Fed's decision not to raise interest rates at both its May and July meetings was a further endorsement of the economy's basic health and stability. Finally, the budget process in Washington, D.C. is providing an encouraging backdrop for financial markets.

This quarter we experienced substantial gains in many of our holdings, despite some lingering cross-currents in technology as the quarter began, when it proved difficult to sort out the prospects for a few large technology positions. In spite of this ebb and flow, we posted good returns with Microsoft Corp. and
Lucent Technologies. Microsoft, the dominant presence in PC and network operating systems, is beginning another upgrade cycle for its NT, Office and
Windows products. Earnings are very consistent, not only due to product demand but also because Microsoft employs conservative accounting methods. Lucent has made a number of changes aimed at producing more consistent revenues and earnings, including restructuring the pay of its sales force, cutting sales and administrative expenses, and joint venturing with Philips
Electronics to sell
Lucent's electronic consumer goods (primarily cellular telephones) under the
Philips name.

Dell Computer also appreciated nicely. Dell is clearly the best operator in the
PC business. Inventory turnover averages only 12 days, and the company has remained focused on the commercial PC market, where demand for new processors and other upgrades is still strong. Dell is also just getting started in the high-margin server market. Dell's operating model is so effective that Compaq
Computer, the largest PC retailer in the industry, recently announced that it wants to copy the Dell model, and tried to purchase
Gateway 2000 in order to
enter the direct order PC business, where Dell has been very successful.

Our drug stocks also produced good returns this quarter.
Warner-Lambert's two
new drugs, Lipitor, which reduces cholesterol, and Rezulin, for diabetes, have been well received. Lipitor, which was introduced approximately six months ago, has already captured 21% of a highly competitive market.
Eli Lilly's Zyprexa,
for the treatment of schizophrenia, and Reopro, which treats cardiovascular disease, are selling well.

Two core growth companies, FNMA and First Data, also appreciated. FNMA is repurchasing stock and continues to post improved earnings despite mediocre loan growth. Credit card transaction processor First Data came under pressure earlier in the year on concerns over a potential slowdown in credit card use. However, these fears were overblown, and the stock gained almost
30%.

Finally, two new holdings, Diamond Offshore Drilling and Delta and Pine Land, were up nicely. Delta and Pine has developed a new insect resistant cotton seed that is just beginning to penetrate the market. Diamond
Offshore is the leading
provider of deep-water drilling equipment. Exploration budgets at the major oil companies are at an all-time high, demand for Diamond
Offshore's products is
excellent and day rates are up. The company's fixed costs are stable, which gives it huge pricing leverage as more equipment goes into the field.

Nike and Texas Instruments were sold at a profit during the quarter. The revenue growth rate slowed at Nike, and DRAM demand declined at Texas Instruments.
Halliburton (energy company) was let go at a loss, due to concerns about the strength of its engineering and construction business.

Going forward, we are still very optimistic about the equity markets. Although valuations are rich in some stocks, healthy earnings prospects and low interest rates should support higher prices. In addition, our Treasury yields also remain high compared to international rates, making them attractive to foreign investors. As long as economic growth is moderate and inflation is low, there should be room for interest rates to come down. If this proves to be the case, financial assets will continue to benefit.

CASH INCOME TRUST

Cash Income Trust seeks to provide shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. Cash Income
Trust pursues this
objective by investing in securities maturing in one year or less.

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For the six months ended June 30, 1997, Cash Income Trust
generated an effective
yield of 4.84% and as of June 30, 1997 had an average maturity of 16 days. Cash
Income Trust continues to invest primarily in U.S.
Treasuries and government
agency securities. This investment strategy has provided
Cash Income Trust with
safety, liquidity and stability.

You should be aware that your investment in the Cash
Income Trust is neither
insured nor guaranteed by the U.S. Government. Moreover, no assurance can be given that the Fund will be able to maintain a stable net asset value of $1.00 per share.

In closing, we would like to thank you for your investment in Managed Asset
Trust, High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust.
We look forward to continuing to help you achieve your financial goals.

Sincerely,

McLendon sig

Heath B. McLendon
Chairman

July 28, 1997

                                        6

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------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF
6/30/97 (UNAUDITED)

       AVERAGE ANNUAL TOTAL RETURN -----------------------
   -------------
   Six Months Ended 6/30/97+            11.82%
   Year Ended 6/30/97
21.44%
   Five Years Ended 6/30/97
12.82%
   Ten Years Ended 6/30/97
12.85%
   +Total return is not annualized, as it
    may not be representative of the total
    return for the year.

This chart assumes an initial investment of $10,000 made on June
30, 1987 assuming reinvestment of dividends through June
30, 1997.
The Lehman Government/Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman
Corporate Bond Index, which is comprised of all public fixedrate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price
Index is a
measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500
Index is an
unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

   Measurement                   Lehman
      Period          Managed    Government  Consumer
Standard
 (Fiscal Year       Assets       Bond        Price      &
Poors
  Covered)          Trust       Index       Index     500
Index
Jun-87                 10000       10000       10000
10000
Dec-87                 10620       10274       10165
8259
Dec-88                 10824       11053       10614
9627
Dec-89                 11816       12626       11107
12672
Dec-90                 15021       13673       11785
12279
Dec-91                 15392       15877       12146
16012
Dec-92                 18732       17081       12498
17232
Dec-93                 19695       18966       12842
18964
Dec-94                 21533       18299       13185
19213
Dec-95                 21050       21821       13520
23425
Dec-96                 23938       22453       13968
28801
Jun-97                 26768       23068       14065
34734

----------------------------------------------------------
---------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and
measure net investment
income and capital gain or loss from portfolio investments
assuming reinvestment
of dividends. The returns do not reflect expenses
associated with the subaccount
such as administrative fees, account charges and surrender
charges which, if
reflected, would reduce the performance shown.
----------------------------------------------------------
---------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF
6/30/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN ------------------
   ---------------------------
   Six Months Ended 6/30/97+               8.13%
   Year Ended 6/30/97
16.25%
   Five Years Ended 6/30/97
11.43%
   Ten Years Ended 6/30/97
9.93%
   +Total return is not annualized, as it may
    not be representative of the total return
    for the year.

This chart assumes an initial investment of $10,000 made on June
30, 1987 assuming reinvestment of dividends through June
30, 1997.
The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the
Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as
"junk bonds."

                                        Lehman
 Measurement Period     High Yield     Aggregate
Consumer
(Fiscal Year Covered)   Bond Trust    Bond Index    Price
Index
Jun-87                      10000         10000
10000
Dec-87                      10381         10293
10165
Dec-88                      10346         11105
10614
Dec-89                      11853         12720
11107
Dec-90                      12019         13859
11785
Dec-91                      10922         16077
12146
Dec-92                      13774         17266
12498
Dec-93                      15587         18950
12842
Dec-94                      17771         18397
13185
Dec-95                      17547         21795
13520
Dec-96                      20363         22586
13968
Jun-97                      22019         23205
14065

----------------------------------------------------------
---------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        7
<pg$pcn>
----------------------------------------------------------
---------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF
6/30/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN ------------------
   ---------------------------
   Six Months Ended 6/30/97+              16.88%
   Year Ended 6/30/97
28.25%
   Five Years Ended 6/30/97
21.61%
   Ten Years Ended 6/30/97
16.45%
   + Total return is not annualized, as it may
     not be representative of the total return
     for the year.

This chart assumes an initial investment of $10,000 made on June
30, 1987 assuming reinvestment of dividends through June
30,
  1997. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York
  Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth
  orientation whose common stock is traded in the United
States of
 the New York Stock Exchange, American Stock Exchange and
NASDAQ.
   The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

   Measurement
      Period          Capital     Russell    Consumer
Standard
  (Fiscal Year      Appreciation   2000       Price      &
Poors
  Covered)          Fund        Index       Index     500
Index
Jun-87                 10000       10000       10000
10000
Dec-87                  9720        7395       10165
8259
Dec-88                  8931        9245       10614
9627
Dec-89                  9830       10749       11107
12672
Dec-90                 11374        8655       11785
12279
Dec-91                 10665       12640       12146
16012
Dec-92                 14414       14967       12498
17232
Dec-93                 16951       17792       12842
18964
Dec-94                 19509        7383       13185
19213
Dec-95                 18580        9484       13520
23425
Dec-96                 23828       11048       13968
28801
Jun-97                 27850       12175       14065
34734

----------------------------------------------------------
---------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        8
<pg$pcn>
----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
COMMON STOCK -- 59.5% ------------------------------------
----------------------------------------------------------
----------
CONSUMER CYCLICALS -- 8.0%
  16,300   Accustaff
Inc.++....................................................
 .. .........   $    386,106
  10,200   American Stores Co.
 ..........................................................
 . 503,625
  16,400   Borders Group,
Inc.++....................................................
 .. ....     395,650
   5,400   Colgate-Palmolive Co.
 .........................................................
352,350
  17,300   Costco Cos., Inc.
 ..........................................................
 .. .              569,278
  10,400   CVS Corp.
 ..........................................................
 .. .........        533,000
   6,100   Eastman Kodak Co.
 ..........................................................
 .. .              468,175
  13,300   Federated Department Stores
Inc.++.............................................
462,175
   7,600   Gannett Co.
 ..........................................................
 .. .......     750,500
   5,200   Gap Inc.
 ..........................................................
 .. ..........        202,150
  14,100   Gillette Co.
 ..........................................................
 .. ......   1,335,975
  10,100   HFS
Inc.++....................................................
 .. ...............        585,800
   4,900   Hilton Hotels Corp.
 ..........................................................
 . 130,156
   9,400   Home Depot Inc.
 ..........................................................
 .. ...     648,013
  16,948   Kimberly-Clark Corp.
 ..........................................................
843,163
  13,200   Lowe's Cos., Inc.
 ..........................................................
 .. .              490,050
   5,400   McDonalds Corp.
 ..........................................................
 .. ...     260,888
  10,400   New York Times Co., Class A
shares.............................................
514,800
   4,600   Nike Inc., Class B
shares....................................................
 .. 268,525
  15,200   Proctor & Gamble Co.
 ..........................................................
2,147,000
   7,400   Sears Roebuck & Co.
 ..........................................................
 . 397,750
  27,500   Stride Rite Corp.
 ..........................................................
 .. .              354,062
  12,500   Tele-Communications
Inc.++....................................................
 . 185,547
  10,000   Time Warner Inc.
 ..........................................................
 .. ..        482,500
  17,800   TJX Cos., Inc.
 ..........................................................
 .. ....     469,475
   2,600   Unilever
NV........................................................
 .. ..........        566,800
  43,000   Wal-Mart Stores, Inc.
 .........................................................
1,453,938
  12,477   Walt Disney Co.
 ..........................................................
 .. ...      1,001,279 ------------------------------------
----------------------------------------------------------
----------

16,758,730 -----------------------------------------------
---------------------------------------------------------
CONSUMER STAPLES -- 4.7%
   9,200   Anheuser-Busch Co.
 ..........................................................
 .. 385,825
   3,800   Campbell Soup Co.
 ..........................................................
 .. .              190,000
  44,800   Coca-Cola Co.
 ..........................................................
 .. .....   3,024,000
  10,900   Conagra Inc.
 ..........................................................
 .. ......     698,963
   7,000   CPC International Inc.
 ........................................................
646,187
  11,700   Dean
Foods.....................................................
 ..
 ..............        472,388
   3,100   Gallaher Group
PLC.......................................................
 .. ....      57,156
   1,300   Kellogg Co.
 ..........................................................
 .. .......     111,313
  29,000   PepsiCo, Inc.
 ..........................................................
 .. .....   1,089,313
  45,800   Philip Morris, Inc.
 ..........................................................
 . 2,032,375
   6,800   Pioneer Hi-Bred
International.............................................
 .. ...     544,000
   9,000   Sara Lee Corp.
 ..........................................................
 .. ....     374,625
   9,200   Whitman Corp.
 ..........................................................
 .. .....     232,875
----------------------------------------------------------
----------------------------------------------

9,859,020 ------------------------------------------------
--------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        9

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
ENERGY -- 0.4%
   6,400   Louisiana Land & Exploration Co.
 ..............................................   $
365,600
   4,500   Schlumberger Ltd.
 ..........................................................
 .. .              562,500
----------------------------------------------------------
----------------------------------------------

928,100 --------------------------------------------------
------------------------------------------------------
FINANCE -- 8.1%
   8,265   Allstate Corp.
 ..........................................................
 .. ....     603,345
   4,900   Ambac Inc.
 ..........................................................
 .. ........                 374,238
   9,200   American Express Co.
 ..........................................................
685,400
   8,750   American International Group Inc.
 .............................................
  1,307,031 10,389     Banc One Corp.
 ..........................................................
 .. ....     503,217
  10,400   Bank of Boston
Corp.++...................................................
 .. ....     749,450
   7,100   Bank of New
York......................................................
 .. .......     308,850
  19,000   BankAmerica Corp.
 ..........................................................
 .. .            1,226,688
   3,600   Barnett Banks Inc.
 ..........................................................
 .. 189,000
   8,036   Chase Manhattan Corp.
 .........................................................
779,994
   3,100   Chubb Corp.
 ..........................................................
 .. .......     207,313
   8,400
Citicorp..................................................
 .. ...................      1,012,725
  14,000   Federal Home Loan Mortgage Corp.
 ..............................................
481,250
  20,600   Federal National Mortgage
Association..........................................
898,675
   2,600   First Bank System Inc.
 ........................................................
221,975
   6,000   First Chicago NBD Corp.
 .......................................................
363,000
   2,800   First Union Corp.
 ..........................................................
 .. .              259,000
   5,700   Golden West Financial Corp.
 ...................................................
399,000
   7,200   Hartford Financial Services Group Inc.
 ........................................        595,800
   6,700   Household International Inc.
 ..................................................
786,831
   3,400   J.P. Morgan & Co.
 ..........................................................
 .. .              354,875
  16,800   Mellon Bank Corp.
 ..........................................................
 .. .              758,100
   6,200   Merrill Lynch & Co., Inc.
 .....................................................
369,675
  10,950   Morgan Stanley Dean Witter
Discover............................................
471,534
  12,000   NationsBank Corp.
 ..........................................................
 .. .              774,000
   8,400   Northern Trust Corp.
 ..........................................................
406,613
   6,700   Norwest Corp.
 ..........................................................
 .. .....     376,875
   5,900   PNC Bank Corp.
 ..........................................................
 .. ....     245,587
   7,600   SunAmerica, Inc.
 ..........................................................
 .. ..        370,500
   4,100   SunTrust Banks, Inc.
 ..........................................................
225,756
   1,800   Wells Fargo & Co.
 ..........................................................
 .. .              485,100
----------------------------------------------------------
----------------------------------------------

16,791,397 -----------------------------------------------
---------------------------------------------------------
HEALTHCARE -- 7.2%
   9,100   Abbott
Laboratories..............................................
 .. ............        607,425
   7,000   American Home Products Corp.
 ..................................................
535,500
   4,800   Amgen
Inc.++....................................................
 .. .............        278,850
  25,500   Beverly Enterprises, Inc.
 .....................................................
414,375
   3,300   Boston Scientific Corp.
 .......................................................
202,744
  23,300   Bristol-Myers Squibb Co.
 ......................................................
1,887,300
  12,300   Columbia/HCA Healthcare Corp.
 .................................................
483,544
   6,400   Eli Lilly & Co.
 ..........................................................
 .. ...     699,600
   6,800   Guidant Corp.
 ..........................................................
 .. .....     578,000
   6,500   HBO & Co.
 ..........................................................
 .. .........        447,687

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

<pg$pcn>

----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
HEALTHCARE -- 7.2% (CONTINUED)
  29,600   Johnson &
Johnson...................................................
 .. .........   $  1,905,500
   4,500   Medtronic Inc.
 ..........................................................
 .. ....     364,500
  27,200   Merck & Co.
 ..........................................................
 .. .......   2,815,200
  11,700   Pfizer Inc.
 ..........................................................
 .. .......   1,398,150
  12,400   PhyCor, Inc.
 ..........................................................
 .. ......     426,638
  13,800   Schering-Plough Corp.
 .........................................................
660,675
   3,500   United Healthcare Corp.
 .......................................................
182,000
  12,000   U.S. Surgical Corp.
 ..........................................................
 . 447,000
   5,000   Warner-Lambert Co.
 ..........................................................
 .. 621,250 -----------------------------------------------
---------------------------------------------------------

14,955,938 -----------------------------------------------
---------------------------------------------------------
INSURANCE -- 1.1%
   2,700   Aetna Inc.
 ..........................................................
 .. ........                        276,413
   1,400   Cigna
Corp......................................................
 .. .............        248,500
  15,000   Conseco Inc.
 ..........................................................
 .. ......     555,000
   1,800   Lincoln National Corp.
 ........................................................
115,875
   8,600   Marsh & McLennan Cos.,
Inc.....................................................
613,825
   4,000   Transatlantic Holdings, Inc.
 ..................................................
397,000 --------------------------------------------------
------------------------------------------------------

2,206,613 ------------------------------------------------
--------------------------------------------------------
MATERIALS & PROCESSING -- 4.5%
   5,000   Aluminum Co. of
America...................................................
 .. ...     376,875
   6,900   Avery Dennison Corp.
 ..........................................................
276,862
   4,100   Corning Inc.
 ..........................................................
 .. ......     228,062
   7,000   Cummins Engine Co., Inc.
 ......................................................
493,938
   8,800   Cytec Industries Inc.
 .........................................................
328,900
  20,400   E.I. du Pont de Nemours & Co.
 .................................................
1,282,650
   9,600   Ecolab, Inc.
 ..........................................................
 .. ......     458,400
   3,100   Fortune Brands, Inc.
 ..........................................................
115,669
  13,900   Freeport-McMoRan
Copper....................................................
 .. ..        432,638
   4,900   Georgia-Pacific Corp.
 .........................................................
418,338
  18,100   Homestake Mining Co.
 ..........................................................
236,431
  12,100   Masco Corp.
 ..........................................................
 .. .......     505,175
   9,900   McDonnell Douglas Corp.
 .......................................................
678,150
   6,800   Mead Corp.
 ..........................................................
 .. ........                        423,300
  19,700   Monsanto Co.
 ..........................................................
 .. ......     848,331
   4,400   Raytheon Co.
 ..........................................................
 .. ......     224,400
   8,600   United Technologies Corp.
 .....................................................
713,800
  14,700   U.S. Industries, Inc.
 .........................................................
523,688
  11,700   USX-US Steel
Group.....................................................
 .. ......     410,231
   8,800   Waste Management Inc.
 .........................................................
282,700
   3,700   Weyerhauser Co.
 ..........................................................
 .. ...     192,400
----------------------------------------------------------
----------------------------------------------

9,450,938 ------------------------------------------------
--------------------------------------------------------
OIL -- 5.0%
   7,100   Amerada Hess Corp.
 ..........................................................
 .. 394,494
   9,000   Amoco Corp.
 ..........................................................
 .. .......     782,437
   8,100   Ashland Inc.
 ..........................................................
 .. ......     375,638
   4,200   Atlantic Richfield Co.
 ........................................................
296,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
OIL -- 5.0% (CONTINUED)
  12,000   Baker Hughes Inc.
 ..........................................................
 .. .         $    464,250
  12,000   Chevron Corp.
 ..........................................................
 .. .....     887,250
  38,800   Exxon Corp.
 ..........................................................
 .. .......   2,386,200
  19,600   Mobil Corp.
 ..........................................................
 .. .......   1,369,550
  31,600   Royal Dutch Petroleum Co.
 .....................................................
1,718,250
  10,200   Texaco Inc.
 ..........................................................
 .. .......   1,109,250
  14,200   Unocal Corp.
 ..........................................................
 .. ......     551,138
----------------------------------------------------------
----------------------------------------------

10,334,557 -----------------------------------------------
---------------------------------------------------------
PRODUCER DURABLES -- 5.0%
   5,200   Allied Signal Inc.
 ..........................................................
 .. 436,800
   5,600   Betzdearborn, Inc.
 ..........................................................
 .. 369,600
   6,400   Boeing Co.
 ..........................................................
 .. ........                 339,600
   3,700   Caterpillar Inc.
 ..........................................................
 .. ..        397,288
  10,650   Crane Co.
 ..........................................................
 .. .........        445,303
  11,400   Deere & Co.
 ..........................................................
 .. .......     625,575
   4,500   Dow Chemical Co.
 ..........................................................
 .. ..        392,063
   8,200   Emerson Electric Co.
 ..........................................................
451,512
  62,400   General Electric Co.
 ..........................................................
4,079,400
   6,700   Honeywell Inc.
 ..........................................................
 .. ....     508,362
  12,800   Illinois Tool
Works.....................................................
 .. .....     639,200
   3,680   Lockheed Martin Corp.
 .........................................................
381,110
   7,800   Minnesota Mining & Manufacturing Co.
 ..........................................        795,600
   4,700   Raychem Corp.
 ..........................................................
 .. .....     349,562
  11,900   Westinghouse Electric Corp.
 ...................................................
275,188 --------------------------------------------------
------------------------------------------------------

10,486,163 -----------------------------------------------
---------------------------------------------------------
TECHNOLOGY -- 8.1%
  10,000   Advanced Micro Devices, Inc.
 ..................................................
360,000
   4,625   Andrew Corp.
 ..........................................................
 .. ......     129,789
   3,300   Applied Materials, Inc.
 .......................................................
233,578
   5,700   Automatic Data Processing, Inc.
 ...............................................
267,900
  11,900   Cisco Systems, Inc.
 ..........................................................
 . 799,159
   5,400   Compaq Computer Corp.
 .........................................................
535,950
   6,575   Computer Associates International, Inc.
 .......................................        366,145
   3,300   Dell Computer Corp.
 ..........................................................
 . 387,440
  23,000   Edison
International.............................................
 .. ............        572,125
  11,200   Gateway 2000
Inc.++....................................................
 .. ......     363,300
  18,600   Hewlett Packard Co.
 ..........................................................
 . 1,041,600
  12,600   Intel Corp.
 ..........................................................
 .. .......   1,784,081
  19,000   International Business Machines Corp.
 .........................................      1,713,563
  15,200   Liberty Media, Class A
shares..................................................
361,475
  15,200   LSI Logic Corp.
 ..........................................................
 .. ...     486,400
  11,569   Lucent Technologies Inc.
 ......................................................
833,691
   6,100   McAfee Associates, Inc.
 .......................................................
384,681
  22,200   Microsoft Corp.
 ..........................................................
 .. ...      2,807,606
  13,800   Motorola Inc.
 ..........................................................
 .. .....   1,048,800
  12,000   Oracle Corp.
 ..........................................................
 .. ......     604,125
   5,200
PacifiCorp................................................
 .. ...................     114,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12
<pg$pcn>
----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
TECHNOLOGY -- 8.1% (CONTINUED)
  16,400   Read-Rite Corp.
 ..........................................................
 .. ...   $ 341,838
   4,400   Seagate Technology, Inc.
 ......................................................
154,825
   6,500   Sun Microsystems Inc.
 .........................................................
241,922
   3,200   Texas Instruments Inc.
 ........................................................
269,000
   5,900   3Com Corp.
 ..........................................................
 .. ........                        265,316
   6,200   Xerox Corp.
 ..........................................................
 .. .......     489,025
----------------------------------------------------------
----------------------------------------------

16,957,734 -----------------------------------------------
--------------------------------------------------------
TRANSPORTATION -- 1.7%
   6,300   Burlington Northern Sante
Fe...................................................
566,213
  12,800   Chrysler Corp.
 ..........................................................
 .. ....     420,000
  11,200   Continental Airlines, Inc., Class B
shares.....................................        391,300
  21,100   Ford Motor Co.
 ..........................................................
 .. ....     796,525
  12,900   General Motors Corp.
 ..........................................................
718,369
   7,800   Lear Corp.
 ..........................................................
 .. ........                        346,125
   4,000   Union Pacific Corp.
 ..........................................................
 . 282,000 ------------------------------------------------
--------------------------------------------------------

3,520,532 ------------------------------------------------
--------------------------------------------------------
UTILITIES -- 5.7%
   5,100   AES
Corp.++...................................................
 .. ...............        360,825
  25,900   American Telephone & Telegraph Corp.
 ..........................................        908,119
  10,500   Ameritech Corp.
 ..........................................................
 .. ...     713,344
   9,900   Baltimore Gas & Electric Co.
 ..................................................
264,206
   8,200   Bell Atlantic Corp.
 ..........................................................
 . 622,175
  19,000   Bellsouth Corp.
 ..........................................................
 .. ...     881,120
   9,700   CalEnergy Co.,
Inc.++....................................................
 .. ....     368,600
   7,600   Columbia Gas
System....................................................
 .. ......     495,900
   3,800   Duke Energy Corp.
 ..........................................................
 .. .              182,163
  12,800   Enron Corp.
 ..........................................................
 .. .......     522,400
  10,700   FPL Group Inc.
 ..........................................................
 .. ....     492,869
  15,600   GTE Corp.
 ..........................................................
 .. .........        684,450
   4,900   Houston Industries, Inc.
 ......................................................
105,044
  12,700   MCI Communications Corp.
 ......................................................
486,172
   4,700   Northern Telecom
Ltd.......................................................
 .. ..        427,700
   8,300   Nynex Corp.
 ..........................................................
 .. .......     478,287
   4,100   Pacific
Enterprises...............................................
 .. ...........        137,862
  20,227   SBC Communications, Inc.
 ......................................................
1,251,546
   8,700   Sonat Inc.
 ..........................................................
 .. ........                        445,875
  12,700   Southern Co.
 ..........................................................
 .. ......     277,812
   6,300   Sprint Corp.
 ..........................................................
 .. ......     331,538
  10,000   Texas Utilities Co.
 ..........................................................
 . 344,375
   3,400   US West Communications
Group...................................................
128,138
  29,100   Worldcom Inc.
 ..........................................................
 .. .....                 931,200
----------------------------------------------------------
----------------------------------------------

11,841,720 -----------------------------------------------
---------------------------------------------------------
           TOTAL COMMON STOCK (Cost -
$85,322,071).......................................
124,091,442 ----------------------------------------------
----------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
PREFERRED STOCK -- 2.1% ----------------------------------
----------------------------------------------------------
------------
FINANCIAL -- 0.6%
   4,000   Excel Reality Trust Inc., Convertible
2.125%...................................   $    109,000
   2,000   Finova Finance, Convertible
5.500%.............................................
115,000
       4   Fuji Finance, Convertible
0.250%...............................................
109,444
   8,000   Merry Land & Investment, Convertible
2.150%....................................        217,000
   8,000   National Australia Bank, Convertible
7.875%....................................        223,500
   4,000   St. Paul Capital, Convertible
6.000%...........................................
277,000
   5,000   Tosco Financial Trust, Convertible
5.750%......................................
278,750 --------------------------------------------------
------------------------------------------------------

1,329,694 ------------------------------------------------
--------------------------------------------------------
INDUSTRIAL -- 1.5%
   4,000   Amcor Ltd., Convertible
7.250%.................................................
211,750
  10,000   Calenergy Capital II, Convertible
6.250%+......................................
  567,500 12,000 International
Paper.....................................................
 .. .....     639,000
  10,990   News Corp., Ltd., Convertible
5.000%...........................................
945,140
   9,000   Occidental Petroleum
Corp.+....................................................
525,375
   4,000   Rouse Co.
 ..........................................................
 .. .........          193,000
----------------------------------------------------------
----------------------------------------------

3,081,765 ------------------------------------------------
--------------------------------------------------------
           TOTAL PREFERRED STOCK (Cost -
$4,057,871).....................................
4,411,459 ------------------------------------------------
--------------------------------------------------------

    FACE
   AMOUNT                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
CORPORATE BONDS -- 23.2% ---------------------------------
----------------------------------------------------------
-------------
FINANCIAL -- 2.6%
$    500,000   Great Western Financial, 6.375% due
7/1/00.................................        495,625
   5,000,000   New Plan Reality, 5.950% due
11/2/26.......................................
5,004,500 ------------------------------------------------
--------------------------------------------------------

5,500,125 ------------------------------------------------
--------------------------------------------------------
GOVERNMENT, NATIONAL -- 2.9%
   2,000,000   Canada - Global Bond, 6.375% due
7/21/05...................................      1,971,250
   3,000,000   Panama-IRB, 3.500% due
7/17/14.............................................
2,321,250
   2,000,000   Poland, 6.438% due
10/27/24................................................
1,718,750 ------------------------------------------------
--------------------------------------------------------
6,011,250 ------------------------------------------------
--------------------------------------------------------
INDUSTRIAL -- 10.3%
   2,000,000   Becton Dickinson, 8.800% due
3/1/01........................................
2,130,000
   2,000,000   Cox Communication Inc., 6.875% due
6/15/05.................................      1,970,000
   2,000,000   McDonnell Douglas, 9.750% due
4/1/12.......................................
   2,400,000 3,000,000 McKesson Corp., 6.875% due
3/1/02+.........................................
3,003,750
   4,000,000   Philip Morris, 7.750% due
1/15/27..........................................
3,920,000
   1,000,000   SIGMT, 1993-4b, 5.800% due
3/15/98.........................................
990,560
   2,020,000   Tele-Comm Inc., 9.650% due
10/1/03.........................................
2,184,125
   5,000,000   Xerox Corp., 6.250% due
11/15/26...........................................
4,850,000 ------------------------------------------------
--------------------------------------------------------

21,448,435 -----------------------------------------------
---------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

    FACE
   AMOUNT                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
OIL -- 0.3%
$    500,000   Apache Corp, 6.000% due
1/15/02............................................   $
592,500 --------------------------------------------------
----------
---------------------------------------------
TELEPHONE -- 3.7%
   5,000,000   Bellsouth Cap Funding, 6.040% due
11/15/26.................................      4,918,750
   3,000,000   Bellsouth Telecom, 7.000% due
12/1/2095....................................
2,850,000 ------------------------------------------------
--------------------------------------------------------

7,768,750 ------------------------------------------------
-------------------------------------------------------
TRANSPORTATION -- 1.9%
   3,000,000   CSX, 6.950% due
5/1/27+...................................................
 . 3,015,000
     880,199   Wilmington Trust, 9.250% due
1/2/07+.......................................
907,582 --------------------------------------------------
------------------------------------------------------

3,922,582 ------------------------------------------------
--------------------------------------------------------
UTILITY - ELECTRIC -- 1.5%
   3,000,000   Tenaga Nasional, 7.200% due
4/29/07........................................
3,071,250 ------------------------------------------------
--------------------------------------------------------
               TOTAL CORPORATE BONDS (Cost -
$47,689,603)................................
48,314,892 -----------------------------------------------
---------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 3.9% ----------------------
----------------------------------------------------------
------------------------
FINANCIAL -- 0.5%
     500,000   Equitable Cos., 6.125% due
12/15/24........................................
686,250
     500,000   USF&G Corp., zero coupon due
3/3/09........................................
358,750 --------------------------------------------------
------------------------------------------------------

1,045,000 ------------------------------------------------
--------------------------------------------------------
GOVERNMENT, NATIONAL -- 0.2%
     500,000   Republic of Italy, 5.000% due
6/28/01......................................
507,500 --------------------------------------------------
------------------------------------------------------
INDUSTRIAL -- 2.9%
   1,400,000   Alza Corp., zero coupon due
7/14/14........................................
624,750
     300,000   Berkshire Hathaway, 1.000% due
12/03/01....................................
     312,750 500,000     CUC International Inc., 3.000%
     due
2/15/02.................................        531,875
     300,000   GVC Corp. Ltd., zero coupon due
5/21/02+...................................        311,625
     580,000   Hilton Hotels Corp. 5.000% due
5/15/06.....................................
     620,600 500,000   Home Depot Inc., 3.250% due
10/1/01........................................
573,750
     300,000   Inco Ltd., 7.750% due
3/15/16..............................................
314,625
     300,000   Indian Petrochemicals, 8.800% due
3/11/02+.................................        317,625
   1,000,000   Marriot International, zero coupon due
3/25/11.............................        616,250
     100,000   Omnicom, zero coupon due
1/3/07............................................
121,625
     400,000   Rouse Co., 5.750% due
7/23/02..............................................
417,000
     300,000   RPM Inc., zero coupon due
9/30/12..........................................
144,750
     500,000   Scholastic Corp., 5.000% due
8/15/05.......................................
406,875
     200,000   Taiwan Semiconductor, zero coupon due
7/3/02+..............................        200,000
     500,000   Trinova Corp., 6.000% due
10/15/02.........................................
521,875 --------------------------------------------------
------------------------------------------------------

6,035,975 ------------------------------------------------
--------------------------------------------------------
UTILITY - ELECTRIC -- 0.3%
     600,000   Potomac Electric Power, 5.000% due
9/1/02..................................        554,250 --
----------------------------------------------------------
--------------------------------------------
               TOTAL CONVERTIBLE CORPORATE BONDS (Cost -
$7,490,037).....................      8,142,725 ----------
----------------------------------------------------------
------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

    FACE
   AMOUNT                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 3.6% ---------
----------------------------------------------------------
-------------------------------------
$  3,000,000   U.S. Treasury Strip, zero coupon due
5/15/07...............................   $  1,566,660
     387,863   FHLMC, 8.500% due
9/1/02...................................................
397,680
   3,237,993   FNMA, 7.500% due
10/1/25...................................................
3,247,092
     171,320   FNMA, 8.500% due
3/1/05....................................................
177,423
     727,603   GNMA, 7.500% due
12/15/25..................................................
730,332
     193,425   GNMA, 7.500% due
5/15/23...................................................
194,151
     207,731   GNMA, 9.000% due
12/15/16..................................................
219,676
     210,679   GNMA, 9.000% due
11/15/19..................................................
222,794
     207,929   GNMA, 9.500% due
3/15/20...................................................
224,369
     376,019   GNMA, 9.500% due
1/15/20...................................................
405,748 --------------------------------------------------
------------------------------------------------------
               TOTAL U.S. GOVERNMENT AGENCIES AND
OBLIGATIONS
               (Cost -
$7,322,719)...............................................
 .. ......      7,385,925 ---------------------------------
----------------------------------------------------------
-------------
SHORT-TERM U.S. GOVERNMENT INSTRUMENTS -- 0.2%
     350,000   U.S. Treasury Bill, 5.060% due
7/10/97#....................................
      349,556 70,000 U.S. Treasury Bill, 5.070% due
7/10/97#....................................
      69,911 75,000  U.S. Treasury Notes, 5.480% due
8/21/97....................................         74,420
----------------------------------------------------------
----------------------------------------------
               TOTAL SHORT-TERM U.S. GOVERNMENT
               INSTRUMENTS (Cost --
$493,887).................................................
 .. ......        493,887 ---------------------------------
----------------------------------------------------------
-------------

COMMERCIAL PAPER -- 3.8%
   8,000,000   Merrill Lynch & Co., Inc., 5.550% due
7/8/97
(Cost -- $7,991,360)..........      7,991,360 ------------
----------------------------------------------------------
----------------------------------

REPURCHASE AGREEMENT -- 3.7%
   7,611,000   Citibank, 6.000% due 7/1/97; Proceeds at
maturity -- $7,612,266; (Fully
               collateralized by U.S. Treasury Notes;
5.500% due 12/31/00; Market
               value -- $7,766,069) (Cost -
$7,611,000)..................................
7,611,000 ------------------------------------------------
--------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -
$167,978,548*)..........................   $208,442,690 --
----------------------------------------------------------
--------------------------------------------

++ Non-income producing security.
+ Security is exempt from registration under rule 144A of
the Securities Act of
 1933. This security may be sold in transactions that are
exempt from
  registration, normally to qualified institutional
buyers. #      Security segregated by Custodian for open
futures contract
commitments.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATINGS
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
CORPORATE BONDS AND NOTES -- 90.7% -----------------------
----------------------------------------------------------
-----------------------BROADCASTING -- 2.6%
$500,000    BBB-      TKR Cable One Inc., Debentures,
10.500% due 10/30/07..................   $   549,375 -----
----------------------------------------------------------
------------------------------------------
CONSUMER NON-DURABLES -- 2.5%
  340,000    NR        French Fragrances Inc., Sr. Notes,
10.375% due 5/15/07+...............       351,050
  180,000    B         Syratech Corp., Sr. Notes, 11.000%
                            due
4/15/07........................       193,050 ------------
----------------------------------------------------------
-----------------------------------

544,100 --------------------------------------------------
-------------------------------------------------------
ENERGY -- 8.0%
   150,000    NR        Belden Blake Corp., Sr. Sub.
                        Notes,
9.875% due 6/15/07+...............       150,000
 310,000    B         Energy Corp. of America, Sr. Sub.
Notes, 9.500% due 5/15/07...........       310,000
 100,000    B-        Pacalta Resources Ltd., Sr.
Notes,
10.750% due 6/15/04+...............       101,750
 400,000    B+        Parker Drilling Corp., Sr. Notes,
Series B, 9.750% due 11/15/06+......       418,000
                      Transamerican Energy Corp.:
 200,000    NR        Sr. Secured Notes, 11.500% due
6/15/02+...............................       195,000
400,000    B+        Sr. Secured Discount Notes, step bond
to yield 13.000% due 6/15/02+...       290,000
100,000    BB        Triton Energy Ltd., Sr. Notes, 8.750%
due 4/15/02.....................       101,125
100,000    B+        Wiser Oil Co., Sr. Sub. Notes, 9.500%
due 5/15/07+....................       100,500 -----------
----------------------------------------------------------
------------------------------------

1,666,375 ------------------------------------------------
---------------------------------------------------------
FINANCE -- 2.1%
  400,000    B-        B. F. Saul Real Estate Investment
Trust, Sr. Secured Notes, Series B,
                      11.625% due
4/1/02+...................................................
431,000 --------------------------------------------------
-------------------------------------------------------
FOOD AND DRUG -- 9.9%
  150,000    NR        Archibald Candy Corp., Sr. Secured
Notes, 10.250% due 7/1/04+.........       152,250
  100,000    NR        Arisco Productos Alimenticios SA,
Notes, 10.750% due 5/22/05+.........       102,375
60,000      B         Dominicks Finer Foods, Sr. Sub.
Notes,
Series B, 10.875% due 5/1/05...        66,600
 500,000    B-        Duane Reade Corp., Sr. Notes, Series
B, 12.000% due 9/15/02...........       527,500
 267,032    NR        Food 4 Less Holdings Inc., Sr. Sub.
Debentures, Payment-in-kind,
                      13.625% due
6/15/07...................................................
317,768
100,000    NR        Leiner Health Products Inc., Sr. Sub.
Notes, 9.625% due 7/10/07+......       102,000
 200,000    B         Penn Traffic Co., Sr. Notes, 8.625%
due 12/15/03......................       162,750
 250,000    B-        Pueblo Extra International Inc., Sr.
Notes, 9.500% due 8/1/03.........       242,500
 250,000    NR        Randalls Food Markets Inc., Sr. Sub.
Notes, 9.375% due 7/1/07+........       249,375
  140,000    B+        Shoppers Food Warehouse Corp., Sr.
Notes, 9.750% due 6/15/04+.........       140,350 --------
----------------------------------------------------------
---------------------------------------

2,063,468 ------------------------------------------------
--------------------------------------------------------
FOOD/TOBACCO -- 7.6%
500,000    B+        Americold Corp., 1st Mortgage, Series
B, 11.500% due 3/1/05...........       540,000
250,000    NR        AFC Enterprises Inc., Sr. Sub. Notes,
10.250% due 5/15/07+............       254,375
 240,000    B+        Fresh Delmonte Produce N.V.,
Sr.
Notes, 10.000% due 5/1/03............       246,600
   236,896    NR        FRD Acquisition Co., Sr. Notes,
                          Series
B, 12.500% due 7/15/04.........       252,885
 100,000    NR        North Atlantic Trading Inc., Sr.
Notes, 11.000% due 6/15/04+..........       101,750
 200,000    NR        Windy Hill Pet Food Inc., Sr. Sub.
Notes, 9.750% due 5/15/07+.........       203,500
----------------------------------------------------------
-----------------------------------------------

1,599,110 ------------------------------------------------
---------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATINGS
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
FOREST PRODUCTS -- 3.5%
$ 50,000    B         Broadway Corp., Sr. Sub. Notes,
10.250% due 4/15/07+..................   $    53,625
 250,000    NR        Indah Kiat Finance Mauritius Ltd.,
Guaranteed Sr. Notes, 10.000% due

7/1/07+...................................................
 .. ..........       249,688
  300,000    B         Silgan Corp., Sr. Sub. Debentures,
9.000% due 6/1/09+.................       303,000
 130,000    B-        Stone Container Corp., Sr. Sub.
Debentures, 12.250% due 4/1/02........       133,575 -----
----------------------------------------------------------
------------------------------------------

739,888 --------------------------------------------------
------------------------------------------------------
GAMING/LEISURE -- 4.1%
  100,000    NR        Colorado Gaming Entertainment Co.,
                            Sr.
Secured Notes, Payment-in-kind,
                      12.000% due
6/1/03....................................................
99,875
  350,000    B+        Hollywood Casino Corp., Guaranteed
                            Sr.
Secured Notes, 12.750% due

11/1/03...................................................
 .. ..........       373,625
 200,000    B         Riddell Sports Inc., Sr. Notes,
10.500% due 7/15/07+..................       205,000
    190,000    BB-       Trump Atlantic City Associates
                          Funding
Inc., 1st Mortgage Notes,
                      11.250% due
5/1/06....................................................
186,200 --------------------------------------------------
-------------------------------------------------------

864,700 --------------------------------------------------
-------------------------------------------------------
HEALTHCARE PRODUCTS -- 0.9%
  180,000    B-        Regency Health Services Inc., Sr.
                           Sub.
Notes, 9.875% due 10/15/02.....       186,300 ------------
----------------------------------------------------------
-----------------------------------
HOUSING -- 5.4%
 130,000    B-        Associated Materials Inc., Sr. Sub.
Notes, 11.500% due 8/15/03........       137,800
   350,000    B+        Greystone Homes Inc., Sr. Notes,
10.750% due 3/1/04...................       379,313
 250,000    B         NVR Inc., Sr. Notes, 11.000% due
4/15/03..............................       268,438
 340,000    NR        Reliant Building Products Inc., Sr.
Sub. Notes, 10.875% due 5/1/04+...       350,200
----------------------------------------------------------
-----------------------------------------------

1,135,751 ------------------------------------------------
--------------------------------------------------------
INFORMATION/TECHNOLOGY -- 0.8%
  160,000    B+        Unisys Corp., Sr. Notes, Series B,
12.000% due 4/15/03................       175,200 --------
----------------------------------------------------------
--------------------------------------MANUFACTURING --
5.1%
 200,000    B         CMI Industries Inc., Sr. Sub. Notes,
9.500% due 10/1/03...............       200,750
  150,000    B-        Roller Bearing Co., Guaranteed Sr.
Sub. Notes, 9.625% due 6/15/07+....       152,250
  50,000    B         Selmer Co. Inc., Sr. Sub. Notes,
11.000% due 5/15/05..................        54,750
 400,000    B-        Terex Corp., Sr. Secured Notes,
13.250% due 5/15/02+..................       449,000
 200,000    B-        Viasystems Inc., Sr. Sub. Notes,
9.750% due 6/1/07+...................       205,000 ------
----------------------------------------------------------
-----------------------------------------

1,061,750 ------------------------------------------------
--------------------------------------------------------
MEDIA/ENTERTAINMENT -- 18.2%
 180,000    B         Affinity Group Inc., Sr. Sub. Notes,
11.500% due 10/15/03.............       193,500
 150,000    BB-       Cobb Theatres Corp., Sr. Secured
Notes, 10.625% due 3/1/03............       164,813
  55,000    B-        Commemorative Brands Inc., Sr. Sub.
Notes, 11.000% due 1/15/07........        57,750
   500,000    B3*       Commodore Media Inc., Sr. Sub.
                         Notes,
7.500% due 5/1/03...............       545,000
350,000    B-        Diamond Cable Communication PLC., Sr.
Discount Notes, step bond to
                    yield   10.500% due
2/15/07+..........................................
208,250
100,000    B         Globolstar LP, Sr. Notes, 11.250% due
6/15/04+........................        94,000
    350,000    B-        Kabelmedia Holdings GMBH, Sr.
                         Discount
Notes, step bond to yield
                      12.840% due
8/1/06....................................................
215,250
 500,000    NR        Live Entertainment Inc., Sr. Sub.
Notes, 12.000% due 3/23/99..........       501,250
400,000    B-        Paxson Communications Corp., Sr. Sub.
Notes, 11.625% due 10/1/02+.....       433,500
  400,000    B-        Pegasus Media Communications Inc.,
Notes, Series B, 12.500% due

7/1/05+...................................................
 .. ..........       441,000
 300,000    B-        Plitt Theaters Inc., Sr. Sub. Notes,
10.875% due 6/15/04..............       313,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATINGS
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
MEDIA/ENTERTAINMENT -- 18.2% (CONTINUED)
$170,000    NR        PTC International Finance BV, Co.
Guaranteed, step bond to yield
                      10.652% due
7/1/07+...................................................
$   103,275
 200,000    B+        Telewest Communications PLC, Sr.
Discount Debentures, step bond to
                      yield
                      10.751% due
10/1/07...................................................
145,000
 190,000    NR        Sun Media Corp., Sr. Sub. Notes,
9.500% due 5/15/07+..................       192,375
 250,000    B-        United International Holdings Inc.,
Ltd., Sr. Secured Discount Notes,
                      zero coupon
                      to yield 11.320% due
11/15/99.........................................
195,000 --------------------------------------------------
-------------------------------------------------------

3,803,463 ------------------------------------------------
--------------------------------------------------------
METALS/MINERALS -- 1.9%
 100,000    B         Continental Global Group Corp., Sr.
Notes, 11.000% due 4/1/07.........       105,125
  90,000    B-        MMI Products Inc., Sr. Sub. Notes,
11.250% due 4/15/07+...............        96,075
 180,000    B+        Wells Aluminum Corp., Sr. Notes,
10.125% due 6/1/05+..................       186,975 ------
----------------------------------------------------------
-----------------------------------------

388,175 --------------------------------------------------
-------------------------------------------------------
RETAIL -- 3.7%
 500,000    B+        K Mart Corp., Medium Term Notes,
7.900% due 12/14/00..................       487,500
 150,000    B+        Leslies Poolmart Inc., Sr. Notes,
10.375% due 7/15/04+................       154,689
  40,000    CCC       Specialty Foods Inc., Sr. Sub.
Notes,
11.250% due 8/15/03.............        35,200
 100,000    BB-       Specialty Retailers Inc., Sr. Notes,
8.500% due 7/15/05+..............       100,750 ----------
----------------------------------------------------------
-------------------------------------

778,139 --------------------------------------------------
-------------------------------------------------------
SERVICES -- 13.9%
 500,000    NR        Emcor Group Inc., Sub. Notes, Series
C, 11.000% due 12/15/01..........       522,500
  400,000    CCC+      Florists Transworld Delivery Inc.,
                            Sr.
Sub. Notes, Series B,
                      14.000% due
12/15/01..................................................
427,000
 150,000    NR        Hedstrom Corp., Sr. Sub. Notes,
10.000% due 6/1/07+...................       153,000
 150,000    B-        ICF Kaiser International Inc., Sr.
Sub. Notes, 13.000% due 12/31/03...       153,562
   400,000    B         Mail-Well Corp., Sr. Sub.
                       Notes,
10.500% due 2/15/04+.................       424,000
 500,000    Caa*      Sullivan Graphics Inc., Sr.
Sub.
Notes, 12.750% due 8/1/05+...........       519,375
   500,000    B-        U.S. Banknote Corp., Sr. Notes,
                          Series
B, 11.625% due 8/1/02+.........       507,500
  200,000    B-        Williams Scotsman Inc., Sr. Notes,
9.875% due 6/1/07+.................       200,500 --------
----------------------------------------------------------
---------------------------------------

2,907,437 ------------------------------------------------
--------------------------------------------------------
TRANSPORTATION -- 0.5%
   100,000    B         Atlantic Express Transportation
                          Corp.,
Sr. Secured Notes, 10.750% due

2/1/04....................................................
 ..
 ..........       104,375 ---------------------------------
----------------------------------------------------------
--------------
                      TOTAL CORPORATE BONDS AND NOTES
(Cost -- $18,091,154).................    18,998,606 -----
----------------------------------------------------------
------------------------------------------
FOREIGN GOVERNMENT BONDS -- 4.2%
 200,000    BB-       Brazil- NMB L-Bearer, Government
Guaranteed, 6.938% due 4/15/09.......       174,625
 354,921    BB+       Panama-PDI, Debentures, 6.563% due
7/17/16............................       312,774
                      Republic of Venezuela:
 250,000    B+        Government Guaranteed, 6.750% due
3/31/20.............................       196,875
 200,000    B+        Sr. Unsub. Notes, 9.125% due
6/18/07..................................       200,400 --
----------------------------------------------------------
---------------------------------------------
                      TOTAL FOREIGN GOVERNMENT BONDS (Cost
- $859,340).....................       884,674
----------------------------------------------------------
-----------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                             HIGH YIELD BOND TRUST

 SHARES
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
COMMON STOCK -- 0.0%
ENERGY -- 0.0%
     264              Baycorp Holdings Ltd. (Cost --
$0)....................................   $     2,013 ----
----------------------------------------------------------
-------------------------------------------
PREFERRED STOCK -- 0.7%
BROADCASTING -- 0.7%
   1,300              SFX Broadcasting Inc., 12.625% (Cost
-
- $132,537).....................       147,874
----------------------------------------------------------
-----------------------------------------------
WARRANTS -- 0.1% -----------------------------------------
----------------------------------------------------------
-----MANUFACTURING -- 0.1%
   1,600              Terex Corp., Expire
5/15/02++.........................................
19,200 ---------------------------------------------------
---------
----------------------------------------------
METAL PRODUCTS -- 0.0%
     500              Gulf State Steel Alabama Inc.,
Expire
4/15/03+++......................         2,500
----------------------------------------------------------
-----------------------------------------------
                      TOTAL WARRANTS (Cost -
$0)...........................................
21,700 ---------------------------------------------------
------------------------------------------------------
  FACE
 AMOUNT
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
REPURCHASE AGREEMENT -- 4.3%
$890,000             Citibank, 6.000% due 7/1/97; Proceeds
at maturity -- $890,148; (Fully
                      collateralized by U.S. Treasury
Notes, 5.875% due 3/31/99; (Market
                      value -- $901,125) (Cost -
$890,000).................................       890,000 -
----------------------------------------------------------
----------------------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost -
$19,973,031**).....................   $20,944,867 --------
----------------------------------------------------------
---------------------------------------

 + Security is exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 ++ Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 21 for definition of bond ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

                      STANDARD &     % OF TOTAL CORPORATE
MOODY'S     AND/OR      POOR'S          BONDS & NOTES
--------------------------------------------------------
 Ba                     BB                     8.0%
  B                      B
60.0
 Caa                    CCC
5.0
 NR                     NR
27.0
---------------------------------------------------------
                                             100.0% ------

--------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn>

----------------------------------------------------------
---------------------
 BOND RATINGS
All ratings are by Standard & Poor's Rating Service
("Standard & Poor's"),
except that those identified by an asterisk (*) are rated by Moody's Investors
Service, Inc. ("Moodys"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA             --   Debt rated "AAA" has the highest
rating
assigned by Standard & Poor's. Capacity to
                     pay interest and repay principal is
extremely strong.
AA              --   Debt rated "AA" has a very strong
capacity to pay interest and repay principal and
                     differs from the highest rated issue
only in a small degree.
A               --   Debt rated "A" has a strong capacity
to
pay interest and repay principal although
                     it is somewhat more susceptible to
the adverse effects of changes in circumstances
                     and economic conditions than debt in
higher rated categories.
BBB             --   Debt rated "BBB" are regarded as
having
an adequate capacity to pay interest and
                     repay principal. Whereas they
normally exhibit adequate protection parameters,
                     adverse economic conditions or
changing circumstances are more likely to lead to a
                     weakened capacity to pay interest and
repay principal for bonds in this category
                     than for bonds in higher rated
categories.
BB, B and CCC   --   Debt rated "BB" and "B" are regarded,
on balance, as predominantly speculative with
                     respect to capacity to pay interest
and repay principal in accordance with the
                     terms of the obligation. "BB"
represents a lower degree of speculation than "B",
                     and "CCC" the highest degree of
speculation. While such bonds will likely have some
                     quality and protective
                     characteristics,
these are outweighed by large uncertainties
                     or major risk exposures to adverse
conditions.
C               --   The rating "C" is reserved for income
bonds on which no interest is being paid.
D               --   Debt rated "D" are in default, and
payment of interest and/or repayment of
                     principal is in arrears.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa             --   Bonds that are rated "Aaa" are judged
to be of the best quality. They carry the
                     smallest degree of investment fisk
and are generally referred to as "gilt edge."
                     Interest payments are protected by a
large or by an exceptionally stable margin and
                     principal is secure. While the
various protective elements are likely to change,
                     such changes as can be visualized are
most unlikely to impair the fundamentally
                     strong position of such issues.
Aa              --   Bonds that are rated "Aa" are judged
to
be of high quality by all standards.
                     Together with the "Aaa" group they
comprise what are generally known as high grade
                     bonds. They are rated lower than the
best bonds because margins of protection may
                     not be as large as in "Aaa"
securities or fluctuation of protective elements may be
                     of greater amplitude or there may be
other elements present which make the
                     long-term risks appear somewhat
larger than in "Aaa" securities.
A               --   Bonds that are rated "A" possess many
favorable investment attributes and are to be
                     considered as upper medium grade
obligations. Factors giving security to principal
                     and interest are considered adequate
but elements may be present which suggest a
                     susceptibility to impairment some
time in the future.
Baa             --   Bonds that are rated "Baa" are
considered to be medium grade obligations; that is,
                     they are neither highly protected nor
poorly secured. Interest payment and
                     principal security appear adequate
for the present but certain protective elements
                     may be lacking or may be
characteristically unreliable over any great length of
                     time. These bonds lack outstanding
investment characteristics and may have
                     speculative characteristics as well.
Ba              --   Bonds that are rated "Ba" are judged
to
have speculative elements; their future
                     cannot be considered as well assured.
Often the protection of interest and
                     principal payments may be very
moderate and thereby not well safeguarded during
                     both good and bad times over the
future. Uncertainty of position characterizes
                     bonds in this class.
B               --   Bonds that are rated "B" generally
lack
characteristics of desirable investments.
                     Assurance of interest and principal
payments or of maintenance of other terms of
                     the contract over any long period of
time may be small.
Caa             --   Bonds that are rated "Caa" are of
poor
standing. These issues may be in default, or
                     present elements of danger may exist
with respect to principal or interest.
Ca              --   Bonds that are rated "Ca" represent
obligations which are speculative in a high
                     degree. Such issues are often in
default or have other marked shortcomings.
C               --   Bonds that are rated "C" are the
lowest
rated class of bonds, and issues so rated
                     can be regarded as having extremely
poor prospects of ever attaining any real
                   investment standing.
NR              --   Indicates that the bond is not rated
by
Standard & Poor's or Moody's.

                                       21
<pg$pcn>
----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                           CAPITAL APPRECIATION FUND

  SHARES                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
COMMON STOCK -- 90.8% ------------------------------------
----------------------------------------------------------
----------
AIRCRAFT & AEROSPACE -- 2.0%
     99,700    Textron
Inc.......................................................
 .. .......   $  6,617,588 --------------------------------
----------------------------------------------------------
--------------
AIRLINES -- 3.4%
     50,750    Alaska Air Group,
Inc......................................................
1,300,469
    138,650    UAL
Corp.++...................................................
 .. ...........   9,922,141
----------------------------------------------------------
----------------------------------------------

11,222,610 -----------------------------------------------
---------------------------------------------------------
BANKING -- 7.8%
    102,050    Bank of New
York......................................................
 .. ...      4,439,175
     10,000    Catskill Financial
Corp.++.................................................
155,000
     63,190
Citicorp..................................................
 .. ...............   7,618,344
     10,000    Community Federal
Bancorp..................................................
180,000
     10,000    First Bergen
Bancorp...................................................
 .. ..                    152,500
     10,000    GA Financial
Inc.......................................................
 .. ..                    188,750
     28,550    Mercantile Bancorp,
Inc....................................................
1,734,413
     10,000    PFF Bancorp,
Inc.++....................................................
 .. ..                    187,500
     47,000    R & G Financial
Corp......................................................
 . 1,222,000
     35,791    Wells Fargo &
Co........................................................
 .. .             9,645,674
----------------------------------------------------------
----------------------------------------------

25,523,356 -----------------------------------------------
---------------------------------------------------------
BEVERAGE -- 4.9%
     93,250    Coca-Cola
Co........................................................
 .. .....      6,294,375
    429,275    Coca-Cola
Enterprises...............................................
 .. .....      9,873,325 ----------------------------------
----------------------------------------------------------
------------

16,167,700 -----------------------------------------------
---------------------------------------------------------
BUSINESS SERVICES -- 4.7%
     46,075    Danka Business Systems
ADR.................................................
1,883,316
     31,087    Diebold
Inc.......................................................
 .. .......      1,212,393
    276,225    First Data
Corp......................................................
 .. ....     12,136,636 -----------------------------------
----------------------------------------------------------
-----------

15,232,345 -----------------------------------------------
---------------------------------------------------------
CHEMICAL -- 7.0%
    175,575    Cytec Industries
Inc.++....................................................
6,562,116
    375,350    Monsanto
Co........................................................
 .. ......     16,163,509 ---------------------------------
----------------------------------------------------------
-------------

22,725,625 -----------------------------------------------
--------------------------------------------------------
COMMUNICATIONS -- 0.5%
     65,000    Qwest Communications International,
Inc.++.................................      1,771,250 ---
----------------------------------------------------------
-------------------------------------------
COMPUTERS -- 8.8%
     17,500    Compaq Computer
Corp.++...................................................
 . 1,736,875
    108,075    Dell Computer
Corp.++...................................................
 .. .                   12,692,058
     59,625    Intel
Corp......................................................
 .. .........   8,455,570
    168,425    Seagate Technology,
Inc.++.................................................
5,926,455 ------------------------------------------------
--------------------------------------------------------

28,810,958 -----------------------------------------------
---------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       22

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                           CAPITAL APPRECIATION FUND

  SHARES                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
CONSUMER STAPLES -- 2.3%
    250,000    US Office Products Co.
 ....................................................   $
7,640,625 ------------------------------------------------
--------------------------------------------------------
DIVERSIFIED OPERATIONS -- 4.0%
    202,450    General Electric Co.
 ......................................................
13,235,168 -----------------------------------------------
---------------------------------------------------------
DRUGS AND HEALTHCARE -- 10.5%
     35,850    American Home
Products..................................................
 .. .                    2,742,525
      8,400    Bristol-Myers Squibb Co.
 ..................................................
680,400
    123,475    Eli Lilly & Co.
 ..........................................................
 . 13,497,360
     63,475    Pfizer, Inc.
 ..........................................................
 .. ..                  7,585,263
     78,125    Warner-Lambert Co.
 ........................................................
9,707,031 ------------------------------------------------
--------------------------------------------------------

34,212,579 -----------------------------------------------
---------------------------------------------------------
FINANCIAL SERVICES -- 10.8%
     32,950    Charles Schwab Corp.
 ......................................................
1,340,653
     10,000    Chester Bancorp Inc.
 ......................................................
148,750
    179,325    Federal Home Loan Mortgage Corp.
 ..........................................      6,164,297
    196,655    Federal National Mortgage
Association......................................
8,579,074
     10,000    First Defiance Financial
Corp..............................................
146,250
    132,355    Merrill Lynch & Co., Inc.
 .................................................
7,891,667
     10,000    South Street Financial
Co.++...............................................
165,000
     98,075    State Street Boston Corp.
 .................................................
4,535,969
     50,725    Student Loan Marketing
Association.........................................
6,442,075 ------------------------------------------------
--------------------------------------------------------

35,413,735 -----------------------------------------------
---------------------------------------------------------
FOOD -- 0.4%
     25,365    Safeway
Inc.++....................................................
 .. .......      1,169,961 --------------------------------
----------------------------------------------------------
-------------MANUFACTURING -- 4.6%
     84,625    Applied Materials,
Inc.++..................................................
5,992,508
    142,800    E. I. du Pont de Nemours & Co.
 ............................................
8,978,550 ------------------------------------------------
--------------------------------------------------------

14,971,058 -----------------------------------------------
---------------------------------------------------------
MATERIALS & PROCESSING -- 2.3%
    208,050    Delta & Pine Land Co.
 .....................................................
7,411,781 ------------------------------------------------
--------------------------------------------------------
NATURAL GAS -- 1.3%
     75,500    Praxair Inc.
 ..........................................................
 .. ..                     4,228,000
----------------------------------------------------------
----------------------------------------------
OIL & GAS -- 5.5%
    106,425    Diamond Offshore Drilling,
Inc.++..........................................
8,314,453
     52,550    Schlumberger Ltd.
 .........................................................
6,568,750
     41,625    Transocean Offshore Inc.
 ..................................................
3,023,016 ------------------------------------------------
--------------------------------------------------------

17,906,219 -----------------------------------------------
--------------------------------------------------------
TELECOMMUNICATIONS -- 5.2%
     28,450    Cincinnati Bell, Inc.
 .....................................................
896,175
    224,450    Lucent Technologies
Inc....................................................
16,174,428 -----------------------------------------------
---------------------------------------------------------

17,070,603 -----------------------------------------------
---------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       23

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                           CAPITAL APPRECIATION FUND

  SHARES                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
RETAIL -- 2.0%
     34,875    Fred Meyer,
Inc.++....................................................
 ..
 ...   $  1,802,602
     44,875    Gucci
Group.....................................................
 .. .........   2,888,828
     46,650    Starbucks
Corp.++...................................................
 .. .....          1,816,434
----------------------------------------------------------
----------------------------------------------

6,507,864 ------------------------------------------------
--------------------------------------------------------
SOFTWARE -- 2.8%
     73,425    Microsoft
Corp.++...................................................
 .. .....          9,279,084
----------------------------------------------------------
----------------------------------------------
                TOTAL COMMON STOCK (Cost --
$225,628,571)..................................
297,118,109 ----------------------------------------------
----------------------------------------------------------
FOREIGN STOCK -- 5.8%
        801    Bayerische Motoren Werke
AG................................................
660,988
     17,506    Volkswagen
AG........................................................
 .. ....         13,280,690
     56,000    Sony Corp.
 ..........................................................
 .. ....          4,888,928
----------------------------------------------------------
----------------------------------------------
               TOTAL FOREIGN STOCK (Cost --
$14,586,624)..................................
18,830,606 -----------------------------------------------
---------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
REPURCHASE AGREEMENT -- 3.4%
$11,027,000    Citibank, 5.988% due 7/1/97; Proceeds at
maturity -- $11,028,834; (Fully
               collateralized by U.S. Treasury Notes,
6.500% due 8/31/01; Market
               value -- $11,249,381) (Cost -
$11,027,000)................................
11,027,000 -----------------------------------------------
---------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -
$251,242,195*)..........................   $326,975,715 --
----------------------------------------------------------
--------------------------------------------

 ++ Non-income producing security.
    * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       24

<pg$pcn>

----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                               CASH INCOME TRUST

   FACE
ANNUALIZED
  AMOUNT                                  SECURITY
YIELD         VALUE
----------------------------------------------------------
-----------------------------------------------

COMMERCIAL PAPER -- 95.5%
$   180,000   Allied Signal Inc. matures
7/7/97................................      5.58%      $
179,834
    180,000   American Express Co. matures
7/2/97..............................      5.56
179,972
    180,000   Becton Dickinson & Co. matures
7/8/97............................     5.55
179,806
    149,900   Chase Manhattan Bank matures
7/8/97..............................     5.57
149,739
    175,000   Dillard Investment Co., Inc. matures
7/22/97.....................      5.58          174,432
    180,000   Ford Motor Credit Corp. matures
7/29/97..........................      5.56
179,226
    180,000   General Electric Capital Corp. matures
7/23/97...................      5.60          179,390
    180,000   General Mills Inc. matures
7/8/97................................      5.55
179,807
    180,000   Goldman, Sachs matures
7/10/97...................................      5.58
179,749
    180,000   Household Finance Corp. matures
7/22/97..........................      5.60
179,416
    175,000   May Department Stores matures
7/29/97............................      5.62
174,242
    180,000   Merrill Lynch Co. matures
7/14/97................................      5.61
179,637
    180,000   National Rural Utilities matures
7/17/97.........................      5.57
179,558
    175,000   Northern Indiana Public Service Corp.
matures
7/21/97............      5.57          174,461
    180,000   Paccar Financial Corp. matures
7/7/97............................      5.52
179,835
    180,000   PacifiCorp matures
7/17/97.......................................      5.60
179,555
    180,000   Pearson Inc. matures
7/15/97.....................................      5.58
179,611
    175,000   Progress Capital Holdings matures
7/11/97........................      5.57          174,730
    176,000   Prudential Funding Co. matures
7/21/97...........................      5.58
175,459
    175,000   Southern California Edison Co. matures
7/23/97...................      5.57          174,406
    180,000   Southern New England Telecom matures
7/22/97.....................      5.56          179,419
    180,000   Tampa Electric Co. matures
7/28/97...............................      5.57
179,251
    180,000   Transamerica Finance Corp. matures
7/11/97.......................      5.63          179,719
    180,000   TRW Inc. matures
7/7/97..........................................      5.59
179,834 --------------------------------------------------
-------------------------------------------------------
              TOTAL COMMERCIAL PAPER (Cost -
$4,251,088)......................
4,251,088
----------------------------------------------------------
-----------------------------------------------

REPURCHASE AGREEMENT -- 4.5%
    198,000   Citibank, 5.59% due 7/1/97, Proceeds at
maturity -- $198,031;
              (Fully collateralized by U.S. Treasury
Notes, 8.75% due 8/15/00;
              Market value -- $218,295) (Cost -
$198,000).....................                    198,000
----------------------------------------------------------
-----------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -
$4,449,088*)..................                 $4,449,088
----------------------------------------------------------
-----------------------------------------------

* Aggregate cost for Federal income tax purposes is

substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       25

<pg$pcn> -------------------------------------------------
------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1997


MANAGED      HIGH YIELD      CAPITAL         CASH

ASSETS         BOND       APPRECIATION     INCOME
TRUST          TRUST          FUND         TRUST
----------------------------------------------------------
-------------------------------------------------
ASSETS:
  Investments -- Cost...............................
$167,978,548   $19,973,031   $251,242,195   $4,449,088
----------------------------------------------------------
------------------------------------------------
  Investments, at value.............................
$208,442,690   $20,944,867   $326,975,715   $4,449,088
  Cash..............................................
229       205,826            155          768
Dividends and interest receivable.................
1,099,628       375,048         86,591
114
  Receivable from securities
sold................... 893,678       422,579
128,290           --
  Receivable from broker -- variation
margin........ 83,125           --     --
--
  Receivable from
affiliate......................... --            -
- --       14,855
----------------------------------------------------------
-------------------------------------------------
  TOTAL ASSETS......................................
210,519,350    21,948,320    327,190,751    4,464,825
----------------------------------------------------------
------------------------------------------------
LIABILITIES:
  Investment advisory fees payable..................
84,967         8,519        166,085           --
  Administration fees payable.......................
10,235         1,022         12,502           --
  Payable for securities purchased..................
1,408,138       648,106         86,583           --
  Dividends payable.................................
--            --             --        6,714
  Accrued expenses..................................
19,687        16,258          4,048        1,776
----------------------------------------------------------
-------------------------------------------------
  TOTAL LIABILITIES.................................
1,523,027       673,905        269,218        8,490
----------------------------------------------------------
-------------------------------------------------
TOTAL NET ASSETS....................................
$208,996,323   $21,274,415   $326,921,533   $4,456,335
----------------------------------------------------------
-------------------------------------------------
NET ASSETS:
  Paid-in capital...................................
$156,846,314   $24,249,684   $239,162,568   $4,456,335
  Undistributed net investment income...............
3,725,600       656,407      1,274,156           --
  Accumulated net realized gain (loss) from security
     transactions...................................
7,886,167    (4,603,512)    10,751,141           --
  Net unrealized appreciation of investments,
     futures contracts and foreign currencies.......
40,538,242       971,836     75,733,668           --
----------------------------------------------------------
-------------------------------------------------
TOTAL NET ASSETS....................................
$208,996,323   $21,274,415   $326,921,533   $4,456,335 ---
----------------------------------------------------------
----------------------------------------------
SHARES OUTSTANDING..................................
12,474,281     2,318,711      7,617,350    4,456,335
----------------------------------------------------------
-------------------------------------------------
NET ASSET VALUE, PER SHARE..........................
$16.75         $9.18         $42.92        $1.00
----------------------------------------------------------
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       26

<pg$pcn> -------------------------------------------------
------------------------------
   STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX
                          MONTHS
ENDED JUNE 30, 1997


MANAGED     HIGH YIELD     CAPITAL        CASH

ASSETS         BOND      APPRECIATION    INCOME

TRUST        TRUST          FUND        TRUST
----------------------------------------------------------
--------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................
  $
2,608,814   $  912,810   $    942,881   $108,363
  Dividends..............................................
1,053,145           --      1,274,157         --
  Less: Foreign withholding tax..........................
--           --        (42,871)        --
----------------------------------------------------------
--------------------------------------------------
  TOTAL INVESTMENT INCOME................................
3,661,959      912,810      2,174,167    108,363
----------------------------------------------------------
-------------------------------------------------EXPENSES:
  Investment advisory fees (Note 3)......................
486,500       47,082      1,002,275      9,526
  Administration fees (Note 3)...........................
55,213        4,756         69,061      1,469
Shareholder communications.............................
29,115        8,300         23,000        450
Audit and legal........................................
23,140       10,000          7,000      8,315
Custody................................................
16,860        3,000          9,000      3,487
Shareholder and system servicing fees..................
5,000        4,300          3,920      2,860
Trustees' fees.........................................
5,000        4,400          5,000      3,272
Pricing service fees...................................
3,000           --             --         --
  Registration fees......................................
--           --             --        400
  Other..................................................
1,780        1,610            360         --
----------------------------------------------------------
--------------------------------------------------
  TOTAL EXPENSES.........................................
625,608       83,448      1,119,616     29,779
  Less: Expense reimbursement............................
--           --             --    (16,196)
----------------------------------------------------------
--------------------------------------------------
  NET EXPENSES...........................................
625,608       83,448      1,119,616     13,583
----------------------------------------------------------
--------------------------------------------------
NET INVESTMENT INCOME....................................
3,036,351      829,362      1,054,551     94,780
----------------------------------------------------------
--------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities)*......................................
5,413,500      336,616     11,972,060        (25)
   Futures contracts...................................
(1,098,325)          --             --         --
----------------------------------------------------------
--------------------------------------------------
  NET REALIZED GAIN (LOSS)...............................
4,315,175      336,616     11,972,060        (25) --------
----------------------------------------------------------
------------------------------------------
   Change in Net Unrealized Appreciation of Investments,
  Futures Contracts and Foreign Currencies:
   Beginning of period.................................
25,676,994      658,102     45,698,691         --
   End of period.......................................
40,538,242      971,836     75,733,668         --
----------------------------------------------------------
--------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION................
14,861,248      313,734     30,034,977         --
----------------------------------------------------------
--------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES.....................................
19,176,423      650,350     42,007,037        (25)
----------------------------------------------------------
--------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS...................
$22,212,774   $1,479,712   $ 43,061,588   $ 94,755 -------
----------------------------------------------------------
-------------------------------------------

* Represents only gains from the sale of short-term securities for the Cash
Income Trust.

                       SEE NOTES TO FINANCIAL
STATEMENTS.

                                       27

<pg$pcn>

----------------------------------------------------------
---------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE
SIX MONTHS ENDED JUNE
30, 1997


MANAGED      HIGH YIELD      CAPITAL         CASH
ASSETS         BOND       APPRECIATION     INCOME
TRUST          TRUST          FUND         TRUST
----------------------------------------------------------
-------------------------------------------------
OPERATIONS:
   Net investment income.............................  $
3,036,351   $   829,362   $  1,054,551   $   94,780
  Net realized gain (loss)..........................
4,315,175       336,616     11,972,060          (25)
  Increase in net unrealized appreciation...........
14,861,248       313,734     30,034,977           --
----------------------------------------------------------
-------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............
22,212,774     1,479,712     43,061,588       94,755
----------------------------------------------------------
------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.............................
--            --             --      (94,737)
----------------------------------------------------------
-------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS..................
--            --             --      (94,737)
----------------------------------------------------------
-------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..................
3,264,591     3,595,019     69,418,802    7,780,666
  Net asset value of shares issued for
      reinvestment of dividends......................
--            --             --       94,737
  Cost of shares reacquired.........................
(5,091,523)   (1,091,359)    (9,690,608)  (6,961,741)
----------------------------------------------------------
-------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...................................
(1,826,932)    2,503,660     59,728,194      913,662
----------------------------------------------------------
-------------------------------------------------
INCREASE IN NET ASSETS..............................
20,385,842     3,983,372    102,789,782      913,680
NET ASSETS:
  Beginning of period...............................
188,610,481    17,291,043    224,131,751    3,542,655
----------------------------------------------------------
-------------------------------------------------
  END OF PERIOD*....................................
$208,996,323   $21,274,415   $326,921,533   $4,456,335
----------------------------------------------------------
-------------------------------------------------
* Includes undistributed net investment income
  of: ..............................................
$3,725,600      $656,407     $1,274,156           --
----------------------------------------------------------
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       28

<pg$pcn> -------------------------------------------------
------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR
ENDED DECEMBER 31, 1996


MANAGED      HIGH YIELD      CAPITAL         CASH
ASSETS         BOND       APPRECIATION     INCOME
TRUST          TRUST          FUND          TRUST
----------------------------------------------------------
--------------------------------------------------
OPERATIONS:
   Net investment income.............................  $
6,221,446   $ 1,631,694   $  1,149,455   $    94,484
  Net realized gain (loss)..........................
13,430,793      (304,388)    13,938,060            --
  Increase in net unrealized appreciation...........
3,373,072       857,828     24,478,515            --
----------------------------------------------------------
--------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............
23,025,311     2,185,134     39,566,030        94,484
----------------------------------------------------------
-------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.............................
(10,914,123)   (2,978,125)    (1,741,271)      (94,502)
  Net realized gains................................
(17,258,729)           --    (23,015,510)           --
----------------------------------------------------------
--------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS..................
(28,172,852)   (2,978,125)   (24,756,781)      (94,502)
----------------------------------------------------------
--------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..................
7,067,309     5,233,862     72,301,317     9,941,686
  Net asset value of shares issued for
     reinvestment of
dividends...................... 28,172,852
2,978,125      24,756,781        94,502
Cost of shares reacquired.........................
(12,757,653)   (3,030,251)    (9,891,028)   (7,910,199) --
----------------------------------------------------------
------------------------------------------------
  INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS........................
22,482,508     5,181,736     87,167,070     2,125,989 ----
----------------------------------------------------------
----------------------------------------------
INCREASE IN NET ASSETS..............................
17,334,967     4,388,745    101,976,319     2,125,971
NET ASSETS:
  Beginning of year.................................
171,275,514    12,902,298    122,155,432     1,416,684 ---
----------------------------------------------------------
-----------------------------------------------
  END OF YEAR*......................................
$188,610,481   $17,291,043   $224,131,751   $ 3,542,655 --
----------------------------------------------------------
------------------------------------------------
* Includes undistributed net investment income
  of:...............................................
$689,249     $(172,955)      $219,605            ---------
----------------------------------------------------------
------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       29

<pg$pcn> -------------------------------------------------
------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust,
Capital Appreciation Fund
and Cash Income Trust (collectively, "Fund(s)") are each a
Massachusetts
business trust registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies.
Shares of the Funds
are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date;
(b) securities traded
on national securities markets are valued at the closing prices on such markets;
securities for which no sales price were reported and U.S.
government and agency
obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.
Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31,
1996, reclassifications were made to the capital accounts of the High Yield Bond
Trust, Capital Appreciation Fund and Cash Income Trust to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield
Bond Trust a portion of
accumulated net realized loss amounting to $1,893,310 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS
     Cash Income Trust declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER
TRANSACTIONS

   Travelers Asset Management International Corporation
("TAMIC"), an indirect
wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield
Bond Trust ("HYBT"),
Capital Appreciation Fund ("CAF") and Cash Income Trust
("CIT"). MAT, CAF and
CIT pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets.
HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of: 0.50% on the first $50,000,000, 0.40% on the next $100,000,000,
0.30% on the next $100,000,000 and 0.25% on the amount over $250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

   TAMIC has a sub-advisory agreement with The Travelers
Investment Management
Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Travelers Group
Inc. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result,
TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

    TIMCO also has a sub-advisory agreement with Janus
Capital Corporation
("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result,
TIMCO pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

                                       30
<pg$pcn>
----------------------------------------------------------
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Smith Barney
Mutual Funds Management Inc. ("SBMFM"), a subsidiary of
Smith Barney Holdings
Inc. ("SBH"). Travelers Insurance pays SBMFM, as sub administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each
Fund. This fee is calculated daily and paid monthly.

     SB received brokerage commissions of $3,530 from affiliated brokers.

     One Trustee and all officers of the Funds are employees of Travelers Group
Inc., or its subsidiaries.

     4.  INVESTMENTS

      During the six months ended June 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


MANAGED          HIGH           CAPITAL

ASSETS        YIELD BOND      APPRECIATION

TRUST           TRUST            FUND --------------------
----------------------------------------------------------
----------------------------
Purchases.................................................
 .. .. $78,952,894     $17,477,715     $198,723,695 -------
----------------------------------------------------------
----------------------------------------
Sales.....................................................
 .. ..  81,429,405      10,944,026     125,088,536

----------------------------------------------------------
---------------------

     At June 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


MANAGED           HIGH           CAPITAL

ASSETS        YIELD BOND      APPRECIATION

TRUST            TRUST            FUND -------------------
----------------------------------------------------------
-----------------------------
Gross unrealized
appreciation................................  $41,421,245
$1,037,816     $79,745,703
Gross unrealized
depreciation................................     (957,103)
(65,980)     (4,012,183) ---------------------------------
----------------------------------------------------------
---------------
Net unrealized
appreciation..................................
$40,464,142 $971,836     $75,733,520 ---------------------
----------------------------------------------------------
---------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices
(futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

   At June 30, 1997, MAT had sold 25 financial futures
contracts on the
Standard & Poor's 500 Index expiring in September 1997.
The basis value of such
contracts was $11,202,225. The market value of such
contracts on June 30, 1997
was $11,128,125, thereby resulting in an unrealized gain
of
$74,100.
                                       31
<pg$pcn>
----------------------------------------------------------
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily.
When a purchased
option expires, the Funds realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

   As of June 30, 1997, the Funds had no open purchased call or put options contracts.

     8.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, HYBT had, for Federal income tax purposes, approximately $4,751,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below.
Expiration occurs on December 31 of the year indicated:

                          1996         1997          1998
1999       2000        2001       2002        2004
                                                  --------
----------------------------------------------------------
--------------------------------------------------
Carryforward
  Amounts............   $530,000    $1,094,000
$1,970,000 $748,000    $48,000    $135,000    $38,000
$188,000 -------------------------------------------------
----------------------------------------------------------
---------

     9.  SHARES OF BENEFICIAL INTEREST
     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value.
Transactions in shares of each
Fund were as follows:


SIX MONTHS ENDED       YEAR ENDED
JUNE 30, 1997      DECEMBER 31, 1996
                        ----------------------------------
----------------------------------------------------------
-----------
MANAGED ASSETS TRUST
Shares
sold.....................................................
206,135              469,580
Shares issued on
reinvestment...................................
--            1,926,518
Shares
redeemed.................................................
(326,069)            (847,611)
----------------------------------------------------------
---------------------------------------------
Net Increase
(Decrease).........................................
(119,934)           1,548,487 ----------------------------
----------------------------------------------------------
-----------------
HIGH YIELD BOND TRUST
Shares
sold.....................................................
405,971              591,013
Shares issued on
reinvestment...................................
--              356,007
Shares
redeemed.................................................
(123,742)            (343,196)
----------------------------------------------------------
---------------------------------------------
Net
Increase..................................................
 .. 282,229           603,824
----------------------------------------------------------
---------------------------------------------
CAPITAL APPRECIATION FUND
Shares
sold.....................................................
1,772,207            1,994,300
Shares issued on
reinvestment...................................
--              716,103
Shares
redeemed.................................................
(258,840)            (287,644)
----------------------------------------------------------
---------------------------------------------
Net
Increase..................................................
 .. 1,513,367            2,422,759 ------------------------
----------------------------------------------------------
---------------------
CASH INCOME TRUST
Shares
sold.....................................................
7,780,666            9,941,686
Shares issued on
reinvestment...................................
94,737               94,502
Shares
redeemed.................................................
(6,961,741)          (7,910,199) -------------------------
----------------------------------------------------------
--------------------
Net
Increase..................................................
 .. 913,662                                      2,125,989
----------------------------------------------------------
---------------------------------------------

                                       32
<pg$pcn>
----------------------------------------------------------
---------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

          MANAGED ASSETS TRUST             1997(1)
1996        1995        1994        1993        1992
----------------------------------------------------------
-----------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $14.98
$15.50      $12.85      $14.21      $14.02      $14.78
----------------------------------------------------------
----------------------------------------------------INCOME
(LOSS) FROM OPERATIONS:
  Net investment income.................       0.24
0.46        0.49        0.46        0.51        0.64
  Net realized and unrealized gain
     (loss).............................       1.53
1.50        2.83       (0.73)       0.72        0.01
----------------------------------------------------------
-----------------------------------------------------
Total Income (Loss) From Operations.....       1.77
1.96        3.32       (0.27)       1.23        0.65
----------------------------------------------------------
-----------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income.................         --
(0.89)      (0.50)      (0.67)      (0.85)
(1.04)
  Net realized gains....................         --
(1.59)      (0.17)      (0.42)      (0.19)
(0.37)
----------------------------------------------------------
-----------------------------------------------------
Total Distributions.....................         --
(2.48)      (0.67)      (1.09)      (1.04)      (1.41)
----------------------------------------------------------
-----------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........     $16.75
$14.98      $15.50      $12.85      $14.21      $14.02
----------------------------------------------------------
-----------------------------------------------------
TOTAL RETURN............................      11.82%++
13.78%      27.12%      (2.24)%      9.33%       5.14%
----------------------------------------------------------
-----------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......   $208,996
$188,610    $171,276    $140,887    $156,767    $148,971
----------------------------------------------------------
----------------------------------------------------RATIOS
TO AVERAGE NET ASSETS:
  Expenses (3)..........................       0.64%+
0.58%       0.58%       0.61%       0.56%       0.56%
  Net investment income.................       3.12+
3.51        3.49        3.59        3.65        4.97
----------------------------------------------------------
----------------------------------------------------
PORTFOLIO TURNOVER RATE.................         42%
108%        110%         97%         86%        112%
----------------------------------------------------------
----------------------------------------------------
AVERAGE COMMISSIONS PER SHARES PAID ON
  EQUITY TRANSACTIONS (4)...............   $   0.06     $
0.06          --          --          --          --
----------------------------------------------------------
----------------------------------------------------

         HIGH YIELD BOND TRUST             1997(1)
1996        1995        1994        1993        1992
----------------------------------------------------------
-----------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....      $8.49
$9.00       $8.49       $9.25       $8.91       $8.75
----------------------------------------------------------
----------------------------------------------------INCOME
(LOSS) FROM OPERATIONS:
  Net investment income.................       0.37
0.91        0.80        0.66        0.68        0.88
  Net realized and unrealized gain
     (loss).............................       0.32
0.41        0.41       (0.76)       0.47        0.18
----------------------------------------------------------
-----------------------------------------------------
Total Income (Loss) From Operations.....       0.69
1.32        1.21       (0.10)       1.15        1.06
----------------------------------------------------------
-----------------------------------------------------
LESS DISTRIBUTION FROM (2):
  Net investment income.................         --
(1.83)      (0.70)      (0.66)      (0.81)      (0.90)
----------------------------------------------------------
-----------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........      $9.18
$8.49       $9.00       $8.49       $9.25       $8.91
----------------------------------------------------------
-----------------------------------------------------
TOTAL RETURN............................       8.13%++
16.05%      15.47%      (1.26)%     14.01%      13.16% ---
----------------------------------------------------------
--------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......    $21,274
$17,291     $12,902     $11,716     $12,765     $10,289 --
----------------------------------------------------------
--------------------------------------------------RATIOS
TO AVERAGE NET ASSETS:
  Expenses (5)..........................       0.81%+
0.97%       1.25%       1.25%       0.99%       0.56%
  Net investment income.................       6.40+
11.01        9.37        7.71        7.69       10.24 ----
----------------------------------------------------------
------------------------------------------------PORTFOLIO
TURNOVER RATE.................         73%
84%        222%       146.%         19%         52% ------
----------------------------------------------------------
----------------------------------------------

(1) For the six months ended June 30, 1997 (unaudited).

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratios of expenses to average net assets for the years 1993 and 1992 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 0.60% and 0.63%, for the years ended December 31, 1993 and 1992, respectively.

(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(5) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 1.28%, 1.33%, 1.31% and 1.28%, for the years ended December 31, 1995, 1994, 1993 and 1992,
respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

                                       33
<pg$pcn>
----------------------------------------------------------
--
--------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

     CAPITAL APPRECIATION FUND         1997(1)       1996
1995         1994       1993(2)        1992
----------------------------------------------------------
----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................     $36.72
  $33.18
$24.50       $25.87       $22.72       $19.63
----------------------------------------------------------
----------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............       0.13
0.23
0.24         0.19         0.19         0.28
  Net realized and unrealized gain
     (loss)........................       6.07
     8.49
8.61        (1.41)        3.21         3.13
----------------------------------------------------------
----------------------------------------------------
Total Income (Loss) From
  Operations.......................       6.20
8.72
8.85        (1.22)        3.40         3.41
----------------------------------------------------------
----------------------------------------------------
LESS DISTRIBUTION FROM (3):
  Net investment income............         --
(0.41)
(0.17)       (0.15)       (0.25)       (0.32)
  Net realized gains...............         --
(4.77)
--           --           --           --
----------------------------------------------------------
----------------------------------------------------
Total Distributions................         --
(5.18)
(0.17)       (0.15)       (0.25)       (0.32)
----------------------------------------------------------
----------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....     $42.92
$36.72
$33.18       $24.50       $25.87       $22.72
----------------------------------------------------------
----------------------------------------------------
TOTAL RETURN.......................      16.88%++
28.21%
36.37%       (4.76)%      15.09%       17.60%
----------------------------------------------------------
----------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................   $326,922
  $224,132
$122,155      $78,494      $62,414      $29,506
----------------------------------------------------------
----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4).....................       0.84%+
0.83%
0.85%       0.89%         0.87%        0.56%
  Net investment income............       0.79+
0.69
0.84         0.79         0.81         1.39
----------------------------------------------------------
---------------------------------------------------
PORTFOLIO TURNOVER RATE............         52%
84%
124%        106%          155%         126%
----------------------------------------------------------
----------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
 ON EQUITY TRANSACTIONS (5).......   $   0.06     $   0.06
--           --           --           --
----------------------------------------------------------
---------------------------------------------------

         CASH INCOME TRUST             1997(1)       1996
1995         1994         1993         1992
----------------------------------------------------------
----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................      $1.00
  $1.00
$1.00        $1.00        $1.00        $1.00
----------------------------------------------------------
----------------------------------------------------
  Net investment income (6)........     0.0238
0.0412
0.0417       0.0278       0.0214       0.0322
  Distributions from net investment
     income........................    (0.0238)
     (0.0412)
(0.0417)     (0.0278)     (0.0214)     (0.0322)
----------------------------------------------------------
----------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....      $1.00
$1.00
$1.00        $1.00        $1.00        $1.00
----------------------------------------------------------
----------------------------------------------------
TOTAL RETURN.......................       2.29%++
4.20%
4.17%        2.78%        2.14%        3.22%
----------------------------------------------------------
----------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................     $4,456
  $3,543
$1,417       $1,203         $647         $697
----------------------------------------------------------
----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (6)(7)..................       0.68%+
0.78%
1.25%        1.25%        0.94%        0.38%
  Net investment income............       4.75+
3.72
--           --           --           --
----------------------------------------------------------
---------------------------------------------------

(1) For the six months ended June 30, 1997 (unaudited).

(2) Effective May 1, 1993, Janus Capital Corporation became sub-adviser for
    Capital Appreciation Fund.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) The ratio of expenses to average net assets for 1993 and 1992 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 0.96% and 0.91%, for the years ended
    December 31, 1993 and 1992, respectively.
(5) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(6) The Travelers reimbursed CIT for $16,196 and $43,376 in expenses for the six months ended June 30, 1997 and the year ended December
31, 1996,
  respectively. If such fees were not waived and expenses not reimbursed, the per share decreases of net investment income would have been $0.004 and
  $0.02, respectively, and the expense ratios would have been 1.49%
    (annualized) and 1.71%, respectively.

(7) The ratio of expenses to average net assets for 1995
1992 reflects an
   expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 7.37%, 6.40%, 8.47% and 7.70% for the years ended December 31, 1995, 1994, 1993 and 1992,
respectively.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       34

<pg$pcn>

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST --------
----------------------------------------------------------
-------------


U.S. GOVERNMENT SECURITIES PORTFOLIO


For the six months ended June 30, 1997, the U.S.
Government Securities Portfolio
had a total return of 3.13%. As of June 30, 1997 the composition of assets was
46% in mortgage-backed securities, 40% in U.S. Treasuries, 11.5% in U.S. agency securities and 2.5% in cash.

The second quarter came on the heels of a Federal Reserve
Board ("Fed")
tightening on March 25, 1997. By the end of the first quarter of 1997, the yield on the 30-year U.S. Treasury bond rose to 7.10%. Market expectations of another
Fed move at the May meeting kept interest rates high for the first half of the quarter, diminishing only after negative retail sales in April were reported in the middle of May. By the time the quarter had ended, rates were essentially at the levels very close to where the year began.

Corporate bonds and mortgage-backed securities did better than U.S. Treasuries by a small margin. In the U.S. government securities market, agency debentures
(i.e., general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture) fared marginally better than other U.S. Treasuries because of their slight yield advantage.

The Portfolio's exposure to GNMA adjustable rate mortgage securities helped its performance during the reporting period. Going forward, we expect to maintain a fairly neutral duration in the Portfolio but we intend to maintain its overweighting in mortgage-backed securities.

Solid gains in jobs and income, advancing financial markets and high levels of consumer confidence have created ideal conditions for possibly greater consumer spending. These ideal conditions may in turn cause labor markets to tighten and trigger a shift in the Fed's monetary policy. In our view, the timing and direction of the next Fed move is uncertain and will only take place when there are clearer indications about the strength of the U.S.
economy.

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio seeks high total return by investing in the equity securities of issuers who demonstrate a positive awareness of their impact on the society in which they operate. For the six months ended June 30,
1997, the Portfolio generated a total return of 16.62%. As of June 30, 1997, the
Portfolio owned 70 stocks, with an overweighting in financial, technology and transportation issues. The stock focus in the Portfolio is on middle- to large-sized companies with an average market capitalization of $29.5 billion.

Although a preference for strong, large-capitalization stocks still persists, the stock market continues to run on all cylinders with better breadth across the population of stocks. We have resisted the temptation to simply equate higher stock prices with excessive speculation. With an economy characterized by low inflation, positive interest rates and strong profits and cash flows, we believe that the long-term values behind this market remain solid.
On a short-term momentum basis, however, conditions are almost too good and prices are reaching extreme levels. In other words, there aren't many real market laggards and most stocks are participating in varying degrees in the market's historic advance. The first half market gains were even more significant when you consider that interest rates remained approximately flat, and earnings grew on the order of about 10%. This has made it a bit more difficult to find inexpensive values with our disciplined investment strategy.

During the six months under review, health care, financial, high technology and capital goods were the market sectors that performed best.
At the other extreme
were the infrastructure sectors like utilities, communications services, basic materials and energy that were sector laggards. The
Portfolio's sector
weightings at the end of June generally contributed to its solid performance.

During the reporting period, we sold nine existing stock positions, reduced one position, added to 13 existing holdings and bought eight new issues. The new names represent a diverse list such American Stores, Dollar General, Rite-Aid and Wendy's (consumer retail sector), Beckman Instruments
(medical area), Chase
Manhattan (finance) and Cisco Systems and Motorola
(technology).

UTILITIES PORTFOLIO

The Utilities Portfolio seeks to provide current income and as a secondary goal, capital appreciation, by investing at least 25% of its assets in the utilities industry. For the six months ended June 30, 1997, the Utilities Portfolio generated a total return of 4.17%.

                                       35
<pg$pcn>
SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST --------
----------------------------------------------------------
-------------
So far in 1997, favorable economic news, better-than expected gross domestic product (GDP), continued low inflation and strong corporate earnings growth fueled the U.S. economy and financial markets. (GDP is the total output of goods and services.) However, this positive economic environment, continued to challenge utility stocks as a whole because of the uncertainty surrounding industry restructuring.

The strong equity market, as measured by the Standard and Poor's 500 Index and the Dow Jones Industrial Average led by technology and cyclical issues, provided investors with investment returns substantially above historical averages.
Despite this strong performance, the volatility of the markets increased during the past six months. In our opinion, this increase in market volatility has not deterred investors who continue to avoid more defensive stocks such as utilities. As a group, the utilities industry continued to underperform relative to the broad-based equity market.

Despite the market's underweighting in the utility industry and the cloud of uncertainty caused by deregulation, we remain very positive on the utility industry as a whole and anticipate several positive regulatory decisions both at the state and federal level in the months ahead. Although the level of long-term interest rates continues to be an important influence on a utility company's relative performance, we think that improving a company's competitive position is a more significant factor in achieving attractive investment returns. Given the wide disparity in the performance of different utility stocks, we believe that careful stock selection remains key to achieving superior total return performance.

With respect to the long-term outlook for utilities, many states have recently enacted competitive restructuring proposals. Under these proposals, power providers would compete for customers in an open market.
In our view, these
proposals are not only positive compared to many of the early more punitive proposals, but essentially provide the local utility the opportunity to recover its "stranded costs." (Stranded costs are expenses that utilities are at risk of not recovering in a competitive environment.) Stranded costs, often associated with expensive nuclear plants, includes any assets or expenses that, when recovered through traditional power rates, can cause utility rates to exceed the market price of power. Certain states have passed legislation to permit the recovery of stranded costs through the issuance of asset backed bonds.

As full retail competition is established, clearly not all utilities, whether in the electric, gas or telecommunications industries, will be impacted by competition to the same extent. Deregulation, while increasing the business risk for companies with higher expenses, should provide opportunities for lower-cost, well-managed companies. We expect volatility in the utility industry to persist as the reduction in regulatory protection proceeds and the financial markets differentiate between those companies that are "competitively blessed," (with lower cost structures, strong service territory growth and competitive management skills), and those companies that are perceived to be "fundamentally challenged," (due to the burden of high cost structures, limited customer growth and lack of a clear corporate strategy). As noted, the increasing disparity of performance within the utility industry has resulted from a combination of fundamental factors and competitive uncertainty.

In our opinion, merger and acquisition activity within the electric utility, natural gas and telecommunication industry have generally generated superior total returns. We anticipate the pace of merger activity within the utility industry to increase as state and federal regulatory proposals are finalized.
Consolidation such as mergers that integrate two industries, (e.g., electric/natural gas) are primarily driven by competitive concerns. A successful merger often allows two companies to leverage their production costs over a larger customer base.

In an effort to take advantage of better relative market performance and total return, we have strategically increased the Portfolio's emphasis in natural gas stocks. The natural gas holdings in the Portfolio are companies that we believe should deliver solid core earnings growth while at the same time rapidly growing their non-regulated businesses. Supporting our confidence in the natural gas sector through the end of the 1997 is a positive commodity price forecast and solid earning performance for many natural gas companies.

In addition, we continue to increase the Portfolio's emphasis in the telecommunications industry. Although not immune to regulatory concerns, select companies within the telecommunications industry offer the Portfolio diversification and compelling investment opportunities.
Many telecommunications
companies stand to benefit from the integration of long distance, local, cable and internet services, as well as the rapid expansion of global telecommunications networks.

Our portfolio strategy continues to focus on long-term growth and current income. Looking ahead to 1998, deregulation and competition will continue to evolve implying both increased volatility and greater opportunity. We anticipate that as the competitive regulatory framework takes shape, issues of market share and customer satisfaction will replace concerns regarding transition plans and rate decreases. The Portfolio maintains its emphasis in quality, low-cost companies with a predictable earnings base.

                                       36
<pg$pcn>
SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST --------
----------------------------------------------------------
-------------
For the remaining six months of 1997, we expect to continue the moderate, sustainable growth in the U.S. economy. We believe inflation should remain under control as the Federal Reserve Board appears resolved to take the necessary preemptive steps if any signs of inflationary pressures emerge.

In closing, we thank you for your investment in The
Travelers Series Trust. We
look forward to continuing to help you achieve your financial goals.

Sincerely,

McLendon sig
Heath B. McLendon
Chairman

August 1, 1997

                                       37

<pg$pcn> -------------------------------------------------
------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES
PORTFOLIO AS OF 6/30/97
(UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN ------------------
   ---------------------------
   Six Months Ended 6/30/97+             3.13%
   Year Ended 6/30/97                    9.59%
   1/24/92* through 6/30/97              7.01%

              CUMULATIVE TOTAL RETURN --------
   -------------------------------------
   1/24/92* through 6/30/97
7.09%
   + Total return is not annualized, as it
     may not be representative of the total
     return for the year.
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on January
24, 1992 and assuming reinvestment of dividends through June 30,
1997. The Lehman Government Bond Index is a broad-based
Index of
all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer
Price Index
is a measure of the average change in prices over time in a fixed market basket of goods and services.

                           U.S.
                        Government      Lehman
 Measurement Period     Securities    Government
Consumer
(Fiscal Year Covered)    Portfolio    Bond Index    Price
Index
1/24/92                     10000         10000
10000
Dec-92                      10790         10920
10275
Dec-93                      11813         12125
10557
Dec-94                      11147         11699
10840
Dec-95                      13869         13950
11115
Dec-96                      14077         14354
11484
6/30/97                     14511         14732
11607

----------------------------------------------------------
---------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and
measure net investment
income and capital gain or loss from portfolio investments
assuming
reinvestments of dividends. The returns do not reflect
expenses associated with
the subaccount such as administrative fees, account
charges and surrender
charges which, if reflected, would reduce the performance
shown.
----------------------------------------------------------
---------------------
PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO
AS OF 6/30/97
(UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN ------
   --------------------------------------
   Six Months Ended 6/30/97+
16.62%
   Year Ended 6/30/97
28.38%
   5/1/92* through 6/30/97
16.61%

              CUMULATIVE TOTAL RETURN --------
   ------------------------------------
   5/1/92* through 6/30/97
   113.88% + Total return is not annualized, as it may
     not be representative of the total return for the year.
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1,
1992 assuming reinvestment of dividends through June 30, 1997. The
Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock
Exchange,
American Stock Exchange and the over-the-counter market.
The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                          Social
                         Awareness    Standard &
 Measurement Period        Stock       Poors 500
Consumer
(Fiscal Year Covered)    Portfolio       Index      Price
Index
5/1/92                      10000         10000
10000
Dec-92                      10950         10673
10157
Dec-93                      11777         11745
10436
Dec-94                      11461         11900
10716
Dec-95                      15285         14509
10988
Dec-96                      18340         17838
11353
6/30/97                     21388         21513
11474

----------------------------------------------------------
--
--------------------
Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       38
<pg$pcn>
----------------------------------------------------------
---------------------
    PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF
                          6/30/97
(UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN ------------------
   ---------------------------
   Six Months Ended 6/30/97+               4.17%
   Year Ended 6/30/97
7.01%
   2/4/94* through 6/30/97
12.04%

              CUMULATIVE TOTAL RETURN --------
   ------------------------------------
   2/4/94* through 6/30/97
47.21%
   + Total return is not annualized, as it may
     not be representative of the total return
     for this year.
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994 assuming reinvestment of dividends through June
30, 1997. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York
Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                      Standard &
 Measurement Period      Utilities     Poors 500
Consumer
(Fiscal Year Covered)    Portfolio       Index      Price
Index
2/4/94                      10000         10000
10000
Dec-94                      10170         10072
10205
Dec-95                      13149         13852
10464
Dec-96                      14139         17031
10811
6/30/97                     14721         20539
10927

----------------------------------------------------------
---------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       39
<pg$pcn>
----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

    FACE
   AMOUNT                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 97.5%
$  1,750,000   U.S. Treasury Bond, 12.000% due
8/15/13.....................................   $
   2,461,760 2,500,000                 U.S. Treasury
   Bond, 8.125% due
8/15/19......................................
   2,853,825 3,200,000                 U.S. Treasury
   Bond, 8.000% due
11/15/21.....................................
   3,620,256 6,000,000                 U.S. Treasury FICO
   Strip, zero coupon due
9/26/19...........................     1,220,820
     939,124   FHLMC Certificates, 8.000% due
5/1/26.......................................
   962,011 2,521,812  FHLMC Certificates, 8.000% due
4/1/27.......................................
   2,582,487 1,958,551 FNMA Certificates,  7.000% due
5/1/24........................................
   1,927,939 1,929,836 FNMA Certificates,  7.000% due
6/1/24........................................
   1,899,669 1,935,368 FNMA Certificates,  7.500% due
8/1/26........................................
     1,941,406 370,403 GNMA Certificates,    8.500% due
3/15/18.......................................
     391,005 589,091   GNMA Certificates,    8.500% due
5/15/18.......................................
     621,857 213,761   GNMA Certificates,    8.500% due
6/15/18.......................................
     225,651 141,904   GNMA Certificates,    8.500% due
7/15/18.......................................
     149,797 975,530   FNMA Certificates,    7.500% due
11/1/26@......................................
   978,575 3,000,000   Tennessee Valley Authority
   Debenture, 6.375%
due 6/15/05....................     2,935,080
----------------------------------------------------------
----------------------------------------------
               TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost -- $24,616,862)..........  24,772,138
----------------------------------------------------------
----------------------------------------------
REPURCHASE AGREEMENT -- 2.5%
     625,000   Citibank, 6.000% due 7/1/97; Proceeds at
maturity -- $625,104;
               (Fully collateralized by U.S. Treasury
Notes, 5.875% due 2/28/99;
             Market value -- $641,025)(Cost --
$625,000).................................       625,000 -
----------------------------------------------------------
---------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -
$25,241,862*)............................   $25,397,138 --
----------------------------------------------------------
--------------------------------------------

@ Date shown represents the last in range of maturity dates of mortgage certificates owned.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       40

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
COMMON STOCK -- 70.8% ------------------------------------
----------------------------------------------------------
----------
BASIC MATERIALS -- 3.3%
  2,000   Air Products & Chemicals,
Inc.....................................................
$ 162,500
  5,000   Engelhard Corp.
 ..........................................................
 .. ......   104,687
  4,800   Praxair,
Inc.......................................................
 .. .............      268,800 ----------------------------
----------------------------------------------------------
------------------

535,987 --------------------------------------------------
------------------------------------------------------
CAPITAL GOODS -- 1.2%
  1,500   AMP,
Inc.......................................................
 .. .................       62,625
  2,000   Pitney Bowes, Inc.
 ..........................................................
 .. ...      139,000 --------------------------------------
----------------------------------------------------------
--------

201,625 --------------------------------------------------
-----------------------------------------------------
COMMUNICATIONS -- 3.2%
    800   Bell Atlantic
Corp......................................................
 .. ........       60,700
  3,000   Cisco Systems
Inc.++....................................................
 .. ........      201,375
  2,300   MCI Communications Corp.
 .........................................................
88,047
  2,200   Motorola, Inc.
167,200 --------------------------------------------------
------------------------------------------------------

517,322 --------------------------------------------------
------------------------------------------------------
CONSUMER CYCLICALS -- 10.0%
  3,000   Dollar General Corp.
 ..........................................................
 .. .           112,500
  2,900   Home Depot, Inc.
 ..........................................................
 .. .....   199,919
  3,500   Kaufman & Broad Home Corp.
 .......................................................
61,469
  3,000   May Department
Stores....................................................
 .. .......        141,750
  2,000   Nine West Group,
Inc.++....................................................
 ..
 .....       76,375
  4,000   Pep Boys -- Manny, Moe &
Jack.....................................................
136,250
  3,000   Rite Aid Corp.
 ..........................................................
 .. .......        149,625
  4,000   Toys "R" Us,
Inc.++....................................................
 .. .........      140,000
  3,800   Tribune Co.
 ..........................................................
 .. ..........      182,637
  5,800   Wal-Mart Stores, Inc.
 ..........................................................
 .. 196,113
  3,000   Xerox Corp.
 ..........................................................
 .. ..........      236,625 -------------------------------
----------------------------------------------------------
---------------

1,633,263 ------------------------------------------------
--------------------------------------------------------
CONSUMER STAPLES -- 10.5%
  2,700   American Stores Co.
 ..........................................................
 .. ..      133,313
  2,000   Coca-Cola Co.
 ..........................................................
 .. ........      135,000
  2,000   Gillette Co.
 ..........................................................
 .. .........      189,500
  6,000   Kroger
Co.++.....................................................
 .. ...............      174,000
  2,000   McDonald's Corp.
 ..........................................................
 .. .....    96,625
  5,000   Newell Co.
 ..........................................................
 .. ...........      198,125
  4,800   PepsiCo, Inc.
 ..........................................................
 .. ........      180,300
  2,800   Sysco Corp.
 ..........................................................
 .. ..........      102,200
  1,000   Unilever N.V.
 ..........................................................
 .. ........      218,000
  1,600   Walt Disney Co.
 ..........................................................
 .. ......   128,400
  6,000   Wendy's International, Inc.
 ......................................................
155,625 --------------------------------------------------
------------------------------------------------------

1,711,088 ------------------------------------------------
--------------------------------------------------------
ENERGY -- 1.0%
  2,800   Anadarko Petroleum Corp.
 .........................................................
168,000 --------------------------------------------------
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       41

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
FINANCE -- 16.8%
  1,600   Aetna Inc.
 ..........................................................
 .. ...........   $  163,800
  3,500   American Express Co.
 ..........................................................
 .. .           260,750
  1,250   American International Group Inc.
 ................................................
186,719
  4,000   Associates 1st Capital Corp.
 .....................................................
222,000
  2,700   Bank of Boston Corp.
 ..........................................................
 .. .           194,569
  3,000   Barnett Banks, Inc.
 ..........................................................
 .. ..      157,500
  1,500   Chase Manhattan Corp.
 ..........................................................
 .. 145,594
  1,800
Citicorp..................................................
 .. ......................      217,012
  4,800   Federal Home Loan Mortgage Corp.
 .................................................
165,000
  3,000   H. F. Ahmanson & Co.
 ..........................................................
 .. .           129,000
  2,500   Lincoln National Corp.
 ..........................................................
 . 160,937
  4,400   NationsBank Corp.
 ..........................................................
 .. ....   283,800
  6,800   State Street Corp.
 ..........................................................
 .. ...      314,500
  1,500   Transamerica Corp.
 ..........................................................
 .. ...      140,344 --------------------------------------
----------------------------------------------------------
--------

2,741,525 ------------------------------------------------
--------------------------------------------------------
HEALTHCARE -- 8.2%
  3,200   Amgen
Inc.......................................................
 .. ................      186,000
  4,300   DENTSPLY International, Inc.
 .....................................................
210,700
  3,600   Johnson &
Johnson...................................................
 .. ............      231,750
  2,300   Merck & Co., Inc.
 ..........................................................
 .. ....   238,050
  1,200   Pfizer, Inc.
 ..........................................................
 .. .........      143,400
  2,400   Schering-Plough Corp.
 ..........................................................
 .. 114,900
  6,200   Stryker Corp.
 ..........................................................
 .. ........      216,225 ---------------------------------
----------------------------------------------------------
-------------

1,341,025 ------------------------------------------------
-------------------------------------------------------
MANUFACTURING -- 0.6%
  2,000   Beckman Instruments, Inc.
 ........................................................
96,500 ---------------------------------------------------
-----------------------------------------------------
TECHNOLOGY -- 13.5%
  4,500   Belden, Inc.
 ..........................................................
 .. .........      153,281
  2,500   Compaq Computer
Corp.++...................................................
 .. ......   248,125
  5,000   Computer Associates
International.............................................
 .. ..      278,438
  7,000   EMC
Corp.++...................................................
 .. ..................      273,000
  1,000   Intel Corp.
 ..........................................................
 .. ..........      141,812
  1,400   International Business Machines Corp.
 ............................................      126,262
  4,600   Lucent Technologies Corp.
 ........................................................
331,488
  2,000   Madge Networks
N.V.++....................................................
 .. .......                 12,750
  3,300   Marshall
Industries++..............................................
 .. .............      122,925
  3,500   Oracle
Corp.++...................................................
 .. ...............      176,312
  2,500   Perkin-Elmer Corp.
 ..........................................................
 .. ...      198,906
  4,000   Sun Microsystems
Inc.++....................................................
 .. .....   148,875
----------------------------------------------------------
----------------------------------------------

2,212,174 ------------------------------------------------
-------------------------------------------------------
TRANSPORTATION -- 1.5%
  4,500   Mesaba Holdings,
Inc.++....................................................
 .. .....    66,375
  1,400   Norfolk Southern Corp.
 ..........................................................
 . 141,050
  1,300   Southwest
Airlines..................................................
 .. ............       33,638 -----------------------------
----------------------------------------------------------
-----------------

241,063 --------------------------------------------------
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       42

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
UTILITIES -- 1.0%
  4,000   Enron Corp.
 ..........................................................
 .. ..........   $  163,250 -------------------------------
----------------------------------------------------------
---------------
          TOTAL COMMON STOCK (Cost -
$7,407,734)...........................................
11,562,822 -----------------------------------------------
---------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
REPURCHASE AGREEMENTS -- 29.2%
$2,767,000    Chase Manhattan Bank, 5.72% due 7/1/97;
Proceeds at maturity -- $2,767,440;       2,767,000
              (Fully collateralized by U.S. Treasury
Notes, 6.750% due 4/30/00; Market
              value -
$2,825,400)...............................................
 .. .......
 2,000,000    Citibank, 5.96% due 7/1/97; Proceeds at
maturity -- $2,000,331; (Fully            2,000,000
              collateralized by U.S. Treasury Notes,
6.875% due 3/31/00; Market
              value -
$2,044,125)...............................................
 .. ....... -----------------------------------------------
---------------------------------------------------------

4,767,000
              TOTAL REPURCHASE AGREEMENTS (Cost -
$4,767,000)............................ ------------------
----------------------------------------------------------
----------------------------

$16,329,822
            TOTAL INVESTMENTS -- 100% (Cost --
$12,174,734*)............................ ----------------
----------------------------------------------------------
------------------------------

++ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       43

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              UTILITIES PORTFOLIO

SHARES                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
COMMON STOCK -- 81.1% ------------------------------------
----------------------------------------------------------
----------
ELECTRIC - UTILITY -- 55.5%
 10,000    Allegheny Power System,
Inc....................................................
$ 266,875
 11,000    American Electric Power Co.,
Inc...............................................
462,000
  7,500    Baltimore Gas & Electric
Co....................................................
200,156
 15,000    CINergy
Corp......................................................
 .. ...........        522,188
  7,500    CIPSCO,
Inc.......................................................
 .. ...........        274,219
 15,000    CMS Energy
Corp......................................................
 .. ........         528,750
 10,000    DPL
Inc.......................................................
 .. ...............        246,250
 12,750    DQE
Inc.......................................................
 .. ...............        360,187
 20,000    Edison
International.............................................
 .. ............        497,500
  7,000    Energen
Corp......................................................
 .. ...........        235,812
 15,000    Entergy Corp.
 ..........................................................
 .. .....     410,625
 15,000    Florida Progress
Corp......................................................
 .. ..        469,687
 10,000    FPL Group
Inc.......................................................
 .. .........        460,625
 10,000    GPU
Inc.......................................................
 .. ...............        358,750
 15,000    Illinova
Corp......................................................
 .. ..........        330,000
 10,000    KN Energy
Inc.......................................................
 .. .........        421,250
 15,000    Long Island Lighting
Co........................................................
345,000
 10,000    New York State Electric & Gas
Corp.............................................
208,750
 10,000    NIPSCO Industries,
Inc.......................................................
 ..
413,125
  3,000    Oneok
Inc.......................................................
 .. .............         96,563
 10,000
PacifiCorp................................................
 .. ...................        220,000
  5,000    Pinnacle West Capital
Corp.....................................................
150,313
  5,000    Potomac Electric Power
Co......................................................
115,625
  7,500    Public Service Co. of
Colorado.................................................
311,250
  8,000    Public Service Co. of New
Mexico...............................................
143,000
 15,000    SCANA
Corp......................................................
 .. .............        372,188
 15,000    Sierra Pacific
Resources.................................................
 .. ....     480,000
 12,500    Southern
Co........................................................
 .. ..........        273,437
 10,000    Texas Utilities
Co........................................................
 .. ...     344,375
 12,000    UtiliCorp United,
Inc.......................................................
 .. .              349,500
----------------------------------------------------------
----------------------------------------------

9,868,000 ------------------------------------------------
--------------------------------------------------------
NATURAL GAS -- 13.8%
  8,000    Coastal
Corp......................................................
 .. ...........        425,500
  5,000    Columbia Gas Systems,
Inc......................................................
326,250
  7,000    Enron
Corp......................................................
 .. .............        285,687
  5,000    Equitable Resources Inc.
 ......................................................
141,875
  7,000    MCN
Corp......................................................
 .. ...............        214,375
 10,000    Pacific
Enterprises...............................................
 .. ...........        336,250
 15,000    Southwest Gas Corp.
 ..........................................................
 . 298,125
 10,000    Williams Cos.,
Inc.......................................................
 .. ....     437,500
----------------------------------------------------------
--
---------------------------------------------
2,465,562 ------------------------------------------------
--------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       44

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              UTILITIES PORTFOLIO

SHARES                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
TELEPHONE -- 11.8%
  2,000    Bell Atlantic Corp.
 ..........................................................
 . $           151,750
 10,000    GTE Corp.
 ..........................................................
 .. .........        438,750
  7,000    MCI Communications Corp.
 ......................................................
267,969
  5,000    Qwest Communications International Inc.
 .......................................        136,250
  3,000    SBC Communications
Inc.......................................................
 .. 185,625
 10,000    Teleport Communications Group,
Inc.++..........................................
341,250
  5,000    US West Media
Group++...................................................
 .. .....     101,250
 15,000    WorldCom, Inc.
 ..........................................................
 .. ....     480,000
----------------------------------------------------------
----------------------------------------------

2,102,844 ------------------------------------------------
--------------------------------------------------------

14,436,406
           TOTAL COMMON STOCK (Cost -
$12,296,057)....................................... ------
----------------------------------------------------------
----------------------------------------

   FACE
  AMOUNT                                        SECURITY
VALUE
    ------------------------------------------------------
--------------------------------------------------
CORPORATE BONDS -- 3.6% ----------------------------------
----------------------------------------------------------
------------
ELECTRIC - UTILITY -- 2.3%
$  200,000    Arizona Public Service Co., 7.25% due
8/1/23.................................       188,642
   200,000    Philadelphia Electric, 8.75% due
4/1/22......................................       212,250
----------------------------------------------------------
----------------------------------------------

400,892 --------------------------------------------------
------------------------------------------------------
TELEPHONE -- 1.3%
   230,000    MCI Communication Corp., 7.75% due
3/23/25...................................       229,425 -
----------------------------------------------------------
---------------------------------------------

630,317
              TOTAL CORPORATE BONDS (Cost --
$605,989)..................................... -----------
----------------------------------------------------------
-----------------------------------
U.S. TREASURY OBLIGATIONS -- 2.9%
   500,000    U.S. Treasury Notes, 7.75% due 11/30/99
(Cost
-- $499,832)...................       517,265 ------------
----------------------------------------------------------
----------------------------------

15,583,988
              SUB-TOTAL INVESTMENTS (Cost --
$13,401,878).................................. -----------
----------------------------------------------------------
-----------------------------------
REPURCHASE AGREEMENT -- 12.4%
 2,208,000    Chase Manhattan Bank, 5.75% due by 7/1/97;
Proceeds at                            2,208,000
              maturity -- $2,208,353; (Fully
collateralized by U.S. Treasury Notes, 6.75%
              due 4/30/00; Market value -- $2,254,000)
(Cost -- $2,208,000)................ ---------------------
----------------------------------------------------------
-------------------------

$17,791,988
            TOTAL INVESTMENTS -- 100% (Cost --
$15,609,878*)............................. ---------------
----------------------------------------------------------
-------------------------------

++ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       45
<pg$pcn>
----------------------------------------------------------
---------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30,1997


U.S. GOVERNMENT     SOCIAL AWARENESS

SECURITIES             STOCK            UTILITIES

PORTFOLIO           PORTFOLIO          PORTFOLIO
----------------------------------------------------------
----------------------------------------------------
ASSETS:
  Investments -- Cost..................................
$24,616,862         $  7,407,734       $13,401,878
  Repurchase agreements -- Cost........................
625,000            4,767,000         2,208,000 -----------
----------------------------------------------------------
----------------------------------------
  Investments, at value................................
$24,772,138         $ 11,562,822       $15,583,988
  Repurchase agreements, at value......................
625,000            4,767,000         2,208,000
  Cash.................................................
437                  935               303
   Receivable from affiliate............................
--               25,093                --
   Dividends and interest receivable....................
269,759                7,484            44,083
----------------------------------------------------------
----------------------------------------------------
   TOTAL ASSETS.........................................
25,667,334           16,363,334        17,836,374
----------------------------------------------------------
---------------------------------------------------
LIABILITIES:
   Investment advisory fees payable.....................
6,805                8,125             9,081
  Administration fees payable..........................
1,263                  800               570
   Accrued expenses.....................................
38,997               44,746            29,959
----------------------------------------------------------
----------------------------------------------------
   TOTAL LIABILITIES....................................
47,065               53,671            39,610
----------------------------------------------------------
----------------------------------------------------
TOTAL NET ASSETS.......................................
$25,620,269         $ 16,309,663       $17,796,764
----------------------------------------------------------
----------------------------------------------------
NET ASSETS:
   Paid-in capital......................................
$25,366,667         $ 11,851,444       $15,207,835
  Undistributed net investment income..................
790,396               51,756           331,494
  Accumulated net realized gain (loss) from security
     transactions......................................
(692,070)             251,375            75,325
   Net unrealized appreciation of investments...........
155,276            4,155,088         2,182,110
----------------------------------------------------------
----------------------------------------------------
TOTAL NET ASSETS.......................................
$25,620,269         $ 16,309,663       $17,796,764
----------------------------------------------------------
----------------------------------------------------
SHARES OUTSTANDING.....................................
2,286,540              887,129         1,397,603
----------------------------------------------------------
----------------------------------------------------
NET ASSET VALUE, PER SHARE.............................
$11.20               $18.38            $12.73
----------------------------------------------------------

---------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       46

<pg$pcn> -------------------------------------------------
------------------------------
   STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX
                          MONTHS
ENDED JUNE 30, 1997


U.S.           SOCIAL

GOVERNMENT      AWARENESS

SECURITIES        STOCK        UTILITIES

PORTFOLIO      PORTFOLIO      PORTFOLIO ------------------
----------------------------------------------------------
------------------------------
INVESTMENT INCOME:

Interest..................................................
 .. .   $   870,923     $   77,647     $  111,504

Dividends.................................................
 .. .                           --       55,338
316,410
----------------------------------------------------------
------------------------------------------------
  TOTAL INVESTMENT
INCOME......................................       870,923
132,985        427,914 -----------------------------------
----------------------------------------------------------
-------------
EXPENSES:
  Investment advisory fees (Note
2)............................        40,802
42,049 60,769
  Audit and
legal............................................
 .. 10,496      10,025         11,000
  Administration fees (Note
2).................................         7,572
3,881          5,240
  Shareholder
communications...................................
5,850          6,938          8,500
  Shareholder and system servicing
fees........................         5,788          6,346
4,000
  Trustees'
fees...............................................
3,200          3,500          3,500

Custody...................................................
 .. .                3,065          3,183          2,250
Other.....................................................
 .. .                1,028          5,307          6,125
----------------------------------------------------------
------------------------------------------------
  TOTAL
EXPENSES...............................................
77,801         81,229        101,384
----------------------------------------------------------
------------------------------------------------
NET INVESTMENT
INCOME..........................................
793,122         51,756        326,530
----------------------------------------------------------
------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
  3): Realized Gain From Security Transactions (excluding
  short-term securities):
     Proceeds from
sales.......................................    39,847,698
1,314,750      6,315,309
     Cost of securities
sold...................................    39,838,979
1,060,462      6,239,984
----------------------------------------------------------
------------------------------------------------
  NET REALIZED
GAIN............................................
8,719        254,288         75,325 ----------------------
----------------------------------------------------------
--------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of
period.......................................
184,657 2,448,669   1,870,929
     End of
period.............................................
155,276      4,155,088      2,182,110 --------------------
----------------------------------------------------------
----------------------------
  INCREASE (DECREASE) IN NET UNREALIZED
APPRECIATION...........       (29,381)     1,706,419
311,181 --------------------------------------------------
--------------------------------------------------------
NET GAIN (LOSS) ON
INVESTMENTS.................................
(20,662) 1,960,707    386,506
----------------------------------------------------------
------------------------------------------------
INCREASE IN NET ASSETS FROM
OPERATIONS.........................   $   772,460
$2,012,463     $  713,036 --------------------------------
----------------------------------------------------------
----------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       47

<pg$pcn> -------------------------------------------------
------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE
SIX MONTHS ENDED JUNE

30, 1997

                                                      U.S.
GOVERNMENT     SOCIAL AWARENESS
SECURITIES             STOCK            UTILITIES
PORTFOLIO           PORTFOLIO          PORTFOLIO
----------------------------------------------------------
-----------------------------------------------
OPERATIONS:
  Net investment income.............................    $
793,122         $     51,756       $   326,530
  Net realized gain.................................
8,719              254,288            75,325
  Increase (decrease) in net unrealized
     appreciation...................................
(29,381)           1,706,419           311,181
----------------------------------------------------------
-----------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............
772,460            2,012,463           713,036
----------------------------------------------------------
----------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................
--                   --                --
----------------------------------------------------------
-----------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...................................
--                   --                --
----------------------------------------------------------
-----------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares..................
1,370,841            4,626,716         1,268,577
  Net asset value of shares issued for reinvestment
      of dividends...................................
--                   --                --
  Cost of shares reacquired.........................
(2,531,566)          (1,369,511)       (2,399,075)
----------------------------------------------------------
-----------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...................................
(1,160,725)           3,257,205        (1,130,498)
----------------------------------------------------------
-----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...................
(388,265)           5,269,668          (417,462)
NET ASSETS:
  Beginning of period...............................
26,008,534           11,039,995        18,214,226
----------------------------------------------------------
-----------------------------------------------
  END OF PERIOD*....................................
$25,620,269         $ 16,309,663       $17,796,764
----------------------------------------------------------
-----------------------------------------------
* Includes undistributed net investment income
  of:...............................................
$790,396              $51,756          $331,494
----------------------------------------------------------
-----------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       48

<pg$pcn> -------------------------------------------------
------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR
ENDED DECEMBER 31, 1996


U.S.           SOCIAL

GOVERNMENT       AWARENESS

SECURITIES         STOCK         UTILITIES

PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------
-----------------------------------------------OPERATIONS:
  Net investment
income......................................   $ 1,540,387
$    37,123     $   670,946
  Net realized gain
(loss)...................................      (704,606)
400,819         829,616
  Increase (decrease) in net unrealized
appreciation.........      (612,404)      1,159,056
(222,208) ------------------------------------------------
----------------------------------------------------------
  INCREASE IN NET ASSETS FROM
OPERATIONS.....................       223,377
1,596,998       1,278,354 --------------------------------
----------------------------
----------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment
income......................................
(3,539,054) (233,199)     (1,107,160)
  Net realized
gains.........................................
(423,418)       (525,148)       (974,548) ----------------
----------------------------------------------------------
--------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO

SHAREHOLDERS............................................
(3,962,472)       (758,347)     (2,081,708) --------------
----------------------------------------------------------
----------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of
shares...........................     6,750,676
4,848,116       7,458,285
   Net asset value of shares issued for reinvestment of

dividends...............................................
3,962,472         758,347       2,081,708
  Cost of shares
reacquired..................................
(9,157,807) (2,459,930)     (5,862,088) ------------------
----------------------------------------------------------
------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
TRANSACTIONS........     1,555,341       3,146,533
3,677,905 ------------------------------------------------
----------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS............................    (2,183,754)
3,985,184       2,874,551
NET ASSETS:
  Beginning of
year..........................................
28,192,288 7,054,811      15,339,675 ---------------------
----------------------------------------------------------
---------------------------
  END OF
YEAR*...............................................
$26,008,534     $11,039,995     $18,214,226 --------------
----------------------------------------------------------
----------------------------------
* Includes undistributed net investment income
of:...........       $(2,726)             --
$4,964
----------------------------------------------------------
------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       49

<pg$pcn> -------------------------------------------------
------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities
Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of
The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eleven other separate investment portfolios:
Travelers Quality
Bond, Lazard International Stock, MFS Emerging Growth,
Federated High Yield,
Federated Stock, Large Cap, Equity Income, Mid-Cap
Disciplined Equity Fund, Zero
Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond
Fund Portfolio Series
2000 and Zero Coupon Bond Fund Portfolio Series 2005
Portfolios. Shares of the
Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex dividend date; (h) the
Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all
Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At
December 31, 1996,
reclassifications were made to the Portfolio capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized loss amounting to $6,915 and
$9,045, respectively, were reclassified to paid-in capital for Social Awareness
Stock Portfolio. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared.
Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER
TRANSACTIONS
   Travelers Asset Management International Corporation
("TAMIC"), an indirect
wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the U.S. Government Securities Portfolio
("USGS"). USGS pays TAMIC an
investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Greenwich Street Advisors ("GSA"), a division of
Smith Barney Mutual Funds
Management Inc. ("SBMFM") which is a subsidiary of Smith
Barney Holdings Inc.
("SBH") and an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Social Awareness
Stock ("SAS") and
Utilities ("Utilities") Portfolios. SAS pays GSA an investment management and advisory fee calculated at an annual rate of : 0.65% on the first $50 million,
0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets.
Utilities pays GSA an
investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

                                       50
<pg$pcn>
----------------------------------------------------------
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers
Insurance has entered into a sub-administrative services agreement with SBMFM.
Travelers Insurance pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     One Trustee and all officers of the Trust are employees of Travelers Group
Inc., or its subsidiaries.

     3.  INVESTMENTS

      During the six months ended June 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


USGS            SAS         UTILITIES --------------------
----------------------------------------------------------
----------------------------
Purchases.................................................
 .. .... $ 41,695,116     $1,584,840     $5,196,884 -------
----------------------------------------------------------
----------------------------------------
Sales.....................................................
 .. ....   39,847,698      1,314,750      6,315,309

----------------------------------------------------------
---------------------

     At June 30, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


USGS          SAS         UTILITIES ----------------------
----------------------------------------------------------
--------------------------
Gross unrealized
appreciation.......................................
$203,706 $4,206,799      2,306,548
Gross unrealized
depreciation.......................................
(48,430)       (51,711)      (124,438) -------------------
----------------------------------------------------------
-----------------------------
Net unrealized
appreciation.........................................
$155,276     $4,155,088     $2,182,110 -------------------
----------------------------------------------------------
-----------------------------

     4.  REPURCHASE AGREEMENTS
    The Portfolios purchase (and their custodian takes possession of) U.S.
Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date
(generally, the next
business day) at an agreed-upon higher repurchase price.
The Portfolios require
continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

   At June 30, 1997, the Portfolios had no open futures contracts.

                                       51
<pg$pcn>
----------------------------------------------------------
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily.
When a purchased
option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option.
When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

      As of June 30, 1997, the Portfolios had no open purchased call or put options contracts.

     7.  CAPITAL LOSS CARRYFORWARD

    At December 31, 1996, U.S. Government Securities
Portfolio had, for Federal
income tax purposes, approximately $715,000 of capital loss carryforwards available to offset future capital gains through 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value.
Transactions in shares of each
Portfolio were as follows:


SIX MONTHS ENDED       YEAR ENDED

JUNE 30, 1997      DECEMBER 31, 1996 ---------------------
----------------------------------------------------------
------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares
sold.....................................................
125,466              606,114
Shares issued on
reinvestment...................................
--              355,511
Shares
redeemed.................................................
(232,804)            (834,803) ---------------------------
-------------------------------------------------------
Net Increase
(Decrease).........................................
(107,338)             126,822 ----------------------------
------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares
sold.....................................................
269,793              323,694
Shares issued on
reinvestment...................................
--               51,251
Shares
redeemed.................................................
(83,021)            (167,210) ----------------------------
------------------------------------------------------
Net
Increase..................................................
 .. 186,772              207,735 --------------------------
--------------------------------------------------------
UTILITIES PORTFOLIO
Shares
sold.....................................................
103,856              590,496
Shares issued on
reinvestment...................................
--              169,391
Shares
redeemed.................................................
(196,396)            (463,451) ---------------------------
-------------------------------------------------------
Net Increase
(Decrease).........................................
(92,540)             296,436 -----------------------------
-----------------------------------------------------

                                       52
<pg$pcn>
----------------------------------------------------------
---------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

    U.S. GOVERNMENT SECURITIES PORTFOLIO       1997(1)
1996       1995       1994       1993      1992(2) -------
----------------------------------------------------------
-------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $10.86
$12.43     $10.58     $11.63     $10.79    $10.00 --------
----------------------------------------------------
-------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................     0.35
0.68       0.65       0.60       0.57      0.53
  Net realized and unrealized gain (loss).....    (0.01)
(0.52)      1.80      (1.23)      0.44      0.26
----------------------------------------------------------
--------------------------------------------------
Total Income (Loss) From Operations...........     0.34
0.16       2.45      (0.63)      1.01      0.79
----------------------------------------------------------
--------------------------------------------------
LESS DISTRIBUTIONS FROM (3):
  Net investment income.......................       --
(1.55)     (0.60)     (0.39)     (0.17)       --
  Net realized gains..........................       --
(0.18)        --      (0.03)        --        --
----------------------------------------------------------
--------------------------------------------------
Total Distributions...........................       --
(1.73)     (0.60)     (0.42)     (0.17)       --
----------------------------------------------------------
--------------------------------------------------
NET ASSET VALUE, END OF PERIOD................   $11.20
$10.86     $12.43     $10.58     $11.63    $10.79
----------------------------------------------------------
--------------------------------------------------
TOTAL RETURN..................................     3.13%++
1.46%     24.42%     (5.64)%     9.48%     7.90%++
----------------------------------------------------------
--------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).............  $25,620
$26,009    $28,192    $24,522    $25,520    $9,017
----------------------------------------------------------
--------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4)................................     0.62%+
0.62%      0.56%      0.71%      0.58%     0.38%+
  Net investment income.......................     6.35+
5.68       5.80       5.56       5.04      4.72+
----------------------------------------------------------
-------------------------------------------------PORTFOLIO
TURNOVER RATE.......................    170%
501%       214%        16%        51%       25%
----------------------------------------------------------
--------------------------------------------------

       SOCIAL AWARENESS STOCK PORTFOLIO         1997(1)
1996       1995       1994       1993      1992(5)
----------------------------------------------------------
--------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $15.76
$14.32     $11.05     $11.64     $10.95    $10.00
----------------------------------------------------------
--------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (6)...................     0.06
0.31       0.12       0.16       0.17      0.16
  Net realized and unrealized gain (loss).....     2.56
2.42       3.47      (0.45)      0.65      0.79
----------------------------------------------------------
--
-------------------------------------------------
Total Income (Loss) From Operations...........     2.62
2.73       3.59      (0.29)      0.82      0.95 ----------
----------------------------------------------------------
----------------------------------------
LESS DISTRIBUTIONS FROM (3):
   Net investment income.......................       --
(0.43)     (0.14)     (0.24)     (0.13)       --
   Net realized gains..........................       --
(0.86)     (0.18)     (0.06)        --        ------------
----------------------------------------------------------
---------------------------------------
Total Distributions...........................       -
(1.29)     (0.32)     (0.30)     (0.13)       ------------
----------------------------------------------------------
---------------------------------------
NET ASSET VALUE, END OF PERIOD................   $18.38
$15.76     $14.32     $11.05     $11.64    $10.95 --------
----------------------------------------------------------
------------------------------------------
TOTAL RETURN..................................    16.62%++
19.98%     33.37%     (2.69)%     7.55%     9.50%++ ------
----------------------------------------------------------
--------------------------------------------
NET ASSETS, END OF PERIOD (000'S).............  $16,310
$11,040     $7,055     $3,879     $3,361    $1,394 -------
----------------------------------------------------------
-------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (6)(7).............................     1.25%+
1.25%      1.25%      1.25%      1.05%     0.71%+
  Net investment income.......................     0.80+
0.43       0.99       1.43       1.50      2.22+ ---------
----------------------------------------------------------
----------------------------------------PORTFOLIO TURNOVER
RATE.......................       13% 26%        73%
137%        60%       56% --------------------------------
----------------------------------------------------------
------------------
AVERAGE COMMISSIONS PER SHARE PAID
   ON EQUITY TRANSACTIONS(8)...................    $0.06
$0.06         --         --         --        ------------
----------------------------------------------------------
---------------------------------------

(1) For the six months ended June 30, 1997 (unaudited).

(2) For the period from January 24, 1992 (commencement of operations) to
    December 31, 1992.
(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) The expense ratios for the year ended December 31, 1993 and the period ended
  December 31, 1992 reflect expense reimbursement by The
Travelers in
  connection with voluntary expense limitations. Without the expense reimbursement, the expense ratios would have been 0.77%
and 0.72%
    (annualized), respectively.
(5) For the period from May 1, 1992 (inception date) to
December 31, 1992.
(6) For the year ended December 31, 1996, The Travelers reimbursed the Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been
  $0.06 and the expense ratio would have been 1.69%.

(7) The expense ratios for the years ended December 31, 1995, 1994, 1993 and the period ended December 31, 1992 reflect expense reimbursement by The
    Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratios would have been 1.75%, 3.34%,
    3.73% and 2.19% (annualized), respectively.

(8) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in
commissionable equity securities.

  ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

                                       53

<pg$pcn> -------------------------------------------------
------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

                       UTILITIES PORTFOLIO
1997(1)     1996       1995      1994(2)
----------------------------------------------------------
-----------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD.............................   $12.22     $12.85
$10.17    $10.00 -----------------------------------------
----------------------------------------------------------
------
INCOME FROM OPERATIONS:
  Net investment
income..........................................
0.23 0.47       0.48      0.35
  Net realized and unrealized gain
(loss)........................     0.28       0.47
2.44     (0.18) ------------------------------------------
----------------------------------------------------------
-----
Total Income From
Operations.....................................     0.51
0.94       2.92      0.17 --------------------------------
----------------------------------------------------------
---------------
LESS DISTRIBUTIONS FROM (3):
  Net investment
income..........................................       -
(0.84)     (0.24)       --
  Net realized
gains.............................................       -
(0.73)        --        ----------------------------------
----------------------------------------------------------
--------------
Total
Distributions.............................................
 . --      (1.57)     (0.24)       ------------------------
----------------------------------------------------------
------------------------
NET ASSET VALUE, END OF
PERIOD...................................   $12.73
$12.22     $12.85    $10.17 ------------------------------
----------------------------------------------------------
-----------------
TOTAL
RETURN....................................................
 . 4.17%++    7.47%     29.29%     1.70%++ ----------------
----------------------------------------------------------
-------------------------------
NET ASSETS, END OF PERIOD
(000'S)................................  $17,797
$18,214 $15,340    $5,757 --------------------------------
----------------------------------------------------------
---------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses
(4)...................................................
1.16%+     1.07%      1.25%     1.25%+
  Net investment
income..........................................     3.74+
3.88       4.29      3.86+ -------------------------------
----------------------------------------------------------
----------------
PORTFOLIO TURNOVER
RATE..........................................       35%
39%        25%       32% ---------------------------------
----------------------------------------------------------
--------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY TRANSACTIONS
(5)....    $0.06      $0.06         --        ------------
----------------------------------------------------------
------------------------------------

(1) For the six months ended June 30, 1997 (unaudited).
(2) For the period from February 4, 1994 (commencement of operations) to
    December 31, 1994.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) The ratios of expenses to average net assets for the year ended December 31,
  1995 and the period ended December 31, 1994 reflect expense reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.27% and 3.49% (annualized), respectively.

(5) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in
commissionable equity securities.

  ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized

                                       54

<pg$pcn>

                              Investment Advisers --------
                              ------------


   MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL
APPLICATION FUND, CASH
                                INCOME TRUST AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT
SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL
CORPORATION

                             Hartford, Connecticut

    THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK
PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                   SMITH BARNEY MUTUAL FUNDS MANAGEMENT
INC.

                               New York, New York

                            Independent Accountants ------
                           -------------------

                               KPMG PEAT MARWICK

                               New York, New York

                                   Custodian
                                   ----------

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High
Yield Bond Trust, Capital
Appreciation Fund, Cash Income Trust, The Travelers
Series Trust: U.S.
Government Securities Portfolio, Social Awareness Stock
Portfolio or Utilities
Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable
Annuity and Variable
Universal Life Insurance products offered by The
Travelers Insurance Company and
the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Semi)(8-97)




THE TRAVELERS VARIABLE
PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
JUNE 30, 1997

[PHOTO]

                     THE TRAVELERS SERIES TRUST:
                     TRAVELERS QUALITY BOND PORTFOLIO
                     LAZARD INTERNATIONAL STOCK
                     PORTFOLIO MFS EMERGING GROWTH
                     PORTFOLIO FEDERATED HIGH YIELD
                     PORTFOLIO FEDERATED STOCK PORTFOLIO
                     MID CAP DISCIPLINED EQUITY
FUND


[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

                         THE TRAVELERS SERIES TRUST:
                         TRAVELERS QUALITY BOND
                         PORTFOLIO LAZARD INTERNATIONAL
                         STOCK
PORTFOLIO
                         MFS EMERGING GROWTH PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                         FEDERATED STOCK PORTFOLIO
                         MID CAP DISCIPLINED EQUITY FUND

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST --------
----------------------------------------------------------
-------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for six of the fourteen portfolios of The Travelers Series Trust -- Travelers
Quality Bond, Lazard
International Stock, MFS Emerging Growth, Federated High
Yield, Federated Stock
Portfolios and Mid Cap Disciplined Equity Fund
("Portfolios") for the period
ended June 30, 1997. In this letter, we briefly discuss general economic and market conditions and outline each Portfolio's investment strategy. A detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow in the report.

ECONOMIC REVIEW AND OUTLOOK

Economic activity in the first quarter of 1997 showed surprising strength as real Gross Domestic Product ("GDP") growth rose by 4.9%.
Despite the unexpected
strength in the economy and a decline in unemployment to about 5.0%, reported inflation remained low. However, the stronger U.S.
economy, reflected in both a
tight labor market and a high capacity utilization rate, sparked concerns about rising future inflation and prompted an increasingly vigilant Federal Reserve
Board ("Fed") to raise the federal-funds rate by 25 basis points (0.25%) on
March 25, 1997. (The federal-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) Concerns of higher interest rates triggered a correction in both the stock and bond markets at the end of the first quarter of 1997.

The key economic news in the second quarter of 1997 was a distinct slowdown in economic growth and surprisingly low inflation. Both stock and bond market investors drew relief from these developments as the prospects of further Fed tightening receded. Interest rates fell from above 7.0% to 6.8% by the end of the second quarter of 1997 and the stock market began on a furious rally that saw stock prices rise by almost 20%.

The second quarter of 1997 began with a singular focus on the future direction of Fed action. After an increase of 25 basis points in the federal-funds rate in late March on the heels of strong economic growth in the first quarter, it was considered quite likely that rates would rise during the second quarter. The prospects of higher rates created turmoil within the U.S.
capital markets and
stocks, in particular, were hit hard in early April.
Economic data released in
early May provided mounting evidence of a slower economy and low inflation.
Retail sales for April were soft and producer prices showed a dramatic decline of 0.4%. The consensus forecast for second quarter real economic growth has now dropped below 2.0%.

The inflation trend in recent months has been nothing short of remarkable, especially in light of the low unemployment rate and high capacity utilization rates in the U.S. economy. The consumer price deflator, which is considered to be a better inflation measure than the Consumer Price
Index ("CPI"), fell to a
30-year low in May at an annual rate of 1.6%. Gains in average hourly wages, a closely monitored signal of wage inflation, have slowed from 4.1% to 3.5%.
Commodity price indexes are declining, oil prices are falling and the price of gold is now below $320, its lowest level in five years. In other words, inflation just does not appear to be an issue at this point.

The biggest contributing factor in the demise of inflation appears to be the significant gains in productivity achieved over the last few years. It is widely acknowledged that conventional measures of productivity gains are being understated and, under that scenario, lower-than-expected inflation may be explained by higher-than-expected productivity gains.
Several other factors also
suggest that the current disinflationary trend is likely to be both secular and global in nature. These include a high level of disinflation in the growing technology sector, significant government downsizing and severe global competition.

The second quarter rally in the stock and bond markets suggests that investors have reduced their inflation expectations and, consequently, the likelihood of further Fed tightening. In our view, the biggest risk to the presently benign investment climate looms on the economic landscape. A resurgence of economic growth in the second half of the year may prompt the Fed to act yet again on a preemptive basis to choke off inflationary pressures.
Strong retail sales may
well hold the key to a reacceleration in third quarter economic growth. The boost in consumer spending could come from any one of several sources: increased refinancing activity, the wealth effect of a stronger stock market, record levels of consumer confidence and the recent strong growth in real disposable personal income.

While the relatively high real yield levels in the bond market suggest that bond investors still remain wary of an increase in inflation, we think the stock market is clearly vulnerable to such a development.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST --------
----------------------------------------------------------
-------------
FIXED INCOME COMMENTARY
Bond prices rose higher in the second quarter. The Lehman
Long
Government/Corporate Index performed the best with a gain of 5.5% as interest rates fell below 7%. The yield curve became flatter as the spread between long- and short-term bonds narrowed by 0.20% in the quarter.

Stronger growth with low inflation has been good for bonds as it has reduced government financing needs. The low inflation environment coupled with a declining budget deficit provides positive support for the bond market. Going forward, the bullish case for bonds can be attributed to a reduced budget deficit and absence of inflation in final goods pricing.
While wages may be
drifting higher, so are productivity gains due to technological improvements. At the same time, global competition and an 8.5% year-to-date increase in the trade weighted dollar should prevent higher product inflation.
Year-over-year Producer
Price Index ("PPI") statistics show no signs of price pressures, and CPI has been at a 2.0% to 2.5% rate for the past few years.
Additionally, the CPI is
generally agreed to be overstated and the government may be in the process of gradually reducing this upward bias.

The key question for the markets will be the pace of growth in the second half of the year and how the bond market and Fed react to it.
We do not believe that
growth necessarily leads to further inflation on the finished goods side. As long as wage growth is offset by productivity increases, higher growth with low unemployment does not have to lead to a rise in inflation.
However there is
still much debate on what the market and the Fed think about the relationship between economic growth and inflation. If growth is above
3%, the market may
still expect higher inflation or the Fed may raise rates on a preemptive basis.

Within the fixed income markets, spreads remain tight and there is a high level of complacency. Within the corporate market, spreads remain compressed between different quality levels and "riskier" borrowers have access to an abundance of capital. This condition is unlikely to change in the near term as good economic growth has reduced the stress on weaker credits. High issues of Collateralized
Bond Obligations ("CBOs") has created a new class of buyer for lower quality issues, on that is more concerned with default likelihood than relative pricing.
Mortgage-backed spreads have tightened as market volatility has been low and prepayments have been within their predicted range.
Mortgage spreads are
unlikely to widen much as long as government agencies such as Federal National
Mortgage Association ("FNMA") and Federal Home Loan
Mortgage Corporation
("FHLMC") are quick to arbitrage any spread widening.
Corporate spreads are
likely to take their cues from the high yield and equity markets. As long as these remain well bid for, high quality spreads should remain firm.
Historically, October has been a month when spreads have become wider and we would therefore not be surprised to see some modest pressure on spreads as the fourth quarter begins.

EQUITY COMMENTARY

The U.S. stock market continues to be in one the strongest bull market runs ever. Stock prices have now doubled over the last two and a half years and almost tripled in the last five years in an ideal investment climate of solid economic growth, low inflation and strong corporate profits growth.

The year 1997 began on a positive note for the stock market. Fueled by strong fourth quarter earnings and robust money flows into mutual funds, the Standard &
Poor's 500 Stock Index ("S&P 500") gained over 7% in
January and February, and
continued to move to new highs in early March. However, as evidence of unexpectedly robust economic growth came to hand, investors became increasingly concerned about the risk of higher inflation and interest rates. The Fed raised short-term rates in March, and long-term Treasury bond yields moved back over the psychologically important 7% level.

The upward spike in interest rates triggered a sharp sell off in the stock market during the last week of March, erasing most of the market's year-to-date gains. For the entire first quarter, the S&P 500 edged out a
2.7% gain with
dividends. Small capitalization issues generally fared worse. During the first three months of 1997, the Russell 2000 Stock Index declined 5.5% in value.

The second quarter of 1997 was the best quarter for the U.S. stock market in over ten years. The stock market rally was broad in nature lifting most stocks and indexes to record high levels. The S&P 500 soared by 17.5% in the second quarter, the Russell 2000 Index rose 16.2% and the Nasdaq
Composite Index
performed even better with a gain of 18.0%. (The S&P 500 is an unmanaged capitalization-weighted index of 500 widely held common stocks. The Russell 2000
Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or Nasdaq stock exchanges. The
Nasdaq Composite Index is a capitalization-weighted index of all stocks which trade on Nasdaq.)

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST --------
----------------------------------------------------------
-------------
As noted, the stock market got off to a rocky start in April as the effects of the Fed rate hike from late March rippled through the capital markets. The S&P
500 sold off a low of 733 and the Dow Jones Industrial
Average ("DJIA")
retreated to almost 6300 on April 14, 1997, as investors focused on the likelihood of higher rates. The investor mood swing to optimism was triggered by the release of solid first quarter earnings in April and the market rally began in earnest when inflation reports in early May showed a significant decline in producer and consumer prices.

First quarter 1997 corporate earnings were again ahead of expectations. The final tally on the earnings scorecard showed that 54% of all companies reported earnings in excess of expectations while 31% of companies disappointed relative to the consensus. The preponderance of positive earnings surprises continues a trend which now extends to 17 consecutive quarters and is unprecedented in terms of duration or magnitude. Moreover, the agreement on a balanced budget in
Washington and the prospects of a lower capital gains tax added further fuel to the stock market rally in the middle of the quarter. The flood of liquidity into the market continued unabated in the second quarter and put more buying pressure on stocks.

There are no indications right now to suggest that earnings are at any great risk in the near term. The earnings pre-announcement season at the end of the quarter, when companies typically confess to upcoming earnings shortfalls, was uneventful and early second quarter earnings seem to be quite strong.

There are no visible signs on the horizon that inflation is likely to flare up in the near future. The employment cost index and hourly wage gains are likely to be the most closely monitored gauges of expected inflation. We believe the biggest risk on the interest rate front lies in a stronger than-expected economy in the second half. In fact, the Fed may be inclined to respond to strong economic data even before it begins to affect inflation measures.

We remain cautious on the U.S. stock market. With all the good news already reflected in stock prices, the stock market has virtually no margin for error.
We suspect that any unpleasant surprise will be enough provocation to trigger a correction. The market will focus on earnings or interest rates for any negative developments but any wild card surprise such as an oil price shock could mean trouble. The positive long-term trend towards low inflation and lower interest rates should, however, contain the downside in the stock market and limit any correction to the tradition 10% to 15% range from prior highs.

Foreign stock markets also enjoyed a strong second quarter with the Morgan
Stanley Capital International Europe Australia Far East index ("MSCI EAFE") rising by 13.0% in U.S. dollar terms. (The MSCI EAFE Index consists of the equity total returns for Europe, Australia, New Zealand and the Far East.) The bull market in global stocks also saw the Latin America index advance by 22.5% in the second quarter while the Emerging Markets index gained 8.6% in U.S.
dollar terms.

TRAVELERS QUALITY BOND PORTFOLIO

The second quarter of 1997 began with weak financial markets following a March
Fed rate increase. Financial markets bottomed in April and roared in May and
June as investor fears of further Fed tightening subsided with a much lower than expected employment cost index increase, three consecutive months of negative retail sales growth and five consecutive months of negative producer price inflation reports. Investors seem to have a growing conviction that we are in a new era where inflation can stay low despite low levels of unemployment last seen in 1973. In addition to inflation, the drop in the size of the Federal government's budget deficit has been a major surprise.
This has led to a sharp
drop in Federal financing needs which has initially manifested itself in a sharp drop in Treasury bill rates. The surprise was generated by higher than expected tax receipts due to stock market capital gains, option exercises and strong corporate profits.

Second quarter GDP growth has slowed to 2%-3% from a 5.9% pace in the first quarter. Factors such as warm weather and the timing of refunds vs. tax payments were responsible for the fast pace of first quarter growth, stealing from growth in the second quarter. Going forward, the bullish case for bonds has been made because technological improvements, global competition and low levels of unemployment should not lead to higher product inflation.
The bear case for
bonds is that economic growth above 3% is likely to lead to expectations of further Fed tightening. The bear argument expresses our bias.

For the quarter, the Lehman Intermediate
Government/Corporate Index returned
2.95%. Travelers Quality Bond Portfolio had a 2.38% return which was 57 basis points (0.57%) behind our index. The slightly shorter duration strategy which helped our total return in the first quarter created the drag in the second. For the year, the Lehman Intermediate Government/Corporate
Index has returned 2.83%
while the Portfolio has gained 3.23%, 40 basis points ahead of the index.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST --------
----------------------------------------------------------
-------------
LAZARD INTERNATIONAL STOCK PORTFOLIO
International equity markets moved ahead strongly in the second quarter of 1997.
After a modest gain in the first quarter, the MSCI EAFE
Index rose 13%, led by a
24% gain in Japan. Improving sentiment helped domestic
Japanese companies drive
the rebounding stock market, while the yen bounced off its lows to further propel performance. In the Pacific Rim Region, the quarter closed with China peacefully regaining control of Hong Kong after 156 years of British rule. In
Europe, the Labour party claimed victory in the U.K.
elections, followed by a
Socialist-led coalition victory in France, while European currency political rhetoric continued to accelerate throughout the quarter.
Although this political
news dominated the headlines, fundamental corporate change was at the heart of the impressive rise in select European equity markets. The
Portfolio
participated in most of this bull rise in the second quarter and still leads the
MSCI EAFE Index by a healthy margin year to date. The
Lazard International Stock
Portfolio had a total return of 9.74% for the six months ended June 30, 1997 versus the total return of the MSCI EAFE Index of 11.36%.

Japan was the strongest performing equity market in dollar terms. Over the last two years, the Japanese equity market has become polarized as companies forced to change to compete with global peers have driven performance, while domestic companies in regulated industries have languished.
Deregulation, pension reform
and improving corporate governance are beginning to compel change in Japanese domestic companies. In the face of first-time competition, NTT has begun to restructure and has plans to spin-off its cellular phone business. Strong performance of our domestic Japanese holdings, which began to close some of the gap relative to the global exporters, offset low exposure to Japan. Ito-Yokado
(retailing), Mitsui Marine & Fire (insurance), Orix
(leasing), Promise (consumer
loans), and Sumitomo Trust (financial services) all significantly outperformed the Nikkei Index. New legislation to allow easier share buybacks and incentive-based stock options provided a further glimmer of change. In response, several companies announced buyback plans while Sony, Orix and Omron tentatively planned for management stock options.

With the exception of a slight dip ahead of the French elections, European equity markets steadily advanced to new heights during the quarter. Despite a changing political climate, many European companies continue to forge a path of value creation for their shareholders. Corporate action benefited the Portfolio in almost every country. In the Netherlands, the stock of Philips Electronics, rose 61% in local terms as the restructuring program implemented by CEO Cor
Boonstra last year is now bearing fruit in the form of its first quarterly upturn since first quarter 1995.

In Finland, UPM-Kymmene first reduced its stake in Rauma, its non-core engineering subsidiary, through an innovative scrip dividend and share repurchase, then reduced its stake in Nokia through a large block trade. In
Germany, Daimler-Benz continued to sharpen its focus by selling its Cap Gemini stake, a French software consultancy, while strengthening its core activities with the purchase of Ford's U.S. truck business. In the U.K., it did not take
Unilever long to find a buyer for its non-core specialty chemicals arm. ICI bought it for $8 billion. Grand Metropolitan announced a merger with Guinness to create a powerful combination of brands and distribution in the fragmented global spirits industry.

France continues to drag its feet regarding European defense industry consolidation, but British Aerospace is not waiting around. In a bold cross-Atlantic move, it aligned itself with Lockheed-
Martin in a bid for the
Joint Strike Fighter contract in the U.S. Even in France, where concern that a
Socialist victory would stall economic progress, companies instituted change.
Elf Aquitane and Total proposed share repurchase plans while Generale des Eaux sold Ffr 4.2 billion of property assets. Rhone-Poulenc announced plans to reshape itself into a pharmaceutical company by buying the Ffr 25 billion minority interest in Rhone-Poulenc Rorer, its U.S. quoted drugs arm.

In our view, the litany of change attests to corporate progress that is likely to drive European equity market performance for some time to come. However, restructuring is not a panacea. Despite being engaged in 50 cost-reduction projects and completing nearly 80% of its L2.3 billion disposal program, BTR
(U.K.) slipped as weak economic conditions in key markets dimmed its profit outlook. Rank (U.K.) stumbled on a profits warning after finally selling its non-core stake in Rank Xerox. However, both companies trade at attractive valuations. Restructuring is not a path without bumps and we closely monitor the will and ability of companies to create shareholder value.
However, during the
reporting period, positive changes have far outweighed negative ones in the international equity market.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST --------
----------------------------------------------------------
-------------
MFS EMERGING GROWTH PORTFOLIO
For the six months ended June 30, 1997, the MFS Emerging
Growth Portfolio
provided a total return of 10.62%. This compares to a 10.20% return for the
Russell 2000 Index.

Although the Portfolio's performance benefited from the strong appreciation of many of its holdings in the technology, health care and retailing sectors, the overall market in 1997 continues to be dominated by large capitalization stocks as represented by DJIA and the S&P 500. However, the Portfolio's performance compared favorably to the Russell 2000 Index, as investors rewarded the earnings growth of the many companies owned in the Portfolio.

The past six months was a paradoxical time for investors.
On the one hand, the
economy was stronger than expected, but there were a notable number of company-specific earnings disappointments that had not been anticipated. Another paradox in this strong economy has been the extremely low rate of inflation.
Despite these tranquil economic times, there has been considerable interest rate volatility and, accompanying it, higher than average market volatility. In our opinion, this situation has provided opportunities for identifying rapidly growing companies at attractive valuations.

The Portfolio's performance benefited from strong performance in its technology holdings, primarily software. Companies such as SAP, Compuware and Microsoft reported much better than expected earnings, and their stocks' prices responded positively. Our holdings in business and computer services also helped the
Portfolio's performance. Learning Tree International,
Accustaff, Corestaff and
Technology Solutions, which serve the burgeoning demands of corporations in information technology, aided performance. The health care sector continued to yield mixed results. Medical device companies such as Guidant and Medtronic, which have innovative products serving global markets, did well. However, HMOs such as Pacificare and United Healthcare were hurt by higher than expected costs and limited pricing power.

One important holding that did not perform as well as expected was HFS, a service provider in the hotel, real estate and car rental industries, which merged with CUC International, a provider of membership services to consumers.
Investors are still assimilating the many synergies of these two complex businesses. We are optimistic that the market will ultimately reward the underlying value of this powerful combination.

Looking forward, we see a continuation of the steady economic growth and favorable interest rates that the U.S. has been experiencing for the past several years. We believe that our investment strategy of finding rapidly growing companies early in their development and growth stocks at reasonable prices should reward investors for the rest of 1997.

FEDERATED HIGH YIELD PORTFOLIO

High yield bonds delivered outstanding returns in the first half of 1997, on both a relative and absolute basis. These returns were driven by an almost ideal economic performance by the domestic economy. First-quarter growth was very strong, while the second quarter slowed to a respectable but perhaps more sustainable pace. From a high yield bond investor perspective, the continued strong performance of the economy resulted in low default rates and modestly tighter yield spreads between high yield bonds and Treasury securities. Perhaps more remarkable, this strong economic growth occurred without rekindling inflationary pressures. Despite a 25 basis point increase
(0.25%) in the fed
funds rate by the Fed interest rates on 10-year Treasury securities rose only 7 basis points. Strong economic growth, good corporate earnings growth, and low inflation drove stock prices to record levels. The strong equity market provided high yield issuers with increased financial flexibility and provided increased equity value "protection" to high yield securities.

Finally, high yield bonds benefited from extremely strong demand during the period, which offset a record amount of new-issue activity. Mutual funds continued to have inflows, while insurance companies and pension funds continued to allocate money to the high yield market. Also, structured products such as collateralized bond obligations allocated substantial dollars to the high yield sector. These factors contributed to the outstanding returns for the high yield sector. For example, the Lehman Brothers High Yield Bond
Index returned 5.82%
over the period, outperforming the Lehman Brothers
Aggregate Bond Index, a
measure of high-quality bond performance, which returned
3.09% over the period.
(The Aggregate Bond Index is composed of the Lehman
Government/Corporate Index
and the Mortgage-Backed Securities Index and includes
Treasury issues, agency
issues, corporate bond issues and mortgage-backed securities.)

The Federated High Yield Portfolio, which returned 6.72%, performed very well over the period, outperforming both the Lehman Brothers
High Yield Bond Index
and the Lipper High Current Yield Fund Average, which returned 5.99%. The

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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST --------
----------------------------------------------------------
-------------
Portfolio benefited from good security selection during the period, avoiding most of the deteriorating credit situations in the quarter such as Penn Traffic,
Harvard Industries and Grand Union. Several sector and specific holdings performed well above the overall market. The Portfolio's holdings in the
Australian cable TV market rebounded strongly from depressed year-end levels.
The Portfolio's radio holdings, especially preferred stocks of American Radio and Chancellor Broadcasting, performed very well as investors' comfort level with the consolidation occurring in the radio industry increased. In the domestic cable area, the Portfolio's holdings such as Cablevision Systems performed very well as investors focused on the value in well-run highly clustered cable operators. This performance was highlighted by Microsoft's $1 billion equity investment in Comcast. Finally, specific holdings such as
Millicom International and Nextel turned in good performances during the period, based on company-specific events.

Our outlook for the high yield bond market continues to be optimistic, especially as we look ahead at the rest of 1997. We see nothing to alter our expectations of steady economic growth and modest inflation. The Portfolio's largest sector exposures continue to be telecommunications, cable TV and broadcasting. Many of the Portfolio's telecommunications positions, such as
Teleport and Qwest Communications, are benefiting from technology advances and deregulation. The domestic cable TV market is rapidly changing as new delivery devices such as satellite broadcasters attempt to gain subscribers. We believe that the new delivery entrants will expand the overall market but large, well-managed, well-clustered traditional operators should continue to thrive.
The Portfolio also has exposure to the United Kingdom's cable TV and telecommunications market, which is still in its early stages of development. We think these issuers will gain market share and eventually consolidate, benefiting high yield issuers. Recently the Portfolio has increased its exposure in the oil and gas industry, focusing on the drilling sector and producers, who we believe will benefit from expanding production.
Finally, the Portfolio has
modestly increased the overall credit quality in response to the spread tightening that has occurred over the past six months.

FEDERATED STOCK PORTFOLIO

The U.S. stock market continues to show surprising strength in 1997. However, volatility on a daily basis has increased as investors remain uncertain with regard to the direction of the economy and interest rates.
We think our focus on
quality and strict valuation parameters continues to benefit our shareholders.
The Federated Stock Portfolio had a total return of 19.73%
versus the S&P 500
Index of 20.6% for the six months ended June 30, 1997.

The danger of "market timing" was apparent during the second quarter. In early
April, the conventional wisdom was that the economy was too strong, which would have forced the Fed to increase interest rates in an effort to thwart inflation.
Accordingly, many investors began reducing their exposure to U.S. equities. What followed was an apparent slowdown in the economy, which convinced investors that there would be no need to change current interest rates.
This renewed optimism
then led to a market increase from the low single digits to a 20% total return by June 30, 1997.

While we do believe that there are some industries and numerous stocks that are overvalued, we are not convinced that market timing is a logical way to protect our shareholders. We believe that our valuation disciplines, which force us to sell overpriced securities and focus on undervalued situations, are in our shareholders' best long-term interests. Given current valuations, our recent emphasis has been on high-quality well-run, companies that for various reasons have not fully participated in the unprecedented bull market of the past 2 1/2 years.
Our largest industry underweight continues to be technology as the valuations continue at all time highs and the fundamental picture is not as robust as it was two years ago. Conversely, we remain overweight in energy as we believe global industrialization should continue to expand demand while historic underinvestment has kept supply contained. What follows are our thoughts regarding certain key Portfolio holdings.

Sun Company, Inc. -- The largest refiner in the United
States that is in the
midst of a company restructuring as well as sharing an improving fundamental outlook for its industry. Additionally, Sun's yield is 50% greater than the overall market.

Lexmark International Group "A" -- An IBM spinoff that manufactures printers for personal computers. Lexmark, along with Hewlett-Packard, has been gaining market share in the laser printer area at the expense of their Japanese competitors.

Viacom, Inc. -- Dominant franchises such as MTV and
Blockbuster video in the
entertainment industry allow us to diversify and do so at unprecedented low valuations.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST --------
----------------------------------------------------------
-------------
Reader's Digest Association -- This brand-name company has high-quality globally recognized products that have been under pressure, as its management has had a flawed strategy of trying to sell more products to existing clients versus increasing its client base. The stock currently trades at valuations that we believe reflect investors' emotions, not the value of the company. While we admit this is a turnaround situation, the current yield of 6.3% gives us incentive to be patient.

Dow Chemical Co. -- This firm has been shunned by investors concerned about the
"polyethylene cycle." Current valuations are extremely low for this dominant company. Dow has been behind its competitors in its restructuring efforts, allowing for more future potential.

MID CAP DISCIPLINED EQUITY FUND

The Mid Cap Disciplined Equity Fund seeks to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage the Portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 stock index, a value-weighted index comprised of mid- and small-company stocks.

The Mid Cap Disciplined Equity Fund was launched on April
1, 1997. The initial
cash flow into the Portfolio was invested in a diversified portfolio of stocks during the first week of April. Net of fees and expenses, the Mid Cap
Disciplined Equity Fund's total return of 13.60% for the second quarter of 1997 was in line with the 14.49% average return achieved by variable annuity stock funds in the Lipper Analytical Services Inc. mid cap category.

During the first half, stock selection in the financial services sector made the strongest positive contribution to the Fund's overall relative performance. In financial services, our biggest relative performance gain came from our overweighted position in a number of specialty property casualty insurers whose shares were up strongly during the quarter, including
Progressive Corp., Everest
Reinsurance and Transatlantic Holdings. The Portfolio also benefited from overweighted positions in a number of better performing banks including Northern
Trust and State Street, both of which are leveraging their dominant position in global custody services to achieve above-average revenue and earnings growth.

We lost ground to the benchmark primarily in the energy and technology sectors.
In the energy sector, we were hurt by the weakness of Chesapeake Energy
Corporation in the oil exploration and production group.
The shares of
Chesapeake declined sharply on news of disappointing drilling results on the company's newest properties in Louisiana. In technology, our relative performance suffered as a result of the portfolio being underweighted in a number of stocks that ran up strongly on either takeover activity or positive earnings surprises. These included Verifone (on a take-over by Hewlett-Packard),
Stratus Computer and Solectron.

The effort by U.S. corporations to capture leading global market positions through productivity-enhancing measures has been critical to the U.S. equity market's spectacular rise, and we expect more and more
U.S. firms to seek growth
through a global strategy. We believe that the current economic expansion has further to go, that inflation will remain low and that corporate earnings will continue to grow, although perhaps more slowly than seen in the past year.
Therefore, the bull market should remain intact. Despite all these positives, we expect market volatility to increase through the remainder of this market cycle.
With valuation at current levels, investors are nervous and likely to demonstrate little tolerance for any cyclical rise in inflation and interest rates, or even hints of bad news at the individual company level.

In this environment, we believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries. Our disciplined approach to stock selection emphasizes equities that exhibit improving fundamentals, measured by changes in analysts' earnings estimates and the trend of recent earnings surprises, and which also trade at a reasonable price-to-earnings (P/E) ratio relative to expected earnings growth rates. (The price/earnings ratio is the price of a stock divided by its earnings per share.)

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST --------
----------------------------------------------------------
-------------
In closing, we would like to thank you for your investment in The Travelers
Series Trust Portfolios. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

July 28, 1997

----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT      RATING
SECURITY                                    VALUE
----------------------------------------------------------
------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 24.8%
   $500,000   AAA       U.S. Treasury Notes, 6.375% due
5/15/99...............................   $  502,605
    250,000   AAA       U.S. Treasury Notes, 6.625% due
4/30/02...............................      252,375
    250,000   AAA       Federal Farm Credit Bank, Medium
Term Notes, 7.340% due 9/19/01.......      250,095
    250,000   AAA       Federal Home Loan Bank, Notes,
7.300% due 10/18/01....................      250,150
    250,000   AAA       Federal National Mortgage
Association, 8.550% due 12/10/04............      252,150
----------------------------------------------------------
------------------------------------------------
                        TOTAL U.S. GOVERNMENT AGENCIES AND
OBLIGATIONS
                        (Cost -- $1,503,953)
1,507,375 ------------------------------------------------
----------------------------------------------------------
CORPORATE BONDS AND NOTES -- 61.1% -----------------------
----------------------------------------------------------
------------------------BROADCASTING -- 3.7%
    200,000   BBB       Continental Cablevision, Inc., Sr.
Sub. Debentures, 11.000% due

6/1/07....................................................
 .. ..........   224,000
----------------------------------------------------------
------------------------------------------------
FINANCIAL SERVICES -- 16.2%
    250,000   BBB+      Banponce Financial Corp., Medium
Term Notes, 6.750% due 8/9/01........      248,438
    400,000   A+        Grand Metro Investment PLC, zero
coupon notes to yield 6.998% due

1/6/04....................................................
 .. ..........   256,500
    225,000   AA+       Hewlett-Packard Finance, 6.500%
due
12/30/99..........................      225,984
    250,000   A+        New Plan Realty Trust, Medium Term
Notes, 5.950% due 11/2/26..........      250,225 ---------
----------------------------------------------------------
---------------------------------------

981,147 --------------------------------------------------
-------------------------------------------------------
INDUSTRIALS -- 16.8%
    250,000   BBB-      James River Corp., Notes, 6.750%
due
10/1/99..........................      249,688
    250,000   A         McKesson Corp., Notes, 6.875% due
3/1/02+.............................      250,312
    250,000   A-        Sears Roebuck Acceptance Corp.,
Medium Term Notes, 6.400% due

9/25/00...................................................
 .. ..........   248,437
    250,000   A+        Texaco Capital Inc., Guaranteed
Notes, 8.500% due 2/15/03.............      270,625 ------
----------------------------------------------------------
------------------------------------------

1,019,062 ------------------------------------------------
---------------------------------------------------------
TELECOMMUNICATIONS -- 7.9%
    250,000   AAA       BellSouth Capital Funding Corp.,
Debentures, 6.040% due 11/15/26......      245,938
    225,000   A         MCI Communications Corp., Sr.
Notes,
7.125% due 6/15/27...............      231,750 -----------
----------------------------------------------------------
-------------------------------------

477,688 --------------------------------------------------
--------------------------------------------------------
TOBACCO -- 4.1%
    250,000   A         Philip Morris Cos. Inc., Notes,
6.950% due 6/1/06.....................      251,250 ------
----------------------------------------------------------
-----------------------------------------TRANSPORTATION --
4.1%
    250,000   BBB-      CSX Transportation Inc.,
Debentures,
6.950% due 5/1/27+...............      251,250 -----------
----------------------------------------------------------
-------------------------------------
UTILITIES - ELECTRIC -- 8.3%
    250,000   BBB       Illinois Power, 1st Mortgage Bond,
6.500% due 9/1/99..................      250,312
    250,000   A+        Tenaga Nasional Berhad, Notes,
7.200% due 4/29/07+....................      255,938 -----
----------------------------------------------------------
-------------------------------------------

506,250 --------------------------------------------------
--------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
(Cost -- $3,711,981)..................    3,710,647 ------
----------------------------------------------------------
------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -
$5,215,934)                                5,218,022
----------------------------------------------------------
------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT
SECURITY                                    VALUE
----------------------------------------------------------
------------------------------------------------
REPURCHASE AGREEMENT -- 14.1%
   $852,000             Citibank, 5.905% due 7/1/97;
Proceeds at maturity -- $852,140;
                        (Fully collateralized by U.S.
Treasury Notes, 5.875% due 2/28/99;
                        Market value -- $875,050) (Cost -
$852,000)..........................   $  852,000 ---------
----------------------------------------------------------
---------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -
$6,067,934**)......................   $6,070,022 ---------
----------------------------------------------------------
---------------------------------------

 + Security is exempt from registration under Rule 144A of the Securities Act of
  1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional

buyers. ** Aggregate cost for Federal income tax purposes

is substantially the same.

   See page 34 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
STOCKS -- 82.7% ------------------------------------------
----------------------------------------------------------
----
AUSTRALIA -- 1.7%
   19,900    Westpac Banking Corp.
Ltd......................................................
$  118,825
----------------------------------------------------------
----------------------------------------------
DENMARK -- 0.9%
    1,100    Unidanmark A/S, Class A
Shares.................................................
61,879 ---------------------------------------------------
-----------------------------------------------------
FINLAND -- 0.5%
    1,500    UPM-Kymmene
Corp......................................................
 .. .......    34,654
----------------------------------------------------------
----------------------------------------------
FRANCE -- 10.7%
      800    Alcatel
Alsthom...................................................
 .. ...........      100,290
    2,300    Banque Nationale de
Paris.....................................................
 . 94,883
      670    Compagnie de Saint
Gobain....................................................
 .. 97,801
      920    Compagnie Generale des
Eaux....................................................
117,997
      740    Compagnie Generale des Eaux Warrants, Expire
5/2/01+...........................          443
    1,200    Elf Aquitaine
S.A.......................................................
 .. .....      129,586
      300    Havas
S.A.......................................................
 .. .............       21,640
    4,000    Rhone-Poulenc, Class A
Shares..................................................
163,516
      350    Total S.A., Class B
Shares....................................................
 . 35,411 -------------------------------------------------
-------------------------------------------------------

761,567 --------------------------------------------------
------------------------------------------------------
GERMANY -- 11.3%
    1,500    Daimler-Benz
AG........................................................
 .. ......      122,145
    2,080    Deutsche Bank
AG........................................................
 .. .....      122,227
    3,000    Hoeschst
AG........................................................
 .. ..........     127,224
      220    Mannesmann
AG........................................................
 .. ........    98,347
    2,800    Metallgesellschaft
AG+.......................................................
 .. 57,925
      570    Metro
AG........................................................
 .. .............       62,149
      320    Thyssen
AG........................................................
 .. ...........       77,034
      300    Viag
AG........................................................
 .. ..............      137,123 ---------------------------
----------------------------------------------------------
-------------------

804,174 --------------------------------------------------
------------------------------------------------------
HONG KONG -- 2.3%
    2,673    HSBC Holdings
PLC.......................................................
 .. .....       80,390
    9,500    Swire Pacific Ltd.
 ..........................................................
 .. 85,530 ------------------------------------------------
--------------------------------------------------------

165,920 --------------------------------------------------
------------------------------------------------------
ITALY -- 4.5%
   16,600    Ente Nazionale Idrocarburi S.p.A.
 .............................................       93,746
   15,700    Fiat S.p.A.
 ..........................................................
 .. .......    56,378
   29,000    Fiat S.p.A. Privilizio
 ........................................................
53,517
   13,300    Instituto Nationale delle Assicurazioni
 .......................................       20,121
   27,100    Stet Societa' Finanziaria Telefonica
S.p.A.....................................       93,747 --
----------------------------------------------------------
--------------------------------------------

317,509 --------------------------------------------------
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
JAPAN -- 18.0%
    2,000    Honda Motor Co.
Ltd.......................................................
 .. ...       $   60,299
    1,000    Ito-Yokado Co.
Ltd.......................................................
 .. ....            58,114
    8,000    Matsushita Electric Industrial Co.
Ltd.........................................      161,496
   12,000    Mitsubishi Heavy Industrial
Ltd................................................
92,179
    3,000    Mitsui Marine and Fire Insurance Co.
Ltd.......................................       21,708
    1,100    Nintendo Corp.
Ltd.......................................................
 .. ....            92,283
       13    Nippon Telegraph &
Telephone.................................................
 .. 124,967
    4,000    NKK
Corp......................................................
 .. ...............        8,599
    2,000    Omron
Corp......................................................
 .. .............       42,471
    1,000    Orix
Corp......................................................
 .. ..............       74,194
      900    Promise Co.
Ltd.......................................................
 .. .......    51,595
   11,000    Ricoh Co.
Ltd.......................................................
 .. .........   144,193
    8,000    Sekisui Chemical
Co........................................................
 .. ..            81,098
    1,400    Sony
Corp......................................................
 .. ..............      122,223
   13,000    Sumitomo Trust &
Banking...................................................
 .. ..           139,736
----------------------------------------------------------
----------------------------------------------

1,275,155 ------------------------------------------------
--------------------------------------------------------
MALAYSIA -- 0.3%
    5,000    Genting
Berhad....................................................
 .. ...........       23,970 ------------------------------
----------------------------------------------------------
----------------
NETHERLANDS -- 3.7%
      410    Heineken
N.V.......................................................
 .. ..........      70,102
    1,300    Philips Electronics N.V.
 ......................................................
93,288
    1,880    Royal Dutch Petroleum Co., New York
Registered
Shares..........................      102,234
----------------------------------------------------------
----------------------------------------------
265,624 --------------------------------------------------
------------------------------------------------------
NEW ZEALAND -- 0.5%
   14,600    Lion Nathan
Ltd.......................................................
 .. .......    36,912
----------------------------------------------------------
----------------------------------------------
SPAIN -- 0.7%
    1,800    Telefonica de
Espana....................................................
 .. .....       52,138 ------------------------------------
----------------------------------------------------------
----------
SWEDEN -- 3.2%
    3,733    Astra AB, Class B
Shares....................................................
 .. .                    65,904
      980    Electrolux AB, Class B
Shares..................................................
70,721
    2,700    Svenska Handelsbanken, Class A
Shares..........................................
86,422 ---------------------------------------------------
-----------------------------------------------------

223,047 --------------------------------------------------
------------------------------------------------------
SWITZERLAND -- 7.3%
       60    Elektrowatt AG, Class B
Shares.................................................
22,264
       70    Holderbank Financier Glarus
AG.................................................
66,212
       84    Nestle
SA........................................................
 .. ............      110,971
       82    Novartis
AG........................................................
 .. ..........             132,344
       25    SGS Societe Generale de Surveillance Holding
SA, Class B Shares................       53,502
       51    Societe Suisse pour la Microelectronique et
l'Horlogerie.......................       29,175
      250    Zuerich
Versicherungsgesellschaft.................................
 .. ...........       99,630 ------------------------------
----------------------------------------------------------
----------------

514,098 --------------------------------------------------
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
UNITED KINGDOM -- 17.1%
    9,900    B.A.T. Industries
PLC.......................................................
 .. .                  $   88,562
    7,300    British Aerospace
PLC.......................................................
 .. .                     162,377
   18,800    BTR
PLC.......................................................
 .. ...............    64,299
   13,498    Cadbury Schweppes
PLC.......................................................
 .. .                     120,299
    3,200    EMI Group
PLC.......................................................
 .. .........    57,385
    9,600    General Electric Co.
PLC.......................................................
57,359
   13,143    Grand Metropolitan
PLC.......................................................
 .. 127,197
   25,900    LucasVarity
PLC.......................................................
 .. .......    89,660
   13,200    Mirror Group
PLC.......................................................
 .. ......    41,302
   12,100    National Power
PLC.......................................................
 .. ....      105,121
    4,800    Prudential Corp.
PLC.......................................................
 .. ..       46,454
    7,600    Rank Group
PLC.......................................................
 .. ........    48,128
    9,300    Redland
PLC.......................................................
 .. ...........       52,703
   51,000    Sears
PLC.......................................................
 .. .............       56,869
    3,200    Unilever
PLC.......................................................
 .. ..........             91,685
----------------------------------------------------------
----------------------------------------------

1,209,400 ------------------------------------------------
--------------------------------------------------------
             TOTAL STOCKS(Cost -
$5,108,200)...............................................
5,864,872 ------------------------------------------------
--------------------------------------------------------

   FACE
  AMOUNT                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
REPURCHASE AGREEMENT -- 17.3%
$1,227,000    Citibank, 6.000% due 7/1/97; Proceeds at
maturity -- $1,227,205;
              (Fully collateralized by U.S. Treasury
Notes, 5.125% due 3/31/98;
              Market value -- $1,259,375)
              (Cost -
$1,227,000)...............................................
 .. ......... 1,227,000
----------------------------------------------------------
----------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost --
$6,335,200*)...............................   $7,091,872 -
----------------------------------------------------------
---------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
COMMON STOCKS -- 89.9% -----------------------------------
----------------------------------------------------------
----------BIOTECHNOLOGY -- 1.4%
     9,400    Biochem Pharmaceuticals,
Inc.+...............................................   $
209,150
     3,150    Guidant
Corp......................................................
 .. .........    267,750
----------------------------------------------------------
----------------------------------------------

476,900 --------------------------------------------------
------------------------------------------------------
BUSINESS MACHINES -- 0.7%
     4,100    Affiliated Computer Services
Inc.+...........................................
114,800
     3,650    Sun Microsystems,
Inc.+.....................................................
 . 135,848 ------------------------------------------------
--------------------------------------------------------

250,648 --------------------------------------------------
------------------------------------------------------
BUSINESS SERVICES -- 11.4%
     9,600    Accustaff
Inc.+.....................................................
 .. .......    227,400
    42,100    ADT
Ltd.+.....................................................
 .. .............     1,389,300
     2,500    Ceridian
Corp.+....................................................
 .. ........    105,625
     1,000    Corestaff
Inc.+.....................................................
 .. .......     27,000
    14,600    CUC International
Inc.+.....................................................
 . 376,863
    10,600    Danka Business Systems,
Inc..................................................
433,275
     6,000    DST Systems
Inc.+.....................................................
 .. .....       199,875
     4,900    Employee Solutions
Inc.+.....................................................
27,256
       300    IKON Office Solutions,
Inc...................................................
7,481
    16,650    Learning Tree International,
Inc.+...........................................
738,844
       300    The SABRE Group Holdings,
Inc.+..............................................
8,138
       300    Staff Leasing,
Inc.+.....................................................
 .. ..              5,625
    11,300    Technology Solutions
Co.+....................................................
446,350
     1,500    Transaction Systems Architects,
Inc.+........................................
51,750
----------------------------------------------------------
----------------------------------------------
4,044,782 ------------------------------------------------
--------------------------------------------------------
COMPUTER SOFTWARE - PC -- 3.3%
       125    Autodesk,
Inc.......................................................
 .. .......      4,789
     3,660    First Data
Corp......................................................
 .. ......       160,811
     7,850    Microsoft
Corp.+....................................................
 .. .......    992,044
----------------------------------------------------------
----------------------------------------------

1,157,644 ------------------------------------------------
--------------------------------------------------------
COMPUTER SOFTWARE - SYSTEMS -- 18.3%
       200    Adobe Systems,
Inc.......................................................
 .. ..                      7,013
    20,300    BMC Software,
Inc.+.....................................................
 .. ...                  1,124,113
    24,605    Cadence Design Systems,
Inc.+................................................
824,268
    30,135    Computer Associates International,
Inc.......................................     1,678,143
    19,250    Compuware
Corp.+....................................................
 .. .......    919,188
       100    Genesys Telecommunications Laboratories,
Inc.+...............................         2,775
       100    Great Plains Software,
Inc.+.................................................
2,700
       100    Infinity Financial Technology,
Inc.+.........................................
       1,631 100       Intelligroup,
Inc.+.....................................................
 .. ...                   963
     1,600    Lear
Corp.+....................................................
 .. ............        71,000
    34,200    Oracle Systems
Corp.+....................................................
 .. ..                  1,722,825
       100    RWD Technologies,
Inc.+.....................................................
 . 1,725
       300    SAP Aktiengesellschaft,
ADR..................................................
20,738
       200    Sybase,
Inc.+.....................................................
 .. .........      2,975

                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
COMPUTER SOFTWARE - SYSTEMS -- 18.3% (CONTINUED)
     2,300    Synopsys,
Inc.+.....................................................
 .. .......   $            84,525
     1,400    Xionics Document Technology,
Inc.+...........................................
20,650 ---------------------------------------------------
-----------------------------------------------------

6,485,232 ------------------------------------------------
--------------------------------------------------------
CONSUMER GOODS & SERVICES -- 5.4%
     8,400    Carson,
Inc.+.....................................................
 .. .........     90,300
     6,200    Coleman Co.,
Inc.+.....................................................
 .. ....                      106,950
       100    800-JR CIGAR,
Inc.+.....................................................
 .. ...                        2,075
     1,900    Jostens,
Inc.......................................................
 .. ........     50,825
     9,500    Service Corp.
International.............................................
 .. ...                      312,313
       400    Silgan Holdings,
Inc.+.....................................................
 .. 15,500
    19,200    Tyco International
Ltd.......................................................
1,335,600 ------------------------------------------------
--------------------------------------------------------

1,913,563 ------------------------------------------------
--------------------------------------------------------
ELECTRONICS -- 1.8%
     6,900    Altera
Corp.+....................................................
 .. ..........    348,450
     2,600    Kulicke & Soffa Industries,
Inc.+............................................
84,419
     1,500    Sony Corp.
ADR.......................................................
 .. ......       132,000
     1,700    Xilinx,
Inc.+.....................................................
 .. .........     83,406
----------------------------------------------------------
----------------------------------------------

648,275 --------------------------------------------------
------------------------------------------------------
ENERGY -- 0.3%
     3,000    Keystone International
Inc...................................................
104,063 --------------------------------------------------
-----------------------------------------------------
ENTERTAINMENT -- 3.6%
     2,600    American Radio Systems
Corp..................................................
103,675
     3,400    Clear Channel Communications,
Inc.+..........................................
209,100
     6,300    Cox Radio
Inc.+.....................................................
 .. .......    161,438
     2,600    Emmis Broadcasting
Corp.+....................................................
113,425
     2,000    Gemstar International Group
Ltd..............................................
36,750
     4,600    Harrah's Entertainment,
Inc.+................................................
83,950
     5,800    Heritage Media
Corp.+....................................................
 .. ..           109,475
     4,200    Jacor Communications,
Inc.+..................................................
160,650
     4,050    Lin Television
Corp.+....................................................
 .. ..           178,706
       100    Metro Networks,
Inc.+.....................................................
 .. .      2,425
     2,800    Univision Communications
Inc.+...............................................
109,550 --------------------------------------------------
------------------------------------------------------

1,269,144 ------------------------------------------------
--------------------------------------------------------
FINANCIAL INSTITUTIONS -- 1.8%
       700    AmeriTrade Holding
Corp.+....................................................
11,025
     6,587    Franklin Resources,
Inc......................................................
477,969
     4,700    Nationwide Financial Services,
Inc...........................................
       124,844 200     New Century Financial
Corp.+.................................................
2,900 ----------------------------------------------------
----------------------------------------------------

616,738 --------------------------------------------------
------------------------------------------------------
FOOD & BEVERAGE -- 1.3%
     8,600    Smith's Food & Drug Centers,
Inc.+...........................................
461,175 --------------------------------------------------
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
MACHINERY -- 0.5%
       100    JLK Direct Distribution
Inc.+................................................   $
2,563
     2,100    SI Handling Systems,
Inc.....................................................
38,850
     2,250    SPX
Corp.+....................................................
 .. .............       145,828 ---------------------------
----------------------------------------------------------
-------------------

187,241 --------------------------------------------------
------------------------------------------------------
MEDICAL & HEALTH SERVICES -- 11.8%
     1,500    AmeriSource Health
Corp.+....................................................
74,813
     2,200    Boston Scientific
Corp.+....................................................
 . 135,163
     1,900    Cardinal Health,
Inc.+.....................................................
 .. 108,775
     2,200    Columbia/HCA Healthcare
Corp.................................................
86,488
        82    Foundation Health Systems,
Inc.+.............................................
2,486
     3,300    Genesis Health Ventures,
Inc.+...............................................
111,375
     2,400    Health Management Associates,
Inc.+..........................................
68,400
    33,200    HEALTHSOUTH
Corp.+....................................................
 .. .....           827,925
       800    Healthsource,
Inc.+.....................................................
 .. ...            17,350
     2,900    IDX Systems
Corp.+....................................................
 .. .....           100,050
     1,800    Mariner Health Group,
Inc.+..................................................
27,788
     7,300    MedPartners,
Inc.+.....................................................
 .. ....           157,863
     4,300    Medtronic,
Inc.......................................................
 .. ......       348,300
     3,000    Mentor
Corp......................................................
 .. ..........     88,875
    15,100    Tenet Healthcare
Corp.+....................................................
 .. 446,394
    24,500    United Healthcare
Corp......................................................
 . 1,274,000
     7,400    Vencor,
Inc.+.....................................................
 .. .........    312,650
----------------------------------------------------------
----------------------------------------------

4,188,695 ------------------------------------------------
-------------------------------------------------------
MISCELLANEOUS -- 0.6%
     1,100    Gibson Greetings,
Inc.+.....................................................
 . 24,750
        50    Gucci Group
NV........................................................
 .. .....            3,219
     1,000    Newport News Shipbuilding
Inc................................................
19,438
       500    Santa Fe International
Corp.+................................................
17,000
       100    The Shaw Group,
Inc.+.....................................................
 .. .            1,625
     2,200    Stone Container
Corp.+....................................................
 ..
 .        31,488
       800    Tower Automotive,
Inc.+.....................................................
 . 34,400
     1,900    Wisconsin Central Transportation
Corp.+......................................        70,775
----------------------------------------------------------
----------------------------------------------

202,695 --------------------------------------------------
------------------------------------------------------
POLLUTION CONTROL -- 0.5%
     4,520    USA Waste Services,
Inc.+....................................................
174,585 --------------------------------------------------
------------------------------------------------------
RESTAURANTS & LODGING -- 5.6%
     5,400    Applebees International,
Inc.................................................
144,450
    28,512    HFS,
Inc.+.....................................................
 .. ............     1,653,696
     4,200    Hilton Hotels
Corp......................................................
 .. ...                    111,563
       300    Promus Hotel
Corp.+....................................................
 .. ....                     11,625
     2,200    Wyndham Hotel
Corp.+....................................................
 .. ...                     71,775
----------------------------------------------------------
----------------------------------------------

1,993,109 ------------------------------------------------
--------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
STORES -- 9.4%
     4,000    American Stores
Co........................................................
 ..
 .   $   197,500
     5,750    Consolidated Stores
Corp.+...................................................
199,810
    25,800    Corporate Express,
Inc.+.....................................................
372,488
     4,600    Costco Cos.,
Inc.+.....................................................
 .. ....            151,225
     6,600    CVS
Corp......................................................
 .. .............       338,250
     3,000    Dillard's
Inc.......................................................
 .. .......    103,875
     1,500    Hollywood Entertainment
Corp.+...............................................
34,313
     4,300    Home Depot,
Inc.......................................................
 .. .....       296,431
     7,800    Micro Warehouse,
Inc.+.....................................................
 .. 133,575
     3,700    Office Depot,
Inc.+.....................................................
 .. ...             71,919
    16,200    Rite Aid
Corp......................................................
 .. ........    807,975
    26,150    Staples,
Inc.+.....................................................
 .. ........    607,988
----------------------------------------------------------
----------------------------------------------

3,315,349 ------------------------------------------------
-------------------------------------------------------
TELECOMMUNICATIONS -- 10.2%
       300    Aspect Telecommunication
Corp.+..............................................
6,675
    19,700    Cisco Systems,
Inc.+.....................................................
 .. ..          1,322,360
     1,500    Intermedia Communications
Inc.+..............................................
48,560
     6,075    Lucent Technologies,
Inc.....................................................
437,780
       200    Qwest Communications International
Inc.+.....................................         5,450
     1,300    Tel-Save Holdings,
Inc.+.....................................................
19,820
     2,800    Telecommunicacoas Brasileiras S/A
ADR........................................       424,900
    42,200    Worldcom
Inc.+.....................................................
 .. ........     1,350,400 --------------------------------
----------------------------------------------------------
--------------

3,615,945 ------------------------------------------------
--------------------------------------------------------
UTILITIES - TELEPHONE -- 2.0%
    12,100    MCI Communications
Corp......................................................
463,204
     4,700    Sprint
Corp......................................................
 .. ..........    247,338
----------------------------------------------------------
----------------------------------------------

710,542 --------------------------------------------------
------------------------------------------------------
               TOTAL COMMON STOCKS (Cost --
$28,464,557)....................................
31,816,325 -----------------------------------------------
---------------------------------------------------------
FOREIGN STOCKS -- 4.2% -----------------------------------
----------------------------------------------------------
-----------
GERMANY -- 1.5%
     2,500    SAP AG,
Preferred.................................................
 .. .........    515,752
----------------------------------------------------------
----------------------------------------------
JAPAN -- 2.5%
     8,000    Canon Inc.
 ..........................................................
 .. ......       218,125
     1,000    Nidec Corp.
 ..........................................................
 .. .....        48,938
     1,000    Rohm Co.
 ..........................................................
 .. ........    103,120
     5,000    Secom Co.
 ..........................................................
 .. .......    367,474
     1,000    Sony Corp.
 ..........................................................
 .. ......              87,302
     2,000    Takeda Chemical
Industries................................................
 .. .            56,279
----------------------------------------------------------
----------------------------------------------

881,238 --------------------------------------------------
------------------------------------------------------
POLAND -- 0.1%
       400    Telecel-Comunicaaoes Pessoais,
SA............................................
33,221 ---------------------------------------------------
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
SWITZERLAND -- 0.1%
        15    Kuoni Reisen
AG........................................................
 .. ....   $    51,444 ------------------------------------
----------------------------------------------------------
----------
               TOTAL FOREIGN STOCKS (Cost --
$1,266,341)....................................
1,481,655 ------------------------------------------------
--------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -
$29,730,898)..................................
33,297,980 -----------------------------------------------
---------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
SHORT-TERM INVESTMENT -- 5.9%
$2,100,000    Federal Home Loan Discount Note, 5.500% due
7/1/97
              (Cost -
$2,100,000)...............................................
 .. ........     2,100,000 --------------------------------
----------------------------------------------------------
--------------
            TOTAL INVESTMENTS -- 100% (Cost --
$31,830,898*).............................   $35,397,980 -
----------------------------------------------------------
---------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT     RATING
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
CORPORATE BONDS AND NOTES -- 88.2% -----------------------
----------------------------------------------------------
------------------------
AUTOMOTIVE -- 1.6%
$100,000    B         Collins & Aikman Products Co., Sr.
Sub. Note, 11.500% due 4/15/06......     $113,250 --------
----------------------------------------------------------
---------------------------------------
BANKING -- 1.6%
  100,000    Ba3*      First Nationwide Escrow Corp., Sr.
Sub. Note, 10.625% due 10/1/03......      110,500 --------
----------------------------------------------------------
---------------------------------------
BROADCAST RADIO & TV -- 5.1%
  50,000    B-        Chancellor Broadcasting Co., Sr.
Sub.
Note, 9.375% due 10/1/04.........       52,000
  50,000    B         Heritage Media Corp., Sr. Sub. Note,
8.750% due 2/15/06................       52,000
  50,000    B         Outdoor Systems Inc., Sr. Sub. Note,
8.875% due 6/15/07................       48,750
  100,000    B         Sinclair Broadcast Group, Sr. Sub.
Note, 10.000% due 9/30/05...........      103,750
  100,000    B-        Sullivan Broadcast Holdings, Inc.,
                            Sr.
Sub. Note, 10.250% due

12/15/05..................................................
 .. .........             103,500
----------------------------------------------------------
-----------------------------------------------

360,000 --------------------------------------------------
------------------------------------------------------
BUILDING/CONSTRUCTION -- 0.7%
  50,000    B3*       American Builders & Contractors
Supply
Co., Inc., Sr. Sub. Note,
                        10.625% due
5/15/07@.................................................
51,500 ---------------------------------------------------
------------------------------------------------------
BUSINESS EQUIPMENT & SERVICES -- 1.8%
  65,000    B+        Knoll, Inc., Sr. Sub. Note, 10.875%
due 3/15/06........................       72,150
  50,000    B-        United Stationers Supply Co., Sr.
Sub.
Note, 12.750% due 5/1/05........       56,000 ------------
----------------------------------------------------------
-----------------------------------

128,150 --------------------------------------------------
-------------------------------------------------------
CABLE TELEVISION -- 10.0%
  50,000    NR        Australis Holdings Ltd., step bond
to
yield 15.000% due 11/1/02........       36,000
 100,000    B         Cablevision Systems Co., Sr. Sub.
Debenture, 9.875% due 2/15/13........      105,500
  100,000    B         Charter Communications Southeast,
L.P., Sr. Note, 11.250% due

3/15/06...................................................
 .. .........             108,250
150,000    B-        Diamond Cable Communications PLC, Sr.
Disc. Note, step bond to yield
                        11.109% due
2/15/07@.................................................
89,250
   100,000    CCC+      Echostar Satellite Broadcasting
                          Corp.,
Sr. Disc. Note, step bond to
                        yield   13.017% due
3/15/04..........................................
71,500
  100,000    B         International Cabletel, Inc., Sr.
Note, step bond to yield 11.941% due

2/1/06....................................................
 .. .........              69,250
100,000    BB+       Rogers Cablesystems Ltd., Sr. Secured
2nd Priority Note, 10.000% due

3/15/05...................................................
 .. .........             108,750
  150,000    BB        Telewest PLC, Sr. Disc. Debenture,
step bond to yield 11.396% due

10/1/07...................................................
 .. .........             108,750
----------------------------------------------------------
-----------------------------------------------

697,250 --------------------------------------------------
-------------------------------------------------------
CHEMICALS & PLASTICS -- 2.5%
 100,000    B-        Astor Corp., Sr. Sub. Note, 10.500%
due 10/15/06.......................      106,750
100,000    B+        Sterling Chemicals Holdings Inc., Sr.
Disc. Note, step bond to yield
                        12.485% due
8/15/08..................................................
66,250 ---------------------------------------------------
------------------------------------------------------

173,000 --------------------------------------------------
-------------------------------------------------------
CLOTHING & TEXTILES -- 3.0%
  50,000    B-        Collins & Aikman Floorcoverings,
Inc.,
Sr. Sub. Note, 10.000% due

1/15/07@..................................................
 .. .........              50,625
  50,000    B-        Glenoit Corp., Sr. Sub. Note,
11.000%
due 4/15/07......................       52,688
 100,000    B+        Westpoint Stevens, Inc., Sr. Sub.
Debenture, 9.375% due 12/15/05.......      105,125
----------------------------------------------------------
-----------------------------------------------

208,438 --------------------------------------------------
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT     RATING
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
CONSUMER PRODUCTS -- 4.9%
$100,000    BB-       American Safety Razor Co., Sr. Note,
9.875% due 8/1/05.................   $  104,750
  50,000    NR        ICON Fitness Corp., Sr. Disc. Note,
step bond to yield 14.000% due

11/15/06..................................................
 .. .........              27,187
  50,000    NR        Renaissance Cosmetics, Inc., Sr.
Note,
11.750% due 2/15/04.............       52,375
 100,000    B         Simmons Co., Sr. Sub. Note, 10.750%
due 4/15/06........................      105,625
  50,000    B         Syratech Corp., Sr. Note, 11.000%
due
4/15/07..........................       53,625
----------------------------------------------------------
-----------------------------------------------

343,562 --------------------------------------------------
-------------------------------------------------------
ECOLOGICAL SERVICES & EQUIPMENT -- 1.4%
  75,000    B+        Allied Waste Industries, Sr. Disc.
Note, step bond to yield 11.300% due

6/1/07@...................................................
 .. .........              46,500
  50,000    B+        Allied Waste North America, Inc.,
Sr.
Sub. Note, 10.250% due

12/1/06@..................................................
 .. .........              54,000
----------------------------------------------------------
-----------------------------------------------

100,500 --------------------------------------------------
-------------------------------------------------------
ELECTRONICS -- 1.5%
  50,000    B         Fairchild Semiconductor Corp., Sr.
Sub. Note, 10.125% due 3/15/07@.....       53,000
  50,000    B-        Viasystems Inc., Sr. Sub. Note,
9.750%
due 6/1/07@.....................       51,250 ------------
----------------------------------------------------------
-----------------------------------

104,250 --------------------------------------------------
-------------------------------------------------------
FINANCIAL -- 0.7%
  50,000    BB-       Olympic Financial, Ltd., Unit,
11.500%
due 3/15/07.....................       51,125 ------------
----------------------------------------------------------
-----------------------------------
FOOD & DRUG RETAILERS -- 1.6%
    100,000    B         Ralph's Grocery Co., Sr. Note,
                          10.450%
due 6/15/04.....................      109,250 ------------
----------------------------------------------------------
-----------------------------------
FOOD PRODUCTS -- 2.3%
  50,000    B-        International Home Foods Inc., Sr.
Sub. Note, 10.375% due 11/1/06......       51,875
 100,000    B-        Van de Kamp's, Inc., Sr. Sub. Note,
12.000% due 9/15/05................      111,375 ---------
----------------------------------------------------------
--------------------------------------

163,250 --------------------------------------------------
-------------------------------------------------------
FOREST PRODUCTS -- 2.2%
 100,000    B         Four M Corp., Sr. Secured Note,
12.000% due 6/1/06.....................      104,000
  50,000    NR        Uniforet Inc., Sr. Note, 11.125% due
10/15/06..........................       46,750 ----------
----------------------------------------------------------
-------------------------------------

150,750 --------------------------------------------------
-------------------------------------------------------
HEALTHCARE -- 3.2%
  100,000    B         Dade International, Inc., Sr. Sub.
Note, 11.125% due 5/1/06............      111,500
   100,000    B+        Tenet Healthcare Corp., Sr. Sub.
                           Note,
10.125% due 3/1/05..............      109,500 ------------
----------------------------------------------------------
-----------------------------------

221,000 --------------------------------------------------
-------------------------------------------------------
HOTELS, MOTELS, INNS & CASINOS -- 1.6%
  100,000    B-        Courtyard By Marriott II L.P., Sr.
Note, 10.750% due 2/1/08............      109,000 --------
----------------------------------------------------------
---------------------------------------
INDUSTRIAL -- 3.0%
  50,000    B2*       Amphenol Corp., Sr. Sub. Note,
9.875%
due 5/15/07......................       52,000
  50,000    B         Continental Global Group, Sr. Note,
11.000% due 4/1/07@................       52,562
  50,000    NR        International Knife & Saw, Inc., Sr.
Sub. Note, 11.375% due 11/15/06...       53,750
  50,000    B2*       MMI Products, Inc., Sr. Sub. Note,
11.250% due 4/15/07@................       53,375
----------------------------------------------------------
-----------------------------------------------

211,687 --------------------------------------------------
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT     RATING
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
LEISURE & ENTERTAINMENT -- 5.4%
$100,000    B2*       AMF Group, Inc., Sr. Disc. Note,
step
bond to yield 11.960% due

3/15/06...................................................
 .. .........          $   72,000
   100,000    B         Cobblestone Golf Group Inc., Sr.
                           Note,
11.500% due 6/1/03..............      105,750
100,000    B         Six Flags Theme Parks, Sr. Sub. Disc.
Note, step bond to yield 12.250%
                        due
6/15/05...................................................
 .. .....      102,000
 100,000    BB-       Viacom Inc., Sub. Debenture, 8.000%
due 7/7/06.........................       97,750
----------------------------------------------------------
-----------------------------------------------

377,500 --------------------------------------------------
-------------------------------------------------------
MACHINERY & EQUIPMENT -- 2.3%
  50,000    B-        Alvey Systems Inc., Sr. Sub. Note,
11.375% due 1/31/03.................       51,750
100,000    B3*       Tokheim Corp., Sr. Sub. Note, 11.500%
due 8/1/06.......................      107,374
----------------------------------------------------------
-----------------------------------------------

159,124 --------------------------------------------------
----------
---------------------------------------------MANUFACTURING
-- 0.7%
  50,000    B-        Roller Bearing Co. of America, Inc.,
Sr. Sub. Note, 9.625% due

6/15/07@..................................................
 .. .........              50,750
----------------------------------------------------------
-----------------------------------------------
OIL & GAS -- 5.2%
  50,000    B         Abraxas Petroleum, Sr. Note, 11.500%
due 11/1/04.......................       54,875
                      Forcenergy Gas Exploration, Inc.,
Sr. Sub. Notes:
  50,000    B         9.500% due
11/1/06...................................................
 .. 51,750
  50,000    NR        8.500% due
2/15/07...................................................
 .. 49,000
  50,000    BB-       Pride Petroleum Services, Inc., Sr.
Note, 9.375% due 5/1/07............       52,000
  50,000    B         United Meridan Corp., Sr. Sub. Note,
10.375% due 10/15/05..............       54,250
  50,000    B2*       United Refining Co., Sr. Note,
10.750%
due 6/15/07@....................       49,875
  50,000    NR        XCL, Ltd., Unit, 13.500% due
5/1/04@...................................       50,250 --
----------------------------------------------------------
---------------------------------------------

362,000 --------------------------------------------------
-------------------------------------------------------
PRINTING & PUBLISHING -- 4.1%
  150,000    B         Affiliated Newspaper Investments,
Inc., Sr. Disc. Note, step bond to
                    yield   12.262% due
7/1/06.............................................
127,500
  50,000    BB-       Hollinger International Publishing,
Inc., Sr. Sub. Note, 9.250% due
3/15/07...................................................
 .. .........    51,125
  50,000    B-        Peterson Publishing Co., L.L.C., Sr.
Sub. Note, 11.125% due 11/15/06...       55,750
  50,000    B-        Von Hoffmann Press, Inc., Sr. Sub.
Note, 10.375% due 5/15/07@..........       52,000 --------
----------------------------------------------------------
---------------------------------------

286,375 --------------------------------------------------
-------------------------------------------------------
SERVICES -- 0.7%
  50,000    NR        Intertek Finance PLC, Sr. Sub. Note,
10.250% due 11/1/06...............       51,875 ----------
----------------------------------------------------------
-------------------------------------
STEEL -- 1.6%
 100,000    B         GS Technologies Operating Co., Inc.,
Sr. Note, 12.250% due 10/1/05.....      110,375
----------------------------------------------------------
-----------------------------------------------
SURFACE TRANSPORTATION -- 5.3%
 100,000    BB        Gearbulk Holding Ltd, Sr. Note,
11.250% due 12/1/04....................      111,000
  50,000    B1*       Statia Terminals International
  N.V.,
1st Mortgage Note, 11.750% due

11/15/03..................................................
 .. .........              53,000
 100,000    BB-       Stena AB, Sr. Note, 10.500% due
12/15/05...............................      109,500
 100,000    B         Trism, Inc., Sr. Sub. Note, 10.750%
due 12/15/00.......................       95,000
----------------------------------------------------------
-----------------------------------------------

368,500 --------------------------------------------------
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT     RATING
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- 11.2%
$100,000    NR        Brooks Fiber Properties, Inc. Sr.
Disc. Note, step bond to yield
                        11.524% due
3/1/06...................................................
$   68,250
100,000    B         Intermedia Communications of Florida,
Inc., Sr. Disc. Note, step bond
                      to yield   10.755% due
5/15/06.........................................
70,000
  50,000    B         McLeod Inc., Sr. Disc. Note, step
bond
to yield 10.500% due 3/1/07@....       31,875
   100,000    NR        Millicom International Cellular,
                           S.A.,
Sr. Sub. Disc. Note, step bond
                      to yield   13.270% due
6/1/06..........................................
36,875
   100,000    B3*       Nextel Communications, Inc., Sr.
                           Disc.
Note, step bond to yield
                        13.986% due
8/15/04..................................................
77,250
 100,000    B         Paging Network, Inc., Sr. Sub. Note,
10.000% due 10/15/08..............       96,500
  50,000    B2*       PhoneTel Technologies, Inc. Sr.
Note,
12.000% due 12/15/06.............       51,500
  50,000    B+        Qwest Communications International,
Inc., Sr. Note, 10.875% due

4/1/07@...................................................
 .. ...........       54,625
 100,000    CCC+      Sygnet Wireless, Inc. Sr. Note,
11.500% due 10/1/06....................      100,375
 100,000    B         Teleport Communications Group, Inc.
Sr. Disc. Note, step bond to yield
                        10.828% due
7/1/07...................................................
72,375
  50,000    Ba3*      Telesystems International Wireless
Inc., Sr. Disc. Note, step bond to
                    yield   13.250% due
6/30/07@...........................................
27,000
 100,000    B+        Vanguard Cellular Systems Inc.,
Debenture, 9.375% due 4/15/06..........      100,875
----------------------------------------------------------
-----------------------------------------------

787,500 --------------------------------------------------
-------------------------------------------------------
TOBACCO -- 0.7%
  50,000    BB+       Dimon Inc., Sr. Note, 8.875% due
6/1/06................................       52,250 ------
----------------------------------------------------------
-----------------------------------------
UTILITIES -- 2.3%
   100,000    BB        California Energy Co., Inc., Sr.
                           Note,
10.250% due 1/15/04.............      108,500
  50,000    BB-       El Paso Electric Co., 1st Mortgage
Note, 9.400% due 5/1/11.............       53,688 --------
----------------------------------------------------------
---------------------------------------

162,188 --------------------------------------------------
-------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
(Cost -- $5,898,030)...................    6,174,899 -----
----------------------------------------------------------
------------------------------------------
 SHARES
SECURITY                                     VALUE
----------------------------------------------------------
----------------------------------------------NON-
CONVERTIBLE PREFERRED STOCK -- 1.6%
   1,058              K-III Communications Corp., Series
B,
Payment-in-kind
                      (Cost -
$107,088).................................................
 .. ..                    114,369
----------------------------------------------------------
-----------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 3.9%
   1,052              American Radio Systems Corp., Sub.
Debenture, $11.375..................      112,570
     500              Capstar Broadcasting Partners,
Senior
Preferred, $12.000@..............       50,250
     500              Chancellor Radio Broadcasting Co.,
Exchangeable Preferred, 12.000%@....       56,875
      53              Pegasus Communications Corp., Unit,
Series A, 12.750%..................       51,326
----------------------------------------------------------
-----------------------------------------------
                      TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost -- $258,984)..................      271,021
----------------------------------------------------------
-----------------------------------------------
WARRANTS -- 0.1%
      50              Australis Holdings Pty. Ltd. Expires
10/30/01..........................            2
     100              Sterling Chemicals Holdings, Inc.,
Expires 8/15/08.....................        3,500
----------------------------------------------------------
-----------------------------------------------
                      TOTAL WARRANTS (Cost -
$0)............................................
3,502 ----------------------------------------------------
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT
SECURITY                                    VALUE
----------------------------------------------------------
------------------------------------------------
REPURCHASE AGREEMENT -- 6.2%
$  434,000              Citibank, 6.000% due 7/1/97;
Proceeds at maturity -- $434,072; (Fully
                        collateralized by U.S. Treasury
Notes, 4.750% due 8/31/98; Market
                        value $446,669) (Cost -
$434,000)....................................   $  434,000
----------------------------------------------------------
------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -
$6,698,102**)......................   $6,997,791 ---------
----------------------------------------------------------
---------------------------------------

@ Security is exempt from registration under Rule 144A of the Securities Act of
  1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. ** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 34 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                           FEDERATED STOCK PORTFOLIO

  SHARES                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
COMMON STOCKS -- 91.6% -----------------------------------
----------------------------------------------------------
-----------
AIRLINES -- 1.0%
     2,200    KLM Royal Dutch
Airlines..................................................
 .. ..         $   67,925
----------------------------------------------------------
----------------------------------------------
APPAREL -- 2.4%
     3,100    Russell Corp.
 ..........................................................
 .. ....       91,838
       800    V.F. Corp.
 ..........................................................
 .. .......    68,100
----------------------------------------------------------
----------------------------------------------

159,938 --------------------------------------------------
------------------------------------------------------
AUTOMOTIVE -- 1.5%
       800    General Motors
Corp......................................................
 .. ...           44,550
     1,200    PACCAR Inc.
 ..........................................................
 .. ......       55,725 -----------------------------------
----------------------------------------------------------
-----------

100,275 --------------------------------------------------
------------------------------------------------------
BANKING -- 1.0%
     1,200    National City Corp.
 ..........................................................
63,000 ---------------------------------------------------
-----------------------------------------------------
BEVERAGES -- 2.3%
     4.100    PepsiCo Inc.
 ..........................................................
 .. .....      154,006 ------------------------------------
----------------------------------------------------------
----------
BUILDING MATERIALS -- 1.1%
     2,139    Martin Marietta
Materials.................................................
 .. ..           69,250
----------------------------------------------------------
----------------------------------------------
CABLE TELEVISION -- 2.0%
     8,600    Tele-communications,
Inc.+....................................................
127,925 --------------------------------------------------
------------------------------------------------------
CHEMICALS -- 2.9%
     1,100    BetzDearborn Inc.
 ..........................................................
 .. 72,600
       700    Dow Chemical Corp.
 ..........................................................
 . 60,988
     1,800    Morton International Inc.
 ....................................................
54,338 ---------------------------------------------------
-----------------------------------------------------

187,926 --------------------------------------------------
-----------------------------------------------------
COMMUNICATIONS -- 2.5%
     1,100    GTE Corp.
 ..........................................................
 .. ........    48,262
     3,100    MCI
Communications............................................
 .. ..............      118,672 ---------------------------
----------------------------------------------------------
-------------------

166,934 --------------------------------------------------
------------------------------------------------------
CONSUMER PRODUCTS -- 1.1%
     1,400    Kimberly-
Clark.....................................................
 .. .........    69,650
----------------------------------------------------------
----------------------------------------------
DIVERSIFIED HEALTHCARE -- 1.1%
     4,400    Beverly
Enterprises+..............................................
 .. ..........    71,500
----------------------------------------------------------
----------------------------------------------
DIVERSIFIED OPERATIONS -- 1.7%
     4,400    ITT Industries Inc.
 ..........................................................
113,300 --------------------------------------------------
------------------------------------------------------
DRUGS -- 4.1%
       800    American Home
Products..................................................
 ..
 ....       61,200
     1,700    Bristol Myers
Squibb....................................................
 .. ....      137,700
       700    Merck & Co. Inc.
 ..........................................................
 .. .           72,450
----------------------------------------------------------
----------------------------------------------

271,350 --------------------------------------------------
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                           FEDERATED STOCK PORTFOLIO

  SHARES                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
ENERGY -- 1.8%
       800    Atlantic
Richfield.................................................
 .. .........   $   56,400
     2,500    Occidental Petroleum Corp.
 ...................................................
62,656 ---------------------------------------------------
-----------------------------------------------------

119,056 --------------------------------------------------
------------------------------------------------------
FINANCIAL SERVICES -- 3.9%
     2,025    Bear, Stearns & Co., Inc.
 ....................................................
69,230
     1,300    Fannie
Mae.......................................................
 .. ...........    56,712
     2,100    H&R Block Inc.
 ..........................................................
 .. ...           67,725
     1,500    Morgan Stanley Dean Witter Discover &
Co......................................       64,594 ----
----------------------------------------------------------
------------------------------------------

258,261 --------------------------------------------------
----------
--------------------------------------------FOOD
PROCESSING -- 0.8%
       600    CPC
International.............................................
 .. ..............       55,387 ---------------------------
----------------------------------------------------------
-------------------
HOSPITAL SUPPLIES & SERVICES -- 2.5%
     1,400    Abbott
Laboratories..............................................
 .. ...........     93,450
     1,400    United
Healthcare................................................
 .. ...........     72,800
----------------------------------------------------------
----------------------------------------------

166,250 --------------------------------------------------
------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.0%
     4,400    Rubbermaid Inc.
 ..........................................................
 .. ..          130,900
----------------------------------------------------------
----------------------------------------------
INDUSTRIAL CONTROLS -- 1.7%
       500    Unilever N.V., New York
Shares................................................
109,000 --------------------------------------------------
------------------------------------------------------
INSURANCE -- 7.7%
     1,700    Alimerica Financial Corp.
 ....................................................
67,787
     1,400    Allstate Corp.
 ..........................................................
 .. ...          102,200
       900    Cigna Corp.
 ..........................................................
 .. ......      159,750
     2,000    Marsh & McLennan Inc.
 ........................................................
142,750
     1,100    Providian Financial
Corp.+....................................................
35,338 ---------------------------------------------------
-----------------------------------------------------

507,825 --------------------------------------------------
------------------------------------------------------
MACHINERY - GENERAL INDUSTRY -- 2.3%
     2,400    Ingersoll-
Rand......................................................
 .. ........   148,200
----------------------------------------------------------
----------------------------------------------
MEDICAL -- 2.9%
     2,800    Biomet Inc.
 ..........................................................
 .. ......       52,150
     1,800    Columbia/HCA Healthcare Corp.
 ................................................
70,763
     3,200    Healthsource, Inc.
 ..........................................................
 . 69,400 -------------------------------------------------
-------------------------------------------------------

192,313 --------------------------------------------------
------------------------------------------------------
MULTIMEDIA -- 0.8%
     1,800    Viacom,
Inc.+.....................................................
 .. ..........    53,438
----------------------------------------------------------
----------------------------------------------
OIL & GAS -- 10.2%
     1,300    Chevron Corp.
 ..........................................................
 .. ....       96,119
     1,100    Coastal Corp.
 ..........................................................
 .. ....       58,506
     1,600    Exxon Corp.
 ..........................................................
 .. ......       98,400
     1,200    Royal Dutch Petroleum Co.
ADR.................................................
65,250
     3,300    Sun Corp.
 ..........................................................
 .. ........   102,300
       900
Texaco....................................................
 .. ..................    97,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                           FEDERATED STOCK PORTFOLIO

  SHARES                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
OIL & GAS -- 10.2% (CONTINUED)
     3,200    USX Marathon Group Inc.
 ......................................................   $
92,400
       800    Western Atlas
Inc.+.....................................................
 .. ....       58,600 -------------------------------------
-----------------------
---------------------------------------------
669,450 --------------------------------------------------
-----------------------------------------------------
PHARMACEUTICAL -- 1.0%
       700    SmithKline Beecham Inc.
 ......................................................
64,138 ---------------------------------------------------
-----------------------------------------------------
PUBLISHING -- 1.3%
     3,000    Readers
Digest....................................................
 .. ..........    86,063
----------------------------------------------------------
----------------------------------------------
REAL ESTATE -- 0.4%
     1,000    Boston
Properties+...............................................
 .. ...........     27,500
----------------------------------------------------------
----------------------------------------------
RETAIL -- 7.8%
     2,700    Dayton-Hudson Corp.
 ..........................................................
143,606
     1,500    Fred Meyer,
Inc.+.....................................................
 .. ......       77,531
     7,800    K-Mart
Corp.+....................................................
 .. ...........     95,550
     1,200    Tambrands, Inc.
 ..........................................................
 .. ..           59,850
     4,100    Walmart Corp.
 ..........................................................
 .. ....      138,631 -------------------------------------
----------------------------------------------------------
---------

515,168 --------------------------------------------------
------------------------------------------------------
STEEL & IRON -- 1.1%
     4,900    LTV Corp.
 ..........................................................
 .. ........    69,825
----------------------------------------------------------
----------------------------------------------
TECHNOLOGY -- 9.8%
     1,800    AMP,
Inc.......................................................
 .. .............       75,150
     1,900    Cabletron
Systems+..................................................
 .. ........    53,794
     2,000    C.R. Bard Inc.
 ..........................................................
 .. ...           72,625
     1,100    General Motors, Class H
Shares................................................
63,525
       800    International Business
Machines...............................................
72,150
     2,500    Lexmark Holding Inc., Class A
Shares+.........................................
75,937
     1,000    Lucent Technologies Inc.
 .....................................................
72,062
       900
Raytheon..................................................
 .. ..................    45,900
     2,500    Storage Technologies,
Inc.+...................................................
111,250 --------------------------------------------------
------------------------------------------------------

642,393 --------------------------------------------------
------------------------------------------------------
TOBACCO -- 2.3%
       500    Loews Corp.
 ..........................................................
 .. ......       50,062
     1,200    Philip Morris Co.
 ..........................................................
 .. 53,250
     1,500    RJR Nabisco
Holdings..................................................
 .. ......       49,500 -----------------------------------
----------------------------------------------------------
-----------

152,812 --------------------------------------------------
-----------------------------------------------------
TRANSPORTATION -- 1.1%
     2,300    CNF Transportation Inc.
 ......................................................
74,175 ---------------------------------------------------
-----------------------------------------------------
UTILITIES -- 4.0%
     1,600    CMS Energy Corp.
 ..........................................................
 .. .    56,400
     1,000    Columbia Gas Systems Inc.
 ....................................................
65,250
     2,900    Houston
Industries................................................
 .. ..........    62,169
     3,300    Pacific Gas & Electric Co.
 ...................................................
80,025 ---------------------------------------------------
-----------------------------------------------------

263,844 --------------------------------------------------
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                           FEDERATED STOCK PORTFOLIO

  SHARES                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
WASTE MANAGEMENT -- 1.5%
     2,900    Browning-Ferris
Industries................................................
 .. ..                  $   96,425
----------------------------------------------------------
----------------------------------------------
               TOTAL COMMON STOCKS (Cost --
$5,093,673)......................................
6,025,402 ------------------------------------------------
--------------------------------------------------------

   FACE
  AMOUNT                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
REPURCHASE AGREEMENT -- 8.4%
$  552,000    Citibank, 5.853% due 7/1/97; Proceeds at
maturity -- $552,090;
              (Fully collateralized by U.S. Treasury
Notes, 5.125% due 3/31/98;
              Market value $564,900) (Cost -
$552,000).....................................
552,000 --------------------------------------------------
------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost --
$5,645,673*)...............................   $6,577,402 -
----------------------------------------------------------
---------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                        MID CAP DISCIPLINED EQUITY FUND

SHARES                                        SECURITY
VALUE
----------------------------------------------------------
                             -
--------------------------------------------
COMMON STOCKS -- 86.0% -----------------------------------
----------------------------------------------------------
----------
AUTOMOTIVE & TRANSPORTATION -- 2.2%
  540     Alexander & Baldwin Inc.
 ........................................................
$ 14,109
  310     Continental Airlines Inc., Class B
Shares+.......................................
  10,832 200            GATX Corp.
 ..........................................................
 .. ..........       11,551
  260     Illinois Central Corp.
 ..........................................................
9,085
  150     Kansas City Southern Industries, Inc.
 ...........................................        9,675
  240     Lear
Corp.+....................................................
 .. ................       10,650
  270     OEA Inc.
 ..........................................................
 .. ............       10,665 -----------------------------
----------------------------------------------------------
----------------

76,567 ---------------------------------------------------
----------------------------------------------------
CONSTRUCTION SERVICES -- 0.2%
  480     Clayton Homes Inc.
 ..........................................................
 .. ..     6,841
----------------------------------------------------------
---------------------------------------------
CONSUMER DISCRETIONARY -- 17.0%
  430     Accustaff
Inc.+.....................................................
 .. ...........       10,186
  200     AH Belo Corp., Class A
Shares....................................................
8,325
  380     Alberto Culver Co., Class A
Shares...............................................
8,859
  610     Bed Bath & Beyond
Inc.+.....................................................
 .. ...    18,529
  900     Best Buy Co.,
Inc.+.....................................................
 .. .......                  13,387
  360     Borders Group
Inc.+.....................................................
 ..
 .......        8,685
  200     Cintas Corp.
 ..........................................................
 .. ........       13,750
  420     Circus Circus Enterprise
Inc.+...................................................
10,343
  690     Claires Stores Inc.
 ..........................................................
 .. .            12,075
  337     Consolidated Stores
Corp.+....................................................
 .. .            11,711
  200     Cracker Barrel Old Country Store Inc.
 ...........................................        5,300
  256     CVS Corp.
 ..........................................................
 .. ...........       13,120
  800     Dial Corp.
 ..........................................................
 .. ..........       12,500
  390     Dollar General Corp.
 ..........................................................
 .. 14,625
  180     Evergreen Media Corp., Class A
Shares+...........................................
8,032
  600     Family Dollar Stores Inc.
 .......................................................
16,350
  300     Fred Meyer
Inc.+.....................................................
 .. ..........       15,506
  240     Gartner Group Inc., Class A
Shares+..............................................
8,625
  360     General Nutrition Co.,
Inc.+.....................................................
10,080
  320     Harley Davidson Inc.
 ..........................................................
 .. 15,340
  400     Herman Miller Inc.
 ..........................................................
 .. ..       14,400
  203     HFS
Inc.+.....................................................
 .. .................       11,774
  300     Hillenbrand Industries, Inc.
 ....................................................
14,250
  540     International Game
Technology................................................
 .. ..     9,585
  370     Jones Apparel Group
Inc.+.....................................................
 .. .            17,668
  310     Kohl's
Corp.+....................................................
 .. ..............       16,410
  450     Lands' End
Inc.+.....................................................
 .. ..........       13,331
  390     Leggett & Platt Inc.
 ..........................................................
 .. 16,770
  350     Manpower Inc.
 ..........................................................
 .. .......                 15,575
  730     Mirage Resorts
Inc.+*....................................................
 .. ......    18,432
  200     New York Times Co., Class A
Shares...............................................
9,900
  680     Office Depot
Inc.+.....................................................
 .. ........       13,217
  340     Omnicom
Group.....................................................
 .. .............       20,952
  450     Paychex Inc.
 ..........................................................
 .. ........       17,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                        MID CAP DISCIPLINED EQUITY FUND

SHARES                                        SECURITY
VALUE ----------------------------------------------------
---------------------------------------------------
CONSUMER DISCRETIONARY -- 17.0% (CONTINUED)
  300     Payless Shoesource
Inc.+.....................................................
 .. ..   $   16,406
  200     Promus Hotel
Corp.+....................................................
 .. ........        7,750
  300     Reynolds & Reynolds Co., Class A
Shares..........................................
4,725
1,090     Staples
Inc.+.....................................................
 .. .............       25,342
  400     Tele-Comm Liberty Media, Class A
Shares+.........................................
9,500
  170     Tiffany & Co.
 ..........................................................
 .. .......                  7,853
  400     TJX Cos., Inc.
 ..........................................................
 .. ......    10,550
  240     Tribune Co.
 ..........................................................
 .. .........       11,535
  350     US Industries
Inc.+.....................................................
 .. .......         12,469
  560     Unifi Inc.
 ..........................................................
 .. ..........       20,930
  350     Viking Office Products
Inc.+.....................................................
6,650
   40     Washington Post Co., Class B
Shares*.............................................
15,920 ---------------------------------------------------
----------------------------------------------------

594,322 --------------------------------------------------
-----------------------------------------------------
CONSUMER STAPLES -- 4.2%
1,390     Coca-Cola
Enterprises*..............................................
 .. ...........       31,970
  300     Costco Cos.,
Inc.+.....................................................
 .. ........        9,863
  440     Dean Foods Co.
 ..........................................................
 .. ......    17,765
  480     Dole Foods Co.
Inc.*.....................................................
 .. ......    20,520
  200     Interstate Bakeries Corp.
 .......................................................
11,863
  340     McCormick & Co.
 ..........................................................
 .. .....     8,585
  130     Pioneer Hibred International, Inc.
 ..............................................
  10,400 900     Tyson Foods Inc., Class A
Shares*................................................
17,212
  430     Universal Corp.
 ..........................................................
 .. .....    13,625
  200     Whitman Corp.
 ..........................................................
 .. .......          5,063
----------------------------------------------------------
---------------------------------------------

146,866 --------------------------------------------------
-----------------------------------------------------
ENERGY -- 4.4%
  250     Anadarko Petroleum Corp.
 ........................................................
15,000
  370     Apache Corp.
 ..........................................................
 .. ........       12,025
  340     BJ Services
Co.+......................................................
 .. .........       18,232
  300     Ensco International
Inc.+.....................................................
 ..
 .       15,825
  990     Global Marine
Inc.+.....................................................
 .. .......                 23,017
  160     Louisiana Land & Exploration Co.
 ................................................
9,140
  440     Noble Affiliates Inc.
 ..........................................................
 . 17,022
  420     Noble Drilling
Corp.+....................................................
 .. ......     9,476
  260     Tidewater Inc.
 ..........................................................
 .. ......    11,440
  210     Transocean Offshore Inc.
 ........................................................
15,251
  220     Weatherford Enterra
Inc.+.....................................................
 .. .             8,470
----------------------------------------------------------
---------------------------------------------

154,898 --------------------------------------------------
-----------------------------------------------------
FINANCIALS -- 14.8%
  300     Aflac Inc.
 ..........................................................
 .. ..........       14,175
  275     AMBAC Inc.
 ..........................................................
 .. ..........       21,003
  160     American Bankers Insurance
Group+................................................
10,120
  200     Amsouth
Bancorporation............................................
 .. .............        7,563
  270     Bear, Stearns & Co. Inc.
 ........................................................
9,232
  530     Capital One Financial Corp.
 .....................................................
20,007

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                        MID CAP DISCIPLINED EQUITY FUND

SHARES                                        SECURITY
VALUE
----------------------------------------------------------
---------------------------------------------
FINANCIALS -- 14.8% (CONTINUED)
  570     City National Corp.
 ..........................................................
 .. .        $   13,716
  310     Conseco Inc.
 ..........................................................
 .. ........       11,470
  250     Crestar Financial Corp.
 .........................................................
9,718
   30     First Empire State Corp.
 ........................................................
10,110
  195     First of America Bank Corp.
 .....................................................
8,921
  510     First Tennessee National Corp.
 ..................................................
24,480
  330     Firstar Corp.
 ..........................................................
 .. .......         10,065
  540     Franklin Resources Inc.
 .........................................................
39,184
  550     Hibernia Corp., Class A
Shares...................................................
7,665
  250     Lehman Brothers Holdings Inc.
 ...................................................
10,125
  380     Marshall & Ilsley
Corp.*....................................................
 .. ...    15,438
  170     Mercantile Bancorp., Inc.
 .......................................................
10,327
  460     Mercantile Bankshares Corp.
 .....................................................
18,400
  660     Northern Trust Corp.
 ..........................................................
 .. 31,928
  390     PaineWebber Group, Inc.
 .........................................................
13,650
  150     PMI Group Inc.
 ..........................................................
 .. ......     9,356
  410     Progressive Corp.
 ..........................................................
 .. ...    35,670
  100     Provident Co., Inc.
 ..........................................................
 .. .             5,350
  520     Regions Financial Corp.
 .........................................................
16,445
  640     South Trust Corp.
 ..........................................................
 .. ...    26,480
  680     State Street Corp.
 ..........................................................
 .. ..       31,450
  190     Summit
Bancorp...................................................
 .. ..............        9,524
  690     SunAmerica Inc.
 ..........................................................
 .. .....    33,638
  210     TransAtlantic Holdings Inc.
 .....................................................
20,843
  210     Union Planters Corp.
 ..........................................................
 .. 10,894 ------------------------------------------------
-------------------------------------------------------

516,947 --------------------------------------------------
-----------------------------------------------------
HEALTHCARE -- 6.7%
  500     Acuson
Corp.+....................................................
 .. ..............       11,500
  200     Apria Healthcare Group,
Inc.+....................................................
3,550
  250     Bergen Brunswig Corp., Class A
Shares............................................
6,969
  310     Biogen
Inc.+.....................................................
 .. ..............       10,501
  520     Centocor
Inc.+.....................................................
 .. ............       16,153
  260     Chiron
Corp.+....................................................
 .. ..............        5,428
  486     Foundation Health Systems Inc., Class A
Shares+..................................       14,732
  310     Genzyme
Corp.+....................................................
 .. .............        8,603
  200     HBO & Co.
 ..........................................................
 .. ...........       13,775
  100     McKesson Corp.
 ..........................................................
 .. ......     7,750
  510     Mylan
Laboratories..............................................
 .. ...............        7,522
  480     Oxford Health Plans
Inc.+.....................................................
 .. .            34,440
  230     Pacificare Health Systems Inc., Class B
Shares+..................................       14,691
  390     Phycor
Inc.+.....................................................
 .. ..............       13,431
  410     Stryker Corp.
 ..........................................................
 .. .......         14,299
  340     Tenet Healthcare
Corp.+....................................................
 ..
 ....       10,051
  275     US Surgical
Corp......................................................
 .. .........       10,244

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                        MID CAP DISCIPLINED EQUITY FUND

SHARES                                        SECURITY
VALUE ----------------------------------------------------
---------------------------------------------------
HEALTHCARE -- 6.7% (CONTINUED)
  280     Vencor
Inc.+.....................................................
 .. ..............   $   11,830
  490     Watson Pharmaceuticals
Inc.+.....................................................
20,703 ---------------------------------------------------
----------------------------------------------------

236,172 --------------------------------------------------
-----------------------------------------------------
INTERGRATED OILS -- 1.5%
  200     Amerada Hess Corp.
 ..........................................................
 .. ..       11,113
  190     Murphy Oil Corp.
 ..........................................................
 .. ....     9,264
  560     Tosco Corp.
 ..........................................................
 .. .........       16,765
  400     Valero Energy Corp.
 ..........................................................
 .. .            14,500
----------------------------------------------------------
---------------------------------------------

51,642 ---------------------------------------------------
----------------------------------------------------
MATERIALS & PROCESSING -- 5.8%
  230     Alumax
Inc.+.....................................................
 .. ..............        8,726
  100     Avery Dennison Corp.
 ..........................................................
 .. 4,014
  220     Bemis Co.
 ..........................................................
 .. ...........        9,516
  220     BetzDearborn Inc.
 ..........................................................
 .. ...    14,520
  250     Bosie Cascade Corp.
 ..........................................................
 .. .             8,829
  300     Bowater Inc.
 ..........................................................
 .. ........       13,875
  670     Crompton & Knowles Corp.
 ........................................................
14,907
  420     Cytec Industries
Inc.+.....................................................
 .. ....    15,697
  200     Ecolab Inc.
 ..........................................................
 .. .........        9,550
  400     IMC Global Inc.
 ..........................................................
 .. .....    14,000
  690     International Specialty Products
Inc.+...........................................
9,703
  270     James River Corp.
 ..........................................................
 .. ...     9,990
  680     LTV Corp.
 ..........................................................
 .. ...........        9,690
  150     Lubrizol Corp.
 ..........................................................
 .. ......     6,292
  150     Mead Corp.
 ..........................................................
 .. ..........        9,338
  210     Olin Corp.
 ..........................................................
 .. ..........        8,204
  150     Praxair Inc.
 ..........................................................
 .. ........        8,400
  390     Sealed Air
Corp.+....................................................
 .. ..........       18,525
  270     USX-US Steel Group, Inc.
 ........................................................
9,468 ----------------------------------------------------
---------------------------------------------------

203,244 --------------------------------------------------
-----------------------------------------------------
PRODUCER DURABLES -- 6.0%
  500     AGCO Corp.
 ..........................................................
 .. ..........       17,969
  400     American Power Conversion
Corp.+.................................................
7,600
  280     Crane Co.
 ..........................................................
 ..
 ...........       11,709
  440     Danaher Corp.
 ..........................................................
 .. .......                 22,359
  480     Hubbell Inc., Class B
Shares+...................................................
 . 21,121
  430     Jacobs Engineering Group
Inc.+...................................................
11,556
  190     Litton Industries
Inc.+.....................................................
 .. ...     9,179
  250     Molex Inc.
 ..........................................................
 .. ..........        9,125
  200     Precision Castparts Corp.
 .......................................................
11,925
  110     Raychem Corp.
 ..........................................................
 .. .......                  8,182
  360     Sunstrand Corp.
 ..........................................................
 .. .....    20,092
  230     Thiokol Corp.
 ..........................................................
 .. .......                 16,100
  300     US Filter
Corp.+....................................................
 .. ...........        8,175
  100     United Waste Systems Inc.
 .......................................................
4,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                        MID CAP DISCIPLINED EQUITY FUND

SHARES                                        SECURITY
VALUE ----------------------------------------------------
---------------------------------------------------
PRODUCER DURABLES -- 6.0% (CONTINUED)
  310     USA Waste Services
Inc.+.....................................................
 .. ..   $   11,974
  490     Watts Industries, Inc., Class A
Shares...........................................
11,760
  190     York International Corp.
 ........................................................
8,740 ----------------------------------------------------
---------------------------------------------------

211,666 --------------------------------------------------
-----------------------------------------------------
TECHNOLOGY -- 11.9%
  200     Adaptec
Inc.+.....................................................
 .. .............        6,950
  460     ADC Telecommunications
Inc.+.....................................................
15,353
  370     Altera
Corp.+....................................................
 .. ..............       18,685
  390     America Online
Inc.+.....................................................
 .. ......    21,695
  650     Analog Devices
Inc.+.....................................................
 .. ......    17,265
  210     Arrow Electronics
Inc.+.....................................................
 .. ...    11,156
  410     Atmel
Corp.+....................................................
 .. ...............       11,480
  190     Avnet Inc.
 ..........................................................
 .. ..........       10,925
  630     BMC Software
Inc.+*....................................................
 .. ........       34,886
  680     Cadence Design Systems
Inc.+.....................................................
22,780
  300     Cambridge Technology Partners
Inc.+..............................................
9,600
  300     Comdisco Inc.
 ..........................................................
 .. .......                  7,800
  360     Compuware
Corp.+....................................................
 .. ...........       17,190
  280     Diebold Inc.
 ..........................................................
 .. ........       10,920
  210     Encad
Inc.+.....................................................
 .. ...............        8,715
  230     LAM Research
Corp.+....................................................
 .. ........        8,524
  510     Linear Technology Corp.
 .........................................................
26,392
  360     LSI Logic
Corp.+....................................................
 .. ...........       11,520
  260     Maxim Integrated Products
Inc.+..................................................
14,787
  150     McAfee Associates
Inc.+.....................................................
 .. ...     9,469
  420     NCR
Corp.+....................................................
 .. .................       12,495
  280     Policy Management Systems
Corp.+.................................................
13,160
  480     Quantum
Corp.+....................................................
 .. .............        9,751
  390     Read-Rite
Corp.+....................................................
 .. ...........        8,141
  170     Solectron
Corp.+....................................................
 .. ...........       11,900
  260     Storage Technology
Corp.+....................................................
 .. ..       11,570
  180     Sunguard Data Systems
Inc.+.....................................................
 . 8,370
  420     Symbol Technologies Inc.
 ........................................................
14,123
  360     Teradyne
Inc.+.....................................................
 .. ............       14,130
  390     Xilinx
Inc.+.....................................................
 .. ..............       19,134 ---------------------------
----------------------------------------------------------
------------------

418,866 --------------------------------------------------
-----------------------------------------------------
UTILITIES -- 11.3%
  410     AES
Corp.+*...................................................
 .. .................       29,008
  800     Allegheny Power System,
Inc.*....................................................
21,351
  340     Boston Edison Co.
 ..........................................................
 .. ...     8,968
  510     Brooklyn Union Gas
Co.*......................................................
 .. ..       14,599
  520     Calenergy
Inc.+*....................................................
 .. ...........       19,760
  260     Century Telephone
Enterprise................................................
 .. ...     8,758
  740     CMS Energy Corp.
 ..........................................................
 .. ....    26,085
  180     Columbia Gas System, Inc.
 .......................................................
11,746
  160     Consolidated Natural Gas Co.
 ....................................................
8,610

                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                        MID CAP DISCIPLINED EQUITY FUND

SHARES                                        SECURITY
VALUE
----------------------------------------------------------
                             -
--------------------------------------------
UTILITIES -- 11.3% (CONTINUED)
  110     El Paso Natural Gas Co.
 .........................................................
$    6,050
  420     Florida Progress Corp.
*.........................................................
13,152
  310     Illinova Corp.
 ..........................................................
 .. ......     6,820
  240     IPALCO Enterprises,
Inc.*.....................................................
 .. .             7,500
  640     LG&E Energy
Corp.*....................................................
 .. .........       14,120
  200     Mapco Inc.
 ..........................................................
 .. ..........        6,300
  300     MCN Energy Group Inc.
 ..........................................................
 . 9,188
  440     National Fuel Gas
Co.*......................................................
 .. ...    18,454
  960     Nextel Communications
Inc.+.....................................................
 . 18,180
  480     Nipsco Industries,
Inc.*.....................................................
 .. ..       19,830
  530     Northeast
Utilities.................................................
 .. ...........        5,068
  650     Pinnacle West Capital
Corp.*....................................................
 . 19,541
  570     Public Service Co. of
Colorado*.................................................
 . 23,655
  780     SCANA
Corp.*....................................................
 .. ...............       19,354
  270     Southern New England Telecommunications Corp.
 ...................................       10,496
  860     Teco Energy
Inc.*.....................................................
 .. .........       21,984
  260     Telephone & Data Systems, Inc.
 ..................................................
9,880
  290     360 Communications
Co.+......................................................
 .. ..     4,966
  470     Wisconsin Energy
Corp.*....................................................
 .. ....    11,692
----------------------------------------------------------
---------------------------------------------

395,115 --------------------------------------------------
-----------------------------------------------------
          TOTAL COMMON STOCKS (Cost -
$2,685,492).........................................
3,013,146 ------------------------------------------------
------------------------------------------------------

  FACE
  AMOUNT                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
SHORT-TERM INVESTMENTS -- 14.0% --------------------------
----------------------------------------------------------
--------------------
U.S. TREASURY OBLIGATION -- 0.4%
$ 15,000    U.S. Treasury Bill, 5.120% due 9/18/97 (Cost -
-
$14,840)@.......................       14,840 ------------
----------------------------------------------------------
----------------------------------
REPURCHASE AGREEMENT -- 13.6%
 485,000    Citibank, 6.000% due 7/1/97; Proceeds at
maturity -- $475,079;
            (Fully collateralized by U.S. Treasury Notes,
5.000% due 2/15/99;
            Market value -- $486,819)(Cost -
$475,000).....................................
475,000 --------------------------------------------------
------------------------------------------------------
           TOTAL SHORT-TERM INVESTMENTS (Cost --
$489,840).................................      489,840 --
----------------------------------------------------------
--------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -
$3,175,332**)................................   $3,502,986
----------------------------------------------------------
----------------------------------------------

+   Non-income producing security.
*   Security has been partially segregated by custodian to
cover open
    commitments.
@   Security serves as collateral for futures contracts.
**  Aggregate cost for Federal income tax purposes is

substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------
---------------------
 BOND RATINGS

All ratings are by Standard & Poor's Ratings Service
("Standard & Poor's"),
except those identified by an asterisk (*) are rated by Moody's Investors
Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA              --   Bonds rated "AAA" have the highest
rating assigned by Standard & Poor's. Capacity
                      to pay interest and repay principal
is extremely strong.
AA               --   Bonds rated "AA" have a very strong
capacity to pay interest and repay principal
                      and differ from the highest rated
issue only in a small degree.
A                --   Bonds rated "A" have a strong
capacity
to pay interest and repay principal although
                      they are somewhat more susceptible
to the adverse effects of changes in
                      circumstances and economic
conditions than bonds in higher rated categories.
BBB              --   Bonds rated "BBB" are regarded as
having an adequate capacity to pay interest and
                      repay principal. Whereas they
normally exhibit adequate protection parameters,
                      adverse economic conditions or
changing circumstances are more likely to lead to a
                      weakened capacity to pay interest
                      and
repay principal for bonds in this category
                      than in higher rated categories.
BB, B and CCC    --   Bonds rated "BB" and "B" are
regarded,
on balance, as predominantly speculative
                      with respect to capacity to pay
interest and repay principal in accordance with the
                      terms of the obligation. BB
represents a lower degree of speculation than B, and
                      CCC the highest degree of
speculation. While such bonds will likely have some
                      quality and protective
characteristics, these are outweighed by large
uncertainties
                      or major risk exposures to adverse
conditions.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa              --   Bonds that are rated "Aaa" are
judged
to be of the best quality. They carry the
                      smallest degree of investment risk
and are generally referred to as "gilt edge."
                      Interest payments are protected by a
large or by an exceptionally stable margin and
                      principal is secure. While the
various protective elements are likely to change,
                      such changes as can be visualized
are most unlikely to impair the fundamentally
                      strong position of such issues.
Aa               --   Bonds that are rated "Aa" are judged
to be of high quality by all standards.
                      Together with the Aaa group they
comprise what are generally known as high grade
                      bonds. They are rated lower than the
best bonds because margins of protection may
                      not be as large as in Aaa securities
or fluctuation of protective elements may be
                      of greater amplitude or there may be
other elements present which make the
                      long-term risks appear somewhat
larger than in Aaa securities.
A                --   Bonds that are rated "A" possess
many
favorable investment attributes and are to be
                      considered as upper medium grade
obligations. Factors giving security to principal
                      and interest are considered adequate
but elements may be present which suggest a
                      susceptibility to impairment some
time in the future.
Baa              --   Bonds that are rated "Baa" are
considered as medium grade obligations, i.e., they
                      are neither highly protected nor
poorly secured. Interest payments and principal
                      security appear adequate for the
present but certain protective elements may be
                      lacking or may be
characteristically unreliable over any great length of
time. Such
                      bonds lack outstanding investment
characteristics and in fact have speculative
                      characteristics as well.
Ba               --   Bonds that are rated "Ba" are
judged
to have speculative elements; their future
                      cannot be considered as well
assured. Often the protection of interest and
                      principal payments may be very
moderate, and therefore not well safeguarded during
                      both good and bad times over the
future. Uncertainty of position characterizes
                      bonds in this class.
B                --   Bonds that are rated "B" generally
lack characteristics of desirable investments.
                      Assurance of interest and principal
payment or of maintenance of other terms of the
                      contract over any long period of
time
may be small.
NR               --   Indicates that the bond is not rated
by Standard & Poor's or Moody's.

----------------------------------------------------------
---------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1997


LAZARD           MFS                                   MID
CAP
                                                TRAVELERS
INTERNATIONAL    EMERGING     FEDERATED    FEDERATED
DISCIPLINED
                                               QUALITY
BOND STOCK         GROWTH      HIGH YIELD        STOCK
EQUITY
                                                PORTFOLIO
PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
FUND -----------------------------------------------------
----------------------------------------------------------
----------------
ASSETS:
  Investments -- Cost........................   $5,215,934
$ 5,108,200    $29,730,898   $6,264,102   $5,093,673   $
2,685,492
  Short-term investments -- Cost.............      852,000
1,227,000      2,100,000      434,000      552,000
489,840
  Foreign currency -- Cost...................           --
89,640             --           --           --
-

----------------------------------------------------------
----------------------------------------------------------
-----------
  Investments, at value......................   $5,218,022
$ 5,864,872    $33,297,980   $6,563,791   $6,025,402   $
3,013,146
  Short-term investments, at value...........      852,000
1,227,000      2,100,000      434,000      552,000
489,840
  Foreign currency, at value.................           --
89,105             --           --           --
-
-
  Cash.......................................          884
56,599         36,922          377          229
416
  Dividends and interest receivables.........       64,570
32,799         17,053      113,073        8,374
2,518
  Receivables from securities sold...........           --
27,416        235,579           --       33,150
21,280
  Receivables from affiliate.................        9,583
18,261          5,454        4,463       11,064
8,597
----------------------------------------------------------
----------------------------------------------------------
-----------
 TOTAL ASSETS...............................    6,145,059
7,316,052     35,692,988    7,115,704    6,630,219
3,535,797 ------------------------------------------------
----------------------------------------------------------
---------------------
LIABILITIES:
 Payables for securities purchased..........           --
15,952        384,638      128,251       26,468
23,660
  Investment advisory fees payable...........           --
-           --        3,543              --            --
  Administration fees payable................           --
-        1,622          326              --            --
  Payable to broker -- variation margin......           --
-           --           --              --         1,875
  Accrued expenses...........................       15,787
26,235         24,400       13,552       20,781
10,950 ---------------------------------------------------
----------------------------------------------------------
------------------
 TOTAL LIABILITIES..........................       15,787
42,187        410,660      141,803       47,249
36,485 ---------------------------------------------------
----------------------------------------------------------
------------------
TOTAL NET ASSETS.............................   $6,129,272
$ 7,273,865    $35,282,328   $6,973,901   $6,582,970   $
3,499,312 ------------------------------------------------
----------------------------------------------------------
---------------------
NET ASSETS:
  Paid-in capital............................   $5,951,689
$ 6,399,288    $32,313,827   $6,369,051   $5,221,714   $
3,093,345
 Accumulated net investment income (loss)...      157,901
27,085        (32,492)     273,526       35,828
6,657
  Accumulated net realized gain (loss) on
     security transactions and
   futures contracts.......................       17,594
90,774       (566,089)      31,635      393,699
72,959
  Net unrealized appreciation of investments,
     futures contracts and
   foreign currencies......................        2,088
756,718      3,567,082      299,689      931,729
326,351 --------------------------------------------------
----------------------------------------------------------
-------------------
TOTAL NET ASSETS.............................   $6,129,272
$ 7,273,865    $35,282,328   $6,973,901   $6,582,970   $
3,499,312 ------------------------------------------------
----------------------------------------------------------
---------------------
SHARES OUTSTANDING...........................      592,999
614,625      3,024,196      626,947      495,391
308,155
----------------------------------------------------------
----------------------------------------------------------
-----------
NET ASSET VALUE, PER SHARE...................
$10.34
$11.83        $11.67       $11.12       $13.29
$11.36
----------------------------------------------------------
----------------------------------------------------------
-----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
   STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX
                          MONTHS
ENDED JUNE 30, 1997

                                                 TRAVELERS
LAZARD            MFS
MID
CAP
                                                 QUALITY
INTERNATIONAL     EMERGING      FEDERATED    FEDERATED
DISCIPLINED
                                                   BOND
STOCK          GROWTH       HIGH YIELD     STOCK
EQUITY
                                                 PORTFOLIO
PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO
FUND -----------------------------------------------------
----------------------------------------------------------
----------------
INVESTMENT INCOME:
  Interest....................................   $178,162
$  10,454      $     52,269    $285,407    $    5,988    $
5,945
  Dividends...................................         --
74,275            23,003      14,590        58,917
8,355
  Less: Foreign withholding tax...............         --
(8,202)               --          --            --
----------------------------------------------------------
----------------------------------------------------------
------------
  TOTAL INVESTMENT INCOME.....................    178,162
76,527            75,272     299,997        64,905
14,300 ---------------------------------------------------
----------------------------------------------------------
------------------
EXPENSES:
  Investment advisory fees (Note 2)...........      8,734
20,780            85,077      18,924        19,130
5,637
  Audit and legal.............................
7,380
7,000             7,800       5,000         8,750
4,667
  Shareholder and system servicing fees.......
5,680 3,181                   3,500         2,000 3,010
1,503
Pricing service fees........................      3,390
3,788                --         900            --
--
Trustees' fees..............................      2,500
2,000             3,000       1,000         3,500
1,200
Custody.....................................      1,900
8,459            18,900       1,450         2,525
300
  Administration fees (Note 2)................
1,621 1,501                   6,806         1,747 1,836
483
  Shareholder communications..................
-1,800                        7,605         1,000 3,900
2,000
  Registration fees...........................         --
-     --          --          --          333
 Other.......................................        650
188               800         100         1,000
117
----------------------------------------------------------
----------------------------------------------------------
-----------
  TOTAL EXPENSES..............................     31,855
48,697           133,488      32,121        43,651
16,240
  Less: Investment advisory fee and expense
     reimbursements (Note 2)..................    (11,594)
(17,212)          (25,724)     (4,463)      (14,574)
(8,597) --------------------------------------------------
----------------------------------------------------------
-------------------
  NET EXPENSES................................     20,261
31,485           107,764      27,658        29,077
7,643 ----------------------------------------------------
----------------------------------------------------------
-----------------
NET INVESTMENT INCOME (LOSS)..................    157,901
45,042           (32,492)    272,339        35,828
6,657 ----------------------------------------------------
----------------------------------------------------------
-----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
        INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
  CURRENCIES (NOTES 3 AND 5):
  Net Realized Gain (Loss) From:
     Security transactions (excluding
short-term securities)..................     17,594
98,474          (546,854)     31,635       393,699
43,803
     Futures contracts........................         ---
--   --           --       29,156
     Foreign currency transactions............         -
(17,087)           (8,924)         --            --
-
----------------------------------------------------------
----------------------------------------------------------
-----------
  NET REALIZED GAIN (LOSS)....................     17,594
81,387          (555,778)     31,635       393,699
72,959 ---------------------------------------------------
----------------------------------------------------------
------------------
  Change in Net Unrealized Appreciation
     (Depreciation) of Investments
  and Foreign Currencies:
   Beginning of period......................     48,017
311,067           (19,224)    209,283       333,273
--
   End of period............................      2,088
756,718         3,567,082     299,689       931,729
326,351 --------------------------------------------------
----------------------------------------------------------
-------------------
  INCREASE (DECREASE) IN NET UNREALIZED
     APPRECIATION.............................    (45,929)
445,651         3,586,306      90,406       598,456
326,351 --------------------------------------------------
----------------------------------------------------------
-------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES
  CONTRACTS AND FOREIGN CURRENCIES............    (28,335)
527,038         3,030,528     122,041       992,155
399,310 --------------------------------------------------
----------------------------------------------------------
-------------------
INCREASE IN NET ASSETS FROM OPERATIONS........   $129,566
$ 572,080      $  2,998,036    $394,380    $1,027,983    $
405,967 --------------------------------------------------
----------------------------------------------------------
-------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE
SIX MONTHS ENDED JUNE
30, 1997

LAZARD             MFS
MID CAP
                                     TRAVELERS
INTERNATIONAL      EMERGING       FEDERATED
FEDERATED DISCIPLINED
                                    QUALITY BOND
STOCK           GROWTH        HIGH YIELD        STOCK
EQUITY
                                     PORTFOLIO
PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO
FUND(1) --------------------------------------------------
----------------------------------------------------------
--------------------
OPERATIONS:
  Net investment income (loss)...    $  157,901       $
45,042      $   (32,492)    $  272,339     $    35,828
$ 6,657
  Net realized gain (loss).......        17,594
81,387         (555,778)        31,635         393,699
72,959
  Increase (decrease) in net
     unrealized appreciation.....       (45,929)
445,651        3,586,306         90,406         598,456
326,351
----------------------------------------------------------
----------------------------------------------------------
------------
  INCREASE IN NET ASSETS FROM
     OPERATIONS..................       129,566
572,080        2,998,036        394,380       1,027,983
405,967 --------------------------------------------------
----------------------------------------------------------
--------------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income..........            --
(10,591)              --             --              --
----------------------------------------------------------
----------------------------------------------------------
-------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO
     SHAREHOLDERS................            --
(10,591)              --             --              --
----------------------------------------------------------
----------------------------------------------------------
-------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares......................
     774,143
2,457,573       19,820,374      1,221,082       5,861,834
3,093,345
  Net asset value of shares
     issued for reinvestment of
     dividends...................            --
10,591               --             --              ---
  Cost of shares reacquired......       (46,956)
(78,117)        (459,928)       (22,664)     (3,686,374) -
----------------------------------------------------------
----------------------------------------------------------
------------
  INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.....       727,187
2,390,047       19,360,446      1,198,418       2,175,460
3,093,345 ------------------------------------------------
----------------------------------------------------------
----------------------
INCREASE IN NET ASSETS...........       856,753
2,951,536       22,358,482      1,592,798       3,203,443
3,499,312
NET ASSETS:
  Beginning of period............     5,272,519
4,322,329       12,923,846      5,381,103       3,379,527
-
----------------------------------------------------------
----------------------------------------------------------
------------
  END OF PERIOD*.................    $6,129,272       $
7,273,865      $35,282,328     $6,973,901     $ 6,582,970
$3,499,312 -----------------------------------------------
----------------------------------------------------------
-----------------------
* Includes accumulated net
  investment income (loss) of: ..      $157,901
$27,085         $(32,492)      $273,526         $35,828
$6,657 ---------------------------------------------------
----------------------------------------------------------
-------------------

(1) For the period from April 1, 1997 (commencement of operations) to June 30,
    1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------
---------------------
  STATEMENTS OF CHANGES IN NET ASSETS      FOR THE PERIOD
ENDED DECEMBER 31, 1996

LAZARD             MFS
                                                 TRAVELERS
INTERNATIONAL       EMERGING        FEDERATED
FEDERATED
                                                QUALITY
BOND STOCK            GROWTH         HIGH YIELD    STOCK

PORTFOLIO(1) PORTFOLIO(2)      PORTFOLIO(1)
PORTFOLIO(1) PORTFOLIO(1) --------------------------------
----------------------------------------------------------
-------------------------------------
OPERATIONS:
  Net investment income......................    $
97,521
$     7,084      $     33,395      $  154,634       $
17,122
  Net realized gain (loss)...................
31,374
(5,063)            2,110          16,573           29,045
  Increase in net unrealized appreciation
     (depreciation)..........................
     48,017
311,067           (19,224)        209,283          333,273
----------------------------------------------------------
----------------------------------------------------------
-----------
  INCREASE IN NET ASSETS FROM OPERATIONS.....
176,912
313,088            16,281         380,490          379,440
----------------------------------------------------------
----------------------------------------------------------
-----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................       (97,521)
--           (33,395)       (153,447)         (17,122)
Net realized gain..........................       (31,374)
--           (12,421)        (16,573)         (29,045)
 Capital....................................            --
--           (13,669)             --           (1,834)
----------------------------------------------------------
----------------------------------------------------------
-----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS
     TO SHAREHOLDERS.........................
(128,895) --                              (59,485)
(170,020)         (48,001)
----------------------------------------------------------
----------------------------------------------------------
-----------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares...........
5,094,655 4,009,241        12,907,565   5,000,613
3,000,087
  Net asset value of shares issued for
     reinvestment of dividends...............
129,847 --                                 59,485
170,020           48,001
 Cost of shares reacquired..................            --
--                --              --               --
----------------------------------------------------------
----------------------------------------------------------
-----------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS............................
     5,224,502
4,009,241        12,967,050       5,170,633
3,048,088
----------------------------------------------------------
----------------------------------------------------------
-----------
INCREASE IN NET ASSETS.......................
5,272,519 4,322,329        12,923,846   5,381,103
3,379,527
NET ASSETS:
  Beginning of period........................            -
--                --              --               --
----------------------------------------------------------
----------------------------------------------------------
-----------
 END OF PERIOD*.............................    $5,272,519
$ 4,322,329      $ 12,923,846      $5,381,103
$3,379,527 -----------------------------------------------
----------------------------------------------------------
----------------------
* Includes undistributed net investment
  income of: ................................            -
$9,721                --          $1,187               --
----------------------------------------------------------
----------------------------------------------------------
-----------

(1) For the period from August 30, 1996 (commencement of operations) to December
    31, 1996.
(2) For the period from August 1, 1996 (commencement of operations) to December
    31, 1996.

                       SEE NOTES TO FINANCIAL
STATEMENTS.

----------------------------------------------------------
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International
Stock, MFS Emerging
Growth, Federated High Yield, Federated Stock Portfolios and Mid Cap Disciplined
Equity Fund ("Portfolio(s)") are separate investment portfolios of The Travelers
Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eight other separate investment portfolios: U.S. Government
Securities, Social Awareness
Stock, Utilities, Large Cap, Equity Income, Zero Coupon
Bond Fund Portfolio
Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond
Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price;
securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S.
dollars based on the
rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the Portfolios
intend to comply with the requirements of the Internal
Revenue Code of 1986, as
amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In addition, the Lazard International Stock Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk.
These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     As of June 30, 1997, there were no open forward foreign currency contracts.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER
TRANSACTIONS
   Travelers Asset Management International Corporation
("TAMIC"), an indirect
wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Travelers Quality Bond ("TQB"), Lazard
International Stock
("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield
("FHY"), Federated
Stock ("FSP") Portfolios and Mid Cap Disciplined Equity
Fund ("MCDE"). TQB, LIS,
MEG, FHY, FSP and MCDE each pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233%, 0.35%, 0.375%, 0.25%, 0.25% and 0.70%, respectively, of the average daily net assets. This fee is calculated daily and paid monthly.

    TAMIC has entered into sub-advisory agreements with Lazard Freres Asset
Management ("Lazard"), Massachusetts Financial Services
("MFS"), Federated
Investment Counseling ("Federated") and the Travelers
Investment Management

----------------------------------------------------------
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, Lazard, MFS and
TIMCO are responsible for the day-to-day portfolio operations and investment decisions for LIS, MEG and MCDE, respectively. Federated is responsible for the day-to-day portfolio operations and investment decisions for FHY and FSP. As a result the Portfolios pay the following fees calculated at an annual rate:

          - LIS pays Lazard 0.475% of the average daily net assets

          - MEG pays MFS 0.375% of the average daily net assets

          - FHY and FSP pay Federated 0.40% and 0.375%, respectively, of their average daily net assets.

          - TAMIC pays TIMCO 0.35% of MCDE's average daily net assets.
          These fees are calculated daily and paid monthly.

    Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers
Insurance has entered into a sub-administrative services agreement with Smith
Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney
Holdings Inc. ("SBH"). Travelers Insurance pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the
Portfolios. This fee is calculated daily and paid monthly.

     For the six months ended June 30, 1997, Travelers
Insurance waived all or
part of its fees for the Portfolios, and agreed to reimburse TQB and MCDE for expenses in the amounts of $1,239, and $2,960, respectively.

     One Trustee and all officers of the Trust are employees of Travelers Group
Inc., or its subsidiaries.

     3.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments
(including maturities, but excluding short-term securities), during the six months ended June 30, 1997 were as follows:

                                 PORTFOLIO
PURCHASES        SALES -----------------------------------
----------------------------------------------------------
-----------
Travelers Quality Bond
Portfolio............................................   $
4,267,959    $ 3,753,531
Lazard International Stock
Portfolio........................................
2,082,348        960,627
MFS Emerging Growth
Portfolio...............................................
33,286,718     12,671,642
Federated High Yield
Portfolio..............................................
2,759,134      1,662,068
Federated Stock
Portfolio.................................................
 .. 5,065,565      3,351,924
Mid Cap Disciplined Equity
Fund.............................................
3,201,310        559,621 ---------------------------------
----------------------------------------------------------
-------------

     At June 30, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


GROSS          GROSS
UNREALIZED     UNREALIZED    NET UNREALIZED
                         PORTFOLIO
APPRECIATION   DEPRECIATION    APPRECIATION
----------------------------------------------------------
------------------------------------------------
Travelers Quality Bond
Portfolio............................ $   20,449  $
(18,361)       $    2,088
Lazard International Stock
Portfolio........................ 868,288       (111,616)
756,672
MFS Emerging Growth
Portfolio............................... 3,976,734
(409,652)      3,567,082
Federated High Yield
Portfolio.............................. 384,250   (84,561)
299,689
Federated Stock
Portfolio................................... 956,826
(25,097)                 931,729
Mid Cap Disciplined Equity
Fund............................. 357,411    (29,757)
327,654
----------------------------------------------------------
------------------------------------------------

     4.  REPURCHASE AGREEMENTS

    The Portfolios purchase (and their custodians take possession of) U.S.
government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date
(generally, the next
business day) at an agreed-upon higher repurchase price.
The Portfolios require
continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

----------------------------------------------------------
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     5.  FUTURES CONTRACTS

     The LIS, MEG and MCDE Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker.
Additional securities are
also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-tomarket" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The
Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     As of June 30, 1997, MCDE had the following open futures contracts:

                                          EXPIRATION
# OF         BASIS        MARKET      UNREALIZED
                                          MONTH/YEAR
CONTRACTS      VALUE        VALUE          LOSS
----------------------------------------------------------
--------------------------------------------------
FUTURES CONTRACTS TO BUY:
Mid Cap 400 Index.......................     9/97
3         $435,703     $434,400      $ (1,303)
----------------------------------------------------------
--------------------------------------------------

     6.  OPTIONS CONTRACTS

     The LIS, MEG, FHY and MCDE Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily.
When a purchased
option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option.
When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     As of June 30, 1997, the Portfolios had no open purchased call or put option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received.
When a put option is
exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise.
When written index
options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

      During the six months ended June 30, 1997, the Portfolios did not write any options.

     7.  CAPITAL LOSS CARRYFORWARD

   At December 31, 1996, LIS had, for Federal income tax purposes, approximately $7,000 of capital loss carryforwards available to offset future realized capital gains through 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

----------------------------------------------------------
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value.
Transactions in shares of each
Portfolio were as follows:


SIX MONTHS ENDED        PERIOD ENDED

JUNE 30, 1997       DECEMBER 31, 1996 --------------------
----------------------------------------------------------
------------------------
TRAVELERS QUALITY BOND PORTFOLIO(1):
Shares
sold.................................................
75,533               509,203
Shares issued on
reinvestment............................... --
12,856
Shares
redeemed.............................................
(4,593)                   --------------------------------
----------------------------------------------------------
-------------
Net
Increase................................................
70,940               522,059 -----------------------------
----------------------------------------------------------
---------------
LAZARD INTERNATIONAL STOCK PORTFOLIO(2):
Shares
sold.................................................
219,753               400,880
Shares issued on
reinvestment............................... 995
--
Shares
redeemed.............................................
(7,003)                   --------------------------------
----------------------------------------------------------
-------------
Net
Increase................................................
213,745               400,880 ----------------------------
----------------------------------------------------------
----------------
MFS EMERGING GROWTH PORTFOLIO(1):
Shares
sold.................................................
1,839,938             1,219,526
Shares issued on
reinvestment............................... --
5,638
Shares
redeemed.............................................
(40,906)                   --
----------------------------------------------------------
--------------------------------------------
Net
Increase................................................
1,799,032             1,225,164
----------------------------------------------------------
--------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO(1):
Shares
sold.................................................
112,625               500,058
Shares issued on
reinvestment............................... --
16,317
Shares
redeemed.............................................
(2,053)                   --
----------------------------------------------------------
--------------------------------------------
Net
Increase................................................
110,572               516,375
----------------------------------------------------------
--------------------------------------------
FEDERATED STOCK PORTFOLIO(1):
Shares
sold.................................................
489,863               300,008
Shares issued on
reinvestment............................... --
4,324
Shares
redeemed.............................................
(298,804)                   --
----------------------------------------------------------
--------------------------------------------
Net
Increase................................................
191,059               304,332
----------------------------------------------------------
--------------------------------------------
MID CAP DISCIPLINED EQUITY FUND(3):
Shares
sold.................................................
308,155                    --
Shares issued on
reinvestment............................... --         --
Shares
redeemed............................................. --
--
----------------------------------------------------------
--------------------------------------------
Net
Increase................................................
308,155                    --
----------------------------------------------------------
--------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December
    31, 1996.

(2) For the period from August 1, 1996 (commencement of operations) to December
    31, 1996.

(3) For the period from April 1, 1997 (commencement of operations) to June 30,
    1997.

----------------------------------------------------------
---------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period:

TRAVELERS QUALITY BOND PORTFOLIO
1997(1)       1996(2) ------------------------------------
----------------------------------------------------------
---------
NET ASSET VALUE, BEGINNING OF
PERIOD.............................................  $
10.10 $   10.00
----------------------------------------------------------
---------------------------------------------
INCOME FROM OPERATIONS:
  Net investment
income(3).................................................
 .. ....     0.27          0.19
  Net realized and unrealized gain
(loss)........................................    (0.03)
0.16 -----------------------------------------------------
--------------------------------------------------
Total Income From
Operations................................................
 .. ...     0.24          0.35 ----------------------------
----------------------------------------------------------
-----------------
LESS DISTRIBUTIONS FROM:
  Net investment
income....................................................
 .. ....       --         (0.19)
  Net realized
gain......................................................
 .. ......       --         (0.06) ------------------------
----------------------------------------------------------
---------------------
Total
Distributions.............................................
 .. ...............       --         (0.25) ---------------
----------------------------------------------------------
------------------------------
NET ASSET VALUE, END OF
PERIOD...................................................
$ 10.34       $ 10.10 ------------------------------------
----------------------------------------------------------
---------
TOTAL
RETURN++..................................................
 .. ...............     2.38%         3.56% ---------------
----------------------------------------------------------
------------------------------
NET ASSETS, END OF PERIOD
(000'S)................................................  $
6,129       $ 5,273 --------------------------------------
----------------------------------------------------------
-------
RATIOS TO AVERAGE NET ASSETS+:

Expenses(3)...............................................
 .. ...................     0.75%      0.75%
  Net investment
income....................................................
 .. ....     5.84       5.62
----------------------------------------------------------
---------------------------------------------
PORTFOLIO TURNOVER
RATE......................................................
 .. ..                    76%              35%
----------------------------------------------------------
---------------------------------------------

(1) For the six months ended June 30, 1997 (unaudited).

(2) For the period from August 30, 1996 (commencement of operations) to December
    31, 1996.

(3) The Travelers has waived all of its fees for the periods June 30, 1997 and
    December 31, 1996. In addition, The Travelers has agreed to reimburse the
    Portfolio for $1,239 of the Portfolio's expenses for the periods ended June
   30, 1997 and December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the expense ratios would have been as follows:

                    PER SHARE DECREASES
EXPENSE RATIOS WITHOUT
                   IN NET INVESTMENT INCOME         FEE
WAIVERS AND REIMBURSEMENT+
                   ------------------------         ------
-----------------------
1997                        $ 0.02
1.18%
1996                          0.03
1.76

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

       ---------------------------------------------------
----------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each period:

LAZARD INTERNATIONAL STOCK PORTFOLIO
1997(1)       1996(2) ------------------------------------
----------------------------------------------------------
---------
NET ASSET VALUE, BEGINNING OF
PERIOD.............................................  $
10.78 $            10.00
----------------------------------------------------------
---------------------------------------------
INCOME FROM OPERATIONS:
  Net investment
income(3).................................................
 .. ....     0.08          0.02
  Net realized and unrealized
gain...............................................
1.00 0.76 ------------------------------------------------
-------------------------------------------------------
Total Income From
Operations................................................
 .. ...     1.08          0.78 ----------------------------
----------------------------------------------------------
-----------------
LESS DISTRIBUTIONS FROM:
  Net investment
income....................................................
 .. ....    (0.03)           ------------------------------
----------------------------------------------------------
----------------
Total
Distributions.............................................
 .. ...............    (0.03)           -------------------
----------------------------------------------------------
---------------------------
NET ASSET VALUE, END OF
PERIOD...................................................
$ 11.83       $ 10.78 ------------------------------------
----------------------------------------------------------
---------
TOTAL
RETURN++..................................................
 .. ...............     9.74%         7.80% ---------------
----------------------------------------------------------
------------------------------
NET ASSETS, END OF PERIOD
(000'S)................................................  $
7,274       $ 4,322 --------------------------------------
----------------------------------------------------------
-------
RATIOS TO AVERAGE NET ASSETS+:

Expenses(3)...............................................
 .. ...................     1.23%         1.25%
  Net investment
income....................................................
 .. ....     1.77          0.42 ---------------------------
----------------------------------------------------------
------------------
PORTFOLIO TURNOVER
RATE......................................................
 .. ..       20%            9% ----------------------------
----------------------------------------------------------
-----------------
AVERAGE COMMISSIONS PER SHARE ON EQUITY
TRANSACTIONS.............................    $0.03
$0.01 ----------------------------------------------------
---------------------------------------------------

(1) For the six months ended June 30, 1997 (unaudited).

(2) For the period from August 1, 1996 (commencement of operations) to December
    31, 1996.
(3) The Travelers has waived part or all of its fees for the periods ended June
     30, 1997 and December 31, 1996. In addition, The
Travelers has agreed to
  reimburse the Portfolio for $12,454 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the expense ratios would have been as follows:

                    PER SHARE DECREASES
EXPENSE RATIOS WITHOUT
                   IN NET INVESTMENT INCOME         FEE
WAIVERS AND REIMBURSEMENT+
                   ------------------------         ------
-----------------------
1997                        $ 0.03
1.91%
1996                          0.07
2.87

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

       ---------------------------------------------------
----------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each period:

                         MFS EMERGING GROWTH PORTFOLIO
1997(1)       1996(2) ------------------------------------
----------------------------------------------------------
-------
NET ASSET VALUE, BEGINNING OF
PERIOD...........................................   $10.55
$10.00 ---------------------------------------------------
--------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income
(loss)(3)..............................................
(0.01)         0.03
  Net realized and unrealized
gain.............................................     1.13
0.57 -----------------------------------------------------
------------------------------------------------
Total Income From
Operations................................................
 .. .     1.12          0.60
----------------------------------------------------------
-------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment
income....................................................
 .. ..       --         (0.03)
  Net realized
gain......................................................
 .. ....       --         (0.01)

Capital...................................................
 .. .................       --         (0.01) -------------
----------------------------------------------------------
------------------------------
Total
Distributions.............................................
 .. .............       --         (0.05) -----------------
----------------------------------------------------------
--------------------------
NET ASSET VALUE, END OF
PERIOD.................................................
$11.67        $10.55 -------------------------------------
----------------------------------------------------------
------
TOTAL
RETURN++..................................................
 .. .............    10.62%         6.00% -----------------
----------------------------------------------------------
--------------------------
NET ASSETS, END OF PERIOD
(000'S)..............................................
$35,282       $12,924 ------------------------------------
----------------------------------------------------------
-------
RATIOS TO AVERAGE NET ASSETS+:

Expenses(3)...............................................
 .. .................     0.95%         0.95%
  Net investment
income....................................................
 .. ..    (0.28)         0.55 -----------------------------
----------------------------------------------------------
--------------
PORTFOLIO TURNOVER
RATE......................................................
 .. 60%           49% -------------------------------------
----------------------------------------------------------
------
AVERAGE COMMISSIONS PER SHARE ON EQUITY
TRANSACTIONS...........................    $0.03
$0.03
----------------------------------------------------------
-------------------------------------------

(1) For the six months ended June 30, 1997 (unaudited).

(2) For the period from August 30, 1996 (commencement of operations) to December
    31, 1996.
(3) The Travelers has waived part or all of its fees for the periods ended June
     30, 1997 and December 31, 1996. In addition, The
Travelers has agreed to
  reimburse the Portfolio for $16,407 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the expense ratios would have been as follows:

                    PER SHARE DECREASES
EXPENSE RATIOS WITHOUT
                   IN NET INVESTMENT INCOME         FEE
WAIVERS AND REIMBURSEMENT+
                   ------------------------         ------
-----------------------
1997                        $ 0.01
1.17%
1996                          0.06
2.09

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

       ---------------------------------------------------
----------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each period:

                         FEDERATED HIGH YIELD PORTFOLIO
1997(1)       1996(2) ------------------------------------
----------------------------------------------------------
---------
NET ASSET VALUE, BEGINNING OF
PERIOD.............................................  $
10.42 $            10.00
----------------------------------------------------------
--
-------------------------------------------INCOME FROM
OPERATIONS:
  Net investment
income(3).................................................
 .. ....     0.43          0.31
  Net realized and unrealized
gain...............................................
0.27 0.46 ------------------------------------------------
-------------------------------------------------------
Total Income From
Operations................................................
 .. ...     0.70          0.77 ----------------------------
----------------------------------------------------------
-----------------
LESS DISTRIBUTIONS FROM:
  Net investment
income....................................................
 .. ....       --         (0.31)
  Net realized
gain......................................................
 .. ......       --         (0.04) ------------------------
----------------------------------------------------------
---------------------
Total
Distributions.............................................
 .. ...............       --         (0.35) ---------------
----------------------------------------------------------
------------------------------
NET ASSET VALUE, END OF
PERIOD...................................................
$ 11.12       $ 10.42 ------------------------------------
----------------------------------------------------------
---------
TOTAL
RETURN++..................................................
 .. ...............     6.72%         7.61% ---------------
----------------------------------------------------------
------------------------------
NET ASSETS, END OF PERIOD
(000'S)................................................  $
6,974       $ 5,381 --------------------------------------
----------------------------------------------------------
-------
RATIOS TO AVERAGE NET ASSETS+:

Expenses(3)...............................................
 .. ...................     0.95%         0.95%
  Net investment
income....................................................
 .. ....     9.33          8.78 ---------------------------
----------------------------------------------------------
------------------
PORTFOLIO TURNOVER
RATE......................................................
 .. ..       28%           23% ----------------------------
----------------------------------------------------------
-----------------

(1) For the six months ended June 30, 1997 (unaudited).

(2) For the period from August 30, 1996 (commencement of operations) to December
    31, 1996.
(3) The Travelers has waived part or all of its fees for the periods ended June
     30, 1997 and December 31, 1996. In addition, The
Travelers has agreed to
   reimburse the Portfolio for $9,268 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the expense ratios would have been as follows:

                    PER SHARE DECREASES
EXPENSE RATIOS WITHOUT
                   IN NET INVESTMENT INCOME         FEE
WAIVERS AND REIMBURSEMENT+
                   ------------------------         ------
-----------------------
1997                        $ 0.01
1.11%
1996                          0.04
2.19

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

       ---------------------------------------------------
----------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each period:

                            FEDERATED STOCK PORTFOLIO
1997(1)       1996(2) ------------------------------------
----------------------------------------------------------
---------
NET ASSET VALUE, BEGINNING OF
PERIOD.............................................  $
11.10 $            10.00
----------------------------------------------------------
---------------------------------------------
INCOME FROM OPERATIONS:
  Net investment
income(3).................................................
 .. ....     0.07       0.06
  Net realized and unrealized
gain...............................................
2.12 1.20 ------------------------------------------------
-------------------------------------------------------
Total Income From
Operations................................................
 .. ...     2.19          1.26 ----------------------------
----------------------------------------------------------
-----------------
LESS DISTRIBUTIONS FROM:
  Net investment
income....................................................
 .. ....       --        (0.06)
  Net realized
gain......................................................
 .. ......       --        (0.09)

Capital...................................................
 .. ...................       --        (0.01) ------------
----------------------------------------------------------
---------------------------------
Total
Distributions.............................................
 .. ...............       --        (0.16) ----------------
----------------------------------------------------------
-----------------------------
NET ASSET VALUE, END OF
PERIOD...................................................
$ 13.29       $ 11.10 ------------------------------------
----------------------------------------------------------
---------
TOTAL
RETURN++..................................................
 .. ...............    19.73%        12.61% ---------------
----------------------------------------------------------
------------------------------
NET ASSETS, END OF PERIOD
(000'S)................................................  $
6,583       $ 3,380 --------------------------------------
----------------------------------------------------------
-------
RATIOS TO AVERAGE NET ASSETS+:

Expenses(3)...............................................
 .. ...................     0.96%         0.95%
  Net investment
income....................................................
 .. ....     1.17          1.55 ---------------------------
----------------------------------------------------------
------------------
PORTFOLIO TURNOVER
RATE......................................................
 .. ..       61%           11% ----------------------------
----------------------------------------------------------
-----------------
AVERAGE COMMISSIONS PER SHARE ON EQUITY
TRANSACTIONS.............................    $0.05
$0.05 ----------------------------------------------------
---------------------------------------------------

(1) For the six months ended June 30, 1997 (unaudited).

(2) For the period from August 30, 1996 (commencement of operations) to December
    31, 1996.

(3) The Travelers has waived part or all of its fees for the periods ended June
     30, 1997 and December 31, 1996. In addition, The
Travelers has agreed to
  reimburse the Portfolio for $15,460 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the expense ratios would have been as follows:

                    PER SHARE DECREASES
EXPENSE RATIOS WITHOUT
                   IN NET INVESTMENT INCOME         FEE
WAIVERS AND REIMBURSEMENT+
                   ------------------------         ------
-----------------------
1997                        $ 0.03
1.43%
1996                          0.08
3.03

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

       ---------------------------------------------------
----------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each period:

                             MID CAP DISCIPLINED EQUITY
FUND 1997(1) ---------------------------------------------
----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD.............................................
$ 10.00
----------------------------------------------------------
---------------------------------------------
INCOME FROM OPERATIONS:
  Net investment
income(2).................................................
 .. ....                        0.02
  Net realized and unrealized
gain...............................................
1.34 -----------------------------------------------------
--------------------------------------------------
Total Income From
Operations................................................
 ..
 ...                   1.36 -------------------------------
----------------------------------------------------------
--------------
LESS DISTRIBUTIONS FROM:
  Net investment
income....................................................
 .. ....                     ------------------------------
----------------------------------------------------------
----------------
Total
Distributions.............................................
 .. ...............                     -------------------
----------------------------------------------------------
---------------------------
NET ASSET VALUE, END OF
PERIOD...................................................
$ 11.36
----------------------------------------------------------
---------------------------------------------
TOTAL
RETURN++..................................................
 .. ...............                  13.60% ---------------
----------------------------------------------------------
------------------------------
NET ASSETS, END OF PERIOD
(000'S)................................................
$ 3,499
----------------------------------------------------------
---------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:

Expenses(2)...............................................
 .. ...................                   0.95%
  Net investment
income....................................................
 .. ....                   0.83 ---------------------------
----------------------------------------------------------
------------------
PORTFOLIO TURNOVER
RATE......................................................
 .. ..                     19% ----------------------------
----------------------------------------------------------
-----------------
AVERAGE COMMISSIONS PER SHARE ON EQUITY
TRANSACTIONS.............................
$0.05 ----------------------------------------------------
---------------------------------------------------

(1) For the period from April 1, 1997 (commencement of operations) to June 30,
    1997 (unaudited).

(2) The Travelers has waived all of its fees for the period ended June 30, 1997.
  In addition, The Travelers has agreed to reimburse the Portfolio for $2,960 of the Portfolio's expenses for the period ended June
30, 1997. If such fees
    were not waived or reimbursed, the per share decrease in net investment income would have been $0.03 and the expense ratio would have been 2.01%
    (annualized).

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

                              Investment Advisors
              TRAVELERS ASSET MANAGEMENT
              INTERNATIONAL
CORPORATION

                             Hartford, Connecticut

                            Independent Accountants

                               KPMG PEAT MARWICK LLP

                               New York, New York

                                   Custodians

                                 PNC BANK, N.A.
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust:
Travelers Quality Bond,
Lazard International Stock, MFS Emerging Growth,
Federated High Yield, Federated
Stock Portfolios and Mid Cap Disciplined Equity Fund. It should not be used in connection with any offer except in conjunction with the Prospectuses for the
Variable Annuity and Variable Universal Life Insurance products offered by The
Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (6-97) Printed in U.S.A.









THE TRAVELERS VARIABLE

PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
June 30, 1997


               THE TRAVELERS SERIES TRUST:

                ZERO COUPON BOND FUND PORTFOLIO SERIES
                1998 ZERO COUPON BOND FUND PORTFOLIO
                SERIES 2000 ZERO COUPON BOND FUND
                PORTFOLIO SERIES 2005


[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

TRAVELERS SERIES TRUST: ZERO COUPON BOND FUND PORTFOLIOS:
SERIES 1998, 2000,
2005 -----------------------------------------------------
--------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for The
Travelers Series Trust:
Zero Coupon Bond Fund Portfolios: Series 1998, 2000 and
2005 ("Portfolio(s)")
for the period ended June 30, 1997. In this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 invested in each Portfolio since inception date can also be found in this report. A more detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow.

ECONOMIC REVIEW AND OUTLOOK

The key economic news in the second quarter of 1997 was a distinct slowdown in economic growth and surprisingly low inflation. Both stock and bond market investors drew relief from these developments as the prospects of further
Federal Reserve Board ("Fed") tightening receded. Interest rates fell from above
7.0% to 6.8% by the end of the second quarter and the stock market embarked on a furious rally that saw prices rise by almost 20%.

The second quarter of 1997 began with a singular focus on the future direction of Fed action. After an increase of 25 basis points in the federal-funds rate in late March on the heels of strong economic growth in the first quarter, it was considered quite likely that rates would rise during the second quarter. (The federal-funds rate is the interest rate banks charge each other for overnight loans and an indicator of the direction of interest rates.) The prospects of higher rates created turmoil within the U.S. capital markets and stocks, in particular, were hit hard in early April. Economic data released in early May provided mounting evidence of a slower economy and low inflation. Retail sales for April were soft and producer prices showed a dramatic decline of 0.4%.

The inflation trend in recent months has been nothing short of remarkable, especially in light of the low unemployment rate and high capacity utilization rates in the U.S. economy. The consumer price deflator, which is considered to be a better inflation measure than the consumer price index, fell to a 30-year low in May at an annual rate of 1.6%. Gains in average hourly wages, a closely monitored signal for wage inflation, have slowed from 4.1% to 3.5%. Commodity price indexes are declining, oil prices are falling and the price of gold is now below $320, its lowest level in five years. In other words, inflation just does not appear to be an issue at this point.

The biggest contributing factor in the demise of inflation appears to be the significant gains in productivity achieved over the last few years. It is widely acknowledged that conventional measures of productivity gains are being understated and, under that scenario, lower-than-expected inflation may be explained by higher-than-expected productivity gains.
Several other factors also
suggest that the current disinflationary trend is likely to be both secular and global in nature. These include a high level of disinflation in the growing technology sector, significant government downsizing and severe global competition.

The second quarter rally in the bond market suggests that investors have reduced their inflation expectations and, consequently, the likelihood of further Fed tightening. In our view, the biggest risk to the presently benign investment climate looms on the economic landscape. A resurgence of economic growth in the second half of the year may prompt the Fed to act yet again on a preemptive basis to choke off inflationary pressures. Strong retail sales may well hold the key to a reacceleration in third quarter economic growth.
The boost in consumer
spending could come from any one of several sources:
increased refinancing
activity, the wealth effect of a stronger stock market, record levels of consumer confidence and the recent strong growth in real disposable personal income.

FIXED INCOME COMMENTARY

The Lehman Intermediate Government/Corporate Index returned 2.79% for the second quarter of 1997 and 6.95% for the one year ended June 30, 1997. Over the past twelve months, the Lehman Long Government/Corporate Index generated a total return of 8.80%.

There are no visible signs on the horizon that inflation is likely to flare up in the near future. The employment cost index and hourly wage gains are likely to be the most closely monitored gauges of expected inflation. We believe the biggest risk on the interest rate front lies in stronger than-expected economy in the second half. In fact, the Fed may be inclined to respond to strong economic data even before it begins to affect inflation measures.

Within the fixed income markets, spreads remain tight and there has been a high level of complacency. Within the corporate market, spreads remain compressed between different quality levels and "riskier" borrowers have access to an abundance of capital. This condition is unlikely to change in the near term as good economic growth has reduced the stress on weaker credits.

Mortgage-backed security spreads have tightened as market volatility has been low and prepayments have been within their predicted range. Mortgage-backed securities outperformed investment grade corporates as spreads narrowed and volatility remained low. Callable securities performed better than noncallable securities due to their higher yields and the tight range of interest rates.
Within the corporate market, the lowest quality areas continued to do best.
Corporate spreads continued to tighten despite several large issuances including a record $4.3 billion raised by Norfolk Southern to finance their acquisition of part of Conrail. Municipal bonds underperformed vs.
Treasuries as ratios widened
due to increased issuance.

Corporate spreads are likely to take their cues from the high yield bond market and equity market. As long as these remain well bid for, high-quality spreads should remain firm. Historically, October has been a month when some spread widening has occurred, so we would not be surprised to see some modest pressure as the fourth quarter 1997 begins.

Emerging markets continue to attract new buyers from both the high yield bond and the high grade bond spectrum of buyers. Political turmoil or a run on some of the local currencies may rattle the global fixed-income markets, but as worldwide economic growth and access to capital remains strong, the likelihood of a "tequila effect" repeat is low.

ZERO COUPON BOND FUND PORTFOLIO PERFORMANCE

The three Zero Coupon Bond Fund Portfolios commenced operations on October 11,
1995. These Portfolios were set up as an option for the Travelers Single Premium
Variable Universal Life Product offered by The Travelers
Insurance Company and
The Travelers Life and Annuity Company. The three
Portfolios have target
maturity dates of December 1998, December 2000 and December 2005, respectively.
The Portfolios invest primarily in U.S. Treasury zero coupon bonds which provide a "locked-in" rate of return. Zero coupons, sometimes referred to as "strips," are long-term U.S. Treasury bonds that have been "stripped" of their interest coupons. Instead of regular interest payments, these securities offer return based on the difference between the purchase price and the value at maturity, or par value. The yield for a zero coupon is the difference in price over the time until the bond matures.

To enhance performance, we have added corporate zero coupons and other spread assets such as senior notes. Because spread assets are difficult to find, we vary the maturities within a year or two range to increase the universe of spread assets. We balance the Portfolio's maturities to match the interest rate risk of a zero coupon with the Portfolios' target maturity date.

ZERO COUPON BOND FUND PORTFOLIO SERIES 1998

The Zero Coupon Bond Fund Portfolio Series 1998 had a total return of 2.50% for the six months ended June 30, 1997 versus the Merrill
Lynch Zero Coupon - 2 year
total return of 2.81% for the same period.

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

The Zero Coupon Bond Fund Portfolio Series 2000 had a total return of 2.31% for the six months ended June 30, 1997 versus the Merrill
Lynch Zero Coupon - 5 year
total return of 2.59% for the same period.

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

The Zero Coupon Bond Fund Portfolio Series 2005 had a total return of 2.11% for the six months ended June 30, 1997 versus the Merrill
Lynch Zero Coupon - 10
year total return of 2.31% for the same period.

In closing, thank you for investing in The Travelers
Series Trust: Zero Coupon
Bond Fund Portfolios. We look forward to serving your investment needs.

Sincerely,

/S/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

July 22, 1997

       ---------------------------------------------------
----------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO
SERIES 1998
(UNAUDITED)

              AVERAGE ANNUAL RETURNS ---------------------
   ------------------------
   Six Months Ended 6/30/97+             2.50%
   Year Ended 6/30/97
6.35
   10/11/95* through 6/30/97
5.26
   *Commencement of operations
   +Total Return is not annualized, as it
    may not be representative of the total
    return for the year.

This chart assumes an initial investment of $10,000 made on October
11, 1995, assuming reinvestment of dividends, through June
30,
1997. The Merrill Lynch Zero Coupon - 2 year is comprised of U.S.
government stripped securities which have a maturity not greater than two years.

                               Zero Coupon
                                Bond Fund      Merrill
    Lynch Measurement Period    Portfolio      Zero Coupon
    -
   (Fiscal Year Covered)       Series 1998         2 year
10/11/95                               10,000
10,000
12/31/95                               10,211
10,299
12/31/96                               10,655
10,738
6/30/97                                10,922
11,039

----------------------------------------------------------
---------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

----------------------------------------------------------
---------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO
SERIES 2000
(UNAUDITED)

              AVERAGE ANNUAL RETURNS ---------------------
   ------------------------
   Six Months Ended 6/30/97+                2.31%
   Year Ended 6/30/97
6.91
   10/11/95* through 6/30/97
4.81
   *Commencement of operations
   +Total Return is not annualized, as it may
    not be representative of the total return
    for the year.

This chart assumes an initial investment of $10,000 made on October
11, 1995, assuming reinvestment of dividends, through June
30,
1997. The Merrill Lynch Zero Coupon - 5 year is comprised of U.S.
government stripped securities which have a maturity not greater than five years.

                               Zero Coupon
                                Bond Fund      Merrill
    Lynch Measurement Period    Portfolio      Zero Coupon
    -
   (Fiscal Year Covered)       Series 2000         5 year
10/11/95                               10,000
10,000
12/31/95                               10,252
10,405
12/31/96                               10,596
10,648
6/30/97                                10,841
10,924

----------------------------------------------------------
---------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

----------------------------------------------------------
---------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO
SERIES 2005
(UNAUDITED)

              AVERAGE ANNUAL RETURNS ---------------------
   ------------------------
   Six Months Ended 6/30/97+                2.11%
   Year Ended 6/30/97
9.21
   10/11/95* through 6/30/97
4.59
   *Commencement of operations
   +Total Return is not annualized, as it may
    not be representative of the total return
    for the year.

This chart assumes an initial investment of $10,000 made on
October
11, 1995, assuming reinvestment of dividends, through June
30,
1997. The Merrill Lynch Zero Coupon - 10 year is comprised of U.S.
government stripped securities which have a maturity not greater than ten years.

                               Zero Coupon
                                Bond Fund      Merrill
    Lynch Measurement Period    Portfolio      Zero Coupon
    -
   (Fiscal Year Covered)       Series 2005        10 year
10/11/95                               10,000
10,000
12/31/95                               10,480
10,587
12/31/96                               10,580
10,584
6/30/97                                10,802
10,829

----------------------------------------------------------
---------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997

                  ZERO COUPON BOND FUND PORTFOLIO SERIES
1998

  FACE
 AMOUNT     RATING
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
U.S. TREASURY OBLIGATION -- 56.8%
$810,000     AAA      U.S. Treasury Notes, Stripped
Principal Payment Only due 11/15/98
                      (Cost -
$748,788).................................................
 .. ..   $  747,573 ---------------------------------------
----------------------------------------------------------
-------COLLATERALIZED MORTGAGE OBLIGATION -- 3.4%
  48,964     AAA      Federal Home Loan Mortgage Corp.,
zero
coupon bond to yield 6.727% due
                        12/15/99 (Cost -
$44,968)...........................................
44,650 ---------------------------------------------------
------------------------------------------------------
CORPORATE BONDS AND NOTES -- 15.3% -----------------------
----------------------------------------------------------
------------------------
AUTOMOBILE -- 3.7%
  48,000     A        General Motors Acceptance Corp.,
Notes, 7.500% due 5/26/00.............       49,140 ------
----------------------------------------------------------
-----------------------------------------
BANKING -- 3.9%
  60,000     AAA      Deutsche Bank Financial, zero coupon
medium term note to yield 6.401%
                        due
2/1/00....................................................
 .. .....       50,925 ------------------------------------
----------------------------------------------------------
-----------
FINANCE -- 7.7%
  60,000     A*       Avco Financial Services, Inc., zero
coupon structure note to yield
                        6.571% due
12/16/98..................................................
54,675
  50,000     A        Sears Overseas Financial NV, zero
coupon bond to yield 5.945% due
7/12/98...................................................
 .. .........    46,971
----------------------------------------------------------
-----------------------------------------------

101,646 --------------------------------------------------
-------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
(Cost -- $202,738).....................      201,711 -----
----------------------------------------------------------
------------------------------------------
FOREIGN CORPORATE BONDS AND NOTES -- 16.1% ---------------
----------------------------------------------------------
--------------------------------
BANKING -- 7.8%
  60,000     A2*      Chemical New York NV Corp., zero
coupon bond to yield 7.085% due
2/16/99...................................................
 .. .........    50,287
  60,000     NR       International Bank of Reconstruction
&
Development, zero coupon bond to
                        yield 7.042% due
4/16/99.............................................
52,331 ---------------------------------------------------
------------------------------------------------------
102,618 --------------------------------------------------
-------------------------------------------------------
FOOD -- 4.2%
  62,000     A1*      PepsiCo, Inc., zero coupon note to
yield 6.720% due 5/25/99............       55,025
----------------------------------------------------------
-----------------------------------------------
INSURANCE -- 4.1%
  60,000     AA       New England Life, zero coupon bond
to
yield 7.001% due 2/1/99..........       54,413
----------------------------------------------------------
-----------------------------------------------
                      TOTAL FOREIGN CORPORATE BONDS AND
NOTES (Cost -- $216,890).............      212,056
----------------------------------------------------------
-----------------------------------------------
REPURCHASE AGREEMENT -- 8.4%
111,000              Citibank, 5.270% due 7/1/97; Proceeds
at maturity -- $111,016;
                      (Fully collateralized by U.S.
Treasury Note, 5.375% due 5/31/98;
                      Market value -- $115,144) (Cost -
$111,000)...........................      111,000
----------------------------------------------------------
-----------------------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost -
$1,324,384**).......................   $1,316,990 --------
----------------------------------------------------------
---------------------------------------

** Aggregate cost for Federal income tax purposes is

substantially the same.

   See page 8 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                  ZERO COUPON BOND FUND PORTFOLIO SERIES
2000

  FACE
 AMOUNT     RATING
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
U.S. TREASURY OBLIGATIONS -- 58.1%
$558,000     AAA      U.S. Treasury Notes, Stripped
Principal Payment Only due 11/15/00......   $  453,118
 167,000     AAA      U.S. Treasury Notes, Stripped
Principal Payment Only due 5/15/01.......      131,292
 300,000     AAA      U.S. Treasury Notes, Stripped
Principal Payment Only due 8/15/01.......      232,032
  74,000     AAA      U.S. Treasury Notes, Stripped
Principal Payment Only due 11/15/02......       52,891
  47,000     AAA      U.S. Treasury Notes, Stripped
Principal Payment Only due 2/15/03.......       32,945 ---
----------------------------------------------------------
--------------------------------------------
                      TOTAL U.S. TREASURY OBLIGATIONS
(Cost -- $907,596).....................      902,278 -----
----------------------------------------------------------
-----------------------------------------COLLATERALIZED
MORTGAGE OBLIGATION -- 3.3%
  62,000     AAA      Federal Home Loan Mortgage Corp.,
zero
coupon bond to yield 7.433% due
                        9/15/18 (Cost -
$51,818)............................................
51,305 ---------------------------------------------------
------------------------------------------------------
CORPORATE BONDS AND NOTES -- 18.2% -----------------------
----------------------------------------------------------
------------------------
FINANCIAL SERVICES -- 6.6%
  65,000     AAA      Exxon Capital Ventures, Inc., zero
coupon guaranteed note to yield
                        6.538% due
2/15/01...................................................
51,431
  60,000     AAA      Deutsche Bank Financial, Inc., zero
coupon medium term note to yield
                        6.546% due
2/1/00....................................................
50,925 ---------------------------------------------------
------------------------------------------------------

102,356 --------------------------------------------------
-------------------------------------------------------
FOODS -- 3.3%
  70,000     AA-      Archer-Daniels Midland Co., zero
coupon bond to yield 6.505% due
5/1/02....................................................
 .. .........    50,662
----------------------------------------------------------
-----------------------------------------------
HOSPITAL SUPPLIES & SERVICES -- 3.4%
  65,000     A-       Hospital Corp. of America, zero
coupon
bond to yield 7.306% due

6/1/00....................................................
 .. .........    52,325
----------------------------------------------------------
----------------------------------------------
TELECOMMUNICATIONS -- 4.9%
  70,000     BBB-     Tele-Communications Inc., amortizing
note, 9.650% due 10/1/03..........       75,687 ----------
----------------------------------------------------------
-------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
(Cost -- $283,242).....................      281,030 -----
----------------------------------------------------------
------------------------------------------
FOREIGN BONDS AND NOTES -- 20.4% -------------------------
----------------------------------------------------------
----------------------
BANKING -- 6.6%
  60,000     A1*      Chemical New York NV Corp., zero
coupon bond to yield 7.085% due
2/16/99...................................................
 .. .........       50,288
  60,000     NR       International Bank of Reconstruction
&
Development, zero coupon bond to
                        yield 7.042% due
4/16/99.............................................
52,331 ---------------------------------------------------
------------------------------------------------------
102,619 --------------------------------------------------
-------------------------------------------------------
FINANCIAL SERVICES -- 3.4%
  65,000     A+       American Express Co., zero coupon
bond
to yield 6.736% due 12/12/00....       52,244 ------------
----------------------------------------------------------
-----------------------------------
FOODS -- 3.5%
  62,000     A1*      PepsiCo, Inc., zero coupon note to
yield 6.720% due 5/25/99............       55,025
----------------------------------------------------------
-----------------------------------------------
FOREIGN GOVERNMENT -- 3.4%
  64,000     AA+      Kingdom of Sweden, zero coupon note
to
yield 6.210% due 7/31/00........       52,760 ------------
----------------------------------------------------------
-----------------------------------
INSURANCE -- 3.5%
  60,000     AA       New England Life, zero coupon bond
to
yield 7.001% due 2/1/99..........       54,413
----------------------------------------------------------
-----------------------------------------------
                      TOTAL FOREIGN BONDS AND NOTES (Cost
-$323,186).......................      317,061 -----------
----------------------------------------------------------
------------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost -
$1,565,842**).......................   $1,551,674 --------
----------------------------------------------------------
---------------------------------------

** Aggregate cost for Federal income tax purposes is

substantially the same.

   See page 8 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
---------
--------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                  ZERO COUPON BOND FUND PORTFOLIO SERIES
2005

   FACE
  AMOUNT      RATING
SECURITY                                    VALUE
----------------------------------------------------------
------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 84.1%
$1,090,000     AAA      U.S. Treasury Note, Stripped
Principal Payment Only due 11/15/05......   $  632,876
 1,435,000     AAA      U.S. Treasury Note, Stripped
Principal Payment Only due 2/15/06.......      817,706
   379,000     AAA      U.S. Treasury Note, Stripped
Principal Payment Only due 2/15/09.......      174,420 ---
----------------------------------------------------------
---------------------------------------------
                        TOTAL U.S. TREASURY OBLIGATIONS
(Cost -- $1,620,404)..................    1,625,002 ------
----------------------------------------------------------
------------------------------------------
CORPORATE BONDS AND NOTES -- 5.3% ------------------------
----------------------------------------------------------
------------------------
FINANCE -- 2.7%
    80,000     A+       Grand Metro Investment, zero
coupon
note to yield 6.967% due 1/6/04...       51,300
----------------------------------------------------------
------------------------------------------------
FOODS -- 2.6%
    70,000     AA-      Archer-Daniels Midland Co., zero
coupon bond to yield 6.505% due

5/1/02....................................................
 .. ........    50,662
----------------------------------------------------------
------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
(Cost -- $103,555)....................      101,962 ------
----------------------------------------------------------
------------------------------------------
FOREIGN BONDS AND NOTES -- 10.6% -------------------------
----------------------------------------------------------
-----------------------
BANKING -- 2.8%
    75,000     A1*      Chemical New York NV Corp., zero
coupon bond to yield 7.390% due

2/16/02...................................................
 .. ........    55,031
----------------------------------------------------------
------------------------------------------------
FINANCE -- 2.6%
    80,000     AAA      Exxon Capital Corp., zero coupon
note to yield 7.057% due 11/15/04....       50,200
----------------------------------------------------------
------------------------------------------------
FOODS -- 2.6%
    80,000     A+       General Mills Inc., zero coupon
bond
to yield 7.322% due 8/15/04......       49,300
----------------------------------------------------------
------------------------------------------------
INSURANCE -- 2.6%
    80,000     AAA      American International Group, zero
coupon bond to yield 7.103% due

8/15/04...................................................
 .. ........                49,700
----------------------------------------------------------
------------------------------------------------
                        TOTAL FOREIGN BONDS AND NOTES
(Cost -- $206,182)......................     204,231
----------------------------------------------------------
------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -
$1,930,141**)......................   $1,931,195 ---------
----------------------------------------------------------
---------------------------------------

** Aggregate cost for Federal income tax purposes is

substantially the same.

   See page 8 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 BOND RATINGS

All ratings are by Standard & Poor's Ratings Service
("Standard & Poor's),
except those identified by an asterisk (*) are rated by Moody's Investors
Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --   Bonds rated "AAA" have the highest rating
assigned by Standard & Poor's. Capacity to pay
           interest and repay principal are extremely
strong.
AA    --   Bonds rated "AA" have a very strong capacity to
pay interest and repay principal and differ
           from the highest rated issue only in a small
degree.
A     --   Bonds rated "A" have a strong capacity to pay
interest and repay principal although they are
           somewhat more susceptible to the adverse
effects of changes in circumstances and economic
           conditions than bonds in higher rated
categories.
BBB   --   Bonds rated "BBB" are regarded as having an
adequate capacity to pay interest and repay
           principal. Whereas they normally exhibit
adequate protection parameters, adverse economic
           conditions or changing circumstances are more
likely to lead to a weakened capacity to pay
           interest and repay principal for bonds in this
category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   --   Bonds that are rated "Aaa" are judged to be of
the best quality. They carry the smallest
           degree of investment risk and are generally
referred to as "gilt edge." Interest payments are
           protected by a large or by an exceptionally
stable margin and principal is secure. While the
           various protective elements are likely to
change, such changes as can be visualized are most
           unlikely to impair the fundamentally strong
position of such issues.
Aa    --   Bonds that are rated "Aa" are judged to be of
high quality by all standards. Together with
           the Aaa group they comprise what are generally
known as high grade bonds. They are rated
           lower than the best bonds because margins of
protection may not be as large as in Aaa
           securities or fluctuation of protective
elements may be of greater amplitude or there may be
           other elements present which make the long-term
risks appear somewhat larger than in Aaa
           securities.
A     --   Bonds that are rated "A" possess many favorable
investment attributes and are to be
           considered as upper medium grade obligations.
Factors giving security to principal and
           interest are considered adequate but elements
may be present which suggest a susceptibility
          to impairment some time in the future.
Baa   --   Bonds that are rated "Baa" are considered as
medium grade obligations, i.e., they are neither
           highly protected nor poorly secured. Interest
payments and principal security appear adequate
           for the present but certain protective elements
may be lacking or may be characteristically
           unreliable over any great length of time. Such
bonds lack outstanding investment
           characteristics and in fact have speculative
characteristics as well.

NR    --   Indicates that the bond is not rated by
Standard
& Poor's or Moody's.

----------------------------------------------------------
---------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1997


ZERO COUPON    ZERO COUPON    ZERO

COUPON

BOND FUND      BOND FUND      BOND FUND

PORTFOLIO      PORTFOLIO      PORTFOLIO

SERIES 1998    SERIES 2000    SERIES
2005
----------------------------------------------------------
--------------------------------------------------
ASSETS:
 Investments, at value (Cost -- $1,324,384, $1,565,842 and
     $1,930,141,
respectively)....................................
$1,316,990     $1,551,674     $1,931,195
Cash......................................................
 .. ....         827         69,211         16,864
  Interest
receivable.............................................
911          1,680             --
  Receivable from
affiliate.......................................
46,767 46,660  45,808
----------------------------------------------------------
--------------------------------------------------
  TOTAL
ASSETS....................................................
1,365,495      1,669,225      1,993,867
----------------------------------------------------------
-------------------------------------------------
LIABILITIES:
  Accrued
expenses................................................
19,401         18,857         16,802
----------------------------------------------------------
--------------------------------------------------
  TOTAL
LIABILITIES...............................................
19,401         18,857         16,802
----------------------------------------------------------
--------------------------------------------------
TOTAL NET
ASSETS..................................................
$1,346,094     $1,650,368     $1,977,065
----------------------------------------------------------
--------------------------------------------------
NET ASSETS:
  Paid-in
capital.................................................
$1,317,951     $1,622,259     $1,922,712
  Undistributed net investment
income.............................      36,483 47,987
63,806
  Accumulated net realized loss on security
transactions..........        (946)        (5,710)
(10,507)
  Net unrealized appreciation (depreciation) of
investments.......      (7,394)       (14,168)
1,054 ----------------------------------------------------
--------------------------------------------------------
TOTAL NET
ASSETS..................................................
$1,346,094     $1,650,368     $1,977,065 -----------------
----------------------------------------------------------
---------------------------------
SHARES
OUTSTANDING...............................................
 . 131,441        161,880        194,208 ------------------
----------------------------------------------------------
--------------------------------
NET ASSET VALUE, PER
SHARE........................................      $10.24
$10.19         $10.18 ------------------------------------
----------------------------------------------------------
--------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
   STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX
                          MONTHS
ENDED JUNE 30, 1997


ZERO COUPON     ZERO COUPON     ZERO COUPON

BOND FUND       BOND FUND       BOND FUND

PORTFOLIO       PORTFOLIO       PORTFOLIO

SERIES 1998     SERIES 2000     SERIES
2005
----------------------------------------------------------
--------------------------------------------------
INVESTMENT INCOME:

Interest..................................................
 .. ..   $  37,473       $  49,174       $  63,954 --------
----------------------------------------------------------
-----------------------------------------EXPENSES:
  Audit and
legal...............................................
10,000          10,000          10,000
  Shareholder and system servicing
fees.........................       3,750
3,750
3,750
  Trustees'
fees................................................
1,000           1,000           1,000
  Investment advisory fees (Note
2).............................         660
791
983

Custody...................................................
 .. ..         100                   100         100

Other.....................................................
 .. ..       1,000                 1,000       1,000
----------------------------------------------------------
--------------------------------------------------
  TOTAL
EXPENSES................................................
16,510          16,641          16,833
 Less: Investment advisory fee and expense reimbursements
(Note

2)........................................................
 . (15,520)      (15,454)        (15,359)
----------------------------------------------------------
--------------------------------------------------
  NET
EXPENSES..................................................
990           1,187           1,474 ----------------------
----------------------------------------------------------
----------------------------
NET INVESTMENT
INCOME...........................................
36,483          47,987          62,480
----------------------------------------------------------
--------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
  Net Realized Loss From Security Transactions (excluding
  short-term securities):
     Proceeds from
sales........................................     305,684
463,791         178,552
     Cost of securities
sold....................................     306,630
466,463         181,585
----------------------------------------------------------
--------------------------------------------------
  NET REALIZED
LOSS.............................................
(946)         (2,672)         (3,033) --------------------
----------------------------------------------------------
------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
     Investments:
     Beginning of
period........................................
(4,686) (6,197) 19,427
     End of
period..............................................
(7,394)        (14,168)          1,054 -------------------
----------------------------------------------------------
-------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION

(DEPRECIATION)............................................
 . (2,708)       (7,971)        (18,373)
----------------------------------------------------------
--------------------------------------------------
NET LOSS ON
INVESTMENTS.........................................
(3,654)        (10,643)        (21,406) ------------------
----------------------------------------------------------
--------------------------------
INCREASE IN NET ASSETS FROM
OPERATIONS..........................   $  32,829       $
37,344       $  41,074 -----------------------------------
----------------------------------------------------------
---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------
---------------------
 STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED) AND
THE YEAR ENDED DECEMBER 31, 1996

ZERO COUPON BOND FUND PORTFOLIO SERIES 1998
1997          1996 ---------------------------------------
----------------------------------------------------------
-------
OPERATIONS:
  Net investment
income....................................................
 .. .                     $   36,483    $   65,673
  Net realized gain
(loss)....................................................
(946)        1,301
  Increase in net unrealized
depreciation.....................................
(2,708)      (17,675) ------------------------------------
----------------------------------------------------------
----------
  INCREASE IN NET ASSETS FROM
OPERATIONS......................................
32,829        49,299 -------------------------------------
----------------------------------------------------------
--------DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment
income....................................................
 .. .                             --       (78,270)
  Net realized
gain......................................................
 .. ...           --       (943)
----------------------------------------------------------
----------------------------------------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS
--       (79,213) ----------------------------------------
----------------------------------------------------------
------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of
shares............................................
35,964       239,165
   Net asset value of shares issued for reinvestment of
dividends                         --        79,213
  Cost of shares
reacquired................................................
 .. .                        (25,269)       (9,692)
----------------------------------------------------------
----------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
TRANSACTIONS.........................       10,695
308,686 --------------------------------------------------
------------------------------------------------------
INCREASE IN NET
ASSETS....................................................
 .. ..       43,524       278,772
NET ASSETS:
  Beginning of
period....................................................
 .. ...    1,302,570     1,023,798 ------------------------
----------------------------------------------------------
----------------------
  END OF
PERIOD*...................................................
 .. .........   $1,346,094    $1,302,570 ------------------
----------------------------------------------------------
----------------------------
* Includes undistributed net investment income
of:............................      $36,483            --
----------------------------------------------------------
---------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED) AND
THE YEAR ENDED DECEMBER 31, 1996

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
1997          1996 ---------------------------------------
----------------------------------------------------------
-------
OPERATIONS:
  Net investment
income....................................................
 .. .                     $   47,987    $   76,115
  Net realized
loss......................................................
 .. ...       (2,672)    (1,828)
  Increase in net unrealized
depreciation.....................................
(7,971)      (25,539) ------------------------------------
----------------------------------------------------------
----------
  INCREASE IN NET ASSETS FROM
OPERATIONS......................................
37,344        48,748 -------------------------------------
----------------------------------------------------------
--------DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment
income....................................................
 .. .                             --       (88,804)
----------------------------------------------------------
----------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
SHAREHOLDERS...................           --
(88,804)
----------------------------------------------------------
--
--------------------------------------------FUND SHARE
TRANSACTIONS (NOTE 8):
  Net proceeds from sale of
shares............................................
61,582       504,039
   Net asset value of shares issued for reinvestment of
dividends..............           --        88,804
  Cost of shares
reacquired................................................
 .. .                        (13,302)      (17,510)
----------------------------------------------------------
----------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
TRANSACTIONS.........................       48,280
575,333 --------------------------------------------------
------------------------------------------------------
INCREASE IN NET
ASSETS....................................................
 .. ..       85,624       535,277
NET ASSETS:
  Beginning of
period....................................................
 .. ...    1,564,744     1,029,467 ------------------------
----------------------------------------------------------
----------------------
  END OF
PERIOD*...................................................
 .. .........   $1,650,368    $1,564,744 ------------------
----------------------------------------------------------
----------------------------
* Includes undistributed net investment income
of:............................      $47,987            --
----------------------------------------------------------
---------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED) AND
THE YEAR ENDED DECEMBER 31, 1996

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
1997          1996 ---------------------------------------
----------------------------------------------------------
-------
OPERATIONS:
  Net investment
income....................................................
 .. .                     $   62,480    $   94,226
  Net realized
loss......................................................
 .. ...       (3,033)    (5,606)
  Decrease in net unrealized
appreciation.....................................
(18,373)      (17,386) -----------------------------------
----------------------------------------------------------
-----------
  INCREASE IN NET ASSETS FROM
OPERATIONS......................................
41,074        71,234 -------------------------------------
----------------------------------------------------------
--------DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment
income....................................................
 .. .                          --      (106,679)
----------------------------------------------------------
----------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
SHAREHOLDERS...................           --
(106,679)
----------------------------------------------------------
----------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of
shares............................................
71,593     1,100,998
   Net asset value of shares issued for reinvestment of
dividends..............           --       106,679
  Cost of shares
reacquired................................................
 .. .                    (189,844)     (167,911)
----------------------------------------------------------
----------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
TRANSACTIONS..............     (118,251)    1,039,766 ----
----------------------------------------------------------
------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS.............................................
(77,177)    1,004,321
NET ASSETS:
  Beginning of
period....................................................
 .. ...    2,054,242     1,049,921 ------------------------
----------------------------------------------------------
----------------------
  END OF
PERIOD*...................................................
 .. .........   $1,977,065    $2,054,242 ------------------
----------------------------------------------------------
----------------------------
* Includes undistributed net investment income
of:............................      $63,806        $1,326
----------------------------------------------------------
----------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       ---------------------------------------------------
----------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

      The Zero Coupon Bond Fund Portfolio Series 1998
("Series 1998"), Zero
Coupon Bond Fund Portfolio Series 2000 ("Series 2000") and
Zero Coupon Bond Fund
Portfolio Series 2005 ("Series 2005"), (collectively the
"Portfolios"), are
separate investment portfolios of The Travelers Series
Trust ("Trust"). The
Trust is a Massachusetts business trust registered under the Investment Company
Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eleven other separate investment portfolios: U.S. Government Securities, Social Awareness
Stock, Utilities,
Travelers Quality Bond, Lazard International Stock, MFS
Emerging Growth,
Federated High Yield, Federated Stock, Large Cap, Equity
Income Portfolios and
Mid Cap Disciplined Equity Fund. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis;
(f) gains or losses on
the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations.
Accordingly, a portion
of overdistributed net investment income amounting to $169, $97, and $520, were reclassified to paid-in capital for Series 1998, Series
2000, and Series 2005,
respectively. Net investment income, net realized gains and net assets for each
Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER
TRANSACTIONS
   Travelers Asset Management International Corporation
("TAMIC"), an indirect
wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Portfolios. The Portfolios pay TAMIC an investment management and advisory fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly.

    Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers
Insurance has entered into a sub-administrative services agreement with Smith
Barney Mutual Funds Management, Inc. ("SBMFM"). Travelers
Insurance pays SBMFM,
as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     For the six months ended June 30, 1997, Travelers
Insurance has agreed to
reimburse Series 1998, Series 2000, and Series 2005 for expenses in the amount of $15,520, $15,454, and $15,359, respectively.

----------------------------------------------------------
--
--------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     3.  INVESTMENTS

      During the six months ended June 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


SERIES 1998     SERIES 2000     SERIES 2005 --------------
----------------------------------------------------------
----------------------------------------
Purchases.................................................
 .. ........   $ 208,035       $ 427,702       $  25,773
Sales.....................................................
 .. ........     305,684         463,791         178,552 --
----------------------------------------------------------
---------------------------------------------------

     At June 30, 1997, the aggregate unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


SERIES 1998     SERIES 2000     SERIES 2005 --------------
----------------------------------------------------------
----------------------------------------
Gross unrealized
appreciation.......................................    $
138        $   4,200       $  24,236
Gross unrealized
depreciation.......................................
(7,532)         (18,368)        (23,182) -----------------
----------------------------------------------------------
-------------------------------------
Net unrealized appreciation
(depreciation)..........................    $(7,394)
$ (14,168)      $   1,054 --------------------------------
----------------------------------------------------------
---------------------

     4.  REPURCHASE AGREEMENTS

    The Portfolios purchase (and their custodian takes possession of) U.S.
government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date
(generally, the next
business day) at an agreed-upon higher repurchase price.
The Portfolios require
continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker.
Additional securities are
also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-tomarket" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract. The
Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

   At June 30, 1997, the Portfolios had no open futures contracts.

     6.  STRIPPED SECURITIES

     Each Portfolio will invest primarily in "Stripped
Securities," a term used
collectively for Stripped Treasury Securities, Stripped
Government Securities,
Stripped Corporate Securities, and Stripped Eurodollar
Obligations; as well as
other stripped securities. Stripped securities can be securities consisting of debt obligations that have been stripped of unmatured interest coupons, securities consisting of unmatured interest coupons that have been stripped from debt obligations, or debt obligations that are issued without interest coupons and are sold at substantial discounts from their face amounts.

   Stripped securities do not make periodic payments of interest prior to maturity. The market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. Fluctuations in response to interest rates may be greater than those for debt obligations of comparable maturities that pay interest currently.
The amount of fluctuation increases with a longer period of maturity.

----------------------------------------------------------
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, Series 2000 and Series 2005 had, for Federal income tax purposes, approximately $700 and $7,500, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:


2003       2004 ------------------------------------------
----------------------------------------------------------
--
Series
2000......................................................
 .. .................  $  700         --
Series
2005......................................................
 .. .................   1,900     $5,600 ------------------
----------------------------------------------------------
--------------------------

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value.
Transactions in shares of each
Portfolio were as follows:


SIX MONTHS ENDED        YEAR ENDED

JUNE 30, 1997       DECEMBER 31, 1996 --------------------
----------------------------------------------------------
------------------------
SERIES 1998
Shares
sold....................................................
3,568               23,525
Shares issued on
reinvestment..................................
-7,906
Shares
redeemed................................................
(2,489)                (944) -----------------------------
----------------------------------------------------------
---------------
Net
Increase..................................................
 . 1,079               30,487 -----------------------------
----------------------------------------------------------
---------------
SERIES 2000
Shares
sold....................................................
6,123               50,040
Shares issued on
reinvestment..................................
-8,881
Shares
redeemed................................................
(1,330)              (1,710) -----------------------------
----------------------------------------------------------
---------------
Net
Increase..................................................
 . 4,793               57,211 -----------------------------
----------------------------------------------------------
---------------
SERIES 2005
Shares
sold....................................................
7,217              111,855
Shares issued on
reinvestment..................................
-10,654
Shares
redeemed................................................
(19,055)             (16,627) ----------------------------
----------------------------------------------------------
----------------
Net Increase
(Decrease)........................................
(11,838)             105,882 -----------------------------
----------------------------------------------------------
---------------

----------------------------------------------------------
---------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

ZERO COUPON BOND FUND PORTFOLIO SERIES 1998
1997(a)       1996        1995(b)
----------------------------------------------------------
----------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD.................................   $ 9.99 $10.25
$10.00
----------------------------------------------------------
----------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income
(c)..........................................     0.28
0.53         0.12
  Net realized and unrealized gain
(loss)............................    (0.03)       (0.13)
0.13 -----------------------------------------------------
---------------------------------------------------
Total Income From
Operations.........................................
0.25 0.40         0.25 -----------------------------------
----------------------------------------------------------
-----------
LESS DISTRIBUTIONS FROM:
  Net investment
income..............................................
-        (0.65)          --
  Net realized
gains.................................................
--        (0.01)          --------------------------------
----------------------------------------------------------
---------------
Total
Distributions.............................................
 .. ...       --        (0.66)          -------------------
----------------------------------------------------------
----------------------------
NET ASSET VALUE, END OF
PERIOD.......................................   $10.24
$ 9.99       $10.25
----------------------------------------------------------
----------------------------------------------
TOTAL
RETURN....................................................
 .. ...     2.50%++      3.94%        2.50%++ -------------
----------------------------------------------------------
---------------------------------
NET ASSETS, END OF PERIOD
(000'S)....................................   $1,346
$1,303       $1,024 --------------------------------------
----------------------------------------------------------
--------
RATIOS TO AVERAGE NET ASSETS:
  Expenses
(c)(d)....................................................
0.15%+       0.15%        0.15%+
  Net investment
income..............................................
5.51+        5.64         5.55+ --------------------------
----------------------------------------------------------
--------------------
PORTFOLIO TURNOVER
RATE..............................................
16% 19%          20% -------------------------------------
----------------------------------------------------------
---------

(a) For the six months ended June 30, 1997 (unaudited).
(b) For the period from October 11, 1995 (commencement of operations) to
    December 31, 1995.
(c) For the six months ended June 30, 1997 and the year ended December 31, 1996,
    The Travelers reimbursed the Portfolio for $15,520 and $31,112 in expenses, respectively. If expenses were not reimbursed, the per share decrease of net investment income and expense ratios would have been as follows:

                PER SHARE DECREASES                EXPENSE
RATIOS
              TO NET INVESTMENT INCOME          WITHOUT
REIMBURSEMENT
              ------------------------          ----------
----------
1997                   $ 0.12
2.51%+
1996                     0.24
2.82

(d) The expense ratio for the period ended December 31, 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratio would have been 6.51% (annualized).
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

----------------------------------------------------------
---------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
1997(a)       1996        1995(b)
----------------------------------------------------------
---------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD.................................   $ 9.96 $10.31
$10.00
----------------------------------------------------------
---------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income
(c)..........................................     0.30
0.50         0.13
  Net realized and unrealized gain
(loss)............................    (0.07)       (0.22)
0.18 -----------------------------------------------------
--------------------------------------------------
Total Income From
Operations.........................................
0.23 0.28         0.31 -----------------------------------
----------------------------------------------------------
----------
LESS DISTRIBUTIONS FROM:
  Net investment
income..............................................
-        (0.63)          --
----------------------------------------------------------
---------------------------------------------
Total
Distributions.............................................
 .. ...       --        (0.63)          -------------------
----------------------------------------------------------
---------------------------
NET ASSET VALUE, END OF
PERIOD.......................................   $10.19
$ 9.96       $10.31
----------------------------------------------------------
---------------------------------------------
TOTAL
RETURN....................................................
 .. ...     2.31%++      2.76%        3.10%++ -------------
----------------------------------------------------------
--------------------------------
NET ASSETS, END OF PERIOD
(000'S)....................................   $1,650
$1,565       $1,029 --------------------------------------
----------------------------------------------------------
-------
RATIOS TO AVERAGE NET ASSETS:
  Expenses
(c)(d)....................................................
0.15%+       0.15%        0.15%+
  Net investment
income..............................................
6.05+        5.74         5.61+ --------------------------
----------------------------------------------------------
-------------------
PORTFOLIO TURNOVER
RATE..............................................
27% 33%          34% -------------------------------------
----------------------------------------------------------
--------

(a) For the six months ended June 30, 1997 (unaudited).
(b) For the period from October 11, 1995 (commencement of operations) to
    December 31, 1995.
(c) For the six months ended June 30, 1997 and the year ended December 31, 1996,
  The Travelers reimbursed the Portfolio for $15,454 and $31,032 in expenses, respectively. If expenses were not reimbursed, the per share decrease of net investment income and expense ratios would have been as follows:

                PER SHARE DECREASES                EXPENSE
RATIOS
              TO NET INVESTMENT INCOME          WITHOUT
REIMBURSEMENT
              ------------------------          ----------
----------
1997                   $ 0.10
2.10%+
1996                     0.20
2.49

(d) The expense ratio for the period ended December 31, 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratio would have been 6.51% (annualized).
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

----------------------------------------------------------
---------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
1997(a)       1996         1995(b)
----------------------------------------------------------
-------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD..............................   $ 9.97       $10.48
$10.00 ---------------------------------------------------
--------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income
(c).......................................     0.32 0.48
0.13
  Net realized and unrealized gain
(loss).........................    (0.11)       (0.38)
0.35
----------------------------------------------------------
-------------------------------------------
Total Income From
Operations......................................     0.21
0.10          0.48
----------------------------------------------------------
-------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment
income...........................................       -
(0.61)           --
----------------------------------------------------------
-------------------------------------------
Total
Distributions.............................................
 .. --        (0.61)           ----------------------------
----------------------------------------------------------
----------------
NET ASSET VALUE, END OF
PERIOD....................................   $10.18
$ 9.97        $10.48 -------------------------------------
----------------------------------------------------------
------
TOTAL
RETURN....................................................
 .. 2.11%++   0.90%         4.80%++
----------------------------------------------------------
-------------------------------------------
NET ASSETS, END OF PERIOD
(000'S).................................   $1,977
$2,054        $1,050
----------------------------------------------------------
-------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses
(c)(d).................................................
0.15%+       0.15%         0.15%+
  Net investment
income...........................................
6.34+ 6.14    5.89+
----------------------------------------------------------
-------------------------------------------
PORTFOLIO TURNOVER
RATE...........................................        1%
17%           23%
----------------------------------------------------------
-------------------------------------------

(a) For the six months ended June 30, 1997 (unaudited).
(b) For the period from October 11, 1995 (commencement of operations) to
    December 31, 1995.
(c) For the six months ended June 30, 1997 and the year ended December 31, 1996,
  The Travelers reimbursed the Portfolio for $15,359 and $30,922 in expenses, respectively. If expenses were not reimbursed, the per share decrease of net investment income and expense ratios would have been as follows:

                PER SHARE DECREASES                EXPENSE
RATIOS
              TO NET INVESTMENT INCOME          WITHOUT
REIMBURSEMENT
              ------------------------          ----------
----------
1997                   $ 0.08
1.72%+
1996                     0.15
2.17

(d) The expense ratio for the period ended December 31, 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratio would have been 6.48% (annualized).
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                               Investment Advisor
              TRAVELERS ASSET MANAGEMENT
              INTERNATIONAL
CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                             KPMG PEAT MARWICK LLP

                               New York, New York

                                   Custodian

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Zero Coupon Bond Fund Portfolio
Series 1998, Zero
Coupon Bond Fund Portfolio Series 2000 and Zero Coupon
Bond Fund Portfolio
Series 2005. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable
Universal Life Insurance
products offered by The Travelers Insurance Company and The Travelers Life and
Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-ZERO (Semi-Annual) (6-97) Printed in U.S.A.


[LOGO]


THE TRAVELERS VARIABLE
PRODUCTS FUNDS




SEMI-ANNUAL REPORTS
JUNE 30, 1997



THE TRAVELERS SERIES TRUST:

LARGE CAP PORTFOLIO
EQUITY INCOME PORTFOLIO




[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

CONTENTS

EQUITY INCOME PORTFOLIO

  PERFORMANCE                                     3               How the fund has done over time.

  FUND TALK                                       4               The manager's review of fund performance,
                                                                  strategy and outlook.

  INVESTMENTS                                     5               A complete list of the fund's investments with
                                                                  their market values.

  FINANCIAL STATEMENTS                            9               Statements of assets and liabilities, operations,
                                                                  and changes in net assets, as well as financial
                                                                  highlights.

LARGE CAP PORTFOLIO

  PERFORMANCE                                    11               How the fund has done over time.

  FUND TALK                                      12               The manager's review of fund performance,
                                                                  strategy and outlook.

  INVESTMENTS                                    13               A complete list of the fund's investments with
                                                                  their market values.

  FINANCIAL STATEMENTS                           16               Statements of assets and liabilities, operations,
                                                                  and changes in net assets, as well as financial
                                                                  highlights.

NOTES                                            18               Notes to the financial statements.


This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Neither of the funds is a bank.




SEMIANNUAL REPORT                      2

EQUITY INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance: total percentage change in value or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earns when it sells securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 1997             PAST 6                 LIFE OF
                                        MONTHS                   FUND
Equity-Income Portfolio                 18.25%                  32.07%

S&P 500(R)                              20.61%                  36.90%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period -- in this case, six months or since the fund started on August 30, 1996.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index -- a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

If certain fund expenses had not been reimbursed, the total returns would have been lower.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns will appear once the fund is a year old.

- UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of growth in the long run and volatility in the short run. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND

                         EQUITY
                         INCOME          STANDARD &
                        PORTFOLIO        POOR'S 500
    1996/08/30          10000.00          10000.00
    1996/09/30          10360.00          10477.38
    1996/10/31          10720.00          10766.35
    1996/11/30          11370.00          11580.18
    1996/12/31          11168.65          11350.78
    1997/01/31          11662.13          12059.97
    1997/02/28          11843.74          12154.52
    1997/03/31          11379.28          11655.09
    1997/04/30          11803.35          12350.90
    1997/05/31          12621.21          13102.83
    1997/06/30          13206.83          13689.83


Let's say hypothetically that $10,000 was invested in the Equity Income Portfolio on August 30, 1996, when the fund started. As the chart shows, by June 30, 1997, the investment would have grown to $13,207 -- a 32.07% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $13,690 over the same period -- a 36.90% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE 30, 1997

                                        % OF FUND'S
                                        INVESTMENTS
General Electric Co.                        3.8
Philip Morris Companies, Inc.               3.3
American Express Co.                        2.3
Federal National Mortgage Association       2.1
Allstate Corp.                              1.6

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997


                                        % OF FUND'S
                                        INVESTMENTS
Finance                                    23.3
Energy                                      9.9
Industrial Machinery & Equipment            8.8
Utilities                                   8.6
Nondurables                                 6.8

ASSET ALLOCATION AS OF JUNE 30, 1997*

                                       % OF FUND'S
                                       INVESTMENTS
Stocks                                    90.4%
Convertible securities                     0.7%
Short-term investments                     8.9%
*Foreign investments                       6.9%






                                        3                      SEMIANNUAL REPORT

EQUITY INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



[PHOTO]

An interview with
Stephen Petersen,
Portfolio Manager of
Equity Income Portfolio

Q.  HOW DID THE FUND PERFORM, STEVE?

A. For the six-month period ending June 30, 1997, the fund underperformed the Standard & Poor's 500 Index, which returned 20.61%. Since its inception on August 30, 1996, the fund trailed the S&P 500, which returned 36.90%.

Q.  WHY DID THE FUND SOMEWHAT UNDERPERFORM THE S&P INDEX OVER THE PAST SIX
MONTHS?

A. When you compare the performance of most actively managed diversified funds, like this one, against the S&P 500 index's performance over the period, very few beat the index. In fact, in the first quarter of 1997, less than 9% of all fund managers did so. That's because the index was heavily weighted in a small number of very large-capitalization stocks, and those stocks were the top performers over the period. Diversified funds, by definition, own stocks of several different cap sizes, not just large-cap stocks. In addition, many of the top stocks that contributed to the S&P 500 index's performance, such as technology giants Intel and Microsoft, don't pay dividends, and are therefore not the kind of stocks this fund tends to own. In short, the fund didn't underperform because of poor investment decisions. In fact, most of its heaviest weighted stocks performed relatively well. It's just that some of the very large-cap stocks it didn't own performed better.

Q.  HOW DOES THE FUND DEFINE TYPICAL EQUITY-INCOME STOCKS?

A. In general, they are fairly large market cap companies that pay higher dividend yields than the market. The fund also looks for companies that have been out of favor or those that have been relatively weak performers and where there's now potential for a turnaround in one form or another. By using this combination of established companies and up-and-coming companies, I try to maximize the fund's total returns.

Q.  WHAT WERE THE FUND'S STRONGEST-PERFORMING STOCKS OVER THE PERIOD?

A. General Electric, the fund's largest holding, showed consistently strong earnings growth and performed better than initial expectations. It also benefited from solid cash flow and a sound management team. Another top five holding, Philip Morris, continued to look very strong. Over the period, many of its earnings came from its food business and its tobacco business outside the U.S. In other words, Philip Morris' major growth was outside areas of the company affected by the litigation against the tobacco industry. In addition, financial stock Fannie Mae -- the Federal National Mortgage Association -- which buys mortgages, packages them, creates securities and then sells them back to the marketplace, turned in a strong performance over the period. American Express, another financial stock, also looked attractive. It traded at a discount to the overall market and showed signs of good earnings growth.

Q. AT THE END OF THE PERIOD, FINANCIAL STOCKS MADE UP ABOUT 23% OF THE FUND. WHY DID THEY LOOK GOOD?

A. Financial stocks, which tend to do well when interest rates are low, benefited from the favorable interest rate environment over the period. Over the past six months, many banks generated more capital than they needed to run their businesses, and they invested it by buying back their own stock. In addition, both acquiring and acquired financial companies benefited from recent mergers. Over the period, banks also profited from solid loan growth as the U.S. economy continued to remain relatively strong.

Q.  STEVE, HOW DOES THE FUND LOOK GOING FORWARD?

A. Generally, I will be sticking with large-cap, steady earnings-growth companies with attractive fundamentals and valuations. In addition, I will continue to look for attractive, overlooked, oversold or misunderstood types of companies, which I think show some interesting possibilities going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


- FUND FACTS

GOAL: seeks reasonable income by investing primarily in income-producing equity securities to provide current income and increase the value of the fund's shares

START DATE: August 30, 1996

SIZE: as of June 30, 1997, more than $6 million

MANAGER: Stephen Petersen, since inception, joined Fidelity in 1980






SEMIANNUAL REPORT                        4

EQUITY INCOME PORTFOLIO
INVESTMENTS JUNE 30, 1997 (UNAUDITED)
Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS -- 90.4%

                                                                       SHARES          VALUE (NOTE 1)
AEROSPACE & DEFENSE - 5.8%
AEROSPACE & DEFENSE - 4.4%
AlliedSignal, Inc.  . . . . . . . . . . . . . . . . . . .               1,100             $    92,400
Boeing Co.  . . . . . . . . . . . . . . . . . . . . . . .               1,142                  60,483
GenCorp, Inc. . . . . . . . . . . . . . . . . . . . . . .                 500                  11,563
Gulfstream Aerospace Corp.  . . . . . . . . . . . . . . .                 300                   8,625
Lockheed Martin Corp. . . . . . . . . . . . . . . . . . .               1,200                 124,275
Rockwell International Corp.  . . . . . . . . . . . . . .                 100                   5,900
Textron, Inc. . . . . . . . . . . . . . . . . . . . . . .                 600                  39,825
Thiokol Corp. . . . . . . . . . . . . . . . . . . . . . .                 100                   7,000
United Technologies Corp. . . . . . . . . . . . . . . . .               1,000                  83,000
                                                                                          -----------
                                                                                              433,071
                                                                                          -----------
DEFENSE ELECTRONICS - 1.3%
Northrop Grumman Corp.  . . . . . . . . . . . . . . . . .                 400                  35,125
Raytheon Co.  . . . . . . . . . . . . . . . . . . . . . .               1,700                  86,700
                                                                                          -----------
                                                                                              121,825
                                                                                          -----------
SHIP BUILDING & REPAIR - 0.1%
Newport News Shipbuilding, Inc. . . . . . . . . . . . . .                 440                   8,553
                                                                                          -----------
TOTAL AEROSPACE & DEFENSE . . . . . . . . . . . . . . . . . . . . . .                         563,449
                                                                                          -----------
BASIC INDUSTRIES - 6.6%
CHEMICALS & PLASTICS - 2.7%
Air Products & Chemicals, Inc.  . . . . . . . . . . . . .                 200                  16,250
du Pont (E.I.) de Nemours & Co. . . . . . . . . . . . . .               1,000                  62,875
Great Lakes Chemical Corp.  . . . . . . . . . . . . . . .                 400                  20,950
Hercules, Inc.  . . . . . . . . . . . . . . . . . . . . .                 300                  14,363
Millennium Chemicals, Inc.  . . . . . . . . . . . . . . .                 700                  15,925
Nalco Chemical Co.  . . . . . . . . . . . . . . . . . . .                 600                  23,175
Olin Corp.  . . . . . . . . . . . . . . . . . . . . . . .                 300                  11,719
Union Carbide Corp. . . . . . . . . . . . . . . . . . . .               1,300                  61,181
Witco Corp. . . . . . . . . . . . . . . . . . . . . . . .               1,000                  37,938
                                                                                          -----------
                                                                                              264,376
                                                                                          -----------
IRON & STEEL - 0.4%
Allegheny Teledyne, Inc.  . . . . . . . . . . . . . . . .                 400                  10,800
Inland Steel Industries, Inc. . . . . . . . . . . . . . .                 800                  20,900
Lukens, Inc.  . . . . . . . . . . . . . . . . . . . . . .                 300                   5,644
                                                                                          -----------
                                                                                               37,344
                                                                                          -----------
METALS & MINING - 1.8%
Alcan Aluminium Ltd.  . . . . . . . . . . . . . . . . . .                 500                  17,057
Alumax, Inc. (a)  . . . . . . . . . . . . . . . . . . . .               1,111                  42,149
Aluminum Co. of America . . . . . . . . . . . . . . . . .                 900                  67,838
Harsco Corp.  . . . . . . . . . . . . . . . . . . . . . .                 700                  28,350
Kaiser Aluminum Corp. (a) . . . . . . . . . . . . . . . .                 600                   7,350
Phelps Dodge Corp.  . . . . . . . . . . . . . . . . . . .                 100                   8,519
                                                                                          -----------
                                                                                              171,263
                                                                                          -----------
PAPER & FOREST PRODUCTS - 1.7%
Boise Cascade Corp. . . . . . . . . . . . . . . . . . . .                 500                  17,656
Champion International Corp.  . . . . . . . . . . . . . .                 600                  33,150
Georgia-Pacific Corp. . . . . . . . . . . . . . . . . . .                 200                  17,075
Kimberly-Clark Corp.  . . . . . . . . . . . . . . . . . .                 800                  39,800
Weyerhaeuser Co.  . . . . . . . . . . . . . . . . . . . .               1,200                  62,400
                                                                                          -----------
                                                                                              170,081
                                                                                          -----------
TOTAL BASIC INDUSTRIES  . . . . . . . . . . . . . . . . . . . . . . .                         643,064
                                                                                          -----------
CONSTRUCTION & REAL ESTATE - 1.1%
BUILDING MATERIALS - 0.5%
American Standard Companies, Inc. (a) . . . . . . . . . .                 600                  26,850
Masco Corp. . . . . . . . . . . . . . . . . . . . . . . .                 500                  20,875
                                                                                          -----------
                                                                                               47,725
                                                                                          -----------
CONSTRUCTION - 0.1%
Lennar Corp.  . . . . . . . . . . . . . . . . . . . . . .                 300                   9,581
                                                                                          -----------
ENGINEERING - 0.1%
EG & G, Inc.  . . . . . . . . . . . . . . . . . . . . . .                 500                  11,250
                                                                                          -----------
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Equity Residential Properties Trust (SBI) . . . . . . . .                 700                  33,250
                                                                                          -----------
TOTAL CONSTRUCTION & REAL ESTATE  . . . . . . . . . . . . . . . . . .                         101,806
                                                                                          -----------
DURABLES - 5.0%
AUTOS, TIRES, & ACCESSORIES - 2.9%
Chrysler Corp.  . . . . . . . . . . . . . . . . . . . . .               2,600                  85,313
Cummins Engine Co., Inc.  . . . . . . . . . . . . . . . .                 200                  14,113
Dana Corp.  . . . . . . . . . . . . . . . . . . . . . . .                 200                   7,600
Eaton Corp. . . . . . . . . . . . . . . . . . . . . . . .                 500                  43,656
General Motors Corp.  . . . . . . . . . . . . . . . . . .               1,100                  61,256
Johnson Controls, Inc.  . . . . . . . . . . . . . . . . .                 700                  28,744
Modine Manufacturing Co.  . . . . . . . . . . . . . . . .                 500                  14,875
Snap-On Tools Corp. . . . . . . . . . . . . . . . . . . .                 750                  29,531
                                                                                          -----------
                                                                                              285,088
                                                                                          -----------
CONSUMER DURABLES - 0.8%
Minnesota Mining & Manufacturing Co.  . . . . . . . . . .                 700                  71,400
                                                                                          -----------
CONSUMER ELECTRONICS - 0.7%
Maytag Co.  . . . . . . . . . . . . . . . . . . . . . . .               1,100                  28,738
Sunbeam-Oster, Inc. . . . . . . . . . . . . . . . . . . .                 400                  15,100
Whirlpool Corp. . . . . . . . . . . . . . . . . . . . . .                 500                  27,281
                                                                                          -----------
                                                                                               71,119
                                                                                          -----------
TEXTILES & APPAREL - 0.6%
Dexter Corp.  . . . . . . . . . . . . . . . . . . . . . .                 500                  16,000
Kellwood Co.  . . . . . . . . . . . . . . . . . . . . . .                 800                  22,200
Unifi, Inc. . . . . . . . . . . . . . . . . . . . . . . .                 600                  22,425
                                                                                          -----------
                                                                                               60,625
                                                                                          -----------
TOTAL DURABLES  . . . . . . . . . . . . . . . . . . . . . . . . . . .                         488,232
                                                                                          -----------
ENERGY - 9.6%
ENERGY SERVICES - 2.1%
Baker Hughes, Inc.  . . . . . . . . . . . . . . . . . . .                 300                  11,606
Dresser Industries, Inc.  . . . . . . . . . . . . . . . .               1,200                  44,700
Halliburton Co. . . . . . . . . . . . . . . . . . . . . .                 500                  39,625
Schlumberger Ltd. . . . . . . . . . . . . . . . . . . . .                 900                 112,500
                                                                                          -----------
                                                                                              208,431
                                                                                          -----------
OIL & GAS - 7.5%
Amerada Hess Corp.  . . . . . . . . . . . . . . . . . . .                 400                  22,225
Amoco Corp. . . . . . . . . . . . . . . . . . . . . . . .                 600                  52,163
Atlantic Richfield Co.  . . . . . . . . . . . . . . . . .               1,200                  84,600
British Petroleum PLC ADR . . . . . . . . . . . . . . . .               2,132                 159,634
Burlington Resources, Inc.  . . . . . . . . . . . . . . .                 400                  17,650
Exxon Corp. . . . . . . . . . . . . . . . . . . . . . . .                 400                  24,600
Mobil Corp. . . . . . . . . . . . . . . . . . . . . . . .                 700                  48,913
Occidental Petroleum Corp.  . . . . . . . . . . . . . . .               1,000                  25,063
Phillips Petroleum Co.  . . . . . . . . . . . . . . . . .                 500                  21,875
Royal Dutch Petroleum Co. . . . . . . . . . . . . . . . .               2,400                 130,500
Santa Fe Energy Resources, Inc. (a) . . . . . . . . . . .                 600                   8,813
Total SA sponsored ADR  . . . . . . . . . . . . . . . . .                 900                  45,563
USX-Marathon Group  . . . . . . . . . . . . . . . . . . .               1,600                  46,200
Unocal Corp.  . . . . . . . . . . . . . . . . . . . . . .               1,125                  43,664
                                                                                          -----------
                                                                                              731,463
                                                                                          -----------
TOTAL ENERGY  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         939,894
                                                                                          -----------


See accompanying notes which are an integral part of the financial statements.

                                       5                       SEMIANNUAL REPORT

EQUITY INCOME PORTFOLIO
INVESTMENTS (UNAUDITED) - CONTINUED


COMMON STOCKS - CONTINUED

                                                                       SHARES          VALUE (NOTE 1)
FINANCE - 23.3%
BANKS - 8.3%
Bank of New York Co., Inc.  . . . . . . . . . . . . . . .               3,100             $   134,850
Bank of Nova Scotia . . . . . . . . . . . . . . . . . . .                 200                   8,764
BankAmerica Corp. . . . . . . . . . . . . . . . . . . . .               2,100                 135,581
BankBoston Corp.  . . . . . . . . . . . . . . . . . . . .                 500                  36,031
Chase Manhattan Corp. . . . . . . . . . . . . . . . . . .                 500                  48,531
Citicorp  . . . . . . . . . . . . . . . . . . . . . . . .                 300                  36,169
Comerica, Inc.  . . . . . . . . . . . . . . . . . . . . .                 700                  47,600
First Bank System, Inc. . . . . . . . . . . . . . . . . .                 700                  59,763
National Bank of Canada . . . . . . . . . . . . . . . . .               2,200                  27,567
NationsBank Corp. . . . . . . . . . . . . . . . . . . . .               2,100                 135,450
Norwest Corp. . . . . . . . . . . . . . . . . . . . . . .                 800                  45,000
Royal Bank of Canada  . . . . . . . . . . . . . . . . . .                 900                  40,774
Wells Fargo & Co. . . . . . . . . . . . . . . . . . . . .                 200                  53,900
                                                                                          -----------
                                                                                              809,980
                                                                                          -----------
CREDIT & OTHER FINANCE - 5.2%
American Express Co.  . . . . . . . . . . . . . . . . . .               3,000                 223,500
Beneficial Corp.  . . . . . . . . . . . . . . . . . . . .                 400                  28,425
Edper Group Ltd. (The)
  Class A (ltd. vtg.) . . . . . . . . . . . . . . . . . .               1,000                  16,695
First Chicago NBD Corp. . . . . . . . . . . . . . . . . .               1,900                 114,950
Fleet Financial Group, Inc. . . . . . . . . . . . . . . .                 700                  44,275
Household International, Inc. . . . . . . . . . . . . . .                 500                  58,719
Transamerica Corp.  . . . . . . . . . . . . . . . . . . .                 200                  18,713
                                                                                          -----------
                                                                                              505,277
                                                                                          -----------
FEDERAL SPONSORED CREDIT - 2.1%
Federal National Mortgage Association . . . . . . . . . .               4,800                 209,400
                                                                                          -----------
INSURANCE - 6.1%
Aetna, Inc. . . . . . . . . . . . . . . . . . . . . . . .                 400                  40,950
Allstate Corp.  . . . . . . . . . . . . . . . . . . . . .               2,200                 160,600
American Bankers Insurance Group, Inc.  . . . . . . . . .                 600                  37,950
American Financial Group, Inc.  . . . . . . . . . . . . .                 700                  29,706
Brascan Ltd. Class A  . . . . . . . . . . . . . . . . . .               1,400                  34,629
CIGNA Corp. . . . . . . . . . . . . . . . . . . . . . . .                 200                  35,500
Fremont General Corp. . . . . . . . . . . . . . . . . . .               1,000                  40,250
General Re Corp.  . . . . . . . . . . . . . . . . . . . .                 200                  36,400
Hartford Financial Services Group, Inc. . . . . . . . . .                 900                  74,475
Highlands Insurance Group, Inc. (a) . . . . . . . . . . .                 400                   8,050
Marsh & McLennan Companies, Inc.  . . . . . . . . . . . .                 200                  14,275
Provident Companies, Inc. . . . . . . . . . . . . . . . .                 300                  16,050
Providian Financial Corp. (a) . . . . . . . . . . . . . .                 200                   6,425
Reliastar Financial Corp. . . . . . . . . . . . . . . . .                 800                  58,500
                                                                                          -----------
                                                                                              593,760
                                                                                          -----------
SAVINGS & LOANS - 1.2%
Great Western Financial Corp. . . . . . . . . . . . . . .                 900                  48,375
Washington Mutual, Inc. . . . . . . . . . . . . . . . . .               1,200                  71,700
                                                                                          -----------
                                                                                              120,075
                                                                                          -----------
SECURITIES INDUSTRY - 0.4%
Bear Stearns Companies, Inc.  . . . . . . . . . . . . . .                 420                  14,359
Lehman Brothers Holdings, Inc.  . . . . . . . . . . . . .                 600                  24,300
                                                                                          -----------
                                                                                               38,659
                                                                                          -----------
TOTAL FINANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       2,277,151
                                                                                          -----------
HEALTH - 3.1%
DRUGS & PHARMACEUTICALS - 2.3%
American Home Products Corp.  . . . . . . . . . . . . . .                 400                  30,600
Bristol-Myers Squibb Co.  . . . . . . . . . . . . . . . .               1,200                  97,200
Pharmacia & Upjohn, Inc.  . . . . . . . . . . . . . . . .                 600                  20,850
Pfizer, Inc.  . . . . . . . . . . . . . . . . . . . . . .                 100                  11,950
Schering-Plough Corp. . . . . . . . . . . . . . . . . . .               1,400                  67,025
                                                                                          -----------
                                                                                              227,625
                                                                                          -----------
MEDICAL EQUIPMENT & SUPPLIES - 0.6%
Allegiance Corp.  . . . . . . . . . . . . . . . . . . . .                 560                  15,260
Bausch & Lomb, Inc. . . . . . . . . . . . . . . . . . . .                 300                  14,138
Baxter International, Inc.  . . . . . . . . . . . . . . .                 100                   5,225
Johnson & Johnson . . . . . . . . . . . . . . . . . . . .                 300                  19,313
                                                                                          -----------
                                                                                               53,936
                                                                                          -----------
MEDICAL FACILITIES MANAGEMENT - 0.2%
Foundation Health Systems, Inc.
  Class A (a) . . . . . . . . . . . . . . . . . . . . . .                 590                  17,884
                                                                                          -----------
TOTAL HEALTH  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         299,445
                                                                                          -----------
HOLDING COMPANIES - 0.7%
CINergy Corp. . . . . . . . . . . . . . . . . . . . . . .                 700                  24,369
Norfolk Southern Corp.  . . . . . . . . . . . . . . . . .                 400                  40,300
U.S. Industries, Inc. (a) . . . . . . . . . . . . . . . .                 200                   7,125
                                                                                          -----------
                                                                                               71,794
                                                                                          -----------
INDUSTRIAL MACHINERY & EQUIPMENT - 8.8%
ELECTRICAL EQUIPMENT - 4.5%
Emerson Electric Co.  . . . . . . . . . . . . . . . . . .                 300                  16,519
General Electric Co.  . . . . . . . . . . . . . . . . . .               5,600                 366,100
Westinghouse Electric Corp. . . . . . . . . . . . . . . .               2,608                  60,310
                                                                                          -----------
                                                                                              442,929
                                                                                          -----------
INDUSTRIAL MACHINERY & EQUIPMENT - 2.7%
Caterpillar, Inc. . . . . . . . . . . . . . . . . . . . .                 300                  32,213
Cooper Industries, Inc. . . . . . . . . . . . . . . . . .                 600                  29,850
Harnischfeger Industries, Inc.  . . . . . . . . . . . . .                 400                  16,600
Ingersoll-Rand Co.  . . . . . . . . . . . . . . . . . . .                 600                  37,050
Keystone International, Inc.  . . . . . . . . . . . . . .                 900                  31,219
Parker-Hannifin Corp. . . . . . . . . . . . . . . . . . .                 600                  36,413
Stewart & Stevenson Services, Inc.  . . . . . . . . . . .                 400                  10,562
Tyco International Ltd. . . . . . . . . . . . . . . . . .               1,000                  69,563
                                                                                          -----------
                                                                                              263,470
                                                                                          -----------
POLLUTION CONTROL - 1.6%
Browning-Ferris Industries, Inc.  . . . . . . . . . . . .               1,700                  56,525
Safety Kleen Corp.  . . . . . . . . . . . . . . . . . . .                 600                  10,125
Waste Management, Inc.  . . . . . . . . . . . . . . . . .               2,300                  73,888
Zurn Industries, Inc. . . . . . . . . . . . . . . . . . .                 500                  14,375
                                                                                          -----------
                                                                                              154,913
                                                                                          -----------
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT  . . . . . . . . . . . . . . .                         861,312
                                                                                          -----------
MEDIA & LEISURE - 2.2%
ENTERTAINMENT - 0.5%
MGM Grand, Inc. (a) . . . . . . . . . . . . . . . . . . .                 300                  11,100
Viacom, Inc. Class B (non-vtg.) (a) . . . . . . . . . . .               1,200                  36,000
                                                                                          -----------
                                                                                               47,100
                                                                                          -----------
LEISURE DURABLES & TOYS - 0.4%
Brunswick Corp. . . . . . . . . . . . . . . . . . . . . .                 500                  15,625
Hasbro, Inc.  . . . . . . . . . . . . . . . . . . . . . .                 550                  15,606
Outboard Marine Corp. . . . . . . . . . . . . . . . . . .                 400                   7,100
                                                                                          -----------
                                                                                               38,331
                                                                                          -----------
LODGING & GAMING - 0.4%
ITT Corp. (a) . . . . . . . . . . . . . . . . . . . . . .                 700                  42,744
                                                                                          -----------
PUBLISHING - 0.9%
ACNielsen Corp. (a) . . . . . . . . . . . . . . . . . . .                 866                  16,995
Cognizant Corp. . . . . . . . . . . . . . . . . . . . . .                 500                  20,250
Harcourt General, Inc.  . . . . . . . . . . . . . . . . .                 600                  28,575
McGraw-Hill, Inc. . . . . . . . . . . . . . . . . . . . .                 400                  23,525
                                                                                          -----------
                                                                                               89,345
                                                                                          -----------
TOTAL MEDIA & LEISURE . . . . . . . . . . . . . . . . . .                                     217,520
                                                                                          -----------



See accompanying notes which are an integral part of the financial statements.

SEMIANNUAL REPORT                         6

                                                                       SHARES          VALUE (NOTE 1)
NONDURABLES - 6.8%
BEVERAGES - 0.1%
PepsiCo, Inc. . . . . . . . . . . . . . . . . . . . . . .                 300            $     11,269
                                                                                          -----------
FOODS - 0.9%
General Mills, Inc. . . . . . . . . . . . . . . . . . . .                 581                  37,838
Heinz (H.J.) Co.  . . . . . . . . . . . . . . . . . . . .                 200                   9,225
Kellogg Co. . . . . . . . . . . . . . . . . . . . . . . .                 100                   8,563
Ralcorp Holdings, Inc. (a)  . . . . . . . . . . . . . . .                 300                   4,425
Ralston Purina Co.  . . . . . . . . . . . . . . . . . . .                 300                  24,656
                                                                                          -----------
                                                                                               84,707
                                                                                          -----------
HOUSEHOLD PRODUCTS - 1.1%
Dial Corp.  . . . . . . . . . . . . . . . . . . . . . . .                 700                  10,938
Premark International, Inc. . . . . . . . . . . . . . . .                 600                  16,050
Rubbermaid, Inc.  . . . . . . . . . . . . . . . . . . . .               1,300                  38,675
Tambrands, Inc. . . . . . . . . . . . . . . . . . . . . .                 400                  19,950
Unilever NV ADR . . . . . . . . . . . . . . . . . . . . .                 100                  21,406
                                                                                          -----------
                                                                                              107,019
                                                                                          -----------
TOBACCO - 4.7%
Dimon, Inc. . . . . . . . . . . . . . . . . . . . . . . .                 300                   7,950
Gallaher Group PLC sponsored ADR  . . . . . . . . . . . .                 400                   7,375
Philip Morris Companies, Inc. . . . . . . . . . . . . . .               7,200                 319,500
RJR Nabisco Holdings Corp.  . . . . . . . . . . . . . . .               3,140                 103,620
Universal Corp. . . . . . . . . . . . . . . . . . . . . .                 500                  15,875
                                                                                          -----------
                                                                                              454,320
                                                                                          -----------
TOTAL NONDURABLES . . . . . . . . . . . . . . . . . . . . . . . . . .                         657,315
                                                                                          -----------
PRECIOUS METALS - 0.3%
Newmont Mining Corp.  . . . . . . . . . . . . . . . . . .                 800                  31,200
                                                                                          -----------
RETAIL & WHOLESALE - 4.9%
APPAREL STORES - 1.2%
Footstar, Inc. (a)  . . . . . . . . . . . . . . . . . . .                 500                  13,063
Limited, Inc. (The) . . . . . . . . . . . . . . . . . . .               1,600                  32,400
Payless ShoeSource, Inc. (a)  . . . . . . . . . . . . . .                 500                  27,344
TJX Companies, Inc. . . . . . . . . . . . . . . . . . . .               1,600                  42,200
                                                                                          -----------
                                                                                              115,007
                                                                                          -----------
DRUG STORES - 0.2%
CVS Corp. . . . . . . . . . . . . . . . . . . . . . . . .                 300                  15,375
                                                                                          -----------
GENERAL MERCHANDISE STORES - 2.7%
Dayton Hudson Corp. . . . . . . . . . . . . . . . . . . .                 500                  26,594
Federated Department Stores, Inc. (a) . . . . . . . . . .               1,200                  41,700
May Department Stores Co. (The) . . . . . . . . . . . . .                 400                  18,900
Sears, Roebuck & Co.  . . . . . . . . . . . . . . . . . .                 900                  48,375
Wal-Mart Stores, Inc. . . . . . . . . . . . . . . . . . .               3,900                 131,869
                                                                                          -----------
                                                                                              267,438
                                                                                          -----------
GROCERY STORES - 0.1%
American Stores Co. . . . . . . . . . . . . . . . . . . .                 200                   9,988
                                                                                          -----------
RETAIL & WHOLESALE, MISCELLANEOUS - 0.7%
Tandy Corp. . . . . . . . . . . . . . . . . . . . . . . .                 500                  28,000
Toys "R" Us, Inc. (a) . . . . . . . . . . . . . . . . . .               1,200                  42,000
                                                                                          -----------
                                                                                               70,000
                                                                                          -----------
TOTAL RETAIL & WHOLESALE  . . . . . . . . . . . . . . . . . . . . . .                         477,808
                                                                                          -----------
SERVICES - 1.0%
PRINTING - 0.7%
Deluxe Corp.  . . . . . . . . . . . . . . . . . . . . . .                 800                  27,300
Donnelley (R.R.) & Sons Co. . . . . . . . . . . . . . . .                 700                  25,638
New England Business Service, Inc.  . . . . . . . . . . .                 400                  10,525
                                                                                          -----------
                                                                                               63,463
                                                                                          -----------
SERVICES - 0.3%
Block (H&R), Inc. . . . . . . . . . . . . . . . . . . . .                 400                  12,900
Dun & Bradstreet Corp.  . . . . . . . . . . . . . . . . .                 500                  13,125
Jostens, Inc. . . . . . . . . . . . . . . . . . . . . . .                 300                   7,913
                                                                                          -----------
                                                                                               33,938
                                                                                          -----------
TOTAL SERVICES  . . . . . . . . . . . . . . . . . . . . .                                      97,401
                                                                                          -----------
TECHNOLOGY - 2.0%
COMPUTER SERVICES & SOFTWARE - 0.1%
Electronic Data Systems Corp. . . . . . . . . . . . . . .                 300                  12,300
                                                                                          -----------
COMPUTERS & OFFICE EQUIPMENT - 0.8%
Digital Equipment Corp. (a) . . . . . . . . . . . . . . .                 300                  10,631
International Business Machines Corp. . . . . . . . . . .                 700                  63,131
Xerox Corp. . . . . . . . . . . . . . . . . . . . . . . .                 100                   7,888
                                                                                          -----------
                                                                                               81,650
                                                                                          -----------
ELECTRONICS - 0.4%
AMP, Inc. . . . . . . . . . . . . . . . . . . . . . . . .                 600                  25,050
Thomas & Betts Corp.  . . . . . . . . . . . . . . . . . .                 300                  15,769
                                                                                          -----------
                                                                                               40,819
                                                                                          -----------
PHOTOGRAPHIC EQUIPMENT - 0.7%
Eastman Kodak Co. . . . . . . . . . . . . . . . . . . . .                 600                  46,050
Polaroid Corp.  . . . . . . . . . . . . . . . . . . . . .                 300                  16,650
                                                                                          -----------
                                                                                               62,700
                                                                                          -----------
TOTAL TECHNOLOGY  . . . . . . . . . . . . . . . . . . . . . . . . . .                         197,469
                                                                                          -----------
TRANSPORTATION - 0.7%
AIR TRANSPORTATION - 0.2%
Viad Corp.  . . . . . . . . . . . . . . . . . . . . . . .               1,200                  23,100
                                                                                          -----------
RAILROADS - 0.5%
CSX Corp. . . . . . . . . . . . . . . . . . . . . . . . .                 800                  44,400
                                                                                          -----------
TOTAL TRANSPORTATION  . . . . . . . . . . . . . . . . . . . . . . . .                          67,500
                                                                                          -----------
UTILITIES - 8.5%
ELECTRIC UTILITY - 2.9%
Allegheny Power System, Inc.  . . . . . . . . . . . . . .               1,300                  34,694
American Electric Power Co., Inc. . . . . . . . . . . . .               1,300                  54,600
Central Maine Power Co. . . . . . . . . . . . . . . . . .                 800                   9,950
Consolidated Edison Co. of New York, Inc. . . . . . . . .                 400                  11,775
DPL, Inc. . . . . . . . . . . . . . . . . . . . . . . . .                 800                  19,700
Duke Power Co.  . . . . . . . . . . . . . . . . . . . . .                 522                  25,023
Entergy Corp. . . . . . . . . . . . . . . . . . . . . . .               1,900                  52,013
Illinova Corp.  . . . . . . . . . . . . . . . . . . . . .                 600                  13,200
Niagara Mohawk Power Corp. (a)  . . . . . . . . . . . . .               1,300                  11,131
PECO Energy Co. . . . . . . . . . . . . . . . . . . . . .                 300                   6,300
PG&E Corp.  . . . . . . . . . . . . . . . . . . . . . . .                 800                  19,400
PacifiCorp. . . . . . . . . . . . . . . . . . . . . . . .                 400                   8,800
Pinnacle West Capital Corp. . . . . . . . . . . . . . . .                 600                  18,038
                                                                                          -----------
                                                                                              284,624
                                                                                          -----------
GAS - 1.1%
MCN Corp. . . . . . . . . . . . . . . . . . . . . . . . .                 600                  18,375
Nova Corp.  . . . . . . . . . . . . . . . . . . . . . . .               1,400                  11,965
Pacific Enterprises . . . . . . . . . . . . . . . . . . .               1,200                  40,350
Questar Corp. . . . . . . . . . . . . . . . . . . . . . .               1,000                  40,375
                                                                                          -----------
                                                                                              111,065
                                                                                          -----------



See accompanying notes which are an integral part of the financial statements.

                                       7                       SEMIANNUAL REPORT

EQUITY INCOME PORTFOLIO
INVESTMENTS (UNAUDITED) - CONTINUED

COMMON STOCKS - CONTINUED

                                                                       SHARES          VALUE (NOTE 1)
UTILITIES - continued
TELEPHONE SERVICES - 4.5%
AT&T Corp.  . . . . . . . . . . . . . . . . . . . . . . .                 100           $       3,506
ALLTEL Corp.  . . . . . . . . . . . . . . . . . . . . . .                 700                  23,406
Ameritech Corp. . . . . . . . . . . . . . . . . . . . . .               1,100                  74,731
BCE, Inc. . . . . . . . . . . . . . . . . . . . . . . . .                 900                  25,032
Bell Atlantic Corp. . . . . . . . . . . . . . . . . . . .                 700                  53,113
BellSouth Corp. . . . . . . . . . . . . . . . . . . . . .               1,200                  55,650
Frontier Corp.  . . . . . . . . . . . . . . . . . . . . .                 500                   9,969
MCI Communications Corp.  . . . . . . . . . . . . . . . .                 300                  11,484
NYNEX Corp. . . . . . . . . . . . . . . . . . . . . . . .               1,400                  80,675
SBC Communications, Inc.  . . . . . . . . . . . . . . . .                 800                  49,500
Sprint Corp.  . . . . . . . . . . . . . . . . . . . . . .                 400                  21,050
Telus Corp. . . . . . . . . . . . . . . . . . . . . . . .                 600                  11,017
WorldCom, Inc. (a)  . . . . . . . . . . . . . . . . . . .                 500                  16,000
                                                                                          -----------
                                                                                              435,133
                                                                                          -----------

TOTAL UTILITIES . . . . . . . . . . . . . . . . . . . . .                                     830,822
                                                                                          -----------
TOTAL COMMON STOCKS
  (Cost $7,645,047) . . . . . . . . . . . . . . . . . . .                                   8,823,182
                                                                                          -----------

CONVERTIBLE PREFERRED STOCKS -- 0.6%

ENERGY - 0.3%
OIL & GAS - 0.3%
Occidental Petroleum Corp.
  Indexed $3.00 . . . . . . . . . . . . . . . . . . . . .                 300                  24,300
                                                                                          -----------
MEDIA & LEISURE - 0.1%
ENTERTAINMENT - 0.1%
Time Warner Financing Trust $1.24 . . . . . . . . . . . .                 300                  12,600
                                                                                          -----------
RETAIL & WHOLESALE - 0.1%
GENERAL MERCHANDISE STORES - 0.1%
K mart Financing I $3.875 . . . . . . . . . . . . . . . .                 200                  10,975
                                                                                          -----------
UTILITIES - 0.1%
CELLULAR - 0.1%
AirTouch Communications, Inc.
  Class B $1.74 . . . . . . . . . . . . . . . . . . . . .                 400                  11,400
                                                                                          -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $50,924)  . . . . . . . . . . . . . . . . . . . . . . . . . .                          59,275
                                                                                          -----------

CONVERTIBLE BONDS -- 0.1%

               MOODY'S RATINGS                                      PRINCIPAL
                                                                       AMOUNT
RETAIL & WHOLESALE - 0.1%
GENERAL MERCHANDISE STORES - 0.1%
Federated Department Stores, Inc. 5%, 10/1/03
  (Cost $11,500)  . . . . . . . . . . . . .  Baa3                     $10,000                  11,925
                                                                                          -----------

CASH EQUIVALENTS -- 8.9%

                                                                    MATURITY                    VALUE
                                                                      AMOUNT                 (NOTE 1)
Investments in repurchase agreements
  (U.S. Treasury obligations) in a joint
  trading account at 5.93%, dated
  6/30/97 due 7/1/97  . . . . . . . . . . .                     $    867,143              $   867,000
                                                                                          -----------

TOTAL INVESTMENT IN SECURITIES - 100%
  (Cost $8,574,471) . . . . . . . . . . . . . . . . . . . . . . . .                       $ 9,761,382
                                                                                          ===========

LEGEND

(a) Non-income producing

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $6,182,342 and $1,804,848, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms amounted to $326 for the period (see Note 4 of Notes to Financial Statements).

INCOME TAX INFORMATION

At June 30, 1997 the aggregate cost of investment securities for income tax purposes was $8,574,471. Net unrealized appreciation aggregated $1,186,911, of which $1,235,614 related to appreciated investment securities and $48,703 related to depreciated investment securities.





See accompanying notes which are an integral part of the financial statements.

SEMIANNUAL REPORT                         8

EQUITY INCOME PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                           JUNE 30, 1997 (UNAUDITED)
ASSETS
Investment in securities, at
  value (including repurchase
  agreements of $867,000)
  (cost $8,574,471) - See
  accompanying schedule . . . . . . . . . . . . . . . .                                $    9,761,382
Cash  . . . . . . . . . . . . . . . . . . . . . . . . .                                           981
Receivable for fund shares sold . . . . . . . . . . . .                                        90,204
Dividends receivable  . . . . . . . . . . . . . . . . .                                        15,088
Interest receivable . . . . . . . . . . . . . . . . . .                                           124
Receivable for expense reductions . . . . . . . . . . .                                         4,291
                                                                                       --------------
  TOTAL ASSETS  . . . . . . . . . . . . . . . . . . . .                                     9,872,070

LIABILITIES
Payable for investments purchased . . . . . . . . . . .      $        633,008
Payable for fund shares redeemed  . . . . . . . . . . .             2,312,556
Other payables and accrued expenses . . . . . . . . . .                26,840
                                                             ----------------
  TOTAL LIABILITIES . . . . . . . . . . . . . . . . . .                                     2,972,404
                                                                                       --------------

NET ASSETS  . . . . . . . . . . . . . . . . . . . . . .                                $    6,899,666
                                                                                       ==============
Net Assets consist of:
Paid in capital . . . . . . . . . . . . . . . . . . . .                                $    5,430,292
Undistributed net investment income . . . . . . . . . .                                        60,641
Accumulated undistributed net realized gain (loss)
  on investments and foreign currency transactions . . .                                      221,820
Net unrealized appreciation
  (depreciation) on investments
  and assets and liabilities in
  foreign currencies  . . . . . . . . . . . . . . . . .                                     1,186,913
                                                                                       --------------

NET ASSETS, for 527,538 shares outstanding  . . . . . .                                $    6,899,666
                                                                                       ==============
NET ASSET VALUE, offering price and redemption
  price per share ($6,899,666 / 527,538 shares) . . . .                                        $13.08
                                                                                               ======

STATEMENT OF OPERATIONS

                                                            SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
Dividends . . . . . . . . . . . . . . . . . . . . . . .                                $       85,463
Interest  . . . . . . . . . . . . . . . . . . . . . . .                                         8,985
                                                                                       --------------
  TOTAL INCOME  . . . . . . . . . . . . . . . . . . . .                                        94,448

EXPENSES
Management fee  . . . . . . . . . . . . . . . . . . . .        $       27,091
Transfer agent fees . . . . . . . . . . . . . . . . . .                 1,288
Accounting fees and expenses  . . . . . . . . . . . . .                30,003
Non-interested trustees' compensation . . . . . . . . .                 2,417
Custodian fees and expenses . . . . . . . . . . . . . .                 8,535
Audit . . . . . . . . . . . . . . . . . . . . . . . . .                15,940
                                                               --------------
  Total expenses before reductions  . . . . . . . . . .                85,274
  Expense reductions  . . . . . . . . . . . . . . . . .               (51,467)                 33,807
                                                               --------------          --------------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . . .                                        60,641
                                                                                       --------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
  investment securities . . . . . . . . . . . . . . . .                                       227,403
Change in net unrealized
  appreciation (depreciation) on:
  Investment securities . . . . . . . . . . . . . . . .               874,861
  Assets and liabilities in
    foreign currencies  . . . . . . . . . . . . . . . .                     2                 874,863
                                                               --------------          --------------
NET GAIN (LOSS) . . . . . . . . . . . . . . . . . . . .                                     1,102,266
                                                                                       --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . . . . . . . . . . .                                $    1,162,907
                                                                                       ==============





See accompanying notes which are an integral part of the financial statements.

                                        9                      SEMIANNUAL REPORT

EQUITY INCOME PORTFOLIO
FINANCIAL STATEMENTS - CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            AUGUST 30, 1996
                                                                                             (COMMENCEMENT
                                                             SIX MONTHS ENDED              OF OPERATIONS) TO
                                                              JUNE 30, 1997                  DECEMBER 31,
                                                               (UNAUDITED)                       1996
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income . . . . . . . . . . . . . . . . .     $        60,641                $       25,456
  Net realized gain (loss)  . . . . . . . . . . . . . . .             227,403                        13,230
  Change in net unrealized appreciation (depreciation)  .             874,863                       312,050
                                                              ---------------                --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS . . . . . . . . . . . . . . . . . . .           1,162,907                       350,736
                                                              ---------------                --------------
Distributions to shareholders
  From net investment income  . . . . . . . . . . . . . .                  --                       (25,784)
  From net realized gain  . . . . . . . . . . . . . . . .             (18,485)                           --
                                                              ---------------                --------------
  Total distributions . . . . . . . . . . . . . . . . . .             (18,485)                      (25,784)
                                                              ---------------                --------------
Share transactions
  Net proceeds from sales of shares . . . . . . . . . . .           5,518,509                     3,249,728
  Reinvestment of distributions . . . . . . . . . . . . .              18,485                        25,784
  Cost of shares redeemed . . . . . . . . . . . . . . . .          (3,382,147)                          (67)
                                                              ---------------                --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM SHARE TRANSACTIONS . . . . . . . . . . . . . . .           2,154,847                     3,275,445
                                                              ---------------                --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS . . . . . . . .           3,299,269                     3,600,397
NET ASSETS
  Beginning of period . . . . . . . . . . . . . . . . . .           3,600,397                            --
                                                              ---------------                --------------
  End of period (including undistributed net investment
    income of $60,641 and $0, respectively) . . . . . . .     $     6,899,666                $    3,600,397
                                                              ===============                ==============
OTHER INFORMATION
Shares
  Sold  . . . . . . . . . . . . . . . . . . . . . . . . .             466,549                       322,467
  Issued in reinvestment of distributions . . . . . . . .               1,594                         2,286
  Redeemed  . . . . . . . . . . . . . . . . . . . . . . .            (265,352)                           (6)
                                                              ---------------                --------------
  Net increase (decrease) . . . . . . . . . . . . . . . .             202,791                       324,747
                                                              ===============                ==============

See accompanying notes which are an integral part of the financial statements.



FINANCIAL HIGHLIGHTS

                                                                                           AUGUST 30, 1996
                                                                                            (COMMENCEMENT
                                                              SIX MONTHS ENDED            OF OPERATIONS) TO
                                                                JUNE 30, 1997               DECEMBER 31,
                                                                 (UNAUDITED)                    1996
SELECTED PER-SHARE DATA
Net asset value, beginning of period  . . . . . . . . . . .     $    11.09                  $     10.00
                                                                ----------                  -----------
Income from Investment Operations
  Net investment income . . . . . . . . . . . . . . . . . .            .10(E)                       .08
  Net realized and unrealized gain (loss) . . . . . . . . .           1.92                         1.09
                                                                ----------                  -----------
  Total from investment operations  . . . . . . . . . . . .           2.02                         1.17
                                                                ----------                  -----------
Less Distributions
  From net investment income  . . . . . . . . . . . . . . .             --                         (.08)
  From net realized gain  . . . . . . . . . . . . . . . . .           (.03)                          --
                                                                ----------                  -----------
  Total distributions . . . . . . . . . . . . . . . . . . .           (.03)                        (.08)
                                                                ----------                  -----------
Net asset value, end of period  . . . . . . . . . . . . . .     $    13.08                  $     11.09
                                                                ==========                  ===========
TOTAL RETURN (B), (D) . . . . . . . . . . . . . . . . . . .          18.25%                       11.69%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) . . . . . . . . . .     $    6,900                  $     3,600
Ratio of expenses to average net assets . . . . . . . . . .            .95% (A),(C)                 .95% (A), (C)
Ratio of net investment income to average net assets  . . .           1.70% (A)                    2.34% (A)
Portfolio turnover rate . . . . . . . . . . . . . . . . . .             52% (A)                      14% (A)
Average commission rate (F) . . . . . . . . . . . . . . . .     $    .0194                  $     .0168

(A) Annualized (B) Total returns for periods of less than one year are not annualized. (C) The Travelers agreed to reimburse a portion of the fund's expenses during the period.Without this reimbursement, the fund's expense ratio would have been higher (see Note 5 of Notes to Financial Statements). (D) The total returns would have been lower had certain expenses not been reduced during the periods shown (see Note 5 of Notes to Financial Statements). (E) Net investment income per share has been calculated based on average shares outstanding during the period. (F) A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.



SEMIANNUAL REPORT                       10

LARGE CAP PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance: total percentage change in value or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earns when it sells securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 1997

                        PAST 6             LIFE OF
                        MONTHS               FUND
Large Cap Portfolio     13.39%              28.46%

S&P 500(R)              20.61%              36.90%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period -- in this case, six months or since the fund started on August 30, 1996.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index -- a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

If certain fund expenses had not been reimbursed, the total returns would have been lower.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns will appear once the fund is a year old.

- UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of growth in the long run and volatility in the short run. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND

                   Large Cap Portfolio    Standard & Poor's 500
1996/08/30              10000.00                10000.00
1996/09/30              10640.00                10477.38
1996/10/31              10790.00                10766.35
1996/11/30              11640.00                11580.18
1996/12/31              11329.54                11350.78
1997/01/31              11921.61                12059.97
1997/02/28              11749.69                12154.52
1997/03/31              11191.15                11655.09
1997/04/30              11688.76                12350.90
1997/05/31              12460.56                13102.83
1997/06/30              12846.47                13689.83

Let's say hypothetically that $10,000 was invested in the Large Cap Portfolio on August 30, 1996, when the fund started. As the chart shows, by June 30, 1997, the investment would have grown to $12,846 -- a 28.46% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $13,690 over the same period -- a 36.90% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE 30, 1997

                                        % OF FUND'S
                                        INVESTMENTS
Philip Morris Companies, Inc.               2.0
General Electric Co.                        1.7
International Business Machines Corp.       1.7
Marriott International, Inc.                1.6
American Home Products Corp.                1.6

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997(6)

                                        % OF FUND'S
                                        INVESTMENTS
Technology                                 16.0
Health                                     12.3
Finance                                    11.5
Retail & Wholesale                          8.0
Industrial Machinery & Equipment            7.2


ASSET ALLOCATION AS OF JUNE 30, 1997*

                                        % OF FUND'S
                                        INVESTMENTS
Stocks                                     87.1%
Short-term investments                     12.9%
* Foreign investments                       4.7%



                                       11                      SEMIANNUAL REPORT

LARGE CAP PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW


[PHOTO]

An interview with
Thomas Sprague,
Portfolio Manager of
Large Cap Portfolio

Q.  HOW DID THE FUND PERFORM, TOM?

A. For the six months that ended June 30, 1997, the fund trailed the Standard & Poor's 500 Index, which returned 20.61%. From August 30, 1996 -- the fund's inception date -- through June 30, 1997, the fund underperformed the index, which had a return of 36.90%.

Q. WHAT FACTORS CONTRIBUTED TO THE DIFFERENCES IN RETURNS BETWEEN THE FUND AND ITS INDEX?

A. The environment over the past six months, and even over the past year, has been very favorable for the stock market. Returns across the board have been strong due to a combination of good earnings growth and stable interest rates, two of the primary drivers behind stock performance. One factor that explains the difference between the fund's performance versus the S&P 500 has been the amazing "narrowness" of the market. A select group of the largest-cap stocks in the market -- including General Electric, Microsoft and Coca-Cola -- dramatically outperformed not only the broad market, but the large-cap universe itself.

Q.  HOW DID THIS ENVIRONMENT HURT THE FUND? DID IT HELP IN ANY WAY?

A. The fund had positions in each of the mega-cap stocks I mentioned above, but was underweighted in them relative to the index. The reason for this can be traced to my valuation methodology. When I'm looking at stocks, I try to stick to my investment discipline of owning companies with good earnings prospects, but only if the valuation is attractive. I felt that the valuations of many of these mega-caps were excessive relative to their growth prospects. Apparently, the market felt otherwise over the past six months. Over the longer-term, however, it may benefit the fund to own a more diversified portfolio of large-cap names with equivalent growth prospects and a much lower price-to-earnings (P/E) ratio than those 50 or so mega-cap names that have performed so well of late.

Q.  WHAT OTHER FACTORS CONTRIBUTED TO PERFORMANCE?

A. Two other specific factors affecting return were the fund's positions in technology and finance stocks. In terms of technology, as I've already mentioned, I didn't own enough of the mega-cap names such as Microsoft and Intel relative to the index. Additionally, the fund's stake in networking stocks -- those that link together communications equipment -- proved disappointing as a short-term earnings slowdown occurred in that area of the technology market. I remain convinced, though, that the long-term outlook for networking remains bright. The flip side was the financial services area. In conjunction with the stable interest rate environment, many financial services companies had strong earnings growth that enabled their relatively low P/E ratios to expand. The fund's large exposure to this sector helped results.

Q. WHICH INDIVIDUAL STOCKS CONTRIBUTED POSITIVELY TO PERFORMANCE? WHICH ONES DISAPPOINTED?

A. Halliburton and Schlumberger -- two companies that provide equipment and services to energy companies involved in the exploration and production of oil -- performed very well as business levels were strong. The fund's position in Allstate was also a positive as the insurer addressed its hurricane risk exposure in Florida and its earthquake risk in California while simultaneously improving returns in its core auto insurance business. On the negative side, several of the fund's retail-related stocks turned in poor results as this sector continued to suffer from store overcapacity and surprisingly sluggish sales. These stocks included PETsMART, which the fund no longer owns, as well as Toys 'R' Us.

Q.  WHAT'S YOUR OUTLOOK?

A. I believe two factors have the most influence on a stock's performance: interest rates and earnings growth. When rates are climbing, the market suffers. When rates are down, the market prospers. Similarly, when earnings are up, the market is happy. When they're down, the market feels the effects. Since I don't try to predict the direction of interest rates, I'll continue to emphasize earnings growth and valuation as the cornerstone of my investment approach. This will most likely lead me to the technology area, where many sectors -- including networking, proprietary semiconductors and information technology service providers -- currently appear poised for long-term growth. I may also continue to favor the health care sector, where good product development and strong pharmaceutical demand has been creating earnings growth. Lastly, the healthy economy is producing strong earnings growth potential in several consumer-related sectors. These may be additional areas of focus for the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.



- FUND FACTS

GOAL: long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations

START DATE: August 30, 1996

SIZE: as of June 30, 1997, more than $5 million

MANAGER: Thomas Sprague, since inception; joined Fidelity in 1989





SEMIANNUAL REPORT                      12

LARGE CAP PORTFOLIO
INVESTMENTS JUNE 30, 1997 (UNAUDITED)
Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS -- 87.1%


                                                                       SHARES          VALUE (NOTE 1)
AEROSPACE & DEFENSE - 2.8%
AEROSPACE & DEFENSE - 2.5%
AlliedSignal, Inc.  . . . . . . . . . . . . . . . . . . .                 500             $    42,000
Boeing Co.  . . . . . . . . . . . . . . . . . . . . . . .                 600                  31,822
Lockheed Martin Corp. . . . . . . . . . . . . . . . . . .                 400                  41,425
Sundstrand Corp.  . . . . . . . . . . . . . . . . . . . .                 300                  16,744
                                                                                          -----------
                                                                                              131,991
                                                                                          -----------

SHIP BUILDING & REPAIR - 0.3%
General Dynamics Corp.  . . . . . . . . . . . . . . . . .                 200                  15,000
                                                                                          -----------

TOTAL AEROSPACE & DEFENSE . . . . . . . . . . . . . . . . . . . . . .                         146,991
                                                                                          -----------

BASIC INDUSTRIES - 3.0%
CHEMICALS & PLASTICS - 1.1%
Monsanto Co.  . . . . . . . . . . . . . . . . . . . . . .                 300                  12,919
Praxair, Inc. . . . . . . . . . . . . . . . . . . . . . .                 500                  28,000
Union Carbide Corp. . . . . . . . . . . . . . . . . . . .                 400                  18,825
                                                                                          -----------
                                                                                               59,744
                                                                                          -----------
PACKAGING & CONTAINERS - 1.4%
Owens-Illinois, Inc. (a)  . . . . . . . . . . . . . . . .               2,500                  77,500
                                                                                          -----------
PAPER & FOREST PRODUCTS - 0.5%
Fort Howard Corp. (a) . . . . . . . . . . . . . . . . . .                 500                  25,313
                                                                                          -----------

TOTAL BASIC INDUSTRIES  . . . . . . . . . . . . . . . . . . . . . . .                         162,557
                                                                                          -----------

CONSTRUCTION & REAL ESTATE - 0.5%
BUILDING MATERIALS - 0.5%
Sherwin-Williams Co.  . . . . . . . . . . . . . . . . . .                 900                  27,788
                                                                                          -----------

DURABLES - 1.5%
AUTOS, TIRES, & ACCESSORIES - 0.7%
Snap-On Tools Corp. . . . . . . . . . . . . . . . . . . .                 700                  27,563
Tower Automotive, Inc. (a)  . . . . . . . . . . . . . . .                 200                   8,600
                                                                                          -----------
                                                                                               36,163
                                                                                          -----------
HOME FURNISHINGS - 0.8%
Leggett & Platt, Inc. . . . . . . . . . . . . . . . . . .               1,000                  43,000
                                                                                          -----------

TOTAL DURABLES  . . . . . . . . . . . . . . . . . . . . . . . . . . .                          79,163
                                                                                          -----------

ENERGY - 6.4%
ENERGY SERVICES - 2.3%
Dresser Industries, Inc.  . . . . . . . . . . . . . . . .                 800                  29,800
Halliburton Co. . . . . . . . . . . . . . . . . . . . . .                 700                  55,475
Schlumberger Ltd. . . . . . . . . . . . . . . . . . . . .                 300                  37,500
                                                                                          -----------
                                                                                              122,775
                                                                                          -----------

OIL & GAS - 4.1%
British Petroleum PLC ADR . . . . . . . . . . . . . . . .               1,010                  75,624
Burlington Resources, Inc.  . . . . . . . . . . . . . . .                 400                  17,650
Coastal Corp. (The) . . . . . . . . . . . . . . . . . . .                 500                  26,594
Royal Dutch Petroleum Co. . . . . . . . . . . . . . . . .                 800                  43,500
Texaco, Inc.  . . . . . . . . . . . . . . . . . . . . . .                 300                  32,625
Total SA sponsored ADR  . . . . . . . . . . . . . . . . .                 200                  10,125
Unocal Corp.  . . . . . . . . . . . . . . . . . . . . . .                 300                  11,644
                                                                                          -----------
                                                                                              217,762
                                                                                          -----------

TOTAL ENERGY  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         340,537
                                                                                          -----------
FINANCE - 11.5%
BANKS - 3.1%
Bank of New York Co., Inc.  . . . . . . . . . . . . . . .               1,100                  47,850
BankAmerica Corp. . . . . . . . . . . . . . . . . . . . .                 800                  51,650
NationsBank Corp. . . . . . . . . . . . . . . . . . . . .               1,000                  64,500
                                                                                          -----------
                                                                                              164,000
                                                                                          -----------
CREDIT & OTHER FINANCE - 2.0%
American Express Co.  . . . . . . . . . . . . . . . . . .                 800                  59,600
Fleet Financial Group, Inc. . . . . . . . . . . . . . . .                 200                  12,650
Household International, Inc. . . . . . . . . . . . . . .                 300                  35,231
                                                                                          -----------
                                                                                              107,481
                                                                                          -----------
FEDERAL SPONSORED CREDIT - 1.6%
Federal Home Loan
  Mortgage Corporation  . . . . . . . . . . . . . . . . .               1,000                  34,375
Federal National
  Mortgage Association  . . . . . . . . . . . . . . . . .               1,200                  52,350
                                                                                          -----------
                                                                                               86,725
                                                                                          -----------
INSURANCE - 4.6%
Aetna, Inc. . . . . . . . . . . . . . . . . . . . . . . .                 300                  30,713
Allstate Corp.  . . . . . . . . . . . . . . . . . . . . .               1,100                  80,300
AMBAC, Inc. . . . . . . . . . . . . . . . . . . . . . . .                 700                  53,463
MBIA, Inc.  . . . . . . . . . . . . . . . . . . . . . . .                 300                  33,844
UNUM Corp.  . . . . . . . . . . . . . . . . . . . . . . .               1,100                  46,200
                                                                                          -----------
                                                                                              244,520
                                                                                          -----------
SAVINGS & LOANS - 0.2%
Washington Mutual, Inc. . . . . . . . . . . . . . . . . .                 200                  11,950
                                                                                          -----------

TOTAL FINANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         614,676
                                                                                          -----------
HEALTH - 12.3%
DRUGS & PHARMACEUTICALS - 6.1%
American Home Products Corp.  . . . . . . . . . . . . . .               1,100                  84,150
Bristol-Myers Squibb Co.  . . . . . . . . . . . . . . . .                 800                  64,800
Merck & Co., Inc. . . . . . . . . . . . . . . . . . . . .                 800                  82,800
Pfizer, Inc.  . . . . . . . . . . . . . . . . . . . . . .                 200                  23,900
Schering-Plough Corp. . . . . . . . . . . . . . . . . . .                 900                  43,088
SmithKline Beecham PLC ADR  . . . . . . . . . . . . . . .                 300                  27,488
                                                                                          -----------
                                                                                              326,226
                                                                                          -----------
MEDICAL EQUIPMENT & SUPPLIES - 3.4%
Abbott Laboratories . . . . . . . . . . . . . . . . . . .                 300                  20,025
Baxter International, Inc.  . . . . . . . . . . . . . . .                 700                  36,575
Becton, Dickinson & Co. . . . . . . . . . . . . . . . . .                 500                  25,313
Bergen Brunswig Corp. Class A . . . . . . . . . . . . . .               1,250                  34,844
Johnson & Johnson . . . . . . . . . . . . . . . . . . . .                 600                  38,625
Omnicare, Inc.  . . . . . . . . . . . . . . . . . . . . .                 400                  12,550
St. Jude Medical, Inc. (a)  . . . . . . . . . . . . . . .                 300                  11,700
                                                                                          -----------
                                                                                              179,632
                                                                                          -----------
MEDICAL FACILITIES MANAGEMENT - 2.8%
Columbia/HCA Healthcare Corp. . . . . . . . . . . . . . .                 700                  27,519
HEALTHSOUTH Rehabilitation Corp. (a)  . . . . . . . . . .               1,100                  27,431
Health Management Associates, Inc.
  Class A (a) . . . . . . . . . . . . . . . . . . . . . .                 700                  19,950
Humana, Inc.  . . . . . . . . . . . . . . . . . . . . . .                 500                  11,563
Oxford Health Plans, Inc. . . . . . . . . . . . . . . . .                 100                   7,175
Tenet Healthcare Corp. (a)  . . . . . . . . . . . . . . .               1,200                  35,475
Vencor, Inc. (a)  . . . . . . . . . . . . . . . . . . . .                 500                  21,125
                                                                                          -----------
                                                                                              150,238
                                                                                          -----------

TOTAL HEALTH  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         656,096
                                                                                          -----------
INDUSTRIAL MACHINERY & EQUIPMENT - 7.2%
ELECTRICAL EQUIPMENT - 2.3%
General Electric Co.  . . . . . . . . . . . . . . . . . .               1,400                  91,525
Westinghouse Electric Corp. . . . . . . . . . . . . . . .               1,300                  30,063
                                                                                          -----------
                                                                                              121,588
                                                                                          -----------
INDUSTRIAL MACHINERY & EQUIPMENT - 3.9%
Case Corp.  . . . . . . . . . . . . . . . . . . . . . . .                 600                  41,325
Caterpillar, Inc. . . . . . . . . . . . . . . . . . . . .                 300                  32,213


See accompanying notes which are an integral part of the financial statements.

                                        13                    SEMIANNUAL REPORT

LARGE CAP PORTFOLIO
INVESTMENTS (UNAUDITED) - CONTINUED

COMMON STOCKS - CONTINUED

                                                                       SHARES          VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
Ingersoll-Rand Co.  . . . . . . . . . . . . . . . . . . .                 500             $    30,875
Stanley Works . . . . . . . . . . . . . . . . . . . . . .                 500                  20,000
Tyco International Ltd. . . . . . . . . . . . . . . . . .               1,200                  83,475
                                                                                          -----------
                                                                                              207,888
                                                                                          -----------

POLLUTION CONTROL - 1.0%
Browning-Ferris Industries, Inc.  . . . . . . . . . . . .                 700                  23,275
USA Waste Services, Inc.  . . . . . . . . . . . . . . . .                 400                  15,450
Waste Management, Inc.  . . . . . . . . . . . . . . . . .                 400                  12,850
                                                                                          -----------
                                                                                               51,575
                                                                                          -----------

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT  . . . . . . . . . . . . . . .                         381,051
                                                                                          -----------

MEDIA & LEISURE - 4.9%
ENTERTAINMENT - 0.9%
Carnival Cruise Lines, Inc. Class A . . . . . . . . . . .                 600                  24,750
MGM Grand, Inc. (a) . . . . . . . . . . . . . . . . . . .                 600                  22,200
                                                                                          -----------
                                                                                               46,950
                                                                                          -----------

LODGING & GAMING - 3.3%
HFS, Inc. (a) . . . . . . . . . . . . . . . . . . . . . .                 800                  46,400
La Quinta Motor Inns, Inc.  . . . . . . . . . . . . . . .               1,200                  26,250
Marriott International, Inc.  . . . . . . . . . . . . . .               1,400                  85,925
Mirage Resorts, Inc. (a)  . . . . . . . . . . . . . . . .                 600                  15,150
                                                                                          -----------
                                                                                              173,725
                                                                                          -----------
PUBLISHING - 0.2%
Times Mirror Co. Class A  . . . . . . . . . . . . . . . .                 200                  11,050
                                                                                          -----------
RESTAURANTS - 0.5%
Rainforest Cafe, Inc. (a) . . . . . . . . . . . . . . . .               1,100                  27,913
                                                                                          -----------
TOTAL MEDIA & LEISURE . . . . . . . . . . . . . . . . . . . . . . . .                         259,638
                                                                                          -----------

NONDURABLES - 6.8%
AGRICULTURE - 0.3%
Pioneer Hi-Bred International, Inc. . . . . . . . . . . .                 200                  16,000
                                                                                          -----------
BEVERAGES - 1.2%
Coca-Cola Co. (The) . . . . . . . . . . . . . . . . . . .                 100                   6,750
PepsiCo, Inc. . . . . . . . . . . . . . . . . . . . . . .               1,500                  56,344
                                                                                          -----------
                                                                                               63,094
                                                                                          -----------
FOODS - 1.5%
CPC International, Inc. . . . . . . . . . . . . . . . . .                 200                  18,463
ConAgra, Inc. . . . . . . . . . . . . . . . . . . . . . .                 200                  12,825
Hershey Foods Corp. . . . . . . . . . . . . . . . . . . .                 200                  11,063
Ralston Purina Co.  . . . . . . . . . . . . . . . . . . .                 200                  16,438
Sara Lee Corp.  . . . . . . . . . . . . . . . . . . . . .                 500                  20,813
                                                                                          -----------
                                                                                               79,602
                                                                                          -----------

HOUSEHOLD PRODUCTS - 1.3%
Clorox Co.  . . . . . . . . . . . . . . . . . . . . . . .                 200                  26,400
Procter & Gamble Co.  . . . . . . . . . . . . . . . . . .                 300                  42,375
                                                                                          -----------
                                                                                               68,775
                                                                                          -----------

TOBACCO - 2.5%
Philip Morris Companies, Inc. . . . . . . . . . . . . . .               2,400                 106,500
RJR Nabisco Holdings Corp.  . . . . . . . . . . . . . . .                 800                  26,400
                                                                                          -----------
                                                                                              132,900
                                                                                          -----------

TOTAL NONDURABLES . . . . . . . . . . . . . . . . . . . . . . . . . .                         360,371
                                                                                          -----------

RETAIL & WHOLESALE - 8.0%
APPAREL STORES - 0.8%
Payless ShoeSource, Inc. (a)  . . . . . . . . . . . . . .                 500                  27,344
TJX Companies, Inc. . . . . . . . . . . . . . . . . . . .                 600                  15,825
                                                                                          -----------
                                                                                               43,169
                                                                                          -----------

DRUG STORES - 0.8%
Rite Aid Corp.  . . . . . . . . . . . . . . . . . . . . .                 800                  39,900
                                                                                          -----------
GENERAL MERCHANDISE STORES - 2.0%
Consolidated Stores Corp. (a) . . . . . . . . . . . . . .                 500                  17,375
Sears, Roebuck & Co.  . . . . . . . . . . . . . . . . . .               1,100                  59,125
Wal-Mart Stores, Inc. . . . . . . . . . . . . . . . . . .                 900                  30,431
                                                                                          -----------
                                                                                              106,931
                                                                                          -----------
GROCERY STORES - 1.8%
American Stores Co. . . . . . . . . . . . . . . . . . . .                 500                  24,688
Kroger Co. (The) (a)  . . . . . . . . . . . . . . . . . .                 900                  26,100
Safeway, Inc. (a) . . . . . . . . . . . . . . . . . . . .               1,000                  46,125
                                                                                          -----------
                                                                                               96,913
                                                                                          -----------

RETAIL & WHOLESALE, MISCELLANEOUS - 2.6%
Circuit City Stores, Inc. -
  Circuit City Group  . . . . . . . . . . . . . . . . . .               1,000                  35,563
Lowe's Companies, Inc.  . . . . . . . . . . . . . . . . .                 600                  22,275
Toys "R" Us, Inc. (a) . . . . . . . . . . . . . . . . . .               1,900                  66,500
Viking Office Products, Inc. (a)  . . . . . . . . . . . .                 700                  13,300
                                                                                          -----------
                                                                                              137,638
                                                                                          -----------

TOTAL RETAIL & WHOLESALE  . . . . . . . . . . . . . . . . . . . . . .                         424,551
                                                                                          -----------

SERVICES - 2.9%
ADVERTISING - 0.5%
Omnicom Group, Inc. . . . . . . . . . . . . . . . . . . .                 400                  24,650
                                                                                          -----------
SERVICES - 2.4%
AccuStaff, Inc. (a) . . . . . . . . . . . . . . . . . . .               1,300                  30,794
CDI Corp. (a) . . . . . . . . . . . . . . . . . . . . . .                 700                  29,181
Service Corp. International . . . . . . . . . . . . . . .                 600                  19,725
Sitel Corp. (a) . . . . . . . . . . . . . . . . . . . . .               2,400                  49,500
                                                                                          -----------
                                                                                              129,200
                                                                                          -----------

TOTAL SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . . . .                         153,850
                                                                                          -----------
TECHNOLOGY - 16.0%
COMMUNICATIONS EQUIPMENT - 2.1%
Alcatel Alsthom Compagnie Generale
  d'Electricite SA sponsored ADR  . . . . . . . . . . . .               1,300                  32,825
Ascend Communications, Inc. (a) . . . . . . . . . . . . .                 700                  27,563
Aspect Telecommunications Corp. (a) . . . . . . . . . . .               1,100                  24,475
Cisco Systems, Inc. (a) . . . . . . . . . . . . . . . . .                 300                  20,138
Network General Corp. (a) . . . . . . . . . . . . . . . .                 500                   7,438
                                                                                          -----------
                                                                                              112,439
                                                                                          -----------
COMPUTER SERVICES & SOFTWARE - 3.4%
Analysts International Corp.  . . . . . . . . . . . . . .                 400                  13,400
Automatic Data Processing, Inc. . . . . . . . . . . . . .                 500                  23,500
CUC International, Inc. (a) . . . . . . . . . . . . . . .               1,750                  45,172
Equifax, Inc. . . . . . . . . . . . . . . . . . . . . . .                 700                  26,031
Microsoft Corp. (a) . . . . . . . . . . . . . . . . . . .                 200                  25,275
Oracle Systems Corp. (a)  . . . . . . . . . . . . . . . .                 500                  25,188
SunGard Data Systems, Inc. (a)  . . . . . . . . . . . . .                 500                  23,250
                                                                                          -----------
                                                                                              181,816
                                                                                          -----------
COMPUTERS & OFFICE EQUIPMENT - 5.5%
Adaptec, Inc. (a) . . . . . . . . . . . . . . . . . . . .               1,600                  55,600
Comdisco, Inc.  . . . . . . . . . . . . . . . . . . . . .               1,200                  31,200
Compaq Computer Corp. . . . . . . . . . . . . . . . . . .                 300                  29,775
EMC Corp. (a) . . . . . . . . . . . . . . . . . . . . . .                 300                  11,700
Fore Systems, Inc. (a)  . . . . . . . . . . . . . . . . .               2,300                  31,338
International Business Machines Corp. . . . . . . . . . .               1,000                  90,188
Pitney Bowes, Inc.  . . . . . . . . . . . . . . . . . . .                 600                  41,700
                                                                                          -----------
                                                                                              291,501
                                                                                          -----------



See accompanying notes which are an integral part of the financial statements.

SEMIANNUAL REPORT                      14

                                                                       SHARES          VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONIC INSTRUMENTS - 0.5%
Applied Materials, Inc. . . . . . . . . . . . . . . . . .                 400              $   28,325
                                                                                          -----------
ELECTRONICS - 4.5%
Altera Corp. (a)  . . . . . . . . . . . . . . . . . . . .                 300                  15,150
Analog Devices, Inc. (a)  . . . . . . . . . . . . . . . .               1,167                  30,990
Intel Corp. . . . . . . . . . . . . . . . . . . . . . . .                 200                  28,363
Linear Technology Corp. . . . . . . . . . . . . . . . . .                 700                  36,225
Maxim Integrated Products, Inc. (a) . . . . . . . . . . .                 400                  22,750
Micron Technology, Inc. . . . . . . . . . . . . . . . . .                 700                  27,956
Motorola, Inc.  . . . . . . . . . . . . . . . . . . . . .                 700                  53,200
Texas Instruments, Inc. . . . . . . . . . . . . . . . . .                 300                  25,219
                                                                                          -----------
                                                                                              239,853
                                                                                          -----------

TOTAL TECHNOLOGY  . . . . . . . . . . . . . . . . . . . . . . . . . .                         853,934
                                                                                          -----------

TRANSPORTATION - 0.7%
RAILROADS - 0.7%
CSX Corp. . . . . . . . . . . . . . . . . . . . . . . . .                 700                  38,850
                                                                                          -----------

UTILITIES - 2.6%
TELEPHONE SERVICES - 2.6%
Cincinnati Bell, Inc. . . . . . . . . . . . . . . . . . .                 800                  25,200
LCI International, Inc. (a) . . . . . . . . . . . . . . .                 600                  13,125
SBC Communications, Inc.  . . . . . . . . . . . . . . . .                 900                  55,688
WorldCom, Inc. (a)  . . . . . . . . . . . . . . . . . . .               1,400                  44,800
                                                                                          -----------
                                                                                              138,813
                                                                                          -----------

TOTAL COMMON STOCKS
  (Cost $3,821,809) . . . . . . . . . . . . . . . . . . . . . . . . .                       4,638,866
                                                                                      ---------------

CASH EQUIVALENTS -- 12.9%

                                                                     MATURITY
                                                                       AMOUNT
Investments in repurchase agreements
  (U.S. Treasury obligations) in a joint
  trading account at 5.93%, dated
  6/30/97 due 7/1/97  . . . . . . . . . . . . . . . . . .     $       687,113                 687,000
                                                                                          -----------

TOTAL INVESTMENT IN SECURITIES - 100%
  (Cost $4,508,809) . . . . . . . . . . . . . . . . . . . . . . . . . . .            $      5,325,866
                                                                                     ================


LEGEND

(a) Non-income producing

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $2,168,122 and $1,237,748, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms amounted to $141 for the period (see Note 4 of Notes to Financial Statements).

INCOME TAX INFORMATION

At June 30, 1997 the aggregate cost of investment securities for income tax purposes was $4,508,809. Net unrealized appreciation aggregated $817,057, of which $860,679 related to appreciated investment securities and $43,622 related to depreciated investment securities.





See accompanying notes which are an integral part of the financial statements.

                                 15                            SEMIANNUAL REPORT

LARGE CAP PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                            JUNE 30, 1997 (UNAUDITED)
ASSETS
Investment in securities, at
  value (including repurchase agreements of $687,000)
  (cost $4,508,809) -- See accompanying schedule  . . .                              $     5,325,866
Cash  . . . . . . . . . . . . . . . . . . . . . . . . .                                          236
Receivable for investments sold . . . . . . . . . . . .                                      348,779
Receivable for fund shares sold . . . . . . . . . . . .                                       46,252
Dividends receivable  . . . . . . . . . . . . . . . . .                                        4,571
Receivable for expense reductions . . . . . . . . . . .                                        5,473
                                                                                     ---------------
  TOTAL ASSETS  . . . . . . . . . . . . . . . . . . . .                                    5,731,177

LIABILITIES
Payable for investments purchased . . . . . . . . . . .       $       652,561
Other payables and accrued expenses . . . . . . . . . .                24,055
                                                              ---------------
  TOTAL LIABILITIES . . . . . . . . . . . . . . . . . .                                      676,616
                                                                                     ---------------

NET ASSETS  . . . . . . . . . . . . . . . . . . . . . .                              $     5,054,561
                                                                                     ===============
Net Assets consist of:
Paid in capital . . . . . . . . . . . . . . . . . . . .                              $     4,187,828
Undistributed net investment income . . . . . . . . . .                                       11,643
Accumulated undistributed net
  realized gain (loss) on investments . . . . . . . . .                                       38,033
Net unrealized appreciation
  (depreciation) on investments . . . . . . . . . . . .                                      817,057
                                                                                     ---------------

NET ASSETS, for 399,540 shares outstanding  . . . . . .                              $     5,054,561
                                                                                     ===============
NET ASSET VALUE, offering price
  and redemption price per share
  ($5,054,561 / 399,540 shares) . . . . . . . . . . . .                                       $12.65
                                                                                              ======



STATEMENT OF OPERATIONS

                                                           SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
Dividends . . . . . . . . . . . . . . . . . . . . . . .                                $       22,313
Interest  . . . . . . . . . . . . . . . . . . . . . . .                                         7,796
                                                                                       --------------
  TOTAL INCOME  . . . . . . . . . . . . . . . . . . . .                                        30,109

EXPENSES
Management fee  . . . . . . . . . . . . . . . . . . . .         $      14,749
Transfer agent fees . . . . . . . . . . . . . . . . . .                   857
Accounting fees and expenses  . . . . . . . . . . . . .                30,000
Non-interested trustees' compensation . . . . . . . . .                 2,417
Custodian fees and expenses . . . . . . . . . . . . . .                 5,367
Audit . . . . . . . . . . . . . . . . . . . . . . . . .                15,939
                                                                -------------
  Total expenses before reductions  . . . . . . . . . .                69,329
  Expense reductions  . . . . . . . . . . . . . . . . .               (50,863)                 18,466
                                                                -------------          --------------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . . .                                        11,643
                                                                                       --------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
  investment securities . . . . . . . . . . . . . . . .                                        38,497
Change in net unrealized
  appreciation (depreciation) on
  investment securities . . . . . . . . . . . . . . . .                                       471,589
                                                                                       --------------
NET GAIN (LOSS) . . . . . . . . . . . . . . . . . . . .                                       510,086
                                                                                       --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . . . . . . . . . . .                                $      521,729
                                                                                       ==============




See accompanying notes which are an integral part of the financial statements.

SEMIANNUAL REPORT                       16

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         AUGUST 30, 1996
                                                                                          (COMMENCEMENT
                                                               SIX MONTHS ENDED         OF OPERATIONS) TO
                                                                JUNE 30, 1997              DECEMBER 31,
                                                                 (UNAUDITED)                   1996
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income . . . . . . . . . . . . . . . .        $       11,643            $     10,604
  Net realized gain (loss)  . . . . . . . . . . . . . .                38,497                  44,241
  Change in net unrealized appreciation
    (depreciation)  . . . . . . . . . . . . . . . . . .               471,589                 345,468
                                                               --------------            ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS . . . . . . . . . . . . .               521,729                 400,313
                                                               --------------            ------------
Distributions to shareholders
  From net investment income  . . . . . . . . . . . . .                    --                 (12,039)
  From net realized gain  . . . . . . . . . . . . . . .               (43,270)                     --
                                                               --------------            ------------
  Total distributions . . . . . . . . . . . . . . . . .               (43,270)                (12,039)
                                                               --------------            ------------
Share transactions
  Net proceeds from sales of shares . . . . . . . . . .             1,151,086               3,011,171
  Reinvestment of distributions . . . . . . . . . . . .                43,270                  12,039
  Cost of shares redeemed . . . . . . . . . . . . . . .               (29,738)                     --
                                                               --------------            ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM SHARE TRANSACTIONS . . . . . . . . . . . . . .             1,164,618               3,023,210
                                                               --------------            ------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS  . . . . .             1,643,077               3,411,484
NET ASSETS
  Beginning of period . . . . . . . . . . . . . . . . .             3,411,484                      --
                                                               --------------            ------------
  End of period (including undistributed net investment
    income of $11,643 and $0, respectively) . . . . . .        $    5,054,561            $  3,411,484
                                                               ==============            ============
OTHER INFORMATION
Shares
  Sold  . . . . . . . . . . . . . . . . . . . . . . . .                96,293                 301,006
  Issued in reinvestment of distributions . . . . . . .                 3,705                   1,054
  Redeemed  . . . . . . . . . . . . . . . . . . . . . .                (2,518)                     --
                                                               --------------            ------------
  Net increase (decrease) . . . . . . . . . . . . . . .                97,480                 302,060
                                                               ==============            ============

See accompanying notes which are an integral part of the financial statements.



FINANCIAL HIGHLIGHTS

                                                                                        AUGUST 30, 1996
                                                                                         (COMMENCEMENT
                                                               SIX MONTHS ENDED        OF OPERATIONS) TO
                                                                 JUNE 30, 1997           DECEMBER 31,
SELECTED PER-SHARE DATA                                           (UNAUDITED)                1996
Net asset value, beginning of period  . . . . . . . . .            $    11.29              $    10.00
                                                                   ----------              ----------
Income from Investment Operations
  Net investment income . . . . . . . . . . . . . . . .                   .03 (E)                 .04
  Net realized and unrealized gain (loss) . . . . . . .                  1.47                    1.29
                                                                   ----------              ----------
  Total from investment operations  . . . . . . . . . .                  1.50                    1.33
                                                                   ----------              ----------
Less Distributions
  From net investment income  . . . . . . . . . . . . .                    --                    (.04)
  From net realized gain  . . . . . . . . . . . . . . .                  (.14)                     --
                                                                   ----------              ----------
  Total distributions . . . . . . . . . . . . . . . . .                  (.14)                   (.04)
                                                                   ----------              ----------
Net asset value, end of period  . . . . . . . . . . . .            $    12.65              $    11.29
                                                                   ==========              ==========
TOTAL RETURN (B), (D) . . . . . . . . . . . . . . . . .                 13.39%                  13.30%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) . . . . . . . .            $    5,055              $    3,411
Ratio of expenses to average net assets . . . . . . . .                   .95% (A), (C)           .95% (A), (C)
Ratio of net investment income to average net assets  .                   .60% (A)                .98% (A)
Portfolio turnover rate . . . . . . . . . . . . . . . .                    68% (A                  57% (A)
Average commission rate (F) . . . . . . . . . . . . . .            $    .0169              $    .0214

(A) Annualized (B) Total returns for periods of less than one year are not annualized. (C) The Travelers agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher (see Note 5 of Notes to Financial Statements). (D) The total returns would have been lower had certain expenses not been reduced during the periods shown (see Note 5 of Notes to Financial Statements). (E) Net investment income per share has been calculated based on average shares outstanding during the period. (F) A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.





                                       17                     SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1997 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Equity Income Portfolio and Large Cap Portfolio (the funds) are funds of The Travelers Series Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment sub-adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.






SEMIANNUAL REPORT                      18

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, Travelers Asset Management International Corporation (TAMIC), an affiliate of The Travelers Insurance Company (The Travelers), receives a fee that is computed daily at an annualized rate of .75% of each fund's average net assets. TAMIC, on behalf of each fund, has entered into a sub-advisory agreement with FMR. For its services as each fund's sub-adviser, FMR is paid a portion of TAMIC's management fee that is computed daily at an annualized rate of .45% of each fund's average net assets.

TRANSFER AGENT FEES. The Travelers is each fund's transfer, dividend disbursing, and shareholder servicing agent. The trust, on behalf of each fund, has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, under which FIIOC performs each fund's transfer, dividend disbursing, and shareholder servicing agent functions. For its services, FIIOC receives account fees and asset-based fees that vary according to account size and type of account.

ACCOUNTING FEES. The trust, on behalf of each fund, has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. EXPENSE REDUCTIONS.

The Travelers voluntarily agreed to reimburse each fund's   operating expenses
above an annual rate of .95% of average net assets. For the period, the reimbursement reduced expenses by $51,467 and $50,863 for Equity Income Portfolio and Large Cap Portfolio, respectively. Through an arrangement between The Travelers and Fidelity Investments Institutional Services Co., Inc. (FIIS), an affiliate of FMR, FIIS has agreed to pay The Travelers a portion of these reimbursements.

6. BENEFICIAL INTEREST.

At the end of the period, The Travelers, its affiliates and Separate Accounts of The Travelers were record owners of approximately 100% of the total outstanding shares of each fund.






                                        19                     SEMIANNUAL REPORT

INVESTMENT ADVISER

Travelers Asset Management International Corporation
Hartford, Connecticut

INVESTMENT SUB-ADVISER

Fidelity Management & Research Company
Boston, Massachusetts

INDEPENDENT ACCOUNTANTS

Price Waterhouse
Boston, Massachusetts

CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Equity Income Portfolio or Large Cap Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity Insurance products offered by the Travelers Insurance Company or the Travelers Life and Annuity Company and the prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

[LOGO]


THE TRAVELERS VARIABLE
PRODUCTS FUNDS




SEMI-ANNUAL REPORTS
JUNE 30, 1997



THE TRAVELERS SERIES TRUST:

LARGE CAP PORTFOLIO
EQUITY INCOME PORTFOLIO




[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

CONTENTS

EQUITY INCOME PORTFOLIO

  PERFORMANCE                                     3               How the fund has done over time.

  FUND TALK                                       4               The manager's review of fund performance,
                                                                  strategy and outlook.

  INVESTMENTS                                     5               A complete list of the fund's investments with
                                                                  their market values.

  FINANCIAL STATEMENTS                            9               Statements of assets and liabilities, operations,
                                                                  and changes in net assets, as well as financial
                                                                  highlights.

LARGE CAP PORTFOLIO

  PERFORMANCE                                    11               How the fund has done over time.

  FUND TALK                                      12               The manager's review of fund performance,
                                                                  strategy and outlook.

  INVESTMENTS                                    13               A complete list of the fund's investments with
                                                                  their market values.

  FINANCIAL STATEMENTS                           16               Statements of assets and liabilities, operations,
                                                                  and changes in net assets, as well as financial
                                                                  highlights.

NOTES                                            18               Notes to the financial statements.


This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Neither of the funds is a bank.




SEMIANNUAL REPORT                      2

EQUITY INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance: total percentage change in value or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earns when it sells securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 1997             PAST 6                 LIFE OF
                                        MONTHS                   FUND
Equity-Income Portfolio                 18.25%                  32.07%

S&P 500(R)                              20.61%                  36.90%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period -- in this case, six months or since the fund started on August 30, 1996.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index -- a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

If certain fund expenses had not been reimbursed, the total returns would have been lower.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns will appear once the fund is a year old.

- UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of growth in the long run and volatility in the short run. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND

                         EQUITY
                         INCOME          STANDARD &
                        PORTFOLIO        POOR'S 500
    1996/08/30          10000.00          10000.00
    1996/09/30          10360.00          10477.38
    1996/10/31          10720.00          10766.35
    1996/11/30          11370.00          11580.18
    1996/12/31          11168.65          11350.78
    1997/01/31          11662.13          12059.97
    1997/02/28          11843.74          12154.52
    1997/03/31          11379.28          11655.09
    1997/04/30          11803.35          12350.90
    1997/05/31          12621.21          13102.83
    1997/06/30          13206.83          13689.83


Let's say hypothetically that $10,000 was invested in the Equity Income Portfolio on August 30, 1996, when the fund started. As the chart shows, by June 30, 1997, the investment would have grown to $13,207 -- a 32.07% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $13,690 over the same period -- a 36.90% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE 30, 1997

                                        % OF FUND'S
                                        INVESTMENTS
General Electric Co.                        3.8
Philip Morris Companies, Inc.               3.3
American Express Co.                        2.3
Federal National Mortgage Association       2.1
Allstate Corp.                              1.6

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997


                                        % OF FUND'S
                                        INVESTMENTS
Finance                                    23.3
Energy                                      9.9
Industrial Machinery & Equipment            8.8
Utilities                                   8.6
Nondurables                                 6.8

ASSET ALLOCATION AS OF JUNE 30, 1997*

                                       % OF FUND'S
                                       INVESTMENTS
Stocks                                    90.4%
Convertible securities                     0.7%
Short-term investments                     8.9%
*Foreign investments                       6.9%






                                        3                      SEMIANNUAL REPORT

EQUITY INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



[PHOTO]

An interview with
Stephen Petersen,
Portfolio Manager of
Equity Income Portfolio

Q.  HOW DID THE FUND PERFORM, STEVE?

A. For the six-month period ending June 30, 1997, the fund underperformed the Standard & Poor's 500 Index, which returned 20.61%. Since its inception on August 30, 1996, the fund trailed the S&P 500, which returned 36.90%.

Q.  WHY DID THE FUND SOMEWHAT UNDERPERFORM THE S&P INDEX OVER THE PAST SIX
MONTHS?

A. When you compare the performance of most actively managed diversified funds, like this one, against the S&P 500 index's performance over the period, very few beat the index. In fact, in the first quarter of 1997, less than 9% of all fund managers did so. That's because the index was heavily weighted in a small number of very large-capitalization stocks, and those stocks were the top performers over the period. Diversified funds, by definition, own stocks of several different cap sizes, not just large-cap stocks. In addition, many of the top stocks that contributed to the S&P 500 index's performance, such as technology giants Intel and Microsoft, don't pay dividends, and are therefore not the kind of stocks this fund tends to own. In short, the fund didn't underperform because of poor investment decisions. In fact, most of its heaviest weighted stocks performed relatively well. It's just that some of the very large-cap stocks it didn't own performed better.

Q.  HOW DOES THE FUND DEFINE TYPICAL EQUITY-INCOME STOCKS?

A. In general, they are fairly large market cap companies that pay higher dividend yields than the market. The fund also looks for companies that have been out of favor or those that have been relatively weak performers and where there's now potential for a turnaround in one form or another. By using this combination of established companies and up-and-coming companies, I try to maximize the fund's total returns.

Q.  WHAT WERE THE FUND'S STRONGEST-PERFORMING STOCKS OVER THE PERIOD?

A. General Electric, the fund's largest holding, showed consistently strong earnings growth and performed better than initial expectations. It also benefited from solid cash flow and a sound management team. Another top five holding, Philip Morris, continued to look very strong. Over the period, many of its earnings came from its food business and its tobacco business outside the U.S. In other words, Philip Morris' major growth was outside areas of the company affected by the litigation against the tobacco industry. In addition, financial stock Fannie Mae -- the Federal National Mortgage Association -- which buys mortgages, packages them, creates securities and then sells them back to the marketplace, turned in a strong performance over the period. American Express, another financial stock, also looked attractive. It traded at a discount to the overall market and showed signs of good earnings growth.

Q. AT THE END OF THE PERIOD, FINANCIAL STOCKS MADE UP ABOUT 23% OF THE FUND. WHY DID THEY LOOK GOOD?

A. Financial stocks, which tend to do well when interest rates are low, benefited from the favorable interest rate environment over the period. Over the past six months, many banks generated more capital than they needed to run their businesses, and they invested it by buying back their own stock. In addition, both acquiring and acquired financial companies benefited from recent mergers. Over the period, banks also profited from solid loan growth as the U.S. economy continued to remain relatively strong.

Q.  STEVE, HOW DOES THE FUND LOOK GOING FORWARD?

A. Generally, I will be sticking with large-cap, steady earnings-growth companies with attractive fundamentals and valuations. In addition, I will continue to look for attractive, overlooked, oversold or misunderstood types of companies, which I think show some interesting possibilities going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


- FUND FACTS

GOAL: seeks reasonable income by investing primarily in income-producing equity securities to provide current income and increase the value of the fund's shares

START DATE: August 30, 1996

SIZE: as of June 30, 1997, more than $6 million

MANAGER: Stephen Petersen, since inception, joined Fidelity in 1980






SEMIANNUAL REPORT                        4

EQUITY INCOME PORTFOLIO
INVESTMENTS JUNE 30, 1997 (UNAUDITED)
Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS -- 90.4%

                                                                       SHARES          VALUE (NOTE 1)
AEROSPACE & DEFENSE - 5.8%
AEROSPACE & DEFENSE - 4.4%
AlliedSignal, Inc.  . . . . . . . . . . . . . . . . . . .               1,100             $    92,400
Boeing Co.  . . . . . . . . . . . . . . . . . . . . . . .               1,142                  60,483
GenCorp, Inc. . . . . . . . . . . . . . . . . . . . . . .                 500                  11,563
Gulfstream Aerospace Corp.  . . . . . . . . . . . . . . .                 300                   8,625
Lockheed Martin Corp. . . . . . . . . . . . . . . . . . .               1,200                 124,275
Rockwell International Corp.  . . . . . . . . . . . . . .                 100                   5,900
Textron, Inc. . . . . . . . . . . . . . . . . . . . . . .                 600                  39,825
Thiokol Corp. . . . . . . . . . . . . . . . . . . . . . .                 100                   7,000
United Technologies Corp. . . . . . . . . . . . . . . . .               1,000                  83,000
                                                                                          -----------
                                                                                              433,071
                                                                                          -----------
DEFENSE ELECTRONICS - 1.3%
Northrop Grumman Corp.  . . . . . . . . . . . . . . . . .                 400                  35,125
Raytheon Co.  . . . . . . . . . . . . . . . . . . . . . .               1,700                  86,700
                                                                                          -----------
                                                                                              121,825
                                                                                          -----------
SHIP BUILDING & REPAIR - 0.1%
Newport News Shipbuilding, Inc. . . . . . . . . . . . . .                 440                   8,553
                                                                                          -----------
TOTAL AEROSPACE & DEFENSE . . . . . . . . . . . . . . . . . . . . . .                         563,449
                                                                                          -----------
BASIC INDUSTRIES - 6.6%
CHEMICALS & PLASTICS - 2.7%
Air Products & Chemicals, Inc.  . . . . . . . . . . . . .                 200                  16,250
du Pont (E.I.) de Nemours & Co. . . . . . . . . . . . . .               1,000                  62,875
Great Lakes Chemical Corp.  . . . . . . . . . . . . . . .                 400                  20,950
Hercules, Inc.  . . . . . . . . . . . . . . . . . . . . .                 300                  14,363
Millennium Chemicals, Inc.  . . . . . . . . . . . . . . .                 700                  15,925
Nalco Chemical Co.  . . . . . . . . . . . . . . . . . . .                 600                  23,175
Olin Corp.  . . . . . . . . . . . . . . . . . . . . . . .                 300                  11,719
Union Carbide Corp. . . . . . . . . . . . . . . . . . . .               1,300                  61,181
Witco Corp. . . . . . . . . . . . . . . . . . . . . . . .               1,000                  37,938
                                                                                          -----------
                                                                                              264,376
                                                                                          -----------
IRON & STEEL - 0.4%
Allegheny Teledyne, Inc.  . . . . . . . . . . . . . . . .                 400                  10,800
Inland Steel Industries, Inc. . . . . . . . . . . . . . .                 800                  20,900
Lukens, Inc.  . . . . . . . . . . . . . . . . . . . . . .                 300                   5,644
                                                                                          -----------
                                                                                               37,344
                                                                                          -----------
METALS & MINING - 1.8%
Alcan Aluminium Ltd.  . . . . . . . . . . . . . . . . . .                 500                  17,057
Alumax, Inc. (a)  . . . . . . . . . . . . . . . . . . . .               1,111                  42,149
Aluminum Co. of America . . . . . . . . . . . . . . . . .                 900                  67,838
Harsco Corp.  . . . . . . . . . . . . . . . . . . . . . .                 700                  28,350
Kaiser Aluminum Corp. (a) . . . . . . . . . . . . . . . .                 600                   7,350
Phelps Dodge Corp.  . . . . . . . . . . . . . . . . . . .                 100                   8,519
                                                                                          -----------
                                                                                              171,263
                                                                                          -----------
PAPER & FOREST PRODUCTS - 1.7%
Boise Cascade Corp. . . . . . . . . . . . . . . . . . . .                 500                  17,656
Champion International Corp.  . . . . . . . . . . . . . .                 600                  33,150
Georgia-Pacific Corp. . . . . . . . . . . . . . . . . . .                 200                  17,075
Kimberly-Clark Corp.  . . . . . . . . . . . . . . . . . .                 800                  39,800
Weyerhaeuser Co.  . . . . . . . . . . . . . . . . . . . .               1,200                  62,400
                                                                                          -----------
                                                                                              170,081
                                                                                          -----------
TOTAL BASIC INDUSTRIES  . . . . . . . . . . . . . . . . . . . . . . .                         643,064
                                                                                          -----------
CONSTRUCTION & REAL ESTATE - 1.1%
BUILDING MATERIALS - 0.5%
American Standard Companies, Inc. (a) . . . . . . . . . .                 600                  26,850
Masco Corp. . . . . . . . . . . . . . . . . . . . . . . .                 500                  20,875
                                                                                          -----------
                                                                                               47,725
                                                                                          -----------
CONSTRUCTION - 0.1%
Lennar Corp.  . . . . . . . . . . . . . . . . . . . . . .                 300                   9,581
                                                                                          -----------
ENGINEERING - 0.1%
EG & G, Inc.  . . . . . . . . . . . . . . . . . . . . . .                 500                  11,250
                                                                                          -----------
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Equity Residential Properties Trust (SBI) . . . . . . . .                 700                  33,250
                                                                                          -----------
TOTAL CONSTRUCTION & REAL ESTATE  . . . . . . . . . . . . . . . . . .                         101,806
                                                                                          -----------
DURABLES - 5.0%
AUTOS, TIRES, & ACCESSORIES - 2.9%
Chrysler Corp.  . . . . . . . . . . . . . . . . . . . . .               2,600                  85,313
Cummins Engine Co., Inc.  . . . . . . . . . . . . . . . .                 200                  14,113
Dana Corp.  . . . . . . . . . . . . . . . . . . . . . . .                 200                   7,600
Eaton Corp. . . . . . . . . . . . . . . . . . . . . . . .                 500                  43,656
General Motors Corp.  . . . . . . . . . . . . . . . . . .               1,100                  61,256
Johnson Controls, Inc.  . . . . . . . . . . . . . . . . .                 700                  28,744
Modine Manufacturing Co.  . . . . . . . . . . . . . . . .                 500                  14,875
Snap-On Tools Corp. . . . . . . . . . . . . . . . . . . .                 750                  29,531
                                                                                          -----------
                                                                                              285,088
                                                                                          -----------
CONSUMER DURABLES - 0.8%
Minnesota Mining & Manufacturing Co.  . . . . . . . . . .                 700                  71,400
                                                                                          -----------
CONSUMER ELECTRONICS - 0.7%
Maytag Co.  . . . . . . . . . . . . . . . . . . . . . . .               1,100                  28,738
Sunbeam-Oster, Inc. . . . . . . . . . . . . . . . . . . .                 400                  15,100
Whirlpool Corp. . . . . . . . . . . . . . . . . . . . . .                 500                  27,281
                                                                                          -----------
                                                                                               71,119
                                                                                          -----------
TEXTILES & APPAREL - 0.6%
Dexter Corp.  . . . . . . . . . . . . . . . . . . . . . .                 500                  16,000
Kellwood Co.  . . . . . . . . . . . . . . . . . . . . . .                 800                  22,200
Unifi, Inc. . . . . . . . . . . . . . . . . . . . . . . .                 600                  22,425
                                                                                          -----------
                                                                                               60,625
                                                                                          -----------
TOTAL DURABLES  . . . . . . . . . . . . . . . . . . . . . . . . . . .                         488,232
                                                                                          -----------
ENERGY - 9.6%
ENERGY SERVICES - 2.1%
Baker Hughes, Inc.  . . . . . . . . . . . . . . . . . . .                 300                  11,606
Dresser Industries, Inc.  . . . . . . . . . . . . . . . .               1,200                  44,700
Halliburton Co. . . . . . . . . . . . . . . . . . . . . .                 500                  39,625
Schlumberger Ltd. . . . . . . . . . . . . . . . . . . . .                 900                 112,500
                                                                                          -----------
                                                                                              208,431
                                                                                          -----------
OIL & GAS - 7.5%
Amerada Hess Corp.  . . . . . . . . . . . . . . . . . . .                 400                  22,225
Amoco Corp. . . . . . . . . . . . . . . . . . . . . . . .                 600                  52,163
Atlantic Richfield Co.  . . . . . . . . . . . . . . . . .               1,200                  84,600
British Petroleum PLC ADR . . . . . . . . . . . . . . . .               2,132                 159,634
Burlington Resources, Inc.  . . . . . . . . . . . . . . .                 400                  17,650
Exxon Corp. . . . . . . . . . . . . . . . . . . . . . . .                 400                  24,600
Mobil Corp. . . . . . . . . . . . . . . . . . . . . . . .                 700                  48,913
Occidental Petroleum Corp.  . . . . . . . . . . . . . . .               1,000                  25,063
Phillips Petroleum Co.  . . . . . . . . . . . . . . . . .                 500                  21,875
Royal Dutch Petroleum Co. . . . . . . . . . . . . . . . .               2,400                 130,500
Santa Fe Energy Resources, Inc. (a) . . . . . . . . . . .                 600                   8,813
Total SA sponsored ADR  . . . . . . . . . . . . . . . . .                 900                  45,563
USX-Marathon Group  . . . . . . . . . . . . . . . . . . .               1,600                  46,200
Unocal Corp.  . . . . . . . . . . . . . . . . . . . . . .               1,125                  43,664
                                                                                          -----------
                                                                                              731,463
                                                                                          -----------
TOTAL ENERGY  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         939,894
                                                                                          -----------


See accompanying notes which are an integral part of the financial statements.

                                       5                       SEMIANNUAL REPORT

EQUITY INCOME PORTFOLIO
INVESTMENTS (UNAUDITED) - CONTINUED


COMMON STOCKS - CONTINUED

                                                                       SHARES          VALUE (NOTE 1)
FINANCE - 23.3%
BANKS - 8.3%
Bank of New York Co., Inc.  . . . . . . . . . . . . . . .               3,100             $   134,850
Bank of Nova Scotia . . . . . . . . . . . . . . . . . . .                 200                   8,764
BankAmerica Corp. . . . . . . . . . . . . . . . . . . . .               2,100                 135,581
BankBoston Corp.  . . . . . . . . . . . . . . . . . . . .                 500                  36,031
Chase Manhattan Corp. . . . . . . . . . . . . . . . . . .                 500                  48,531
Citicorp  . . . . . . . . . . . . . . . . . . . . . . . .                 300                  36,169
Comerica, Inc.  . . . . . . . . . . . . . . . . . . . . .                 700                  47,600
First Bank System, Inc. . . . . . . . . . . . . . . . . .                 700                  59,763
National Bank of Canada . . . . . . . . . . . . . . . . .               2,200                  27,567
NationsBank Corp. . . . . . . . . . . . . . . . . . . . .               2,100                 135,450
Norwest Corp. . . . . . . . . . . . . . . . . . . . . . .                 800                  45,000
Royal Bank of Canada  . . . . . . . . . . . . . . . . . .                 900                  40,774
Wells Fargo & Co. . . . . . . . . . . . . . . . . . . . .                 200                  53,900
                                                                                          -----------
                                                                                              809,980
                                                                                          -----------
CREDIT & OTHER FINANCE - 5.2%
American Express Co.  . . . . . . . . . . . . . . . . . .               3,000                 223,500
Beneficial Corp.  . . . . . . . . . . . . . . . . . . . .                 400                  28,425
Edper Group Ltd. (The)
  Class A (ltd. vtg.) . . . . . . . . . . . . . . . . . .               1,000                  16,695
First Chicago NBD Corp. . . . . . . . . . . . . . . . . .               1,900                 114,950
Fleet Financial Group, Inc. . . . . . . . . . . . . . . .                 700                  44,275
Household International, Inc. . . . . . . . . . . . . . .                 500                  58,719
Transamerica Corp.  . . . . . . . . . . . . . . . . . . .                 200                  18,713
                                                                                          -----------
                                                                                              505,277
                                                                                          -----------
FEDERAL SPONSORED CREDIT - 2.1%
Federal National Mortgage Association . . . . . . . . . .               4,800                 209,400
                                                                                          -----------
INSURANCE - 6.1%
Aetna, Inc. . . . . . . . . . . . . . . . . . . . . . . .                 400                  40,950
Allstate Corp.  . . . . . . . . . . . . . . . . . . . . .               2,200                 160,600
American Bankers Insurance Group, Inc.  . . . . . . . . .                 600                  37,950
American Financial Group, Inc.  . . . . . . . . . . . . .                 700                  29,706
Brascan Ltd. Class A  . . . . . . . . . . . . . . . . . .               1,400                  34,629
CIGNA Corp. . . . . . . . . . . . . . . . . . . . . . . .                 200                  35,500
Fremont General Corp. . . . . . . . . . . . . . . . . . .               1,000                  40,250
General Re Corp.  . . . . . . . . . . . . . . . . . . . .                 200                  36,400
Hartford Financial Services Group, Inc. . . . . . . . . .                 900                  74,475
Highlands Insurance Group, Inc. (a) . . . . . . . . . . .                 400                   8,050
Marsh & McLennan Companies, Inc.  . . . . . . . . . . . .                 200                  14,275
Provident Companies, Inc. . . . . . . . . . . . . . . . .                 300                  16,050
Providian Financial Corp. (a) . . . . . . . . . . . . . .                 200                   6,425
Reliastar Financial Corp. . . . . . . . . . . . . . . . .                 800                  58,500
                                                                                          -----------
                                                                                              593,760
                                                                                          -----------
SAVINGS & LOANS - 1.2%
Great Western Financial Corp. . . . . . . . . . . . . . .                 900                  48,375
Washington Mutual, Inc. . . . . . . . . . . . . . . . . .               1,200                  71,700
                                                                                          -----------
                                                                                              120,075
                                                                                          -----------
SECURITIES INDUSTRY - 0.4%
Bear Stearns Companies, Inc.  . . . . . . . . . . . . . .                 420                  14,359
Lehman Brothers Holdings, Inc.  . . . . . . . . . . . . .                 600                  24,300
                                                                                          -----------
                                                                                               38,659
                                                                                          -----------
TOTAL FINANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       2,277,151
                                                                                          -----------
HEALTH - 3.1%
DRUGS & PHARMACEUTICALS - 2.3%
American Home Products Corp.  . . . . . . . . . . . . . .                 400                  30,600
Bristol-Myers Squibb Co.  . . . . . . . . . . . . . . . .               1,200                  97,200
Pharmacia & Upjohn, Inc.  . . . . . . . . . . . . . . . .                 600                  20,850
Pfizer, Inc.  . . . . . . . . . . . . . . . . . . . . . .                 100                  11,950
Schering-Plough Corp. . . . . . . . . . . . . . . . . . .               1,400                  67,025
                                                                                          -----------
                                                                                              227,625
                                                                                          -----------
MEDICAL EQUIPMENT & SUPPLIES - 0.6%
Allegiance Corp.  . . . . . . . . . . . . . . . . . . . .                 560                  15,260
Bausch & Lomb, Inc. . . . . . . . . . . . . . . . . . . .                 300                  14,138
Baxter International, Inc.  . . . . . . . . . . . . . . .                 100                   5,225
Johnson & Johnson . . . . . . . . . . . . . . . . . . . .                 300                  19,313
                                                                                          -----------
                                                                                               53,936
                                                                                          -----------
MEDICAL FACILITIES MANAGEMENT - 0.2%
Foundation Health Systems, Inc.
  Class A (a) . . . . . . . . . . . . . . . . . . . . . .                 590                  17,884
                                                                                          -----------
TOTAL HEALTH  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         299,445
                                                                                          -----------
HOLDING COMPANIES - 0.7%
CINergy Corp. . . . . . . . . . . . . . . . . . . . . . .                 700                  24,369
Norfolk Southern Corp.  . . . . . . . . . . . . . . . . .                 400                  40,300
U.S. Industries, Inc. (a) . . . . . . . . . . . . . . . .                 200                   7,125
                                                                                          -----------
                                                                                               71,794
                                                                                          -----------
INDUSTRIAL MACHINERY & EQUIPMENT - 8.8%
ELECTRICAL EQUIPMENT - 4.5%
Emerson Electric Co.  . . . . . . . . . . . . . . . . . .                 300                  16,519
General Electric Co.  . . . . . . . . . . . . . . . . . .               5,600                 366,100
Westinghouse Electric Corp. . . . . . . . . . . . . . . .               2,608                  60,310
                                                                                          -----------
                                                                                              442,929
                                                                                          -----------
INDUSTRIAL MACHINERY & EQUIPMENT - 2.7%
Caterpillar, Inc. . . . . . . . . . . . . . . . . . . . .                 300                  32,213
Cooper Industries, Inc. . . . . . . . . . . . . . . . . .                 600                  29,850
Harnischfeger Industries, Inc.  . . . . . . . . . . . . .                 400                  16,600
Ingersoll-Rand Co.  . . . . . . . . . . . . . . . . . . .                 600                  37,050
Keystone International, Inc.  . . . . . . . . . . . . . .                 900                  31,219
Parker-Hannifin Corp. . . . . . . . . . . . . . . . . . .                 600                  36,413
Stewart & Stevenson Services, Inc.  . . . . . . . . . . .                 400                  10,562
Tyco International Ltd. . . . . . . . . . . . . . . . . .               1,000                  69,563
                                                                                          -----------
                                                                                              263,470
                                                                                          -----------
POLLUTION CONTROL - 1.6%
Browning-Ferris Industries, Inc.  . . . . . . . . . . . .               1,700                  56,525
Safety Kleen Corp.  . . . . . . . . . . . . . . . . . . .                 600                  10,125
Waste Management, Inc.  . . . . . . . . . . . . . . . . .               2,300                  73,888
Zurn Industries, Inc. . . . . . . . . . . . . . . . . . .                 500                  14,375
                                                                                          -----------
                                                                                              154,913
                                                                                          -----------
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT  . . . . . . . . . . . . . . .                         861,312
                                                                                          -----------
MEDIA & LEISURE - 2.2%
ENTERTAINMENT - 0.5%
MGM Grand, Inc. (a) . . . . . . . . . . . . . . . . . . .                 300                  11,100
Viacom, Inc. Class B (non-vtg.) (a) . . . . . . . . . . .               1,200                  36,000
                                                                                          -----------
                                                                                               47,100
                                                                                          -----------
LEISURE DURABLES & TOYS - 0.4%
Brunswick Corp. . . . . . . . . . . . . . . . . . . . . .                 500                  15,625
Hasbro, Inc.  . . . . . . . . . . . . . . . . . . . . . .                 550                  15,606
Outboard Marine Corp. . . . . . . . . . . . . . . . . . .                 400                   7,100
                                                                                          -----------
                                                                                               38,331
                                                                                          -----------
LODGING & GAMING - 0.4%
ITT Corp. (a) . . . . . . . . . . . . . . . . . . . . . .                 700                  42,744
                                                                                          -----------
PUBLISHING - 0.9%
ACNielsen Corp. (a) . . . . . . . . . . . . . . . . . . .                 866                  16,995
Cognizant Corp. . . . . . . . . . . . . . . . . . . . . .                 500                  20,250
Harcourt General, Inc.  . . . . . . . . . . . . . . . . .                 600                  28,575
McGraw-Hill, Inc. . . . . . . . . . . . . . . . . . . . .                 400                  23,525
                                                                                          -----------
                                                                                               89,345
                                                                                          -----------
TOTAL MEDIA & LEISURE . . . . . . . . . . . . . . . . . .                                     217,520
                                                                                          -----------



See accompanying notes which are an integral part of the financial statements.

SEMIANNUAL REPORT                         6

                                                                       SHARES          VALUE (NOTE 1)
NONDURABLES - 6.8%
BEVERAGES - 0.1%
PepsiCo, Inc. . . . . . . . . . . . . . . . . . . . . . .                 300            $     11,269
                                                                                          -----------
FOODS - 0.9%
General Mills, Inc. . . . . . . . . . . . . . . . . . . .                 581                  37,838
Heinz (H.J.) Co.  . . . . . . . . . . . . . . . . . . . .                 200                   9,225
Kellogg Co. . . . . . . . . . . . . . . . . . . . . . . .                 100                   8,563
Ralcorp Holdings, Inc. (a)  . . . . . . . . . . . . . . .                 300                   4,425
Ralston Purina Co.  . . . . . . . . . . . . . . . . . . .                 300                  24,656
                                                                                          -----------
                                                                                               84,707
                                                                                          -----------
HOUSEHOLD PRODUCTS - 1.1%
Dial Corp.  . . . . . . . . . . . . . . . . . . . . . . .                 700                  10,938
Premark International, Inc. . . . . . . . . . . . . . . .                 600                  16,050
Rubbermaid, Inc.  . . . . . . . . . . . . . . . . . . . .               1,300                  38,675
Tambrands, Inc. . . . . . . . . . . . . . . . . . . . . .                 400                  19,950
Unilever NV ADR . . . . . . . . . . . . . . . . . . . . .                 100                  21,406
                                                                                          -----------
                                                                                              107,019
                                                                                          -----------
TOBACCO - 4.7%
Dimon, Inc. . . . . . . . . . . . . . . . . . . . . . . .                 300                   7,950
Gallaher Group PLC sponsored ADR  . . . . . . . . . . . .                 400                   7,375
Philip Morris Companies, Inc. . . . . . . . . . . . . . .               7,200                 319,500
RJR Nabisco Holdings Corp.  . . . . . . . . . . . . . . .               3,140                 103,620
Universal Corp. . . . . . . . . . . . . . . . . . . . . .                 500                  15,875
                                                                                          -----------
                                                                                              454,320
                                                                                          -----------
TOTAL NONDURABLES . . . . . . . . . . . . . . . . . . . . . . . . . .                         657,315
                                                                                          -----------
PRECIOUS METALS - 0.3%
Newmont Mining Corp.  . . . . . . . . . . . . . . . . . .                 800                  31,200
                                                                                          -----------
RETAIL & WHOLESALE - 4.9%
APPAREL STORES - 1.2%
Footstar, Inc. (a)  . . . . . . . . . . . . . . . . . . .                 500                  13,063
Limited, Inc. (The) . . . . . . . . . . . . . . . . . . .               1,600                  32,400
Payless ShoeSource, Inc. (a)  . . . . . . . . . . . . . .                 500                  27,344
TJX Companies, Inc. . . . . . . . . . . . . . . . . . . .               1,600                  42,200
                                                                                          -----------
                                                                                              115,007
                                                                                          -----------
DRUG STORES - 0.2%
CVS Corp. . . . . . . . . . . . . . . . . . . . . . . . .                 300                  15,375
                                                                                          -----------
GENERAL MERCHANDISE STORES - 2.7%
Dayton Hudson Corp. . . . . . . . . . . . . . . . . . . .                 500                  26,594
Federated Department Stores, Inc. (a) . . . . . . . . . .               1,200                  41,700
May Department Stores Co. (The) . . . . . . . . . . . . .                 400                  18,900
Sears, Roebuck & Co.  . . . . . . . . . . . . . . . . . .                 900                  48,375
Wal-Mart Stores, Inc. . . . . . . . . . . . . . . . . . .               3,900                 131,869
                                                                                          -----------
                                                                                              267,438
                                                                                          -----------
GROCERY STORES - 0.1%
American Stores Co. . . . . . . . . . . . . . . . . . . .                 200                   9,988
                                                                                          -----------
RETAIL & WHOLESALE, MISCELLANEOUS - 0.7%
Tandy Corp. . . . . . . . . . . . . . . . . . . . . . . .                 500                  28,000
Toys "R" Us, Inc. (a) . . . . . . . . . . . . . . . . . .               1,200                  42,000
                                                                                          -----------
                                                                                               70,000
                                                                                          -----------
TOTAL RETAIL & WHOLESALE  . . . . . . . . . . . . . . . . . . . . . .                         477,808
                                                                                          -----------
SERVICES - 1.0%
PRINTING - 0.7%
Deluxe Corp.  . . . . . . . . . . . . . . . . . . . . . .                 800                  27,300
Donnelley (R.R.) & Sons Co. . . . . . . . . . . . . . . .                 700                  25,638
New England Business Service, Inc.  . . . . . . . . . . .                 400                  10,525
                                                                                          -----------
                                                                                               63,463
                                                                                          -----------
SERVICES - 0.3%
Block (H&R), Inc. . . . . . . . . . . . . . . . . . . . .                 400                  12,900
Dun & Bradstreet Corp.  . . . . . . . . . . . . . . . . .                 500                  13,125
Jostens, Inc. . . . . . . . . . . . . . . . . . . . . . .                 300                   7,913
                                                                                          -----------
                                                                                               33,938
                                                                                          -----------
TOTAL SERVICES  . . . . . . . . . . . . . . . . . . . . .                                      97,401
                                                                                          -----------
TECHNOLOGY - 2.0%
COMPUTER SERVICES & SOFTWARE - 0.1%
Electronic Data Systems Corp. . . . . . . . . . . . . . .                 300                  12,300
                                                                                          -----------
COMPUTERS & OFFICE EQUIPMENT - 0.8%
Digital Equipment Corp. (a) . . . . . . . . . . . . . . .                 300                  10,631
International Business Machines Corp. . . . . . . . . . .                 700                  63,131
Xerox Corp. . . . . . . . . . . . . . . . . . . . . . . .                 100                   7,888
                                                                                          -----------
                                                                                               81,650
                                                                                          -----------
ELECTRONICS - 0.4%
AMP, Inc. . . . . . . . . . . . . . . . . . . . . . . . .                 600                  25,050
Thomas & Betts Corp.  . . . . . . . . . . . . . . . . . .                 300                  15,769
                                                                                          -----------
                                                                                               40,819
                                                                                          -----------
PHOTOGRAPHIC EQUIPMENT - 0.7%
Eastman Kodak Co. . . . . . . . . . . . . . . . . . . . .                 600                  46,050
Polaroid Corp.  . . . . . . . . . . . . . . . . . . . . .                 300                  16,650
                                                                                          -----------
                                                                                               62,700
                                                                                          -----------
TOTAL TECHNOLOGY  . . . . . . . . . . . . . . . . . . . . . . . . . .                         197,469
                                                                                          -----------
TRANSPORTATION - 0.7%
AIR TRANSPORTATION - 0.2%
Viad Corp.  . . . . . . . . . . . . . . . . . . . . . . .               1,200                  23,100
                                                                                          -----------
RAILROADS - 0.5%
CSX Corp. . . . . . . . . . . . . . . . . . . . . . . . .                 800                  44,400
                                                                                          -----------
TOTAL TRANSPORTATION  . . . . . . . . . . . . . . . . . . . . . . . .                          67,500
                                                                                          -----------
UTILITIES - 8.5%
ELECTRIC UTILITY - 2.9%
Allegheny Power System, Inc.  . . . . . . . . . . . . . .               1,300                  34,694
American Electric Power Co., Inc. . . . . . . . . . . . .               1,300                  54,600
Central Maine Power Co. . . . . . . . . . . . . . . . . .                 800                   9,950
Consolidated Edison Co. of New York, Inc. . . . . . . . .                 400                  11,775
DPL, Inc. . . . . . . . . . . . . . . . . . . . . . . . .                 800                  19,700
Duke Power Co.  . . . . . . . . . . . . . . . . . . . . .                 522                  25,023
Entergy Corp. . . . . . . . . . . . . . . . . . . . . . .               1,900                  52,013
Illinova Corp.  . . . . . . . . . . . . . . . . . . . . .                 600                  13,200
Niagara Mohawk Power Corp. (a)  . . . . . . . . . . . . .               1,300                  11,131
PECO Energy Co. . . . . . . . . . . . . . . . . . . . . .                 300                   6,300
PG&E Corp.  . . . . . . . . . . . . . . . . . . . . . . .                 800                  19,400
PacifiCorp. . . . . . . . . . . . . . . . . . . . . . . .                 400                   8,800
Pinnacle West Capital Corp. . . . . . . . . . . . . . . .                 600                  18,038
                                                                                          -----------
                                                                                              284,624
                                                                                          -----------
GAS - 1.1%
MCN Corp. . . . . . . . . . . . . . . . . . . . . . . . .                 600                  18,375
Nova Corp.  . . . . . . . . . . . . . . . . . . . . . . .               1,400                  11,965
Pacific Enterprises . . . . . . . . . . . . . . . . . . .               1,200                  40,350
Questar Corp. . . . . . . . . . . . . . . . . . . . . . .               1,000                  40,375
                                                                                          -----------
                                                                                              111,065
                                                                                          -----------



See accompanying notes which are an integral part of the financial statements.

                                       7                       SEMIANNUAL REPORT

EQUITY INCOME PORTFOLIO
INVESTMENTS (UNAUDITED) - CONTINUED

COMMON STOCKS - CONTINUED

                                                                       SHARES          VALUE (NOTE 1)
UTILITIES - continued
TELEPHONE SERVICES - 4.5%
AT&T Corp.  . . . . . . . . . . . . . . . . . . . . . . .                 100           $       3,506
ALLTEL Corp.  . . . . . . . . . . . . . . . . . . . . . .                 700                  23,406
Ameritech Corp. . . . . . . . . . . . . . . . . . . . . .               1,100                  74,731
BCE, Inc. . . . . . . . . . . . . . . . . . . . . . . . .                 900                  25,032
Bell Atlantic Corp. . . . . . . . . . . . . . . . . . . .                 700                  53,113
BellSouth Corp. . . . . . . . . . . . . . . . . . . . . .               1,200                  55,650
Frontier Corp.  . . . . . . . . . . . . . . . . . . . . .                 500                   9,969
MCI Communications Corp.  . . . . . . . . . . . . . . . .                 300                  11,484
NYNEX Corp. . . . . . . . . . . . . . . . . . . . . . . .               1,400                  80,675
SBC Communications, Inc.  . . . . . . . . . . . . . . . .                 800                  49,500
Sprint Corp.  . . . . . . . . . . . . . . . . . . . . . .                 400                  21,050
Telus Corp. . . . . . . . . . . . . . . . . . . . . . . .                 600                  11,017
WorldCom, Inc. (a)  . . . . . . . . . . . . . . . . . . .                 500                  16,000
                                                                                          -----------
                                                                                              435,133
                                                                                          -----------

TOTAL UTILITIES . . . . . . . . . . . . . . . . . . . . .                                     830,822
                                                                                          -----------
TOTAL COMMON STOCKS
  (Cost $7,645,047) . . . . . . . . . . . . . . . . . . .                                   8,823,182
                                                                                          -----------

CONVERTIBLE PREFERRED STOCKS -- 0.6%

ENERGY - 0.3%
OIL & GAS - 0.3%
Occidental Petroleum Corp.
  Indexed $3.00 . . . . . . . . . . . . . . . . . . . . .                 300                  24,300
                                                                                          -----------
MEDIA & LEISURE - 0.1%
ENTERTAINMENT - 0.1%
Time Warner Financing Trust $1.24 . . . . . . . . . . . .                 300                  12,600
                                                                                          -----------
RETAIL & WHOLESALE - 0.1%
GENERAL MERCHANDISE STORES - 0.1%
K mart Financing I $3.875 . . . . . . . . . . . . . . . .                 200                  10,975
                                                                                          -----------
UTILITIES - 0.1%
CELLULAR - 0.1%
AirTouch Communications, Inc.
  Class B $1.74 . . . . . . . . . . . . . . . . . . . . .                 400                  11,400
                                                                                          -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $50,924)  . . . . . . . . . . . . . . . . . . . . . . . . . .                          59,275
                                                                                          -----------

CONVERTIBLE BONDS -- 0.1%

               MOODY'S RATINGS                                      PRINCIPAL
                                                                       AMOUNT
RETAIL & WHOLESALE - 0.1%
GENERAL MERCHANDISE STORES - 0.1%
Federated Department Stores, Inc. 5%, 10/1/03
  (Cost $11,500)  . . . . . . . . . . . . .  Baa3                     $10,000                  11,925
                                                                                          -----------

CASH EQUIVALENTS -- 8.9%

                                                                    MATURITY                    VALUE
                                                                      AMOUNT                 (NOTE 1)
Investments in repurchase agreements
  (U.S. Treasury obligations) in a joint
  trading account at 5.93%, dated
  6/30/97 due 7/1/97  . . . . . . . . . . .                     $    867,143              $   867,000
                                                                                          -----------

TOTAL INVESTMENT IN SECURITIES - 100%
  (Cost $8,574,471) . . . . . . . . . . . . . . . . . . . . . . . .                       $ 9,761,382
                                                                                          ===========

LEGEND

(a) Non-income producing

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $6,182,342 and $1,804,848, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms amounted to $326 for the period (see Note 4 of Notes to Financial Statements).

INCOME TAX INFORMATION

At June 30, 1997 the aggregate cost of investment securities for income tax purposes was $8,574,471. Net unrealized appreciation aggregated $1,186,911, of which $1,235,614 related to appreciated investment securities and $48,703 related to depreciated investment securities.





See accompanying notes which are an integral part of the financial statements.

SEMIANNUAL REPORT                         8

EQUITY INCOME PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                           JUNE 30, 1997 (UNAUDITED)
ASSETS
Investment in securities, at
  value (including repurchase
  agreements of $867,000)
  (cost $8,574,471) - See
  accompanying schedule . . . . . . . . . . . . . . . .                                $    9,761,382
Cash  . . . . . . . . . . . . . . . . . . . . . . . . .                                           981
Receivable for fund shares sold . . . . . . . . . . . .                                        90,204
Dividends receivable  . . . . . . . . . . . . . . . . .                                        15,088
Interest receivable . . . . . . . . . . . . . . . . . .                                           124
Receivable for expense reductions . . . . . . . . . . .                                         4,291
                                                                                       --------------
  TOTAL ASSETS  . . . . . . . . . . . . . . . . . . . .                                     9,872,070

LIABILITIES
Payable for investments purchased . . . . . . . . . . .      $        633,008
Payable for fund shares redeemed  . . . . . . . . . . .             2,312,556
Other payables and accrued expenses . . . . . . . . . .                26,840
                                                             ----------------
  TOTAL LIABILITIES . . . . . . . . . . . . . . . . . .                                     2,972,404
                                                                                       --------------

NET ASSETS  . . . . . . . . . . . . . . . . . . . . . .                                $    6,899,666
                                                                                       ==============
Net Assets consist of:
Paid in capital . . . . . . . . . . . . . . . . . . . .                                $    5,430,292
Undistributed net investment income . . . . . . . . . .                                        60,641
Accumulated undistributed net realized gain (loss)
  on investments and foreign currency transactions . . .                                      221,820
Net unrealized appreciation
  (depreciation) on investments
  and assets and liabilities in
  foreign currencies  . . . . . . . . . . . . . . . . .                                     1,186,913
                                                                                       --------------

NET ASSETS, for 527,538 shares outstanding  . . . . . .                                $    6,899,666
                                                                                       ==============
NET ASSET VALUE, offering price and redemption
  price per share ($6,899,666 / 527,538 shares) . . . .                                        $13.08
                                                                                               ======

STATEMENT OF OPERATIONS

                                                            SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
Dividends . . . . . . . . . . . . . . . . . . . . . . .                                $       85,463
Interest  . . . . . . . . . . . . . . . . . . . . . . .                                         8,985
                                                                                       --------------
  TOTAL INCOME  . . . . . . . . . . . . . . . . . . . .                                        94,448

EXPENSES
Management fee  . . . . . . . . . . . . . . . . . . . .        $       27,091
Transfer agent fees . . . . . . . . . . . . . . . . . .                 1,288
Accounting fees and expenses  . . . . . . . . . . . . .                30,003
Non-interested trustees' compensation . . . . . . . . .                 2,417
Custodian fees and expenses . . . . . . . . . . . . . .                 8,535
Audit . . . . . . . . . . . . . . . . . . . . . . . . .                15,940
                                                               --------------
  Total expenses before reductions  . . . . . . . . . .                85,274
  Expense reductions  . . . . . . . . . . . . . . . . .               (51,467)                 33,807
                                                               --------------          --------------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . . .                                        60,641
                                                                                       --------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
  investment securities . . . . . . . . . . . . . . . .                                       227,403
Change in net unrealized
  appreciation (depreciation) on:
  Investment securities . . . . . . . . . . . . . . . .               874,861
  Assets and liabilities in
    foreign currencies  . . . . . . . . . . . . . . . .                     2                 874,863
                                                               --------------          --------------
NET GAIN (LOSS) . . . . . . . . . . . . . . . . . . . .                                     1,102,266
                                                                                       --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . . . . . . . . . . .                                $    1,162,907
                                                                                       ==============





See accompanying notes which are an integral part of the financial statements.

                                        9                      SEMIANNUAL REPORT

EQUITY INCOME PORTFOLIO
FINANCIAL STATEMENTS - CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            AUGUST 30, 1996
                                                                                             (COMMENCEMENT
                                                             SIX MONTHS ENDED              OF OPERATIONS) TO
                                                              JUNE 30, 1997                  DECEMBER 31,
                                                               (UNAUDITED)                       1996
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income . . . . . . . . . . . . . . . . .     $        60,641                $       25,456
  Net realized gain (loss)  . . . . . . . . . . . . . . .             227,403                        13,230
  Change in net unrealized appreciation (depreciation)  .             874,863                       312,050
                                                              ---------------                --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS . . . . . . . . . . . . . . . . . . .           1,162,907                       350,736
                                                              ---------------                --------------
Distributions to shareholders
  From net investment income  . . . . . . . . . . . . . .                  --                       (25,784)
  From net realized gain  . . . . . . . . . . . . . . . .             (18,485)                           --
                                                              ---------------                --------------
  Total distributions . . . . . . . . . . . . . . . . . .             (18,485)                      (25,784)
                                                              ---------------                --------------
Share transactions
  Net proceeds from sales of shares . . . . . . . . . . .           5,518,509                     3,249,728
  Reinvestment of distributions . . . . . . . . . . . . .              18,485                        25,784
  Cost of shares redeemed . . . . . . . . . . . . . . . .          (3,382,147)                          (67)
                                                              ---------------                --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM SHARE TRANSACTIONS . . . . . . . . . . . . . . .           2,154,847                     3,275,445
                                                              ---------------                --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS . . . . . . . .           3,299,269                     3,600,397
NET ASSETS
  Beginning of period . . . . . . . . . . . . . . . . . .           3,600,397                            --
                                                              ---------------                --------------
  End of period (including undistributed net investment
    income of $60,641 and $0, respectively) . . . . . . .     $     6,899,666                $    3,600,397
                                                              ===============                ==============
OTHER INFORMATION
Shares
  Sold  . . . . . . . . . . . . . . . . . . . . . . . . .             466,549                       322,467
  Issued in reinvestment of distributions . . . . . . . .               1,594                         2,286
  Redeemed  . . . . . . . . . . . . . . . . . . . . . . .            (265,352)                           (6)
                                                              ---------------                --------------
  Net increase (decrease) . . . . . . . . . . . . . . . .             202,791                       324,747
                                                              ===============                ==============

See accompanying notes which are an integral part of the financial statements.



FINANCIAL HIGHLIGHTS

                                                                                           AUGUST 30, 1996
                                                                                            (COMMENCEMENT
                                                              SIX MONTHS ENDED            OF OPERATIONS) TO
                                                                JUNE 30, 1997               DECEMBER 31,
                                                                 (UNAUDITED)                    1996
SELECTED PER-SHARE DATA
Net asset value, beginning of period  . . . . . . . . . . .     $    11.09                  $     10.00
                                                                ----------                  -----------
Income from Investment Operations
  Net investment income . . . . . . . . . . . . . . . . . .            .10(E)                       .08
  Net realized and unrealized gain (loss) . . . . . . . . .           1.92                         1.09
                                                                ----------                  -----------
  Total from investment operations  . . . . . . . . . . . .           2.02                         1.17
                                                                ----------                  -----------
Less Distributions
  From net investment income  . . . . . . . . . . . . . . .             --                         (.08)
  From net realized gain  . . . . . . . . . . . . . . . . .           (.03)                          --
                                                                ----------                  -----------
  Total distributions . . . . . . . . . . . . . . . . . . .           (.03)                        (.08)
                                                                ----------                  -----------
Net asset value, end of period  . . . . . . . . . . . . . .     $    13.08                  $     11.09
                                                                ==========                  ===========
TOTAL RETURN (B), (D) . . . . . . . . . . . . . . . . . . .          18.25%                       11.69%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) . . . . . . . . . .     $    6,900                  $     3,600
Ratio of expenses to average net assets . . . . . . . . . .            .95% (A),(C)                 .95% (A), (C)
Ratio of net investment income to average net assets  . . .           1.70% (A)                    2.34% (A)
Portfolio turnover rate . . . . . . . . . . . . . . . . . .             52% (A)                      14% (A)
Average commission rate (F) . . . . . . . . . . . . . . . .     $    .0194                  $     .0168

(A) Annualized (B) Total returns for periods of less than one year are not annualized. (C) The Travelers agreed to reimburse a portion of the fund's expenses during the period.Without this reimbursement, the fund's expense ratio would have been higher (see Note 5 of Notes to Financial Statements). (D) The total returns would have been lower had certain expenses not been reduced during the periods shown (see Note 5 of Notes to Financial Statements). (E) Net investment income per share has been calculated based on average shares outstanding during the period. (F) A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.



SEMIANNUAL REPORT                       10

LARGE CAP PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance: total percentage change in value or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earns when it sells securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 1997

                        PAST 6             LIFE OF
                        MONTHS               FUND
Large Cap Portfolio     13.39%              28.46%

S&P 500(R)              20.61%              36.90%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period -- in this case, six months or since the fund started on August 30, 1996.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index -- a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

If certain fund expenses had not been reimbursed, the total returns would have been lower.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns will appear once the fund is a year old.

- UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of growth in the long run and volatility in the short run. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND

                   Large Cap Portfolio    Standard & Poor's 500
1996/08/30              10000.00                10000.00
1996/09/30              10640.00                10477.38
1996/10/31              10790.00                10766.35
1996/11/30              11640.00                11580.18
1996/12/31              11329.54                11350.78
1997/01/31              11921.61                12059.97
1997/02/28              11749.69                12154.52
1997/03/31              11191.15                11655.09
1997/04/30              11688.76                12350.90
1997/05/31              12460.56                13102.83
1997/06/30              12846.47                13689.83

Let's say hypothetically that $10,000 was invested in the Large Cap Portfolio on August 30, 1996, when the fund started. As the chart shows, by June 30, 1997, the investment would have grown to $12,846 -- a 28.46% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $13,690 over the same period -- a 36.90% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE 30, 1997

                                        % OF FUND'S
                                        INVESTMENTS
Philip Morris Companies, Inc.               2.0
General Electric Co.                        1.7
International Business Machines Corp.       1.7
Marriott International, Inc.                1.6
American Home Products Corp.                1.6

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997(6)

                                        % OF FUND'S
                                        INVESTMENTS
Technology                                 16.0
Health                                     12.3
Finance                                    11.5
Retail & Wholesale                          8.0
Industrial Machinery & Equipment            7.2


ASSET ALLOCATION AS OF JUNE 30, 1997*

                                        % OF FUND'S
                                        INVESTMENTS
Stocks                                     87.1%
Short-term investments                     12.9%
* Foreign investments                       4.7%



                                       11                      SEMIANNUAL REPORT

LARGE CAP PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW


[PHOTO]

An interview with
Thomas Sprague,
Portfolio Manager of
Large Cap Portfolio

Q.  HOW DID THE FUND PERFORM, TOM?

A. For the six months that ended June 30, 1997, the fund trailed the Standard & Poor's 500 Index, which returned 20.61%. From August 30, 1996 -- the fund's inception date -- through June 30, 1997, the fund underperformed the index, which had a return of 36.90%.

Q. WHAT FACTORS CONTRIBUTED TO THE DIFFERENCES IN RETURNS BETWEEN THE FUND AND ITS INDEX?

A. The environment over the past six months, and even over the past year, has been very favorable for the stock market. Returns across the board have been strong due to a combination of good earnings growth and stable interest rates, two of the primary drivers behind stock performance. One factor that explains the difference between the fund's performance versus the S&P 500 has been the amazing "narrowness" of the market. A select group of the largest-cap stocks in the market -- including General Electric, Microsoft and Coca-Cola -- dramatically outperformed not only the broad market, but the large-cap universe itself.

Q.  HOW DID THIS ENVIRONMENT HURT THE FUND? DID IT HELP IN ANY WAY?

A. The fund had positions in each of the mega-cap stocks I mentioned above, but was underweighted in them relative to the index. The reason for this can be traced to my valuation methodology. When I'm looking at stocks, I try to stick to my investment discipline of owning companies with good earnings prospects, but only if the valuation is attractive. I felt that the valuations of many of these mega-caps were excessive relative to their growth prospects. Apparently, the market felt otherwise over the past six months. Over the longer-term, however, it may benefit the fund to own a more diversified portfolio of large-cap names with equivalent growth prospects and a much lower price-to-earnings (P/E) ratio than those 50 or so mega-cap names that have performed so well of late.

Q.  WHAT OTHER FACTORS CONTRIBUTED TO PERFORMANCE?

A. Two other specific factors affecting return were the fund's positions in technology and finance stocks. In terms of technology, as I've already mentioned, I didn't own enough of the mega-cap names such as Microsoft and Intel relative to the index. Additionally, the fund's stake in networking stocks -- those that link together communications equipment -- proved disappointing as a short-term earnings slowdown occurred in that area of the technology market. I remain convinced, though, that the long-term outlook for networking remains bright. The flip side was the financial services area. In conjunction with the stable interest rate environment, many financial services companies had strong earnings growth that enabled their relatively low P/E ratios to expand. The fund's large exposure to this sector helped results.

Q. WHICH INDIVIDUAL STOCKS CONTRIBUTED POSITIVELY TO PERFORMANCE? WHICH ONES DISAPPOINTED?

A. Halliburton and Schlumberger -- two companies that provide equipment and services to energy companies involved in the exploration and production of oil -- performed very well as business levels were strong. The fund's position in Allstate was also a positive as the insurer addressed its hurricane risk exposure in Florida and its earthquake risk in California while simultaneously improving returns in its core auto insurance business. On the negative side, several of the fund's retail-related stocks turned in poor results as this sector continued to suffer from store overcapacity and surprisingly sluggish sales. These stocks included PETsMART, which the fund no longer owns, as well as Toys 'R' Us.

Q.  WHAT'S YOUR OUTLOOK?

A. I believe two factors have the most influence on a stock's performance: interest rates and earnings growth. When rates are climbing, the market suffers. When rates are down, the market prospers. Similarly, when earnings are up, the market is happy. When they're down, the market feels the effects. Since I don't try to predict the direction of interest rates, I'll continue to emphasize earnings growth and valuation as the cornerstone of my investment approach. This will most likely lead me to the technology area, where many sectors -- including networking, proprietary semiconductors and information technology service providers -- currently appear poised for long-term growth. I may also continue to favor the health care sector, where good product development and strong pharmaceutical demand has been creating earnings growth. Lastly, the healthy economy is producing strong earnings growth potential in several consumer-related sectors. These may be additional areas of focus for the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.



- FUND FACTS

GOAL: long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations

START DATE: August 30, 1996

SIZE: as of June 30, 1997, more than $5 million

MANAGER: Thomas Sprague, since inception; joined Fidelity in 1989





SEMIANNUAL REPORT                      12

LARGE CAP PORTFOLIO
INVESTMENTS JUNE 30, 1997 (UNAUDITED)
Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS -- 87.1%


                                                                       SHARES          VALUE (NOTE 1)
AEROSPACE & DEFENSE - 2.8%
AEROSPACE & DEFENSE - 2.5%
AlliedSignal, Inc.  . . . . . . . . . . . . . . . . . . .                 500             $    42,000
Boeing Co.  . . . . . . . . . . . . . . . . . . . . . . .                 600                  31,822
Lockheed Martin Corp. . . . . . . . . . . . . . . . . . .                 400                  41,425
Sundstrand Corp.  . . . . . . . . . . . . . . . . . . . .                 300                  16,744
                                                                                          -----------
                                                                                              131,991
                                                                                          -----------

SHIP BUILDING & REPAIR - 0.3%
General Dynamics Corp.  . . . . . . . . . . . . . . . . .                 200                  15,000
                                                                                          -----------

TOTAL AEROSPACE & DEFENSE . . . . . . . . . . . . . . . . . . . . . .                         146,991
                                                                                          -----------

BASIC INDUSTRIES - 3.0%
CHEMICALS & PLASTICS - 1.1%
Monsanto Co.  . . . . . . . . . . . . . . . . . . . . . .                 300                  12,919
Praxair, Inc. . . . . . . . . . . . . . . . . . . . . . .                 500                  28,000
Union Carbide Corp. . . . . . . . . . . . . . . . . . . .                 400                  18,825
                                                                                          -----------
                                                                                               59,744
                                                                                          -----------
PACKAGING & CONTAINERS - 1.4%
Owens-Illinois, Inc. (a)  . . . . . . . . . . . . . . . .               2,500                  77,500
                                                                                          -----------
PAPER & FOREST PRODUCTS - 0.5%
Fort Howard Corp. (a) . . . . . . . . . . . . . . . . . .                 500                  25,313
                                                                                          -----------

TOTAL BASIC INDUSTRIES  . . . . . . . . . . . . . . . . . . . . . . .                         162,557
                                                                                          -----------

CONSTRUCTION & REAL ESTATE - 0.5%
BUILDING MATERIALS - 0.5%
Sherwin-Williams Co.  . . . . . . . . . . . . . . . . . .                 900                  27,788
                                                                                          -----------

DURABLES - 1.5%
AUTOS, TIRES, & ACCESSORIES - 0.7%
Snap-On Tools Corp. . . . . . . . . . . . . . . . . . . .                 700                  27,563
Tower Automotive, Inc. (a)  . . . . . . . . . . . . . . .                 200                   8,600
                                                                                          -----------
                                                                                               36,163
                                                                                          -----------
HOME FURNISHINGS - 0.8%
Leggett & Platt, Inc. . . . . . . . . . . . . . . . . . .               1,000                  43,000
                                                                                          -----------

TOTAL DURABLES  . . . . . . . . . . . . . . . . . . . . . . . . . . .                          79,163
                                                                                          -----------

ENERGY - 6.4%
ENERGY SERVICES - 2.3%
Dresser Industries, Inc.  . . . . . . . . . . . . . . . .                 800                  29,800
Halliburton Co. . . . . . . . . . . . . . . . . . . . . .                 700                  55,475
Schlumberger Ltd. . . . . . . . . . . . . . . . . . . . .                 300                  37,500
                                                                                          -----------
                                                                                              122,775
                                                                                          -----------

OIL & GAS - 4.1%
British Petroleum PLC ADR . . . . . . . . . . . . . . . .               1,010                  75,624
Burlington Resources, Inc.  . . . . . . . . . . . . . . .                 400                  17,650
Coastal Corp. (The) . . . . . . . . . . . . . . . . . . .                 500                  26,594
Royal Dutch Petroleum Co. . . . . . . . . . . . . . . . .                 800                  43,500
Texaco, Inc.  . . . . . . . . . . . . . . . . . . . . . .                 300                  32,625
Total SA sponsored ADR  . . . . . . . . . . . . . . . . .                 200                  10,125
Unocal Corp.  . . . . . . . . . . . . . . . . . . . . . .                 300                  11,644
                                                                                          -----------
                                                                                              217,762
                                                                                          -----------

TOTAL ENERGY  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         340,537
                                                                                          -----------
FINANCE - 11.5%
BANKS - 3.1%
Bank of New York Co., Inc.  . . . . . . . . . . . . . . .               1,100                  47,850
BankAmerica Corp. . . . . . . . . . . . . . . . . . . . .                 800                  51,650
NationsBank Corp. . . . . . . . . . . . . . . . . . . . .               1,000                  64,500
                                                                                          -----------
                                                                                              164,000
                                                                                          -----------
CREDIT & OTHER FINANCE - 2.0%
American Express Co.  . . . . . . . . . . . . . . . . . .                 800                  59,600
Fleet Financial Group, Inc. . . . . . . . . . . . . . . .                 200                  12,650
Household International, Inc. . . . . . . . . . . . . . .                 300                  35,231
                                                                                          -----------
                                                                                              107,481
                                                                                          -----------
FEDERAL SPONSORED CREDIT - 1.6%
Federal Home Loan
  Mortgage Corporation  . . . . . . . . . . . . . . . . .               1,000                  34,375
Federal National
  Mortgage Association  . . . . . . . . . . . . . . . . .               1,200                  52,350
                                                                                          -----------
                                                                                               86,725
                                                                                          -----------
INSURANCE - 4.6%
Aetna, Inc. . . . . . . . . . . . . . . . . . . . . . . .                 300                  30,713
Allstate Corp.  . . . . . . . . . . . . . . . . . . . . .               1,100                  80,300
AMBAC, Inc. . . . . . . . . . . . . . . . . . . . . . . .                 700                  53,463
MBIA, Inc.  . . . . . . . . . . . . . . . . . . . . . . .                 300                  33,844
UNUM Corp.  . . . . . . . . . . . . . . . . . . . . . . .               1,100                  46,200
                                                                                          -----------
                                                                                              244,520
                                                                                          -----------
SAVINGS & LOANS - 0.2%
Washington Mutual, Inc. . . . . . . . . . . . . . . . . .                 200                  11,950
                                                                                          -----------

TOTAL FINANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         614,676
                                                                                          -----------
HEALTH - 12.3%
DRUGS & PHARMACEUTICALS - 6.1%
American Home Products Corp.  . . . . . . . . . . . . . .               1,100                  84,150
Bristol-Myers Squibb Co.  . . . . . . . . . . . . . . . .                 800                  64,800
Merck & Co., Inc. . . . . . . . . . . . . . . . . . . . .                 800                  82,800
Pfizer, Inc.  . . . . . . . . . . . . . . . . . . . . . .                 200                  23,900
Schering-Plough Corp. . . . . . . . . . . . . . . . . . .                 900                  43,088
SmithKline Beecham PLC ADR  . . . . . . . . . . . . . . .                 300                  27,488
                                                                                          -----------
                                                                                              326,226
                                                                                          -----------
MEDICAL EQUIPMENT & SUPPLIES - 3.4%
Abbott Laboratories . . . . . . . . . . . . . . . . . . .                 300                  20,025
Baxter International, Inc.  . . . . . . . . . . . . . . .                 700                  36,575
Becton, Dickinson & Co. . . . . . . . . . . . . . . . . .                 500                  25,313
Bergen Brunswig Corp. Class A . . . . . . . . . . . . . .               1,250                  34,844
Johnson & Johnson . . . . . . . . . . . . . . . . . . . .                 600                  38,625
Omnicare, Inc.  . . . . . . . . . . . . . . . . . . . . .                 400                  12,550
St. Jude Medical, Inc. (a)  . . . . . . . . . . . . . . .                 300                  11,700
                                                                                          -----------
                                                                                              179,632
                                                                                          -----------
MEDICAL FACILITIES MANAGEMENT - 2.8%
Columbia/HCA Healthcare Corp. . . . . . . . . . . . . . .                 700                  27,519
HEALTHSOUTH Rehabilitation Corp. (a)  . . . . . . . . . .               1,100                  27,431
Health Management Associates, Inc.
  Class A (a) . . . . . . . . . . . . . . . . . . . . . .                 700                  19,950
Humana, Inc.  . . . . . . . . . . . . . . . . . . . . . .                 500                  11,563
Oxford Health Plans, Inc. . . . . . . . . . . . . . . . .                 100                   7,175
Tenet Healthcare Corp. (a)  . . . . . . . . . . . . . . .               1,200                  35,475
Vencor, Inc. (a)  . . . . . . . . . . . . . . . . . . . .                 500                  21,125
                                                                                          -----------
                                                                                              150,238
                                                                                          -----------

TOTAL HEALTH  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         656,096
                                                                                          -----------
INDUSTRIAL MACHINERY & EQUIPMENT - 7.2%
ELECTRICAL EQUIPMENT - 2.3%
General Electric Co.  . . . . . . . . . . . . . . . . . .               1,400                  91,525
Westinghouse Electric Corp. . . . . . . . . . . . . . . .               1,300                  30,063
                                                                                          -----------
                                                                                              121,588
                                                                                          -----------
INDUSTRIAL MACHINERY & EQUIPMENT - 3.9%
Case Corp.  . . . . . . . . . . . . . . . . . . . . . . .                 600                  41,325
Caterpillar, Inc. . . . . . . . . . . . . . . . . . . . .                 300                  32,213


See accompanying notes which are an integral part of the financial statements.

                                        13                    SEMIANNUAL REPORT

LARGE CAP PORTFOLIO
INVESTMENTS (UNAUDITED) - CONTINUED

COMMON STOCKS - CONTINUED

                                                                       SHARES          VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
Ingersoll-Rand Co.  . . . . . . . . . . . . . . . . . . .                 500             $    30,875
Stanley Works . . . . . . . . . . . . . . . . . . . . . .                 500                  20,000
Tyco International Ltd. . . . . . . . . . . . . . . . . .               1,200                  83,475
                                                                                          -----------
                                                                                              207,888
                                                                                          -----------

POLLUTION CONTROL - 1.0%
Browning-Ferris Industries, Inc.  . . . . . . . . . . . .                 700                  23,275
USA Waste Services, Inc.  . . . . . . . . . . . . . . . .                 400                  15,450
Waste Management, Inc.  . . . . . . . . . . . . . . . . .                 400                  12,850
                                                                                          -----------
                                                                                               51,575
                                                                                          -----------

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT  . . . . . . . . . . . . . . .                         381,051
                                                                                          -----------

MEDIA & LEISURE - 4.9%
ENTERTAINMENT - 0.9%
Carnival Cruise Lines, Inc. Class A . . . . . . . . . . .                 600                  24,750
MGM Grand, Inc. (a) . . . . . . . . . . . . . . . . . . .                 600                  22,200
                                                                                          -----------
                                                                                               46,950
                                                                                          -----------

LODGING & GAMING - 3.3%
HFS, Inc. (a) . . . . . . . . . . . . . . . . . . . . . .                 800                  46,400
La Quinta Motor Inns, Inc.  . . . . . . . . . . . . . . .               1,200                  26,250
Marriott International, Inc.  . . . . . . . . . . . . . .               1,400                  85,925
Mirage Resorts, Inc. (a)  . . . . . . . . . . . . . . . .                 600                  15,150
                                                                                          -----------
                                                                                              173,725
                                                                                          -----------
PUBLISHING - 0.2%
Times Mirror Co. Class A  . . . . . . . . . . . . . . . .                 200                  11,050
                                                                                          -----------
RESTAURANTS - 0.5%
Rainforest Cafe, Inc. (a) . . . . . . . . . . . . . . . .               1,100                  27,913
                                                                                          -----------
TOTAL MEDIA & LEISURE . . . . . . . . . . . . . . . . . . . . . . . .                         259,638
                                                                                          -----------

NONDURABLES - 6.8%
AGRICULTURE - 0.3%
Pioneer Hi-Bred International, Inc. . . . . . . . . . . .                 200                  16,000
                                                                                          -----------
BEVERAGES - 1.2%
Coca-Cola Co. (The) . . . . . . . . . . . . . . . . . . .                 100                   6,750
PepsiCo, Inc. . . . . . . . . . . . . . . . . . . . . . .               1,500                  56,344
                                                                                          -----------
                                                                                               63,094
                                                                                          -----------
FOODS - 1.5%
CPC International, Inc. . . . . . . . . . . . . . . . . .                 200                  18,463
ConAgra, Inc. . . . . . . . . . . . . . . . . . . . . . .                 200                  12,825
Hershey Foods Corp. . . . . . . . . . . . . . . . . . . .                 200                  11,063
Ralston Purina Co.  . . . . . . . . . . . . . . . . . . .                 200                  16,438
Sara Lee Corp.  . . . . . . . . . . . . . . . . . . . . .                 500                  20,813
                                                                                          -----------
                                                                                               79,602
                                                                                          -----------

HOUSEHOLD PRODUCTS - 1.3%
Clorox Co.  . . . . . . . . . . . . . . . . . . . . . . .                 200                  26,400
Procter & Gamble Co.  . . . . . . . . . . . . . . . . . .                 300                  42,375
                                                                                          -----------
                                                                                               68,775
                                                                                          -----------

TOBACCO - 2.5%
Philip Morris Companies, Inc. . . . . . . . . . . . . . .               2,400                 106,500
RJR Nabisco Holdings Corp.  . . . . . . . . . . . . . . .                 800                  26,400
                                                                                          -----------
                                                                                              132,900
                                                                                          -----------

TOTAL NONDURABLES . . . . . . . . . . . . . . . . . . . . . . . . . .                         360,371
                                                                                          -----------

RETAIL & WHOLESALE - 8.0%
APPAREL STORES - 0.8%
Payless ShoeSource, Inc. (a)  . . . . . . . . . . . . . .                 500                  27,344
TJX Companies, Inc. . . . . . . . . . . . . . . . . . . .                 600                  15,825
                                                                                          -----------
                                                                                               43,169
                                                                                          -----------

DRUG STORES - 0.8%
Rite Aid Corp.  . . . . . . . . . . . . . . . . . . . . .                 800                  39,900
                                                                                          -----------
GENERAL MERCHANDISE STORES - 2.0%
Consolidated Stores Corp. (a) . . . . . . . . . . . . . .                 500                  17,375
Sears, Roebuck & Co.  . . . . . . . . . . . . . . . . . .               1,100                  59,125
Wal-Mart Stores, Inc. . . . . . . . . . . . . . . . . . .                 900                  30,431
                                                                                          -----------
                                                                                              106,931
                                                                                          -----------
GROCERY STORES - 1.8%
American Stores Co. . . . . . . . . . . . . . . . . . . .                 500                  24,688
Kroger Co. (The) (a)  . . . . . . . . . . . . . . . . . .                 900                  26,100
Safeway, Inc. (a) . . . . . . . . . . . . . . . . . . . .               1,000                  46,125
                                                                                          -----------
                                                                                               96,913
                                                                                          -----------

RETAIL & WHOLESALE, MISCELLANEOUS - 2.6%
Circuit City Stores, Inc. -
  Circuit City Group  . . . . . . . . . . . . . . . . . .               1,000                  35,563
Lowe's Companies, Inc.  . . . . . . . . . . . . . . . . .                 600                  22,275
Toys "R" Us, Inc. (a) . . . . . . . . . . . . . . . . . .               1,900                  66,500
Viking Office Products, Inc. (a)  . . . . . . . . . . . .                 700                  13,300
                                                                                          -----------
                                                                                              137,638
                                                                                          -----------

TOTAL RETAIL & WHOLESALE  . . . . . . . . . . . . . . . . . . . . . .                         424,551
                                                                                          -----------

SERVICES - 2.9%
ADVERTISING - 0.5%
Omnicom Group, Inc. . . . . . . . . . . . . . . . . . . .                 400                  24,650
                                                                                          -----------
SERVICES - 2.4%
AccuStaff, Inc. (a) . . . . . . . . . . . . . . . . . . .               1,300                  30,794
CDI Corp. (a) . . . . . . . . . . . . . . . . . . . . . .                 700                  29,181
Service Corp. International . . . . . . . . . . . . . . .                 600                  19,725
Sitel Corp. (a) . . . . . . . . . . . . . . . . . . . . .               2,400                  49,500
                                                                                          -----------
                                                                                              129,200
                                                                                          -----------

TOTAL SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . . . .                         153,850
                                                                                          -----------
TECHNOLOGY - 16.0%
COMMUNICATIONS EQUIPMENT - 2.1%
Alcatel Alsthom Compagnie Generale
  d'Electricite SA sponsored ADR  . . . . . . . . . . . .               1,300                  32,825
Ascend Communications, Inc. (a) . . . . . . . . . . . . .                 700                  27,563
Aspect Telecommunications Corp. (a) . . . . . . . . . . .               1,100                  24,475
Cisco Systems, Inc. (a) . . . . . . . . . . . . . . . . .                 300                  20,138
Network General Corp. (a) . . . . . . . . . . . . . . . .                 500                   7,438
                                                                                          -----------
                                                                                              112,439
                                                                                          -----------
COMPUTER SERVICES & SOFTWARE - 3.4%
Analysts International Corp.  . . . . . . . . . . . . . .                 400                  13,400
Automatic Data Processing, Inc. . . . . . . . . . . . . .                 500                  23,500
CUC International, Inc. (a) . . . . . . . . . . . . . . .               1,750                  45,172
Equifax, Inc. . . . . . . . . . . . . . . . . . . . . . .                 700                  26,031
Microsoft Corp. (a) . . . . . . . . . . . . . . . . . . .                 200                  25,275
Oracle Systems Corp. (a)  . . . . . . . . . . . . . . . .                 500                  25,188
SunGard Data Systems, Inc. (a)  . . . . . . . . . . . . .                 500                  23,250
                                                                                          -----------
                                                                                              181,816
                                                                                          -----------
COMPUTERS & OFFICE EQUIPMENT - 5.5%
Adaptec, Inc. (a) . . . . . . . . . . . . . . . . . . . .               1,600                  55,600
Comdisco, Inc.  . . . . . . . . . . . . . . . . . . . . .               1,200                  31,200
Compaq Computer Corp. . . . . . . . . . . . . . . . . . .                 300                  29,775
EMC Corp. (a) . . . . . . . . . . . . . . . . . . . . . .                 300                  11,700
Fore Systems, Inc. (a)  . . . . . . . . . . . . . . . . .               2,300                  31,338
International Business Machines Corp. . . . . . . . . . .               1,000                  90,188
Pitney Bowes, Inc.  . . . . . . . . . . . . . . . . . . .                 600                  41,700
                                                                                          -----------
                                                                                              291,501
                                                                                          -----------



See accompanying notes which are an integral part of the financial statements.

SEMIANNUAL REPORT                      14

                                                                       SHARES          VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONIC INSTRUMENTS - 0.5%
Applied Materials, Inc. . . . . . . . . . . . . . . . . .                 400              $   28,325
                                                                                          -----------
ELECTRONICS - 4.5%
Altera Corp. (a)  . . . . . . . . . . . . . . . . . . . .                 300                  15,150
Analog Devices, Inc. (a)  . . . . . . . . . . . . . . . .               1,167                  30,990
Intel Corp. . . . . . . . . . . . . . . . . . . . . . . .                 200                  28,363
Linear Technology Corp. . . . . . . . . . . . . . . . . .                 700                  36,225
Maxim Integrated Products, Inc. (a) . . . . . . . . . . .                 400                  22,750
Micron Technology, Inc. . . . . . . . . . . . . . . . . .                 700                  27,956
Motorola, Inc.  . . . . . . . . . . . . . . . . . . . . .                 700                  53,200
Texas Instruments, Inc. . . . . . . . . . . . . . . . . .                 300                  25,219
                                                                                          -----------
                                                                                              239,853
                                                                                          -----------

TOTAL TECHNOLOGY  . . . . . . . . . . . . . . . . . . . . . . . . . .                         853,934
                                                                                          -----------

TRANSPORTATION - 0.7%
RAILROADS - 0.7%
CSX Corp. . . . . . . . . . . . . . . . . . . . . . . . .                 700                  38,850
                                                                                          -----------

UTILITIES - 2.6%
TELEPHONE SERVICES - 2.6%
Cincinnati Bell, Inc. . . . . . . . . . . . . . . . . . .                 800                  25,200
LCI International, Inc. (a) . . . . . . . . . . . . . . .                 600                  13,125
SBC Communications, Inc.  . . . . . . . . . . . . . . . .                 900                  55,688
WorldCom, Inc. (a)  . . . . . . . . . . . . . . . . . . .               1,400                  44,800
                                                                                          -----------
                                                                                              138,813
                                                                                          -----------

TOTAL COMMON STOCKS
  (Cost $3,821,809) . . . . . . . . . . . . . . . . . . . . . . . . .                       4,638,866
                                                                                      ---------------

CASH EQUIVALENTS -- 12.9%

                                                                     MATURITY
                                                                       AMOUNT
Investments in repurchase agreements
  (U.S. Treasury obligations) in a joint
  trading account at 5.93%, dated
  6/30/97 due 7/1/97  . . . . . . . . . . . . . . . . . .     $       687,113                 687,000
                                                                                          -----------

TOTAL INVESTMENT IN SECURITIES - 100%
  (Cost $4,508,809) . . . . . . . . . . . . . . . . . . . . . . . . . . .            $      5,325,866
                                                                                     ================


LEGEND

(a) Non-income producing

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $2,168,122 and $1,237,748, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms amounted to $141 for the period (see Note 4 of Notes to Financial Statements).

INCOME TAX INFORMATION

At June 30, 1997 the aggregate cost of investment securities for income tax purposes was $4,508,809. Net unrealized appreciation aggregated $817,057, of which $860,679 related to appreciated investment securities and $43,622 related to depreciated investment securities.





See accompanying notes which are an integral part of the financial statements.

                                 15                            SEMIANNUAL REPORT

LARGE CAP PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                            JUNE 30, 1997 (UNAUDITED)
ASSETS
Investment in securities, at
  value (including repurchase agreements of $687,000)
  (cost $4,508,809) -- See accompanying schedule  . . .                              $     5,325,866
Cash  . . . . . . . . . . . . . . . . . . . . . . . . .                                          236
Receivable for investments sold . . . . . . . . . . . .                                      348,779
Receivable for fund shares sold . . . . . . . . . . . .                                       46,252
Dividends receivable  . . . . . . . . . . . . . . . . .                                        4,571
Receivable for expense reductions . . . . . . . . . . .                                        5,473
                                                                                     ---------------
  TOTAL ASSETS  . . . . . . . . . . . . . . . . . . . .                                    5,731,177

LIABILITIES
Payable for investments purchased . . . . . . . . . . .       $       652,561
Other payables and accrued expenses . . . . . . . . . .                24,055
                                                              ---------------
  TOTAL LIABILITIES . . . . . . . . . . . . . . . . . .                                      676,616
                                                                                     ---------------

NET ASSETS  . . . . . . . . . . . . . . . . . . . . . .                              $     5,054,561
                                                                                     ===============
Net Assets consist of:
Paid in capital . . . . . . . . . . . . . . . . . . . .                              $     4,187,828
Undistributed net investment income . . . . . . . . . .                                       11,643
Accumulated undistributed net
  realized gain (loss) on investments . . . . . . . . .                                       38,033
Net unrealized appreciation
  (depreciation) on investments . . . . . . . . . . . .                                      817,057
                                                                                     ---------------

NET ASSETS, for 399,540 shares outstanding  . . . . . .                              $     5,054,561
                                                                                     ===============
NET ASSET VALUE, offering price
  and redemption price per share
  ($5,054,561 / 399,540 shares) . . . . . . . . . . . .                                       $12.65
                                                                                              ======



STATEMENT OF OPERATIONS

                                                           SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
Dividends . . . . . . . . . . . . . . . . . . . . . . .                                $       22,313
Interest  . . . . . . . . . . . . . . . . . . . . . . .                                         7,796
                                                                                       --------------
  TOTAL INCOME  . . . . . . . . . . . . . . . . . . . .                                        30,109

EXPENSES
Management fee  . . . . . . . . . . . . . . . . . . . .         $      14,749
Transfer agent fees . . . . . . . . . . . . . . . . . .                   857
Accounting fees and expenses  . . . . . . . . . . . . .                30,000
Non-interested trustees' compensation . . . . . . . . .                 2,417
Custodian fees and expenses . . . . . . . . . . . . . .                 5,367
Audit . . . . . . . . . . . . . . . . . . . . . . . . .                15,939
                                                                -------------
  Total expenses before reductions  . . . . . . . . . .                69,329
  Expense reductions  . . . . . . . . . . . . . . . . .               (50,863)                 18,466
                                                                -------------          --------------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . . .                                        11,643
                                                                                       --------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
  investment securities . . . . . . . . . . . . . . . .                                        38,497
Change in net unrealized
  appreciation (depreciation) on
  investment securities . . . . . . . . . . . . . . . .                                       471,589
                                                                                       --------------
NET GAIN (LOSS) . . . . . . . . . . . . . . . . . . . .                                       510,086
                                                                                       --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . . . . . . . . . . .                                $      521,729
                                                                                       ==============




See accompanying notes which are an integral part of the financial statements.

SEMIANNUAL REPORT                       16

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         AUGUST 30, 1996
                                                                                          (COMMENCEMENT
                                                               SIX MONTHS ENDED         OF OPERATIONS) TO
                                                                JUNE 30, 1997              DECEMBER 31,
                                                                 (UNAUDITED)                   1996
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income . . . . . . . . . . . . . . . .        $       11,643            $     10,604
  Net realized gain (loss)  . . . . . . . . . . . . . .                38,497                  44,241
  Change in net unrealized appreciation
    (depreciation)  . . . . . . . . . . . . . . . . . .               471,589                 345,468
                                                               --------------            ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS . . . . . . . . . . . . .               521,729                 400,313
                                                               --------------            ------------
Distributions to shareholders
  From net investment income  . . . . . . . . . . . . .                    --                 (12,039)
  From net realized gain  . . . . . . . . . . . . . . .               (43,270)                     --
                                                               --------------            ------------
  Total distributions . . . . . . . . . . . . . . . . .               (43,270)                (12,039)
                                                               --------------            ------------
Share transactions
  Net proceeds from sales of shares . . . . . . . . . .             1,151,086               3,011,171
  Reinvestment of distributions . . . . . . . . . . . .                43,270                  12,039
  Cost of shares redeemed . . . . . . . . . . . . . . .               (29,738)                     --
                                                               --------------            ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM SHARE TRANSACTIONS . . . . . . . . . . . . . .             1,164,618               3,023,210
                                                               --------------            ------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS  . . . . .             1,643,077               3,411,484
NET ASSETS
  Beginning of period . . . . . . . . . . . . . . . . .             3,411,484                      --
                                                               --------------            ------------
  End of period (including undistributed net investment
    income of $11,643 and $0, respectively) . . . . . .        $    5,054,561            $  3,411,484
                                                               ==============            ============
OTHER INFORMATION
Shares
  Sold  . . . . . . . . . . . . . . . . . . . . . . . .                96,293                 301,006
  Issued in reinvestment of distributions . . . . . . .                 3,705                   1,054
  Redeemed  . . . . . . . . . . . . . . . . . . . . . .                (2,518)                     --
                                                               --------------            ------------
  Net increase (decrease) . . . . . . . . . . . . . . .                97,480                 302,060
                                                               ==============            ============

See accompanying notes which are an integral part of the financial statements.



FINANCIAL HIGHLIGHTS

                                                                                        AUGUST 30, 1996
                                                                                         (COMMENCEMENT
                                                               SIX MONTHS ENDED        OF OPERATIONS) TO
                                                                 JUNE 30, 1997           DECEMBER 31,
SELECTED PER-SHARE DATA                                           (UNAUDITED)                1996
Net asset value, beginning of period  . . . . . . . . .            $    11.29              $    10.00
                                                                   ----------              ----------
Income from Investment Operations
  Net investment income . . . . . . . . . . . . . . . .                   .03 (E)                 .04
  Net realized and unrealized gain (loss) . . . . . . .                  1.47                    1.29
                                                                   ----------              ----------
  Total from investment operations  . . . . . . . . . .                  1.50                    1.33
                                                                   ----------              ----------
Less Distributions
  From net investment income  . . . . . . . . . . . . .                    --                    (.04)
  From net realized gain  . . . . . . . . . . . . . . .                  (.14)                     --
                                                                   ----------              ----------
  Total distributions . . . . . . . . . . . . . . . . .                  (.14)                   (.04)
                                                                   ----------              ----------
Net asset value, end of period  . . . . . . . . . . . .            $    12.65              $    11.29
                                                                   ==========              ==========
TOTAL RETURN (B), (D) . . . . . . . . . . . . . . . . .                 13.39%                  13.30%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) . . . . . . . .            $    5,055              $    3,411
Ratio of expenses to average net assets . . . . . . . .                   .95% (A), (C)           .95% (A), (C)
Ratio of net investment income to average net assets  .                   .60% (A)                .98% (A)
Portfolio turnover rate . . . . . . . . . . . . . . . .                    68% (A                  57% (A)
Average commission rate (F) . . . . . . . . . . . . . .            $    .0169              $    .0214

(A) Annualized (B) Total returns for periods of less than one year are not annualized. (C) The Travelers agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher (see Note 5 of Notes to Financial Statements). (D) The total returns would have been lower had certain expenses not been reduced during the periods shown (see Note 5 of Notes to Financial Statements). (E) Net investment income per share has been calculated based on average shares outstanding during the period. (F) A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.





                                       17                     SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1997 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Equity Income Portfolio and Large Cap Portfolio (the funds) are funds of The Travelers Series Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment sub-adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.






SEMIANNUAL REPORT                      18

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, Travelers Asset Management International Corporation (TAMIC), an affiliate of The Travelers Insurance Company (The Travelers), receives a fee that is computed daily at an annualized rate of .75% of each fund's average net assets. TAMIC, on behalf of each fund, has entered into a sub-advisory agreement with FMR. For its services as each fund's sub-adviser, FMR is paid a portion of TAMIC's management fee that is computed daily at an annualized rate of .45% of each fund's average net assets.

TRANSFER AGENT FEES. The Travelers is each fund's transfer, dividend disbursing, and shareholder servicing agent. The trust, on behalf of each fund, has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, under which FIIOC performs each fund's transfer, dividend disbursing, and shareholder servicing agent functions. For its services, FIIOC receives account fees and asset-based fees that vary according to account size and type of account.

ACCOUNTING FEES. The trust, on behalf of each fund, has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. EXPENSE REDUCTIONS.

The Travelers voluntarily agreed to reimburse each fund's   operating expenses
above an annual rate of .95% of average net assets. For the period, the reimbursement reduced expenses by $51,467 and $50,863 for Equity Income Portfolio and Large Cap Portfolio, respectively. Through an arrangement between The Travelers and Fidelity Investments Institutional Services Co., Inc. (FIIS), an affiliate of FMR, FIIS has agreed to pay The Travelers a portion of these reimbursements.

6. BENEFICIAL INTEREST.

At the end of the period, The Travelers, its affiliates and Separate Accounts of The Travelers were record owners of approximately 100% of the total outstanding shares of each fund.






                                        19                     SEMIANNUAL REPORT

INVESTMENT ADVISER

Travelers Asset Management International Corporation
Hartford, Connecticut

INVESTMENT SUB-ADVISER

Fidelity Management & Research Company
Boston, Massachusetts

INDEPENDENT ACCOUNTANTS

Price Waterhouse
Boston, Massachusetts

CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Equity Income Portfolio or Large Cap Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity Insurance products offered by the Travelers Insurance Company or the Travelers Life and Annuity Company and the prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.